                                                                    EXHIBIT 10.4

Information has been omitted pursuant to an application for confidential treatment and the omitted material has been filed separately with the Commission pursuant to an application for confidential treatment. Omitted material is indicated with an asterisk (*).

                            MASTER VENDOR AGREEMENT

         This Master Vendor Agreement ("Agreement") is entered into as of the closing date of the Stock Purchase Agreement (as defined below) (the "Effective Date"), by and between FORD MOTOR COMPANY ("FORD"), a Delaware corporation, and MSX INTERNATIONAL (HOLDINGS), INC. ("MSXI"), a Delaware corporation (individually, "Party" and collectively, "Parties"). The following space is provided for the Parties to enter the Effective Date: August 31, 1997.

                                    RECITALS

         A. Concurrent with the execution and delivery of this Agreement, MSXI executed a Stock Purchase Agreement dated as of July 25, 1997 (the "Stock Purchase Agreement") to purchase all of the capital stock of Geometric Results Incorporated ("GRI") from FORD.

         B. One of the important services heretofore provided by GRI to FORD and Ford affiliates (hereinafter, the term FORD shall include include FORD's majority owned affiliates) has been the management of the selection, retention and payment of suppliers, as described under the caption "PeopleNet" on
Exhibit 1.2.1 (left column) ("Supply Management") of on-site contract personnel services (the "Services") through a process known within FORD and GRI as the PeopleNet process. FORD and MSXI desire to ensure that MSXI provides or causes GRI to continue to provide Supply Management to FORD and that FORD continues to purchase Supply Management from GRI. The FORD business units located in the United States for which GRI (or MSXI) performs Supply Management are referred to herein as "FBU Customers". GRI also provides Supply Management to FORD (including Jaguar Cars Limited) in the United Kingdom. GRI provides a multitude of other services to FORD which the Parties wish to continue and which are covered in a separate Supply Agreement of even date.

         C. MSXI is in the business of supplying the Services to FORD and other customers and wishes to expand its business with FORD. The Parties have agreed that in connection with MSM's purchase of GRL that business relationship will be expanded as set forth herein.

         D. FORD and MSXI desire to avoid or minimize business disruption to the Parties arising out of the sale of GRI by maintaining for a reasonable period of time ordering and billing processes (the "Ford Ordering and Billings Systems") utilized by FORD and GRI as of the date of this Agreement until such time as new processes and systems are developed and implemented.

         E. To carry out the foregoing objectives, FORD and MSXI have agreed that FORD will appoint MSXI as its "Master Vendor" with the rights and obligations arising out of that relationship as defined herein. The Parties intend that this will be a long-term business relationship where considerations of fairness to each of the Parties, consistent with this Agreement and other agreements between the Parties, will play a major role in dealing with issues that may arise during the course of the relationship. In Article 4.5 of the Stock Purchase Agreement, the Parties have agreed to establish a group of executives from FORD and MSXI (the "Advisory Board") to monitor the relationship between FORD and MSXI. The Parties further agree that the Advisory Board may be called upon to attempt to resolve material issues of fairness in the administration of this Agreement and other contracts which exist between MSXI and FORD.

         NOW, THEREFORE, for the purpose of inducing MSXI to consummate the transactions contemplated by the Stock Purchase Agreement and in consideration of the premises, the Parties agree as follows:

ARTICLE 1. - PURCHASE AND SUPPLY RELATIONSHIP

1.1 During the term of this Agreement (as defined in Article 16.1), FORD, on its own behalf or on behalf of the FBU Customer identified on the face of a Purchase Order (as defined below), will purchase and MSXI, on its own behalf or on behalf of the MSXI company identified on the face of a Purchase Order (e.g., GRI), will supply certain services as set forth herein. GRI's current FBU Customers are referred to herein as "Existing FBU Customers." FORD represents that, to the best of its knowledge, the column labeled Dept Number on Exhibit 1.1 contains an accurate list of Existing FBU Customers.

1.2 FORD hereby designates MSXI as its "Master Vendor" for the Services, as more fully described herein, and the Parties intend to extend the designation to other FORD business units, if both Parties determine doing so would be in their best interests.

    1.2.1 As FORD's designated Master Vendor for the Services, MSXI's role will include Supply Management, including second tier supplier selection, negotiation of rates, and increased first tier supplier status for MSXI (i.e., MSXI employees performing the services for FORD, hereinafter "MSXI First Tier Services"); provided, however, MSXI shall comply with the reasonable requests of FORD described in Section 1.4 and Article 9 hereunder. A detailed listing of the roles and responsibilities of MSXI as the "Master Vendor" for Supply Management is contained in Exhibit 1.2.1 hereto (right column), as compared to the previous roles and responsibilities of Ford, GRI and Suppliers (left column). As shown on
Exhibit 1.2.1, FORD will transfer functions previously carried out by FORD to MSXI and MSXI will perform such functions; the completion of transfer of such functions is referred to herein as "Full Implementation." During the term of this Agreement, each Existing FBU Customer and each other FORD business unit that becomes an FBU Customer will purchase from MSXI Supply Management for the Services and its requirements for the Services, and MSXI will supply such Services and Supply Management to such FBU Customers.

          1.2.2 The Parties intend and will use good faith efforts to cause Full Implementation for

Existing FBU Customers of the Master Vendor relationship between MSXI and FORD by July 1, 1998. The Parties recognize that the implementation of MSXI's Master Vendor status is the responsibility of both Parties. Proactive support from FORD during the period leading up to Full Implementation, including proactive support on sourcing strategies, obtaining the support of preferred suppliers and the support of internal customers, is a key factor in achieving Full Implementation. If MSXI determines that Full Implementation for Existing FBU Customers is not likely to be accomplished by July 1, 1998, and MSXI desires to seek a delay in the effective date of the reduction of the fee prescribed pursuant to Article 3.2.3, MSXI will notify FORD to that effect and the Parties will convene the Advisory Board to determine a fair and equitable resolution of the matter. The Advisory Board will take equitable action, taking into account all the relevant circumstances, consistent with the long-term relationship between FORD and MSXI and the expectation that, at the time of the reduction of the fee provided for in article 3.2.3, MSXI's profit margins associated with such fees will be preserved at a level consistent with that existing prior to such reduction,
Exhibit 1.2.2 provides a sample calculation of such profit margins.

          1.2.3 During the term of this Agreement, MSXI will be the only Master Vendor of the Services for FORD, and there will be no other joint master vendor relationship for such Services. The Existing FBU Customers have agreed that MSXI serves as their Master Vendor. Other FORD business units do not have master vendors for the Services, and if any FORD business unit wishes to appoint a master vendor for the Services, it shall appoint MSXI. In support of this, FORD agrees as follows: (a) No FORD business unit will enter into any agreement or arrangement (other than this Agreement) whereby any supplier provides FORD with Supply Management for the Services; and (b) FORD agrees that where it comes to the attention of the Ford Purchasing Department that a business unit is considering entering into an agreement for another supplier to provide a major portion of its requirements for on-site contract personnel services (except insignificant agreements), FORD will notify MSXI and MSXI will be given an opportunity to bid on that business as a preferred supplier.

1.3 MSXI's performance in the Master Vendor relationship with FORD will be measured by FORD's Q1 metrics program as established in Article 1.3.1. Procedures and work instructions for the administration of the Services at FORD are contained in GRI's quality manual for the Services.

          1.3.1 Master Vendor Q1 metrics applicable to MSXI are identified as quality (customer satisfaction) and deliverable timing. Cost, which is normally a part of Ql Metrics, is specifically addressed elsewhere in this Agreement. Metric statements inclusive of definitions and goals for Q1 metrics have been established by the Parties and are attached as Exhibit 1.3.1 hereto. Timing measurable goals will be determined by the Parties based upon a 12 month historical average from the previous 12 months (or annual contract period) as documented in the metric statement.

          1.3.2 The Parties will conduct jointly an annual formal review of the Q1 metrics for MSXI performance. MSXI will conduct an informal review of such metrics monthly and provide the results of such review to FORD. If any given evaluation does not meet the Ql criteria for four consecutive months, a review may be initiated by FORD to determine whether Ql probation is warranted. If probation is warranted, MSXI will be allowed at least six months to cure such deficiency. The Parties recognize that the increased use of MSXI First Tier Services may involve a change in existing relationships between FORD personnel and existing suppliers as well as other changes at FORD which may result in initial dissatisfaction until FORD personnel become accustomed to the Master Vendor relationship with MSXI. In addition, the Parties recogaize that MSXI will undergo a period of expansion of providing Services to FORD and that such a period will likely involve potential for performance which will not meet Q1 criteria. The Parties agree to use good faith efforts to minimize any failure to achieve Ql criteria. In the event MSXI fails to achieve the Q1 criteria during the period leading up to and 90 days after Full Implementation for Existing FBU Customers, such failure will not cause MSXI to be placed on probation or otherwise considered in default of its obligations under this Agreement. The provisions of this Article 1.3 shall supersede any Q1 probation and/or revocation policy stated in FORD's quality manual as it pertains to MSXI as Master Vendor.

          1.3.3 MSXI, as the Master Vendor and provider of Supply Management, will assess the second tier suppliers according to the Q1 metrics which govern this Agreement and may take probationary or desourcing action, as it deems necessary, it being understood however, that MSXI has no right to grant, withdraw or withhold Q1 status on behalf of FORD for second tier suppliers.

1.4 MSXI shall support the achievement of FORD minority sourcing objectives. FORD agrees that all second tier suppliers having certification in accordance with FORD's minority recognition program shall qualify toward the aforementioned minority sourcing objectives. MSXI will administer minority source contracts, and billing and pricing will be carried out by MSXI in accordance with the other provisions of this Agreement. However, documentation will be structured in such a way to assure that FORD receives appropriate credit under applicable governmental programs. MSXI's compliance with this provision shall, regardless of legal structure, be considered to satisfy MSXI's minority sourcing obligations pursuant to FORD policy with respect to providing the Services. MSXI will use all good faith efforts to assure that a minimum of $75-million of its revenues for the Services will be minority source revenues in any year in which MSXI's total revenues for sale of Services to FORD is not less than $325-million. MSXI shall also use its good faith efforts to assure that the following percentages of its revenues are minority source revenues in the years indicated:

                 YEAR                                 PERCENTAGE

                 1997*                                    24%
                 1998                                     25
                 1999                                     26
                 2000                                     27
                 2001                                     28
                 2002*                                    29

* 1997 and 2002 are partial years

The foregoing commitment by MSXI is based on Exhibit 1.4, which states the status of minority sourcing for December 23, 1996 through July 6, 1997.

1.5 FORD will include MSXI in all requests for quotations, broadcast or other opportunities to provide the Services to any FORD business unit.

1.6 In further support of FORD's obligations hereunder, FORD agrees that during the term of this Agreement, FORD will not establish a business unit to perform Supply Management of Services.

1.7 FORD and MSXI will use good faith efforts to integrate MSXI's activities hereunder with FORD purchasing operations utilizing where appropriate FORD Ordering and Billing Systems.

1.8 The Parties shall continue the Supply Management currently provided by GRI to FORD (including Jaguar Cars Limited) in the United Kingdom pursuant to P.O. 09405 effective January 3, 1996 and P.O. JR/66/09482 until the Parties modify such arrangement.

ARTICLE 2. - OFFER, ACCEPTANCE

2.1 Procurement of Services will be accomplished through the utilization of FORD Ordering and Billing Systems and the issuance of standard FORD Purchase Orders (collectively "Purchase Order(s)"), which Purchase Order will constitute an offer to MSXI by FORD to enter into the purchase and supply agreement it describes. MSXI's commencement of work thereunder will constitute acceptance of the offer.

2.2 Once accepted, such Purchase Order together with this Agreement will be the complete and exclusive statement of the purchase agreement. The standard preprinted terms of the FORD Purchase Order shall not apply to transactions between FORD and MSXI covered by this Agreement. Any modifications of the terms set forth herein proposed by either Party (e.g., purchase order, confirmations, invoices) are not part of the agreement in the absence of the other Party's express written agreement to the modification.

ARTICLE 3. - PRICE AND ECONOMICS

3.1 The prices for the Services ("Bill Rates") covered by this Agreement shall be as set forth in this Article 3.1.

        3.1.1 The Bill Rates for each Existing FBU Customer, adjusted in accordance with this Agreement, shall be continued during the term of this Agreement for the following positions:

        (i) all positions filled or in process on or before August 31, 1997 ("Existing

        Arrangements"), as long as the contractee filling the position remains the same and the responsibilities remain the same; and

        (ii) all Backfills of Existing Arrangements completed within 30 calendar days after a position is vacated, where the term "Backfill" refers to the replacement of a contractee with a new contractee in the same position at the same Bill Rate, assuming that MSXI is able to provide such replacement at a cost no greater than that of the existing contractee.

        3.1.2 The Bill Rates for Existing Arrangements will be revised annually based on 80% of the U.S. Department of Labor, Bureau of Labor Statistics Employment Cost Indices (Total compensation, administrative support, including clerical, occupations- Series ID#: ECU 11122A; and professional, speciality, and technical occupations- Series ID#: ECU 1142A) (collectively, the "Indices"), applied as most reasonably applicable to all positions. The base period for such adjustments shall be the year ended December 31, 1996. Annual revisions to such Bill Rates will be implemented in the first billing cycle of May, beginning in May 1998.

        3.1.3 The Bill Rates for all Services other than those performed under Existing Arrangements ("New Arrangements") shall be in accordance with the rates shown on Exhibit 3.1.3, adjusted in accordance with this Agreement, except that in the case where the FBU Customer selects a particular individual, or a skill set which cannot be supplied by a second tier supplier, or MSXI if it elects to provide such contractee, at a rate that is equal to or less than the rate specified as "Deviation Threshold" on Exhibit 3.1.3, such Bill Rate shall be negotiated by MSXI and the FBU Customer. FORD and MSXI agree that, for those billing classifications appearing on Exhibit 3.1.3 where the Deviation Threshold is established as $0.00, MSXI will propose firm Bill Rates when 20 or more occurrences exist on which to base such firm Bill Rates. MSXI shall determine, in the case of any proposed contractee (other than one covered by a deviation process), the Bill Rate on Exhibit 3.1.3 identified as FORD Bill Rate A or FORD Bill Rate B which shall be applicable to such proposed contractee. Purchase Orders issued by FBU Customers pursuant to this Agreement shall incorporate the rates provided for in this Article 3.1.3.

        3.1.4 The Bill Rates for New Arrangements will be revised annually based on 80% of the Indices, applied as most ressonably applicable to each billing class appearing on Exhibit 3.1.3. The base period for such adjustments shall be the year ended December 31, 1996. Annual revisions to all Bill Rates will be implemented in the first billing cycle of May, beginning in May 1998.

        3.1.5. At either Party's option and in connection with the annual revision of Bill Rates for Existing Arrangements or New Arrangements, a mutual benchmarking study of an algorithm may be initiated, individually or in combination with other algorithms. The Parties intend modifications to the Bill Rates would be established consistent with the benchmark survey results.

        3.1.6. When MSXI expands the Master Vendor program beyond Existing FBU Customers, Bill Rates will be negotiated and mutually agreed upon by MSXI and the new FBU Customer, if the

Bill Rates for New Arrangements are inappropriate because of differences in the local job market

3.2 Pursuant to the Master Vendor relationship for the Services, MSXI's fee structure for Supply Management will be as follows:

         3.2.1 In accordance with current practice, from the Effective Date through August 31, 1997;


         3.2.2 2.2% of the total amount payable by FORD for Services performed during the time period of September 1, 1997 through June 30, 1998, excluding the fee determined under this Section 3.2 (the "Purchase Amount"); and

         3.2.3 1.5% of the FORD Purchase Amount for Services performed during the time period of July 1, 1998 until the end of this Agreement.


         3.2.4 Notwithstanding the other provisions of Article 3.2, either Party may request a benchmarking survey of the fee structure for Supply Management. Such benchmarking shall be determined according to mutually acceptable standards to determine whether there exists cost reduction opportunities that will justify a lower fee structure for Supply Management while maintaining MSXI's profit margins reflected in Exhibit 1.2.2. In the event that such savings are achieved, the fee structure will be adjusted accordingly.

3.3 The fees provided for herein shall be cumulative, and not mutually exclusive, except as expressly stated otherwise.


3.4 Promptly after the end of the term of this Agreement, MSXI will rebate to
FORD an amount equal to [      ]* per Person Year, to the extent that FORD's
utilization of MSXI First Tier Services exceed the thresholds shown on the following table:

                      [
                                   *
                                              ]


                                       7
*CONFIDENTIAL TREATMENT REQUESTED

Beginning with the first year for which FORD is entitled to a rebate, exceedances and subsequent shortfalls will be carried forward to subsequent years so that FORD shall be entitled to a rebate only to the extent the aggregate exceedances are greater than the subsequent shortfalls. FORD shall not receive credit for Person Years carried back pursuant to Article 3.5 to offset a fee increase.

3.5 The rate reductions contemplated for Supply Management are linked to increased utilization of MSXI)a First Tier Services and the following provisions address the circumstances of a shortfall in such utilization. As used herein, one "Person Year" means 1,968 straight time hours for which a supplier (or MSXI) is paid for Services and is deemed to equate to one full year of Services by one person. Examples of Person Year calculations are attached as Exhibit 3.5.1. "One-half Person Year" means 984 straight time hours for which a supplier (or
MSXI) is paid for Services.

         3.5.1 If FORD's utilization of MSXI First Tier Services during the period July 1 through December 31, 1997 is less than [ ] Persons Years [ , ] the amount by which such utilization is less, shall be a "shortfall," which shall be measured in Person Years. FORD will pay MSXI a supplemental fee equal to [ ] multiplied by the shortfall in Person Years [ ] per One-half Person Year); provided that if FORD's utilization of MSXI First Tier Services during 1998 exceeds [ ] Persons Years, the supplemental fee payable pursuant to this Article
3.5.1 with respect to 1997 shall be treated as though FORD had utilized MSXI First Tier Services during 1997 to the extent of one-half of such excess.

         3.5.2 If FORD's utilization of MSXI First Tier Services during the
calendar year 1998 is less than [   ]Person Years, the amount by which such
utilization is less shall be considered a "shortfall," which shall be measured
in Person Years. FORD will pay MSXI a supplemental fee equal to[    ] multiplied
by the shortfall in Person Years.

         3.5.3 If FORD's utilization of MSXI First Tier Services during the calendar year 1999 is less than [ ] Person Years, or [ ] of the FBU Customers' requirements for the Services during such year (expressed in Person Years), whichever is less, the amount by which such utilization is less shall be considered a "shortfall," which shall be measured in Person Years. FORD will pay MSXI a supplemental fee equal to [ ] multiplied by the shortfall in Person Years; provided that if FORD'S utilization of MSXI First Tier Services during the Year 2000 exceeds the threshold established in Article 3.5.4, the supplemental fee payable pursuant to this Article 3.5.3 with respect to 1999 shall be treated as though FORD had utilized MSXI First Tier Services during 1999 to the extent of such excess.

         3.5.4 If FORD's utilization of MSXI First Tier Services during the
calendar year 2000 is less than [     ] Person Years or [   ] of the FBU
Customers' requirements for the Services during such year (expressed in Person Years), whichever is less, the amount by which such utilization is less shall be considered a "shortfall," which shall be measured in Person Years. FORD will pay
MSXI a supplemental fee equal to [   ] multiplied by the shortfall in Person
Years; provided that if FORD's utilization of MSXI First Tier Services during 2001 exceed the threshold established in Article 3.5.5, the supplemental fee payable pursuant to this Article 3.5.4 with respect to 2000 shall be treated as though FORD had utilized MSXI First Tier Services during 2000 to the extent of such excess.

          3.5.5 If FORD's utilization of MSXI First Tier Services during the
calendar year 2001 is less than [   ]Person Years or [   ] of the FBU Customers'
requirements for the Services during such year (expressed in Person Years), whichever is less, the amount by which such utilization is less shall be considered a "shortfall," which shall be measured in Person Years. FORD will
pay MSXI a supplemental fee equal to [   ] multiplied by the shortfall in Person
Years; provided that if FORD's utilization of MSXI First Tier Services during the six month period January 1, 2002 through June 30, 2002 exceeds the thresholds established in Article 3.5.6, the supplemental fee payable pursuant to this Article 3.5.5 with respect to 2001 shall be treated as though FORD had utilized MSXI First Tier Services during 2001 to the extent of such excess.

          3.5.6 If FORD's utilization of MSXI First Tier Services for the six month period January 1, 2002 until June 30, 2002 is less than [ ] Person Years or [ ] of the FBU Customers' requirements for the Services during such period, whichever is less (expressed in Person Years), FORD will pay to MSXI a supplemental fee equal to [ ] multiplied by the shortfall in Person Years.

          3.5.7 FORD shall not be required to pay a supplemental fee pursuant to this Article 3.5 to the extent that such failure is the result of "MSXI Fault." The term "MSXI Fault" shall solely mean MSXI's failure to meet the standards set forth in Exhibit 3.5.7.

          3.5.8 The supplemental fees payable pursuant to this Article 3.5 shall be payable for the years 1997 and 1998 promptly after the end of 1998 upon invoice by MSXI. The supplemental fees payable with respect to each subsequent period shall be payable promptly after the end of the next following period upon invoice by MSXI. The supplemental fee payable with respect to any year shall bear interest on the unpaid balance thereof from time to time at MSXI's average borrowing rate commencing with the end of such year until payment in full. If a supplemental fee would be payable but for excess utilization of MSXI First Tier Services in a subsequent year, FORD shall pay interest as aforesaid on the amount which would have been payable but for such excess beginning the end of the year to which such supplemental fee relates.

3.6       It during any 12 mouth period, FORD's utilization of the Services
falls below [     ] Person Years, and such event is caused by a FORD policy
decision rather than adverse economic conditions to use fewer on-site contract personnel, the Parties will renegotiate this Agreement in an appropriate manner so as not to deny MSXI the benefit of this Agreement as originally contemplated by the Parties, which negotiation may include the following elements:

             (i) Restructuring of the Master Vendor relationship in any appropriate way to achieve purposes of the agreement; increase the percentages of Ford requirements available to MSXI; refund a portion of the purchase price to the extent necessary to reflect substantive change in the subject matter of the Agreement.

             (ii) Use other business tools available including other means of offsetting lost business with comparable business

3.7       For each of the five 12 month time periods following the Effective
Date, MSXI agrees to pay FORD, as a rebate of fees paid by FORD hereunder, [   ]
MSXI's Profits (as defined in Exhibit 3.7), on a before tax basis, generated by incremental on-site contract personnel services provided by or through MSX to non-FORD entities utilizing the PeopleNet process. Exhibit 3.7 hereto provides the formula, definitions and representative examples of the calculations to be used to determine the amount, if any, due FORD. Within 30 days of the end of each 12 month time period, MSXI shall utilize the formula provided in Exhibit 3.7 to determine whether any payment is due FORD for the preceding 12 month period. Within 45 days after the end of the term of this Agreement, Seller shall pay to FORD any amounts due FORD under this Article
3.7.

ARTICLE 4. - DELIVERY DATES, RELEASES

If delivery dates are not specified in a Purchase Order, will provide Services only as authorized by FORD to MSXI.

ARTICLE 5. - INVOICES, PAYMENT

5.1 The Parties agree that, if reasonable and consistent with sound business practices, all billing, payment and general transaction processes utilized by the Parties and GRI as of the date of this Agreement shall remain in place until such time as new processes are developed and implemented.

5.2 Payment for Services and Supply Management will be due in immediately available funds within one FORD business day after submission and successful receipt of electronic invoice, subject to subsequent audit and review for accuracy and completeness.

ARTICLE 6. - DEFENSE AND INDEMNITY

6.1 At FORD's request, MSXI will defend and shall have the right to defend and settle all claims (including lawsuits, administrative claims, and other proceedings to recover for personal injury or death, property damage, or economic losses) that are caused by intentional wrongful acts or the negligence of MSXI, its suppliers or contractors under a Purchase Order, including claims arising out of or related to work performed by MSXI, its employees or subcontractors on FORD's premises and claims for any related violations of any law, ordinance or regulation. To the full extent permitted by applicable law, MSXI will indemnify FORD, its directors, officers and employees and authorized dealers for all expenses (including attorney fees, settlements and judgments) incurred by FORD in connection with such claims, it being understood, however, that FORD should not incur expenses on any matter which MSXI has agreed to defend. FORD will give MSXI prompt notice of any claim.

6.2 MSXI, its suppliers and contractees agree not to assert any intellectual property right against FORD or FORD's Associated Companies, now or hereafter owned by MSXI, its suppliers and contractees, which would be infringed by the manufacture, reproduction, sale or use of any deliverable or Services incorporating a deliverable.

6.3 MSXI will use good faith efforts to cause MSXI's employees, contractors and agents not to possess, use, sell or transfer illegal drugs, medically unauthorized drugs or controlled substances, or unauthorized alcohol, and not to be under the influence of alcohol or drugs on FORD's premises. For services performed on FORD's premises in Canada, MSXI must furnish, prior to payment, evidence of compliance with the Worker's Compensation Act.

6.4 At MSXI's request, FORD will defend and shall have the right to defend and settle all claims (including lawsuits, administrative claims, and other proceedings to recover for personal injury or death, property damage, or economic losses) that are caused by intentional wrongful acts or the negligence of FORD, its suppliers or contractors other than MSXI or by MSXI's compliance with any provision of this Agreement relative to minority sourcing. To the full extent permitted by applicable law, FORD will indemnify MSXI, its directors, officers and employees for all expenses (including attorney fees, settlements and judgments) incurred by MSXI in connection with such claims, it being understood, however, that MSXI should not incur expenses on any matter which FORD has agreed to defend. MSXI will give FORD prompt notice of any claim. Further, FORD shall indemnify and hold harmless MSXI against any liability, cost or loss resulting from the termination by FORD of the services of any supplier or the eligibility of any supplier to supply services to FORD.

ARTICLE 7. - INTELLECTUAL PROPERTY

7.1 All right, title and interest in any invention, discovery, improvement or other work product ("Invention") independently developed by MSXI, its suppliers or contractees will belong to such entity. FORD and MSXI specifically agree that all right, title and interest in the software programs developed by GRI for PeopleNet reside solely with MSXI, subject only to the grant to FORD of a nonexclusive, paid-up, worldwide license to reproduce, use, maintain and modify such software for a period of one year in the event that FORD terminates this Agreement by reason of the breach hereof by MSXI; provided that such license shall not be transferable and shall not include the right to sublicense. MSXI specifically agrees that all data and information (i) provided by FORD for input into the software used by MSXI in providing the Services hereunder, and/or (ii) generated by such software for FORD, belongs solely to FORD.

7.2 All right, title and interest in any Invention made, conceived or first reduced to practice by MSXI's employees, suppliers or contractees by a person in performing research or development and in the field of use for which such person is performing services for FORD shall belong to FORD, without further consideration and shall be reported to FORD promptly. The "field of use" shall mean a field in which the person is hired for the purpose of research or development of Inventions and a reasonable extension thereof. Upon request of FORD, MSXI's employees, suppliers and contractees shall execute all documents and papers and shall furnish all reasonable assistance required to
(i) establish in FORD title to such Inventions, and (ii) enable FORD to apply for United States and foreign patents thereon. All other Inventions made, conceived or reduced to practice by such persons shall belong to MSXI or its supplier.

7.3 Any work of authorship created by any one or more of MSXI's employees, suppliers or contractees in performing contract services under a Purchase Order for use as a contribution to a collective work, as part of a motion picture or other audio-visual work, as a translation, as a supplementary work, as a compilation, as an instructional text, as a test, as answer material for a test, or as an atlas, shall be considered to be a specifically ordered or commissioned "work made for hire" for FORD and all copyrights for such work of authorship shall belong to FORD. In the event a portion of any work of authorship created by MSXI's employees, suppliers or contractees in performing the services under a Purchase Order does not qualify as "work made for hire", MSXI shall acquire all right, title and interest to all copyrights for such portion and assign to FORD all acquired right, title and interest to such copyrights, without further consideration from FORD. All works of authorship created and distributed under a Purchase Order will bear a valid copyright notice designating FORD as the copyright owner.

7.4 All drawings, know-how, and confidential information supplied to MSXI by FORD and identified as "confidential" in writing and all rights therein will remain the property of FORD and will be kept confidential by MSXI in accordance with Article 8.2 hereunder. MSXI is licensed to use FORD's drawings, know-how, and confidential information only for the purpose of fulfilling its obligations under a Purchase Order. In addition to the obligations of Article
8.2 and subject to the limitations therein, MSXI will not disclose such materials and information to third parties unless this is required for MSXI to fulfill its duties under a Purchase Order. MSXI will ensure that any third party to whom MSXI subcontracts any of the work hereunder is bound by all the terms and conditions relating to such work to which MSXI is bound under a Purchase Order.

7.5 MSXI will neither assert nor transfer to another a right to assert against FORD and/or any of its Associated Companies, or dealers or customers or suppliers thereof, any intellectual property right of MSXI that is applicable to any works of authorship described in Article 7.3 hereof furnished to FORD or any of FORD's Associated Companies in the course of MSXI's activity hereunder. Associated Company means Ford Motor Company and (if it is not the Buyer under a Purchase Order) any company in which Ford Motor Company owns, directly or indirectly, 25% or more of the capital or voting stock.

7.6 MSXI will use reasonable care not to sell or otherwise dispose of any product that incorporates any trademark, patentable invention, copyright work, industrial design or other matter the subject of any intellectual property right of FORD or any of its Associated Companies to any party other than FORD except where specifically authorized by FORD in writing.

7.7 MSXI, as well as its suppliers and contractees hereby grant to FORD, a permanent, nonexclusive, paid-up, worldwide license, with a right to grant sublicenses, under each copyright MSXI, its suppliers and contractees own or control or have the right to license, in each work of authorship fixed in any tangible medium of expression that MSXI, its suppliers and contractees furnish to FORD or FORD's designee produced pursuant to a Purchase Order to use such work, reproduce such work in quantities, prepare derivative works, distribute copies of such work to the public, and perform and display such work publicly, provided however that computer software shall be excluded from such grant unless the services are provided for the purpose of creating or modifying, such software.

ARTICLE 8. - INFORMATION AND DATA

8.1 MSXI will furnish to FORD, or another party designated by FORD, without restrictions on use or disclosure, all information and data MSXI acquires or develops in the course of MSXI's activities under a Purchase Order and only within the scope of work thereof in form and content set forth in
Exhibit 8.1, or as otherwise mutually agreed by the Parties (the "Reports"). In the event FORD requests information in form or content other than the Reports, and such request places an undue burden on MSXI (e.g., man-hours, cost), the Parties will negotiate in good faith to mitigate or remove such burden from MSXI (e.g., information provided on a cost-plus basis). At FORD's request, MSXI also will discuss with FORD or another party designated by FORD, without restrictions on use or disclosure, any potential design, quality or manufacturing problems with Services MSXI worked on or produced pursuant to a Purchase Order.

8.2 Unless otherwise indicated in writing by FORD, MSXI will use reasonable care to prevent disclosing to others and will use only for the benefit of FORD, (i) information and data identified in writing by FORD as "confidential" furnished by FORD or developed or acquired by MSXI in its work under a Purchase Order, development agreement or early sourcing agreement for Services related to or using such information or data, and (ii) information identified in writing by FORD as "confidential" relating to any portion of FORD's business that MSXI may acquire in the course of MSXI's activities under a Purchase Order, development agreement or early sourcing agreement. MSXI shall return all copies of such information and data to FORD when requested by FORD. This obligation shall continue so long as any Purchase Order for Services related to or using such information or data is in effect and for a period of two years following compliance with the return requirement. This obligation will not apply to information that is or becomes publicly known or known to MSXI through no fault of MSXI. Nevertheless, MSXI may disclose the information and data of Sections 8.3(i) and (ii) hereof to third parties if this is required for MSXI to fulfill its duties under a Purchase Order and such third parties have agreed to conditions at least as stringent as those contained herein.

8.3 Unless otherwise indicated in writing by MSXI, FORD will use reasonable care to prevent disclosing to others and will not use, except in connection with Services provided by MSXI (i) the information and data identified in writing by MSXI as "Confidential" furnished by MSXI relative to its business systems, software and methods of operation. This obligation shall continue as long as this Agreement is in effect and for a period of two (2) years thereafter. This obligation will not apply to information that is or becomes publicly known through no fault of FORD.

ARTICLE 9. - SUBCONTRACTS

9.1 In each subcontract of MSXI's work performed pursuant to a Purchase Order, MSXI will obtain for FORD the obligations, rights and licenses granted in Articles 6, 7 and 8.

9.2 In performing subcontracted services under a Purchase Order, MSXI's suppliers shall execute and require each of its employees and each approved third party contractee to execute the FORD "Contractee Personnel
Agreement", a copy of which is attached hereto as Exhibit 9.2 and incorporated herein, prior to commencing work under a Purchase Order. MSXI's suppliers shall then retain the original executed Contractee Agreement and deliver a copy of such contract to FORD upon request. In the event that, for any reason, MSXI or FORD is not satisfied with the performance of the supplier's employee(s) or third party contractee under a Purchase Order, MSXI shall cause its suppliers to replace such person with another qualified employee or third party hire.

ARTICLE 10. - ADVERTISING

No reference to FORD or any of its Associated Companies or use of FORD's trade marks or logos will be made by MSXI in its advertising or publicity materials without the prior written permission of FORD except that MSXI will be permitted to identify FORD as a customer.

ARTICLE 11. - OUTSIDE SUPPLY BASE

FORD shall make good faith efforts to assist MSXI in its efforts to obtain third party supplier pricing for products currently utilized by GRI, which are material either individually or in the aggregate to the ongoing operations of GRI and procured pursuant to existing FORD supplier agreements, under terms and conditions similar to those enjoyed by FORD for a period of five years after execution of this Agreement.

ARTICLE 12. - AUDIT RIGHTS

FORD will have the right at any reasonable time to send its authorized representatives to examine all pertinent documents and materials in the possession or under the control of MSXI relating to the accuracy of MSXI's charges under any invoice or any payments requested by MSXI pursuant to a Purchase Order. MSXI shall maintain all pertinent books and records relating to a Purchase Order for a period of two years after completion of services or delivery of Services pursuant to that Purchase Order.

ARTICLE 13. - ASSIGNMENT

MSXI will not assign all of its substantive duties under this Agreement (except to its affiliates) without FORD's written approval, it being understood however that MSXI may subcontract substantial parts of the work under any Purchase Order unless otherwise agreed by the Parties. MSXI will provide FORD with reasonable advance written notice of any assignment of MSXI's right to receive payment under a Purchase Order. Any such assignment shall not prohibit FORD from enforcing any of its rights against the assignee.

ARTICLE 14. - EXCUSABLE DELAYS

Neither FORD nor MSXI will be liable for a failure to perform (other than the obligation to make payment) that arises from causes or events beyond its reasonable control and without its fault or negligence, including labor disputes. The Party claiming the excusable delay shall give notice in writing as soon as practicable after the occurrence of the cause relied on and after termination of the condition. In the event of an excusable delay in performance, FORD at its option may (if applicable) acquire possession of all finished goods, work in process produced under a Purchase Order, and MSXI will deliver such articles to FORD. FORD may also obtain the Services covered by a Purchase Order elsewhere for the duration of the impediment and a reasonable period thereafter.

ARTICLE 15. - REMEDIES, WAIVER

The individual remedies reserved herein will be the sole remedies provided. No waiver of any breach of any provision of this Agreement will constitute a waiver of any other breach of such or any other provisions.

ARTICLE 16. - TERM; TERMINATION

16.1 The term of this Agreement begins as of the Effective Date and expires on the fifth anniversary thereof, unless otherwise early terminated as provided in this Article 16 or extended by the mutual agreement of the Parties. The Parties will negotiate in good faith to extend the term of this Agreement for an additional five year period during the year prior to its expiration.

16.2 If during this Agreement (i) MSXI does not remain competitive in the key business areas of price, quality, and timeliness of delivery with other Q1 qualified suppliers,
(ii) business changes eliminate the need for the Services provided by MSXI, or
(iii) MSXI substantially breaches this Agreement, FORD may terminate its purchase obligations hereunder. FORD shall provide written notice to MSXI which outlines its cause of termination and specifies a termination date at least nine months after the date of notice. If, within six months after the date of the notice, MSXI corrects the causes for termination, termination will be canceled and this Agreement will continue. It is contemplated that termination for reasons of lack of competitiveness or business changes is extremely unlikely if MSXI is in compliance with this Agreement since (i) the Parties have agreed to pricing mechanisms which are expected to deal with any issue of price competitiveness, (ii) the Parties have agreed that quality and timeliness will be measured by Q1 Metrics pursuant to Article 1.3, (iii) FORD's obligations hereunder to purchase the Services is limited to its requirements for the Services so that the nature of FORD's obligations should limit the impact of changed business conditions, (iv) the Parties agree that business changes referred to in Article 3.6 are excluded from the scope of paragraphs
(i) and (ii) of this Article 16.2, and (v) MSXI's willingness to enter into and consummate the Stock Purchase Agreement is dependent upon the execution and delivery of this Agreement (and certain other agreements) and a grievous loss would be suffered by MSXI if this Agreement is terminated. The additional fees payable pursuant to Article 3.5 shall be payable in the event that FORD terminates this Agreement for any reason other than the uncured substantial breach hereof by MSXI. Any dispute relative to FORD's right to terminate shall be resolved pursuant to Article 18 of this Agreement.

ARTICLE 17. - COMPLIANCE WITH LAW

17.1 FORD ("Ford U.S.") serves from time to time as a contractor for the United States government. The policy of the United States government expressed in Pub. L. 95-507, that small business concerns and small disadvantaged business concerns will have the maximum practicable opportunity to participate in performing contracts of the United States government, and its clause entitled "Utilization of Small Business Concerns and Small Business Concerns Owned and Controlled by Socially and Economically Disadvantaged Individuals," apply to Ford U.S. and its U.S. suppliers. A copy of the FORD U.S. policy with respect thereto has been provided to MSXI by Ford U.S. as Exhibit 17.1.

17.2 If Ford U.S. is the Buyer, and MSXI is the Seller and a U.S. entity, Seller will comply with federal laws, rules, and regulations applicable to subcontractors of government contractors, including those relating to contracting with small and disadvantaged business concerns (Pub. L. 95-507); equal employment opporunity and affirmative action in the employment of minorities (Executive Order 1246); women (Executive Order 11375), the handicapped (29 USC 793), and certain veterans (38 USC 2012); contracting with business concerns operating in areas of surplus labor (41 CFR 1-1.805); and contracting with women-owned business concerns (Executive Order 12138).

ARTICLE 18. - APPLICABLE LAW AND ARBIRTATION

18.1 This Agreement shall be governed by the law of the State of Michigan without regard to conflict of laws provisions thereof, and litigation on contractual causes arising from a Purchase Order shall be brought only in that jurisdiction.

18.2 If either Party initiates litigation on such contractual causes, the other Party shall have the right to initiate mediation and binding arbitration in accordance with the Model Procedure for Mediation of Business Disputes of the Center for Public Resources and, in the case of arbitration, the CPR Rules for Non-Administered Arbitration of Business Disputes ("CPR"). Each Party will bear equally the costs of the mediation and arbitration.

          18.2.1 The Parties will jointly appoint a mutually acceptable mediator or arbitrator, seeking assistance in such regard from CPR if they have been unable to agree upon such appointment within 20 days.

          18.2.2 The Parties agree to participate in good faith in the mediation and negotiations related thereto for a period of 30 days. If the Parties are not successful in resolving the dispute through the mediation, then the Parties agree to submit the matter to binding arbitration by a sole arbitrator in accordance with the CPR Rules for Non-Administered Arbitration of Business Disputes.

          18.2.3 Unless otherwise agreed by the Parties in writing, mediation or arbitration shall take place in the City of Dearborn, Michigan. This Article 18 is subject to the Federal Arbitration Act, 9 U.S.C.A. Section 1 et seq. and judgment upon the award rendered by the Arbitrator, if any, may be entered by any U.S. court having jurisdiction thereof. Punitive and exemplary damages shall not be awarded.

          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

FORD MOTOR COMPANY                                 MSX INTERNATIONAL
                                                   (HOLDINGS), INC.

By: /s/   [SIG]                                    By:  /s/      [SIG]
   -------------------------                          --------------------------

Title:                                             Title: Vice President
     -----------------------                             -----------------------

                           Master Vendor Agreement
                                 Exhibit 1.1

                     Current Ford Business Unit Customers


                                ACCOUNT
    DEPT.          OPS          CHARGE         REQUISITIONER      REQUISTIONER            FINANCE              FINANCE
     #             LOC        (AIS) CODE*          NAME             PROFS ID               NAME                PROFS ID
---------------------------------------------------------------------------------------------------------------------------
1501 - 1502, 1510,
1515, 1521, 1525,
1527, 1535, 1550-                             Barbara Higgerson     BHIGGERS
1558, 1580         159    TBD                 Jennifer Smart        JSMART1            Jeff Sholdice          JSHOLDIC

5154               200    TBD                 Darin Gillis          DGILUS1            Darin Gillis           DGILLIS1

7200               200    25A-2744-PNET/TBD   Ray Schaffart         RSCHAFFA           Brice Jorgensen        BJORGENS
7209               200    25A-2744-PNET/TBD   Michael Roumaya       MROUMAYA           Brice Jorgensen        BJORGENS
7210               200    25A-2744-PNET/TBD   Mike Newbury          MNEWBURY           Brice Jorgensen        BJORGENS
7212               200    25A-2744-PNET/TBD   Richard Kean          RKEAN              Brice Jorgensen        BJORGENS
7215               200    25A-2744-PNET/TBD   Keith Kinyon          KKINYON1           Brice Jorgensen        BJORGENS
7218               200    25A-2744-PNET/TBD   Roger Wade            RWADE              Brice Jorgensen        BJORGENS
7220               200    25A-2744-PNET/TBD           TBD               TBD            Brice Jorgensen        BJORGENS
7225               200    25A-2744-PNET/TBD   Patricia Dalter       PDALTER            Brice Jorgensen        BJORGENS
7235               200    25A-2744-PNET/TBD   Ron Andrade           RANDRADE           Brice Jorgensen        BJORGENS
7240               200    25A-2744-PNET/TBD           TBD               TBD            Brice Jorgensen        BJORGENS
                                              Steve Lyons           SLYONS2
210                1101   25A-2744-PNET       Donna Pritchard       DPRITCH1           Toni Murinas           TMURINAS
                                              Freda Smart           FSMART
213                1101   25A-2744-PNET       Marge Bagnell         MBAGNELL           Toni Murinas           TMURINAS
B001 - B060        1182          TBD                  TBD               TBD            Jim Theisen            JTHEISE1
B030               1182          TBD          James Brown           JBROWN6            Jim Theisen            JTHEISE1
B500               1183   25A-2744-PNET/TBD   Ray Schaffart         RSCHAFFA           Brice Jorgensen        BJORGENS
B505               1183          TBD          Bill Flatt            BFLATT             Brice Jorgensen        BJORGENS
B509               1183   25A-2744-PNET/TBD   Michael Roumaya       MROUMAYA           Brice Jorgensen        BJORGENS
B510               1183   25A-2744-PNET/TBD   Mike Newbury          MNEWBURY           Brice Jorgensen        BJORGENS
B512               1183   25A-2744-PNET/TBD   Richard Kean          RKEAN              Brice Jorgensen        BJORGENS
B515               1183   25A-2744-PNET/TBD   Keith Kinyon          KKINYON1           Brice Jorgensen        BJORGENS
B518               1183   25A-2744-PNET/TBD   Roger Wade            RWADE              Brice Jorgensen        BJORGENS
B520               1183   25A-2744-PNET/TBD           TBD               TBD            Brice Jorgensen        BJORGENS
B525               1183   25A-2744-PNET/TBD   Patricia Dalter       PDALTER            Brice Jorgensen        BJORGENS
B535,B7XX,B9XX     1183   25A-2744-PNET/TBD   Ron Andrade           RANDRADE           Brice Jorgensen        BJORGENS
B540               1183   25A-2744-PNET/TBD           TBD               TBD            Brice Jorgensen        BJORGENS
4890               1233          TBD          Richard Trebnik       RTREBNIK           Richard Trebnik        RTREBNIK
6802,6810,6811,                               Dennis Crowe          DCROWE             Dennis Crowe           DCROWE
6831,6862,6863     1324   12-0970-2           Chuck Rivers          CRIVERS            Chuck Rivers           CRIVERS
                                              Wes Pandoff           WPANDOFF
7203               1325   12-0970-2           Valerie Blanchett     VBLANCHE           Wes Pandoff            WPANDOFF
                                              ANY EFHD
700-799            1623   12-0970-PNET        EMPLOYEE                  N/A            Brian Upbin            BUPBIN
                                              ANY EFHD
400-499            1625   12-0970-PNET        EMPLOYEE                  N/A            Bill Chapman           WCHAPMA1
200,205,209 - 212,
220,240,250 - 252, 1631   12-0970-PNET        Refer to Flow "C"                        John Weirch            JWEIRCH
257 - 259                                     John Alkire           JALKIRE
                                              Ron Muir              RMUIR
Y8600              1632   12-0970-PNET        Terry Dunham          TDUNHAM            Howard Beht            HBEHR
                                              Jim O'Neill           JONEILL
0012               1722   12-0970-PNET        Don Gelinas           DGELINAS           Robert Stando          RSTANDO
0013               1722   12-0970-PNET        Don Gelinas           DGELINAS           Robert Stando          RSTANDO
                                              Chuck Columbus        CCOLUMBU
0014,0033          1722   12-0970-PNET        Don Gelinas           DGELINAS           Robert Stando          RSTANDO
                                              Doug Kinser           DKINSER
0015               1722   12-0970-PNET        Don Gelinas           DGELINAS           Robert Stando          RSTANDO
                                              Bryan Capanyola       BCAPANYO
0017,0018          1722   12-0970-PNET        Don Gelinas           DGELINAS           Robert Stando          RSTANDO
                                              Jerry Blakley         JBLAKLEY
0019               1722   12-0970-PNET        Don Gelinas           DGELINAS           Robert Stando          RSTANDO
                                              Joe Vigo              JVIGO
0030               1722   12-0970-PNET        Don Gelinas           DGELINAS           Robert Stando          RSTANDO
                                              Bob Dalter            RDALTER
0031               1722   12-097O-PNET        Don Gelinas           DGELINAS           Robert Stando          RSTANDO
                                              Jean-Paul Cliquennois JCLIQUEN
0035               1722   12-0970-PNET        Don Gelinas           DGELINAS           Robert Stando          RSTANDO
V0001, W0521       1823          TBD          BO REINHOLTZ          BREINHO1           Mark Fedders           MFEDDERS
V0020              1823          TBD          TOM PODSIADLIK        TPODSIAD           Mark Fedders           MFEDDERS



    DEPT.                  HR               HR
     #                    NAME           PROFS ID           ACTIVITY                          MAILBOX
--------------------------------------------------------------------------------------------------------
1501 - 1502, 1510,
1515, 1521, 1525,    Barbara Higgerson   BHIGGERS
1527, 1535, 1550-    Jennifer Smart      JSMART1
1558, 1580                               RSCERPEL       Romeo Plant                           PNETPTO
                     Kimble Little       KLITTLE3
5154                 Carol Mitchell      CMITCHEL       VO T&T'S                              PNETMFG
7200                 Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
7209                 Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
7210                 Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
7212                 Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
7215                 Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
7218                 Michael Schulhoff   MSCHULHO       AP0 - Chassis                         PNETPTO
7220                 Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
7225                 Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
7235                 Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
7240                 Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
210                  Jim Podgorny        JPODGORN       Lincoln Mercury                       PNETSO
                     Jim Podgorny        JPODGORN
213                  Trish Harris        THARRIS4       Lincoln Mercury                       PNETSO
B001 - B060               TBD               TBD         Powertrain Operations                 PNETPTO
B030                 James Brown         JBROWN6        Powertrain Operations                 PNETPTO
B500                 Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
B505                 Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
B509                 Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
B510                 Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
B512                 Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
B515                 Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
B518                 Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
B520                 Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
B525                 Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
B535,B7XX,B9XX       Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
B540                 Michael Schulhoff   MSCHULHO       APO - Chassis                         PNETPTO
4890                 John Wallace        JWALLACE       Vulcan Forge                          PNETPTO
6802,6810,6811,      Dennis Crowe        DCROWE
6831,6862,6863       Chuck Rivers        CRIVERS        Vehicle Ops - Dbn Stamping            PNETMFG
7203                 Valerie Blanchett   VBLANCHE       Vehicle Ops - Dbn Tool & Die          PNETMFG
700-799              Scott Laing         SLAING         Electrical & Fuel Handling Division   PNETEFHD
400-499              Scott Laing         SLAING         Electrical & Fuel Handling Division   PNETEFHD
200,205,209 - 212,
220,240,250 - 252,   Darrell Washington  DWASHING
257 - 259                                               APO (ACD)                             PNETACD
Y8600                Jerry Pompa         JPOMPA         Sheldon Road Plant                    PNETACD
0012                 Tom Gualdoni        TGUALDON       Livonia Plant                         PNETPTO
0013                 Tom Gualdoni        TGUALDON       Livonia Plant                         PNETPTO
0014,0033            Tom Gualdoni        TGUALDON       Livonia Plant                         PNETPTO
0015                 Tom Gualdoni        TGUALDON       Livonia Plant                         PNETPTO
0017,0018            Tom Gualdoni        TGUALDON       Livonia Plant                         PNETPTO
0019                 Tom Gualdoni        TGUALDON       Livonia Plant                         PNETPTO
0030                 Tom Gualdoni        TGUALDON       Livonia Plant                         PNETPTO
0031                 Tom Gualdoni        TGUALDON       Livonia Plant                         PNETPTO
0035                 Tom Gualdoni        TGUALDON       Livonia Plant                         PNETPTO
V0001, W0521         Nancy Martin        NMARTIN3       Sterling Plant                        PNETPTO
V0020                Nancy Martin        NMARTIN3       Sterling Plant                        PNETPTO


                                   1 OF 38

                         ALL APPROVERS FOR PEOPLENET

                            ACCOUNT
    DEPT.          OPS      CHARGE                REQUISITIONER         REQUISITIONER          FINANCE            FINANCE
     #             LOC    (AIS) CODE*                 NAME                 PROFS ID              NAME             PROFS ID
---------------------------------------------------------------------------------------------------------------------------
                                                                          RADAMCZY
                                                  RAY ADAMMCZYK           MALUMACH
V0030              1823          TBD              CRAIG BECKER            CBECKER2           Mark Fedders         MFEDDERS
V0100, V0571       1823          TBD              Tim Schilk              TSCHILK            Mark Fedders         MFEDDERS
V0310              1823          TBD              Martin Lindsley         MLINDSLE           Mark Fedders         MFEDDERS
V0320, V0350       1823          TBD              Chuck Muir              CMUIR              Mark Fedders         MFEDDERS
V0330              1823          TBD              Mike Baur               MBAUR              Mark Fedders         MFEDDERS
V0370              1823          TBD              Martin Taylor           MTAYLO13           Mark Fedders         MFEDDERS
V0380              1823          TBD              Michael Nowicki         MNOWICK2           Mark Fedders         MFEDDERS
V0551              1823          TBD              Ron Holcomb             RHOLCOM1           Mark Fedders         MFEDDERS
V0531              1823          TBD              Michael Dick            MDICK              Mark Fedders         MFEDDERS
V0551              1823          TBD              Ray Adamczyk            RADAMCZY           Mark Fedders         MFEDDERS
V0561              1823          TBD              Craig Becker            CBECKER2           Mark Fedders         MFEDDERS
                                                  Mark Blair              MBLAIR1
0810-0880          1827          TBD              Mike Walker             MWALKER            Daniel Gardello      DGARDETT
1083 - 1090, 6701,
8110               2301   12-0970-PNET            Bob Major               RMAJOR             Polly Schlafhauster  PSCHLAFH
370                2450   25A-2744-PNET           Dan Rivard              JPALAZZ2           Steve Lockwood       SLOCKWOO
372                2450   25A-2744-PNET           Tim Boyd                TBOYD              Steve Lockwood       SLOCKWOO
400                2450   25A-2744-PNET           Phil Nome               PNOME              Tim Kauper           TKAUPER
427                2450   25A-2744-PNET           RENAN SANTOS            RSANTOS4           Tim Kauper           TKAUPER
                                                  Jeff Morgan             MORGAN6
                                                  Kenya Black             KBLACK3
                                                  Cathy Callan            CCALLAN
431                2450   25A-2744-PNET           Peg Anthony             PANTHONY           Tim Kauper           TKAUPER
432                2450   25A-2744-PNET           Sandra Nicholls         SNICHOLL           Tim Kauper           TKAUPER
570                2450   25A-2744-PNET           David Smith             DSMITH42           Tlm Kauper           TKAUPER
600                2450   25A-2744-PNET           David Laberge           DLABERGE           Tim Kauper           TKAUPER
                                                  Verna Zahn              VZAHN
                                                  Peter Gough             PGOUGH             Brenda Walker        BWALKER2
851                2450   25A-2744-PNET           Marlene Androff         MANDROFF           Marlene Androff      MANDROFF

856                2450   25A-2744-PNET           Ron Thomas              RTHOMA19           Alan Bennett         ABENNETT
858                2450   25A-2744-PNET           SUSAN KLARK             SKLARK             Tim Kauper           TKAUPER
                                                  Phil Horlock            PHORLOCK
900                2450   25A-2744-PNET           Carolyn Alderman        CALDERMA           Tim Kauper           TKAUPER
902                2450   25A-2744-PNET           Kay Winsauer            KWINSAUl           Joel Starr           JSTARR1
                                                  David Cosper            DCOSPER
904                2450   25A-2744-PNET           Ted Cannis              TCANNIS            Tim Kauper           TKAUPER
                                                  Lloyd Hansen            LHANSEN
906                2450   25A-2744-PNET           Mary Soranno            MSORANNO           Tim Kauper           TKAUPER
907                2450   25A-2744-PNET           E.J. STEDEM, JR         ESTEDEM            Tim Kauper           TKAUPER
                                                  Don Cook                DCOOK9
911                2450   25A-2744-PNET           Debbie Frederick        DFREDERI           Tim Kauper           TKAUPER
                                                  Rob Phebus              RPHEBUS
912                2450   25A-2744-PNET           Mary Guest              MGUEST             Tim Kauper           TKAUPER
915                2450   25A-2744-PNET           Jim Gouin               JGOUIN             Tim Kauper           TKAUPER
918                2450   25A-2744-PNET           LINDA LEE               LLEE2              Tim Kauper           TKAUPER
                                                  Lisa Marchetti          LMARCHET
922                2450   25A-2744-PNET           Andy Warner             AWARNER1           Tim Kauper           TKAUPER
923                2450   25A-2744-PNET           Paul Scarcello          PSCARCEL           Susan Tarpley        STARPLEY
                                                  Mark Gruskin            MGRUSKIN
                                                  Bill Flynn              WFLYNN
980                2450   25A-2744-PNET           Mike Roberts            MROBER11           Tim Kauper           TKAUPER
                                                  RICH VAN HOUSE          RVANHOUS
990                2450   25A-2744-PNET           D.M. Smith              DSMITH35           Diane Jarke          DJARKE
991                2450   25A-2744-PNET           DAVID THOMAS            DTHOMA22           Diane Jarke          DJARKE
992                2450   25A-2744-PNET           A.J. FLEMING            FLEMING            Diane Jarke          DJARKE
993                2450   25A-2744-PNET           JEFFREY BELL            JBELL6             Diane Jarke          DJARKE
994                2450   25A-2744-PNET           ANNE BELEC              ABELEC             Diane Jarke          DJARKE
995                2450   25A-2744-PNET           SHERY DUBENIO.          SDUBENIO           Dlane Jarke          DJARKE
996                2450   25A-2744-PNET           MARK FIELDS             MFIELDS            Diane Jarke          DJARKE
371 - 375          2450   25A-2744-PNET           Steve Lockwood          SLOCKWOO           Steve Lockwood       SLOCKWOO
417 - 421          2450   25A-2744-PNET           BEBE CHAPP              BCHAPP             Tim Kauper           TKAUPER
919 - 920          245O   25A-2744-PNET           BONNIE ZWONITZER        BZWONITZ                                GGOLLAHE
                                                  Paul Hoye               PHOYE
110                2560   25A-2744-PNET           Diane Powers            DPOWERS            Juana Wasserman      JWASSERM



    DEPT.              HR              HR
     #                NAME          PROFS ID          ACTIVITY                             MAILBOX
-----------------------------------------------------------------------------------------------------


V0030             Nancy Martin       NMARTIN3     Sterling Plant                             PNETPTO
V0100, V0571      Nancy Martin       NMARTIN3     Sterling Plant                             PNETPTO
V0310             Nancy Martin       NMARTIN3     Sterling Plant                             PNETPTO
V0320, V0350      Nancy Martin       NMARTIN3     Sterling Plant                             PNETPTO
V0330             Nancy Martin       NMARTIN3     Sterling Plant                             PNETPTO
V0370             Nancy Martin       NMARTIN3     Sterling Plant                             PNETPTO
V0380             Nancy Martin       NMARTIN3     Sterling Plant                             PNETPTO
V0551             Nancy Martin       NMARTIN3     Sterling Plant                             PNETPTO
V0531             Nancy Martin       NMARTIN3     Sterling Plant                             PNETPTO
V0551             Nancy Martin       NMARTIN3     Sterling Plant                             PNETPTO
V0561             Nancy Martin       NMARTIN3     Sterling Plant                             PNETPTO

0810-0880         Bruce Campbell     BCAMPBE3     Van Dyke Plant                             PNETPTO
1083 - 1090, 6701
8110              Henry Palmer       HPALMER      VO-T&T'S                                   PNETMFG
370               Sy Cole            SCOLE3       SVO                                        PNETSO
372               Sy Cole            SCOLE3       SVO                                        PNETSO
400               Sy Cole            SCOLE3       Marketing Services                         PNETSO
427               Mark Dickins       MDICKENS     E&T                                        PNETSO



431               Sy Cole            SCOLE3       Special Vehicle Operations                 PNETSO
432               Sy Cole            SCOLE3       CA&CC                                      PNETSO
570               Mark Dickins       MDICKINS                                                PNETSO
600               Mark Dickins       MDICKINS     Marketing Services                         PNETSO


851               Linda Cook         LCOOK6       Marketing Research Office                  PNETSO
                  Leo Seguin         LSEGUIN
856               Joan Treves        JTREVES      Marketing Research Office                  PNETSO
858               Sy Cole            SCOLE3       Marketing Research Office                  PNETSO

900               Terees McGaughy    TMCGAUGH     Marketing & Sales Controller's Office      PNETSO
902               Paul Scarcello     PSCARCEL                                                PNETSO

904               Terees McGaughy    TMCGAUGH                                                PNETSO

906               Terees McGaughy    TMCGAUGH                                                PNETSO
907               Terees McGaughy    TMCGAUGH                                                PNETSO

911               Nerissa Morris     NMORRIS      Worldwide Mrkt. Plans & Strategy Office    PNETSO

912               Terees McGaughy    TMCGAUGH                                                PNETSO
915               Terees McGaughy    TMCGAUGH     Marketing & Sales Controller's Office      PNETSO
918               Leo Seguin         LSEGUIN      Worldwide Mrkt. Plans & Strategy Office    PNETSO

922               Terees McGaughy    TMCGAUGH     AM & WW Export Oper. Controller's Office   PNETSO
923               Paul Scarcello     PSCARCEL     Customer Communications & Sales            PNETSO


980               Leo Seguin         LSEGUIN      Worldwide Mrkt. Plans & Strategy Office    PNETSO

990               Leo Seguin         LSEGUIN      Worldwide Mrkt. Plans & Strategy Office    PNETSO
991               Leo Seguin         LSEGUIN      Worldwide Mrkt. Plans & Strategy Office    PNETSO
992               Leo Seguin         LSEGUIN      Worldwide Mrkt. Plans & Strategy Office    PNETSO
993               Leo Seguin         LSEGUIN      Worldwide Mrkt. Plans & Strategy Office    PNETSO
994               Leo Seguin         LSEGUIN      Worldwide Mrkt. Plans & Strategy Office    PNETSO
995               Leo Seguin         LSEGUIN      Worldwide Mrkt. Plans & Strategy Office    PNETSO
996               Leo Seguin         LSEGUIN      Worldwide Mrkt. Plans & Strategy Office    PNETSO
371 - 375         Sy Cole            SCOLE3       SVO                                        PNETSO
417 - 421         Leo Seguin         LSEGUIN      E & T                                      PNETSO
919 - 920         Sy Cole            SCOLE3                                                  PNETSO

110               Sandy Krus         SKRUS1       DAR                                        PNETSO

AS OF 7/21/97                      2 OF 38

                         ALL APPROVERS FOR PEOPLENET

                            ACCOUNT
    DEPT.          OPS      CHARGE           REQUISITIONER           REQUISITIONER          FINANCE         FINANCE
     #             LOC    (AIS) CODE*            NAME                  PROFS ID              NAME           PROFS ID
------------------------------------------------------------------------------------------------------------------------

                                            Kelle Vela                 KVELA
120               2460   25A-2744-PNET      Rick Smith                 RSMITH3            Bill Kowalski     WKOWALSK
121               2460   25A-2744-PNET      Allan Bennett              ABENNETT           Bill Kowalski     WKOWALSK
122               2460   25A-2744-PNET      David Weir                 DWEIR2             Bill Kowalski     WKOWALSK
122               2460   25A-2744-PNET      Leanne Stevens             LSTEVEN4           Bill Kowalski     WKOWALSK
123               2460   25A-2744-PNET      James Norris               JNORRIS            Bill Kowalski     WKOWALSK
                                            Art Fitzgerald             AFITZGE1
124               2460   25A-2744-PNET      Nick Ayres                 NAYRES             Bill Kowalski     WKOWALSK
126               2460   25A-2744-PNET      James Suhay                JSUHAY             Bill Kowalski     WKOWALSK
                                            Anthony Kaduk              AKADUK
201               2460   25A-2744-PNET      Robert Smith               RSMITH17           Robert W. Smith   RSMITH17
202               2460   25A-2744-PNET      Cynthia Mallia             CMALLIA            Robert W. Smith   RSMITH17
204               2460   25A-2744-PNET      Anthony Kaduk              AKADUK             Robert W. Smith   RSMITH17
                                            Bill Marlett               WMARLETT
                         25A-2744-PNET      Phil Chizek                PCHIZEK
                         25A-220-129        Susan Golinske             SGOLINSK
                         25A-2747-PNET      Lee Sanders                LSANDERS
205               2460   25A-2200-05        Georqe Lowe                GLOWE              Robert W. Smith    RSMITH17
302               2460   25A-2744-PNET      James McDonald             JMCDONA4           Luke Anaejionu     LANAEJIO
                                            Larry Vernier              LVERNIER
316               2460   25A-2744-PNET      R. Bonifas                 RBONIFAS           Luke Anaejionu     LANAEJIO
                         25A-2744-PNET
317               2460   25A-2747-PNET      J.D. Stewart               JSTEWAR1           Tim Rumptz         TRUMPTZ
                         25A-2744-PNET
318               2460   25A-2747-PNET      R.A. Benson                RBENSON1           Tim Rumptz         TRUMPTZ
                         25A-2744-PNET
319               2460   25A-2747-PNET      G.J. Mayo                  GMAYO              Tim Rumptz         TRUMPTZ
                         25A-2744-PNET
327               2460   25A-2747-PNET      H. Wright                  HWRIGHT            Tim Rumptz         TRUMPTZ
                                            Tom Wenzel                 TWENZEL
                                            Jane Evans                 JEVANS9
                                            Steve DeAngelis            SDANGEL
                                            Ron Stempowski             RSTEMPOW
408               2460   25A-2744-PNET      David Peterson             DPETERS1           Allen Foos          AFOOS
                                            Bob Adams                  RADAMS3
                                            Scott Higgins              SHIGGINS1
                                            Pat Howe                   PHOWE
                                            Dick Newkirk               RNEWKIRK
501               2460   25A-2744-PNET      John Zarek                 JZAREK            Dick Newkirk         RNEWKIRK
703               2460   25A-2744-PNET      Rosemary O'Malley          ROMALLET          Allen Foos            AFOOS
705               2460   25A-2744-PNET      Roland Thomas              RTHOMAS5          Allen Foos            AFOOS
720               2460   25A-2744-PNET      Frank Ascione              FASCIONE          Allen Foos            AFOOS
721               2460   25A-2744-PNET      Bruce Bang                 BBANG             Allen Foos            AFOOS
722               2460   25A-2744-PNET      Pat Ward                   PWARD             Allen Foos            AFOOS
723               2460   25A-2744-PNET      John Quincey               JQUINCEY          Allen Foos            AFOOS
724               2460   25A-2744-PNET      Helen Corry                HCORRY            Allen Foos            AFOOS
725               2460   25A-2744-PNET      Lynn Merritt               LMERRITT          Allen Foos            AFOOS
726               2460   25A-2744-PNET      Robert Bremer              RBREMER           Allen Foos            AFOOS
727               2460   25A-2744-PNET      Al Hailey                  AHAILEY           Allen Foos            AFOOS
728               2460   25A-2744-PNET      Walt McRae                 WMCRAE            Allen Foos            AFOOS
729               2460   25A-2144-PNET      Jay Klahn                  JKLAHN            Allen Foos            AFOOS
73O               2460   25A-2744-PNET      Jim Travers                JTRAVERS          Allen Foos            AFOOS
731               2460   25A-2744-PNET      Jim McDonald               JMCDONA4          Allen Foos            AFOOS
732               2460   25A-2744-PNET      Trisha Roberts             PROBER16          Allen Foos            AFOOS
733               2460   25A-2744-PNET      Tom Allison                TALLISON          Allen Foos            AFOOS
734               2460   25A-2744-PNET      Al White                   AWHITE2           Allen Foos            AFOOS
735               2460   25A-2744-PNET      Mike Kross                 MKROSS            Allen Foos            AFOOS
736               2460   25A-2744-PNET      Al Walls                   AWALLS            Allen Foos            AFOOS
737               2460   25A-2744-PNET      Jim McPhail                JMCPHAIL          Allen Foos            AFOOS
738               2460   25A-2744-PNET      Dave Cook                  DCOOK             Allen Foos            AFOOS
112 - 114         2460   25A-2744-PNET      Christina Torres           CTORRES3          Juana Wasserman       JWASSERM
211 - 219         2460   25A-2744-PNET      Frank Flesche              FFLESCHE          Robert W. Smith       RSMITH17
303 - 305         2460   25A-2744-PNET      Simon Psaila               SPSAILA           Luke Anaejionu        LANAEJIO
306 - 315         2460   25A-2744-PNET      Tom Eastman                TEASTMAN          Luke Anaejionu        LANAEJIO
                         25A-2744-PNET
320 - 323         2460   25A-2747-PNET      H.W. FARRINGTON            BFARRING          Tim Rumptz            TRUMPTZ
                                            Tom Wenzel                 TWENZEL
401 - 407         2460   25A-2744-PNET      Jane Evans                 JEVANS8           Allen Foos            AFOOS





    DEPT.            HR               HR
     #              NAME           PROFS ID                     ACTIVITY                   MAILBOX
---------------------------------------------------------------------------------------------------


120              Peter Werthmann    PWERTHMA      Customer Service Planning & Development   PNETSO
121              Peter Warthmann    PWERTHMA      Customer Service Planning & Development   PNETSO
122              Peter Werthmann    PWERTHMA      Customer Service Planning & Development   PNETSO
122              Peter Werthmann    PWERTHMA      Customer Service Planning & Development   PNETSO
123              Peter Werthmann    PWERTHMA      Customer Service Planning & Development   PNETSO

124              Peter Werthmann    PWERTHMA      Customer Service Planning & Development   PNETSO
126              Peter Werthmann    PWERTHMA      Customer Service Planning & Development   PNETSO

201              Peter Warthmann    PWERTHMA      Vehicle Service & Programs                PNETSO
202              Peter Werthmann    PWERTHMA      Vehicle Service & Programs                PNETSO
204              Peter Werthmann    PWERTHMA      Vehicle Service & Programs                PNETSO




205              Peter Werthmann     PWERTHMA      Vehicle Service & Programs               PNETSO
302              Cindy Longacre      CLONGACR      TSO                                      PNETSO

316              Cindy Longacre      CLONGACR      TSO                                      PNETSO

317              Don Vincent         DVINCENT      TSO                                      PNETSO

318              Don Vincent         DVINCENT      TSO                                      PNETSO

319              Don Vincent         DVINCENT      TSO                                      PNETSO

327              Don Vincent         DVINCENT      TSO                                      PNETSO




408              Margaret Kinney     PKINNEY1      Commerical Vehicle Operations            PNETSO




501              John Harju           JHARJU       Customer Assistance                      PNETSO
703              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
705              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
720              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
721              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
722              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
723              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
724              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
725              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
726              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
727              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
728              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
729              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
73O              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
731              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
732              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
733              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
734              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
735              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
736              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
737              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
738              Don Vincent          DVINCENT     Customer Service Operations              PNETSO
112 - 114        Sandy Krus           SKRUS1       DAR                                      PNETSO
211 - 219        Peter Werthmann      PWERTHMA     Vehicle Service & Programs               PNETSO
303 - 305        Cindy Longacre       CLONGACR     TSO                                      PNETSO
306 - 315        Cindy Longacre       CLONGACR     TSO                                      PNETSO

320 - 323        Don Vincent          DVINCENT     TSO                                      PNETSO

401 - 407        Margaret Kinney      PKINNEY1     Commerical Vehicle Operations            PNETSO

                                    3 of 38

                                                      Brad Brownell
                                                      Jim DeCarlo
504 -513          2460          25A-2744-PNET         Mike Steckler     MISTECKL1          Jim Decarlo          JDECARLO
700-799           2460          25A-2744-PNET         Joe Lafambois     JULAFRAM1          Allen Foos           AFOOS
701, 702, 740     2460          25A-2744-PNET         TBD               TBD                Allen Foos           AFOOS
121               2622          25C-2744-PNET         Mike Rickett      MIRICKETT          Alan Bennett         ABENNETT
                                                      Gary Long
                                                      Kim Irwin
                                                      Bob Grimes
                                                      Rich Delskas
                                25C-2744-PNET         Eric Nunez        ENUNEZ
160               2622          25C-2747-PNET         Jerry Lomonaco    JLOMONAC           Juana Wasserman      JWASSERM
                                25C-2744-PNET         Don Morgan        DMORGANA
161               2622          25C-2747-PNET         Jerry Lomonaco    JLOMONAC           Juana Wasserman      JWASSERM
                                25C-2744-PNET         Don Schwenk       DSCHWENK
162               2622          25C-2747-PNET         Jerry Lomonaco    JLOMONAC           Juana Wasserman      JWASSERM
                                25C-2744-PNET         John Cooper
163               2622          25C-2747-PNET         Jerry Lomonaco    JLOMONAC           Juana Wasserman      JWASSERM


                          ALL APPROVERS FOR PEOPLENET






           DEPT             OPS       ACCOUNT         REQUISITIONER           REQUISITIONER         FINANCE           FINANCE
            #               LOC       CHARGE               NAME                 PROFS ID             NAME             PHOTO ID
                                    (AIS) CODE*
         ----------------------------------------------------------------------------------------------------------------------
                                                     Brad Brownell             BBROWNEL
                                                     Jim DeCarlo               JDECARLO
         504-513           2460   25A-2744-PNET      Mike Steckler             MSTECKL1           Jim DeCarlo        JDECARLO
         700-799           2460   25A-2744-PNET      Joe LaFambois             LAFRAM1            Allen Foos         AFOOS
         701, 702, 740     2460   25A-2744-PNET      TBD                       TBD                Allen Foos         AFOOS
         121               2622   25C-2744-PNET      Mike Rickett              MRICKETT           Alan Bennett       ABENNETT
                                                     Gary Long                 GLONG
                                                     Kim Irwin                 KIRWIN
                                                     Bob Grimes                RGRIMES
                                                     Rich Detskas              REDTSKAS
                                  25C-2744-PNET      Eric Nunez                ENUNEZ
         160               2622   25C-2747-PNET      Jerry Lomonaco            JLOMONAC           Juana Wasserman    JWASSERM
                                  25C-2744-PNET      Don Morgan                DMORGAN4
         161               2622   25C-2747-PNET      Jerry Lomonaco            JLOMONAC           Juana Wasserman    JWASSERM
                                  25C-2744-PNET      Don Schwenk               DSCHWENK
                           2622   25C-2747-PNET      Jetty Lomonaco            JLOMONAC           Juana Wasserman    JWASSERM
         162                      25C-2744-PNET      John Cooper               JCOOPE18
         163               2622   25C-2747-PNET      Jerry Lomonaco            JLOMONAC           Juana Wasserman    JWASSERM
                                  25C-2744-PNET      Mike Warwood              MWARWOOD
         164               2622   25C-2747-PNET      Jerry Lomonaco            JLOMONAC           Juana Wasserman    JWASSERM
                                                     Ron Turecki               RTURECK1
         801               2622   25C-2744-PNET      John Russ                 JRUSSI             Alan Bennett       ABENNETT
                                                     Warren Merz               WMERZ
                                                     Richard Cervi             RCERVI
                                                     Tony Koterba              AKOTERBA
                                                     Tony Love                 TLOVE
         841               2622   25C-2744-PNET      John McGowan              JMCGOWAN           Alan Bennett       ABENNETT
                                                     John Oakland              JOAKLAND
         845               2622   25C-2744-PNET      John McGowan              JMCGOWAN           Alan Bennett       ABENNETT
                                                     John Oakland              JOAKLAND
         848               2622   25C-2744-PNET      Tony Koterba              AKOTERBA           Alan Bennett       ABENNETT
                                                     John Oakland              JOAKLAND
         852               2622   25C-2744-PNET      Tony Love                 TLOVE              Alan Bennett       ASENNETT
         880               2622   25C-2744-PNET      Garry Frederick           GFREDER2           Alan Bennett       ABENNETT
         890               2622   25C-2744-PNET      Garry Frederick           GFREDER2           Alan Bennett       ABENNETT
                                                     Stan Gilchrist            SGILCHRI
                                                     Dan Prais                 DPRAIS
                                                     Dick Westemeier           DWESTEME
         891               2622   25C-2744-PNEI      Jack Palumbo              JPALUMBO           Alan Bennett       ABENNETT
                                                     Don Kaercher              DKAERCHE
         898               2622   25C-2744-PNET      Michael Warrillow         MWARRIL2           Alan Bennett       ABENNETT
                                                     DAN MCLEAN                DMCLEAN
         899               2622   25C-2744-PNET      Warren Merz               WMERZ              Alan Bennett       ABENNETT
                                                     Tom Hennessy              THENNES1
                                                     J.L. Sullivan             JSULLIV5
                                                     Bud Fisher                BFISHER
         802-808           2622   25C-2744-PNET      Warren Merz               WMERZ              Alan Bennett       ABENNETT
         840-851           2622   25C-2744-PNET      John Oakland              JOAKLAND           Alan Bennett       ABENNETT
                                                     John Oakland              JOAKLAND
         853-858           2622   25C-2744-PNET      Jack Palumbo              JPALUMBO           Alan Bennett       ABENNETT

         892-895           2622   25C-2744-PNET      Bob Nolan                 RNOLAN             Alan Bennett       ABENNETT

                                  13-0933-PNET       Robert Jones
                                  25A-2744-PNET      Cathy Lynch
         100-190           2704   12-0970-PNET       Kim Johnson                                  Eileen Moeller     EMOELLER
                                  13-0933-PNET
                                  25A-2744-PNET                                                   Bill Agne          WAGNE
         1000-8600         2712   12-0970-PNET       Marilyn Bingamen          MBINGAME           Bill Doherty(B/UP) BDOHERTY

         *G1050 - G1059,
         G1080 - G1099     5001   13-0970-PNET       James Buczkowski          JBUCZKOW           Mike Renaud        MRENAUD1

                                                                               GLOTZHO            Dennis Glotzhober  DGLOTZHO
         A03               5001   TBD                Dennis Glotzhoberd
         A06,AO9           5001   25A-2747-PNET      Bob Moran                 RMORAN1            Janet O'Connell    JOCONNEL
         A1540,AI548       5001   25G-2744-PNET      K M. Brown                KBROWN14           Carol Sullivan     CSULLIV1
         A1570-A1579       5001   25G-2744-PNET      Tim O'Brien               TOBRIEN            Carol Sullivan     CSULLIV1
         A1580             5001   25G-2744-PNET      R.H. Munson               RMUNSON            Carol Sullivan     CSULLIV1




           DEPT                HR                HR                ACTIVITY                          MAILBOX
            #                 NAME             PROFS ID
        -----------------------------------------------------------------------------------------------------

         504-513            John Harju          JHARJU           Customer Assistance                  PNETSO
         700-799            Don Vincent         DIVINCENT                                             PNETSO
         701, 702, 740      Don Vincent         DIVINCENT        Customer Service Operations          PNETSO
         121                Bridget Stoller     BSTOLLER         PS&L                                 PNETSO
         160                Peter Werthmann     PWERTHMA         RPP                                  PNETSO
         161                Peter Wefthmann     PWERTHMA         RPP                                  PNETSO
         162                Peter Westhmann     PWERTHMA         RPP                                  PNETSO
         163                Peter Werthmann     PWERTHMA         RPP                                  PNETSO
         164                Peter Wefthmann     PWERTHMA         RPP                                  PNETSO
                            Leo Seguin          LSEGUIN
         801                Joan Treves         JTREVES          PS&L                                 PNETSO
         841                Nerisse Morris      NMORRIS          PS&L                                 PNETSO
                            Leo Seguin          LSEGUIN
         845                Bill Osborne        BOSBORNE         PS&L                                 PNETSO
                            Leo Seguin          LSEGIJIN
         848                Harry Bryant        HBRYANT          PS&L                                 PNETSO
                            Leo Seguin          LSEGUIN
         852                Laurie Phelps       LPHELPS,         PS&L                                 PNETSO
         880                Leo Seguin          LSEGIJIN         PS&L                                 PNETSO
         890                Leo Seguin          LSEGUIN          PS&L                                 PNETSO
         891                Joan Treves         JTREVES          PS&I                                 PNETSO
         898                Gwynne Jennings     GJENNING         PS&L                                 PNETSO
         899                Neisse Morris       NMORRIS          PS&L                                 PNETSO
                            Joan Treves         JTREVES
         802-808            Gwynne Jennings     GJENNING         PS&L                                 PNETSO
         840-851            Leo Seguin          LSEGUIN          PS&L                                 PNETSO
                            Leo Seguin          LSEGUIN
         853-858            Joan Treves         JTREVES                                               PNETSO
         892-895            Joan Treves         JTREVES          PS&L                                 PNETSO
         100-190            Doug Zahn           DZAHN            Automotive Component Division        PNETACD
         1000-8600          Gary Seals          GSEALS           Utica Plant                          PNETACD
         *G1050 - G1059,
         G1080 - G1099      George Valsa        GVALSA           Quality                              PNETQUAL
         A03                Hal Grimm           HGRIMM           Employee Relations                   PNETFAO
         A06,AO9            Shirley Gardner     SGARDNER         HR                                   PNETFAO
                            Bob Dawson          RDAWSON3 (T)
         A1540,AI548        Julie Wilkinson     JWILKEN3 (C)                                          PNETFAO
                            Bob Dawson          RDAWSON3 (T)
         A1570-A1579        Julie Wilkinson     JWILKEN3 (C)                                          PNETFAO
                            Bob Dawson          RDAWSON3 (T)
         A1580              Julie Wilkinson     JWILKEN3 (C)                                          PNETFAO


                                   4 of 38

                          ALL APPROVERS FOR PEOPLENET

                            ACCOUNT
    DEPT.          OPS      CHARGE             REQUISITIONER         REQUISITIONER          FINANCE            FINANCE
     #             LOC    (AIS) CODE*              NAME                 PROFS ID              NAME             PROFS ID
-------------------------------------------------------------------------------------------------------------------------------

A1581, A1591      5001   25G-2744-PNET      Mary Combee               MCOMBEE            Carol Sullivan         CSULLIV1

A1593             5001   25G-2744-PNET      Mary Combee               MCOMBEE            Carol Sullivan         CSULLIV1
A19               5001   13-0970-PNET           TBD                       TBD            Mike Renaud            MRENAUD1

A2001             5001   25A-2744-PNET      Ross Witschonke           RWITSCHO           Carol Sullivan         CSULLIV1
                                            Gary Sitzman              GSITZMAN
                                            Charlene Tennant          CTENNAN2
A2003             5001   25A-2744-PNET      Bob Dawson                RDAWSON3           Mary Jo Brant          MBRANT
                                            Paul Weatherill           PWEATHER
A23               5001   25A-2744-PNET      Julie Wilkinson           JWILKIN3           Mary Jo Brant         MBRANT
                                            Rolf Woldt                RWOLDT
                                            Marcus Clarke             MCLARKE1
                                            Harry Jones               HJONES
                                            Pam Bolger                PBOLGER
A26 - A48         5001   25A-2744-PNET      John Turner               JTURNER            Eric Kramer            EKRAMER
                                            Rolf Woldt                RWOLDT
A28, A47          5001   25A-2744-PNET      Marcus Clarke             MCLARKE1           Eric Kramer            EKRAMER
                                            Rolf Woldt                RWOLDT
                                            Marcus Clarke             MCLARKE1
A40               5001   25A-2744-PNET      Tom Grant                 TGRANT             Eric Kramer            EKRAMER

ALL C'S           5001   25A-2744-PNET      Diana M. Greig            DGREIG             Sue Neubauer           SNEUBAUE

ALL C'S           5001   25A-2744-PNET      Mary C. Caulfield         MCAULFIE           Sue Neubauer           SNEUBAUE
                                            LINDA SZAAL               LSZAAL
                                            PEGGY RATZE               PRATZE
                                            MARLENE RAMM              MRAMM
                                            BARBARA BAKER             BBAKER
                                            PEARLE MATTHEWS           PMATTHEW
                         25G-2744-PNET      ROZ JACKSON               RJACKS03
ALL H'S           5001   25A-2744-PNET      PAT COTHRAN               PCOTHRA1           Ron Peters             RPETERS2
                                            Elaine Hopkins            EHOPKIN
                                            Arlene McLachlan          AMCLACHL
C01               5OO1   25A-2744-PNET      Lillian Karolyl           LKAROLY1           Sue Neubauer           SNEUBAUE

C02               5001   25A-2744-PNET      Michelle Smart            MSMART             Sue Neubauer           SNEUBAUE

C03               5001   25A-2744-PNET      Jerry Anderson            JANDER13           Sue Neubauer           SNEUBAUE

C05               5001   25A-2744-PNET      Diane Martin              DMARTIN6           Sue Neubauer           SNEUBAUE

C07               5001   25A-2744-PNET      Neil Golightly            NGOLIGHT           Sue Neubauer           SNEUBAUE

C08               5001   25A-2744-PNET      Jeanette V. Novak         JNOVAK3            Sue Neubauer           SNEUBAUE
C09               5001   25A-2744-PNET      Kristine Blahnik          KBLAHNIK           Sue Neubauer           SNEUBAUE

C1O1, C400        5001   25A-2744-PNET      Edda Laframboise          ELAFRAMB           Sue Neubauer           SNEUBAUE

C102              5001   25A-2744-PNET      Julie Micik               JMICIK             Sue Neubauer           SNEUBAUE

C117              5001   25A-2744-PNET      Cheryl Crawford           CCRAWFO3           Sue Neubauer           SNEUBAUE

C17               5001   25A-2744-PNET      Terry Herron              THERRON            Sue Neubauer           SNEUBAUE

C18, C20, C31     5001   25A-2744-PNET      Shirley Hill              SHILL2             Sue Neubauer           SNEUBAUE

C19               5001   25A-2744-PNET      Kristine Blahnik          KBLAHNIK           Sue Neubauer           SNEUBAUE
                                            Shirley Hill              SHILL2
C21               5001   25A-2744-PNET      Gloria Brewer             GBREWER2           Sue Neubauer           SNEUBAUE

C313              5001   25A-2744-PNET      TBD                       TBD                Sue Neubauer           SNEUBAUE

C314, C316        5001   25A-2744-PNET      Carol Bonamici            CBONAMIC           Sue Neubauer           SNEUBAUE

C315, C450        5001   25A-2744-PNET      Bev Boyer                 BBOYER             Sue Neubauer           SNEUBAUE


    DEPT.              HR                   HR
     #                NAME               PROFS ID           ACTIVITY                        MAILBOX
-----------------------------------------------------------------------------------------------------
                    Bob Dawson          RDAWSON3 (T)
A1581, A1591        Julie Wilkinson     JWILKIN3(C)                                         PNETFAO
                    Bob Dawson          RDAWSON3 (T)
A1593               Julie Wilkinson     JWILKIN3(C)                                         PNETFAO
A19                 George Valsa        GVALSA              Quality                         PNETQUAL
                    Bob Dawson          RDAWSON3 (T)
A2001               Julie Wilkinson     JWILKIN3(C)         Technical Affairs               PNETFAO

                    Bob Dawson          RDAWSON3 (T)
A2003               Julie Wilkinson     JWILKIN3(C)         Technical Affairs               PNETFAO
                    Bob Dawson          RDAWSON3 (T)
A23                 Julie Wilkinson     JWILKIN3(C)         Technical Affairs               PNETFAO




A26 - A48           Chuck Duchene       CDUCHENE            Employee Relations              PNETFAO

A28, A47            Chuck Duchene       CDUCHENE                                            PNETFAO


A40                 Chuck Duchene       CDUCHENE                                            PNETFAO
                    Bob Dawson          RDAWSON3 (T)
ALL C'S             Julie Wilkinson     JWILKIN3(C)                                         PNETFAO
                    Bob Dawson          RDAWSON3 (T)
ALL C'S             Julie Wilkinson     JWILKIN3(C)                                         PNETFAO




                    Bob Dawson          RDAWSON3 (T)
                    Julie Wilkinson     JWILKIN3(C)                                         PNETFAO

                    Bob Dawson          RDAWSON3 (T)
C01                 Julie Wilkinson     JWILKIN3(C)         Communications                  PNETFAO
                    Bob Dawson          RDAWSON3 (T)
C02                 Julie Wilkinson     JWILKIN3(C)         Communications                  PNETFAO
                    Bob Dawson          RDAWSON3 (T)
C03                 Julie Wilkinson     JWILKIN3(C)         Communications                  PNETFAO
                    Bob Dawson          RDAWSON3 (T)
C05                 Julie Wilkinson     JWILKIN3(C)         Communications                  PNETFAO
                    Bob Dawson          RDAWSON3 (T)
C07                 Julie Wilkinson     JWILKIN3(C)         Communications                  PNETFAO
                    Bob Dawson          RDAWSON3 (T)
C08                 Julie Wilkinson     JWILKIN3(C)         Communications                  PNETFAO
C09                 Bob Dawson          RDAWSON3 (T)        Communications                  PNETFAO
                    Bob Dawson          RDAWSON3 (T)
C1O1, C400          Julie Wilkinson     JWILKIN3(C)         Communications                  PNETFAO
                    Bob Dawson          RDAWSON3 (T)
C102                Julie Wilkinson     JWILKIN3(C)         Communications                  PNETFAO
                    Bob Dawson          RDAWSON3 (T)
C117                Julie Wilkinson     JWILKIN3(C)         FAO                             PNETFAO
                    Bob Dawson          RDAWSON3 (T)
C17                 Julie Wilkinson     JWILKIN3(C)         FAO                             PNETFAO
                    Bob Dawson          RDAWSON3 (T)
C18, C20, C31       Julie Wilkinson     JWILKIN3(C)         FAO                             PNETFAO
                    Bob Dawson          RDAWSON3 (T)
C19                 Julie Wilkinson     JWILKIN3(C)         Communications                  PNETFAO
                    Bob Dawson          RDAWSON3 (T)
C21                 Julie Wilkinson     JWILKIN3(C)         FAO                             PNETFAO
                    Bob Dawson          RDAWSON3 (T)
C313                Julie Wilkinson     JWILKIN3(C)         Communications                  PNETFAO
                    Bob Dawson          RDAWSON3 (T)
C314, C316          Julie Wilkinson     JWILKIN3(C)         Communications                  PNETFAO
                    Bob Dawson          RDAWSON3 (T)
C315, C450          Julie Wilkinson     JWILKIN3(C)         Communications                  PNETFAO



                                   5 of 38

                           ALL APPROVERS FOR PEOPLENET

Dept.               Ops       Account        Requisitioner            Requisitioner       Finance          Finance
 #                  Loc.      Charge            Name                    Profs ID            Name           Profs ID
                            (AIS) Code*
--------------------------------------------------------------------------------------------------------------------------
C318                5001   25A-2744-PNET  Donna Vinikour             DVINIKOU           Sue Neubauer      SNEUBAUE


C319                5001   25A-2744-PNET  Annette Green              AGREEN2            Sue Neubauer      SNEUBAUE


C41                 5001   25A-2744-PNET  Joyce Kennedy              JKENNEDY5          Sue Neubauer      SNEUBAUE

                           25A-2747-PNET  Constance Galloway         CGALLOWA
D0101               5001   25A-2744-PNET  Kathy Attard               KATTARD            Lori Malaspina    LMALASPI

D08 - D0805         5001   25A-2744-PNET  Bob Bonish                 RBONISH            Ron Kollar        RKOLLAR

D0806               5001   25A-2744-PNET  K. LaLonde                 KLALONDE           Bruce Swancutt    BSWANCUT
D0810 - D503,G0525  5001   25A-2744-PNET  Bob Vitrone                RVITRONE           Bruce Swancutt    BSWANCUT
D10                 5001   25A-2744-PNET  Arnold Miller              AMILLER3           Ron Kollar        RKOLLAR
D1002 - D1008,             25A-2744-PNET
D1030, D1080        5001   25A-2747-PNET  Arnold Miller              AMILLER3           Ron Kollar        RKOLLAR
D11 - D11G          5001   25A-2744-PNET  Marty Stacey               MSTACEY            Ron Kollar        RKOLLAR
                           25A-2744-PNET
D11S,  D402         5001   25A-2474-PNET  Roger Samonek              RSAMONEK           Ron Kollar        RKOLLAR
D12 - D12D          5001   25A-2744-PNET  Peggy Pagliaroni           PPAGLIAR           Bev Chatman       BCHATMAN
                           25A-2747-PNET
D12B                5001   25A-2744-PNET  N. Barry Sloat             BSLOAT             Bev Chatman       BCHATMAN
                           25A-2747-PNET
D13  - D14F         5001   25A-2744-PNET  Patrick Beecher            PBEECHER           Bev Chatman       BCHATMAN
                           25A-2747-PNET  Patrick Beecher            PBEECHER
D13A - D14F         5001   25A-2744-PNET  Walt Talamont              WTALAMON           Bev Chatman       BCHATMAN
                           25A-2744-PNET  Jay Dull                   JDULL
D151 - D158         5001   25A-2747-PNET  Paulette Moreno (B/UP)     PMORENO            Lori Malaspina    LMALASPI
                                          Dave Morgan                DMorgan1
                           25A-2747-PNET  Howard Johnson             HJohnso3
D15A                5001   25A-2744-PNET  Faye Emerson               FEmerson           Jim Schmidt       JSCHMIDT
                           25A-2744-PNET  Bill Dirksen               WDIRKSEN
D15B                5001   25A-2747-PNET  Alga Washington            AWASHING           Jim Schmidt       JSCHMIDT

D15C                5001   25A-2744-PNET  John Borg                  JBORG              Ron Kollar        RKOLLAR
                           25A-2747-PNET  Charvala Adams             CADAMS6
D161 - D166, D169   5001   25A-2744-PNET  Lisa Scott-Bailey          LBAILEY7           Lori Malaspina    LMALASPI
                           25A-2747-PNET
D171 - D175         5001   25A-2744-PNET  James Brown                JBROWN6            Lori Malaspina    LMALASPI
                                          Gloria Martin              GMARTIN2
D181 - D186         5001   25A-2744-PNET  Sharon Wineka              SWINEKA            Jim Schmidt       JSCHMIDT
                                          Norm Pryor                 NPRYOR
                           25A-2744-PNET  Bill Quarterman            WQUARTER
D19                 5001   25A-2747-PNET  Glen Anderson              GANDERS2           Bev Chatman       BCHATMAN
                           25A-2744-PNET  Linda Columbus             LCOLUMB2
D191                5001   25A-2747-PNET  Don Sicks (B/UP)           DSICKS             Lori Malaspina    LMALASPI
                                          Carolyn Koliba             CKOLIBA
D192                5001   25A-2744-PNET  Cathy Carpenter            CCARPEN2           Jim Schmidt       JSCHMIDT
                           25A-2744-PNET
D193                5001   25A-2747-PNET  Bob Dawson                 RDAWSON3           Jim Schmidt       JSCHMIDT
                                                                                        Jim Schmidt       JSCHMIDT
                                                                                        Ed Moran          EMORAN
D194, J70, J80, J90 5001   25A-2744-PNET  Bethany Garman             BGARMAN            Sam Calchary      SCALCHAR
                           25A-2744-PNET  Dave Cooper                DCOOPER3
D195                5001   25A-2747-PNET  Marisa Hickson             MHICKSCN           Jim Schmidt       JSCHMIDT
                           25A-2744-PNET
D196                5001   25A-2747-PNET  Richard Davies             RDAVIES4           Jim Schmidt       JSCHMIDT
D20                 5001   25A-2744-PNET  Frank McNamarr             FMCNAMAR           Jim Schmidt       JSCHMIDT
                                          Jim Suber                  JSUBER
D23                 5001   25A-2744-PNET  M. Louis Camardo           LCAMARDO           Jim Schmidt       JSCHMIDT
                           25A-2744-PNET  Deena Royal                DROYAL             Jim Schmidt       JSCHMIDT
D26                 5001   25A-2747-PNET  Sandy Bogatay              SBOGATAY           Bev Chatman       BCHATMAN
                           25A-2744-PNET  Deena Royal                DROYAL
D27                 5001   25A-2747-PNET  Rich Pakula                RPAKULA            Bev Chatman       BCHATMAN
                           25A-2744-PNET
D28                 5001   25A-2747-PNET  Gene Senterfitt            JSENTERF           Bev Chatman       BCHATMAN
                           25A-2744-PNET
D400                5001   25A-2747-PNET  Larry Perczak              LPERCZAK           Ron Kollar        RKOLLAR
                           25A-2747-PNET                                                Ron Kollar        RKOLLAR
D405, D407, D1060   5001   25A-2744-PNET  Chuck McCartney            CMCCARTN           Bruce Swancutt    BSWANCUT



Dept.               HR                    HR              Activity                Mailbox
 #                  NAME                PROFS ID
-----------------------------------------------------------------------------------------------
                    Bob Dawson          RDAWSON3(T)
C318                Julie Wilkinson     JWILKIN3(C)    Communications           PNETFAO
                    Bob Dawson          RDAWSON3(T)
C319                Julie Wilkinson     JWILKIN3(C)    Communications           PNETFAO
                    Bob Dawson          RDAWSON3(T)
C41                 Juile Wilkinson     JWILKIN3(C)    Communications           PNETFAO
D0101               Tom Stirling        TSTIRLIN       FAO                      PNETFAO
D08 - D0805         David Dilaura       DDILAURA       Employee Relations       PNETFAO
D0806               David Dilaura       DDILAURA       HR                       PNETFAO
D0810 - D503,G0525  David Dilaura       DILAURA        HR                       PNETFAO
D10                 David Dilauva       DDILAURA       FAO                      PNETFAO
D1002 - D1008,
D1030, D1080        David Dilaura       DDILAURA       FAO                      PNETFAO
D11 - D11G          David Dilaura       DDILAURA       FAO                      PNETFAO
D11S,  D402         David Dilaura       DDILAURA       FAO                      PNETFAO
D12 - D12D          Cindy Walters       CWALTERS                                PNETFAO
D12B                Cindy Wallets       CWALTERS       HR                       PNETFAO
D13  - D14F         Cindy Walters       CWALTERS       HR                       PNETFAO
D13A - D14F         Cindy Walters       CWALTERS       Employee Relations       PNETFAO
D151 - D158         Laura Compton       LCOMPTON       HR                       PNETFAO
D15A                Laura Compton       LCOMPTON       Employee Relations       PNETFAO
D15B                Laura Compton       LCOMPTCN       Employee Relations       PNETFAO
                    Susan Sovis         SSOVIS
D15C                Kim Scholtz         KSCHOLTZ       HR                       PNETFAO
D161 - D166, D169   Laura Compton       LCOMPTON       HR                       PNETFAO
D171-D175           Laura Compton       LCOMPTON       HR                       PNETFAO
D181 - D186         Laura Compton       LCOMPTON       FAO                      PNETFAO
D19                 Kimberly Scholtz    KSCHOLT1       HR                       PNETFAO
D191                Laura Compton       LCOMPTON       HR                       PNETFAO
D192                Laura Compton       LCOMPTON       Employee Relations       PNETFAO
D193                Laura Compton       LCOMPTON       Employee Relations       PNETFAO
D194, J70, J80, J90 Laura Compton       LCOMPTCN       Employee Relations       PNETFAO
D195                Susan Sovis         SSOVIS         HR                       PNETFAO
D196                Susan Sovis         SSOVIS         HR                       PNETFAO
D20                 Lauta Compton       LCOMPTON       Employee Relations       PNETFAO
D23                 Susan Sovis         SSOVIS         HR                       PNETFAO
D26                 Kimberly Scholtz    KSCHOLT1       HR                       PNETFAO
D27                 Kimberly Scholtz    KSCHOLTI       HR                       PNETFAO
D28                 Kimberly Scholtz    KSCHOLTI       HR                       PNETFAO
D400                David Dilaura       DDILAURA       HR                       PNETFAO
D405, D407, D1060   David Dilaura       DDILAURA       Employee Relations       PNETFAO

                  6 of 38

                      ACCOUNT
 DEPT.        OPS     CHARGE      REQUISITIONER  REQUISITIONER     FINANCE
  #           LOC   [AIS] CODE*       NAME           PROFS ID       NAME
------------------------------------------------------------------------------
 D701         5001  25A-2744-PNET  Cyndi Selke      CSELKEl     Bruce Swancutt
 0702         5001  25A-2744-PNET  Felicia Fields   FFIELDS     Bruce Swancutt
                    25A-2744-PNET
 D705         5001  25A-2747-PNET  Bruce Swancutt   BSWANCUT    Janet O'Connell!
 D90          5001  25A-2744-PNET  TBD              TBD         TBD
                                   Marcus Clarke    MCLARKE1
 D91 - D99    5001  2SA-2744-PNET  Rolf Woldt       RWOLDT      Eric Kramer
                                   Marcus Clarke    MCLARKE1
                                   Rolf Woldt       RWOLDT
 D92          5001  25A-2744-PNET  Harry Jones      HJONES      Eric Kramer
 D936         5001  25A-2744-PNET  Mark Leyda       MLEYDA      Dave Pittman
                                   Rolf Woldt       RWOLDT
                                   Marcus Clarke    MCLARKE1
                                   Mark Leyda,      MLEYDA
 D937 - D946  5001  25A-2744-PNET  Ruth Gramllch    RGRAMUCH    Dave Pittman
                                   Rolf Woldt       RWOLDT
                                   Marcus Clarke    MCLARKE1
 D938 - D948  5001  25A-2744-PNET  Mark Leyda       MLEYDA      Dave Pittman
                                   Marcus Clarke    MCLARKE1
                                   Rolf Woldt       RWOLDT
 D94 - D98    5001  25A-2744-PNET  Mark Leyda       MLEYDA      Eric Kramer
                                   Rolf Woldt       RWOLDT
 D940 - D960  5001  25A-2744-PNET  Marcus Clarke    MCLARKE1    Dave Pittman
                                   Rolf Woldt       RWOLDT
                                   Marcus Clarke    MCLARKE1
                                   Mark Leyda       MLEYDA
 D947         5001  25A-2744-PNET  Ruth Gramlich    RGRAMLICH   Dave Pittman
 D948A        5001  25A-2744-PNET  Mark Leyda       MLEYDA      Dave Pittman
                                   Rolf  Woldt      RWOLDT
                                   Marcus Clarke    MCLARKE1
                                   Gary Markwardt   GMARKWAR
 D949- D952   5001  25A-2744-PNET  David Samuels    DSAMUELS    Dave Pittman
                                   Marcus Clarke    MCLARKE1
                                   Rolf Woldt       RWOLDT
 D96          5001  25A-2744-PNET  Larry Seltz      LSELTZ      Eric Kramer
                                   Rolf Woldt       RWOLDT
                                   Marcus Clarke    MCLARKE1
 D961         5001  25A-2744-PNET  Bob Shook        RSHOOK      Dave Pittman
                                   Rolf Woldt       RWOLDT
                                   Marcus Clarke    MCLARKE1
 D962         5001  25A-2744-PNET  Bob Kiger        RKIGER      Dave Pittman
                                   Rolf Woldt       RWOLDT
                                   Marcus Clarke    MCLARKE1
 D963         5001  25A-2744-PNET  Marilynn Youngs  MYOUNGS1    Dave Pittman
                                   Rolf Woldt       RWOLDT
                                   Marcus Clarke    MCLARKE1
 D964         5001  25A-2744-PNET  Da Shuri Aliko   SALIKO      Dave Plilman
                                   Rolf Woldt       RWOLDT
 D966         5001  25A-2744-PNET  Marcus Clarke    MCLARKE     Dave Pittman
                                   Marcus Clarke    MCLARKE1
                                   Rolf Woldt       RWOLDT
 D97          5001  25A-2744-PNET  Rick Rothermel   RROTHERM    Eric Kramer
                                                                Rob Porter
 F81          5001  25A-2744-PNET  Laurie Pecchia   LPECCHIA    Sheryl Herrick
                                   Doris Pichini    DPICHINI    Rob Porter
 F85          5001  25A-2744-PNET  Linda Hurnann    LHUMANN     Sheryl Herrick
                                                                Rob Porter
 F86          5001  25A-2744-PNET  Denise Rose      DROSE2      Sheryl Herrick

                                   Linda Humann     LHUMANN
                                   Sue Maynarich    SMAYNARI    Rob Porter
 F87          5001  25A-2744-PNET  Doris Pichini    DPICHINI    Sheryl Herrick
                                   Lee Borycz       LBORYCZ
                                   Anne Gebstadt    AGEBSTAD
                                   Judy Justice     JJUSTICE    Rob Porter
                                   Sandy LeBlanc    SLEBLANC    Sheryl Herrick
 F89          5001  25A-2744-PNET  Clive Cooper     CCOOPER2    Dave Clawson

 G09-G0970    5001   13-0970-PNET  Bob Kiessel      RKIESSEL    Mike Renaud
 G0975-G0989  5001   13-0970-PNET  Pat Jenuwine     PJENUWIN    Mike Renaud

 DEPT.      FINANCE       HR                 HR               ACTIVITY                           MAILBOX
  #         PROFS ID     NAME             PROFS ID
-----------------------------------------------------------------------------------------------------------
 D701        BSWANCUT   Tom Vance         TVANCE              HR                                 PNETFAO
 0702        BSWANCUT   Kim Scholtz       KSCHOLTI            FAO                                PNETIFAO

 D705        JOCONNEL   Shirley Gardner   SGARDNER            HR                                 PNETFAO
 D90         TBD        Kimberly Scholtz  KSCHOLT1            Employee Relations                 PNETFAO

 D91 - D99   EKRAMER    Chuck Duchene     CDUCHENE            HR                                 PNETFAO


 D92         EKRAMER    Chuck Duchene     CDUCHENE            HR                                 PNETFAO
 D936        DPITTMAN   Chuck Duchene     CDUCHENE            HR                                 PNETFAO



 D937 - D946 DPITTMAN   Chuck Duchene     CDUCHENE            HR                                 PNETFAO


 D938 - D948 DPITTMAN   Chuck Duchene     CDUCHENE            HR                                 PNETFAO


 D94 - D98   EKRAMER    Chuck Duchene     CDUCHENE            HR                                 PNETFAO

 D940 - D960 DPITTMAN   Chuck Duchene     CDUCHENE            HR                                 PNETFAO



 D947        DPITTMAN   Chuck Duchene     CDUCHENE            HR                                 PNETFAO
 D948A       DPITTMAN   Chuck Duchene     CDUCHENE            HR                                 PNETFAO



 D949- D952  DPITTMAN   Chuck Duchene     CDUCHENE            HR                                 PNETFAO


 D96         EKRAMER    Chuck Duchene     CDUCHENE            HR                                 PNETFAO


 D961        DPITTMAN   Chuck Duchene     CDUCHENE            Human Resources                    PNETFAO


 D962        DPITTMAN   Chuck Duchene     CDUCHENE            Human Resources                    PNETFAO


 D963        DPITTMAN   Chuck Duchene     CDUCHENE            Human Resources                    PNETFAO


 D964        DPITTMAN   Chuck Duchene     CDUCHENE            Human Resources                    PNETFAO

 D966        DPITTMAN   Chuck Duchene     CDUCHENE            HR                                 PNETFAO


 D97         EKRAMER    Chuck Duchene     CDUCHENE            HR                                 PNETFAO
             RPORTER2
 F81         SHERRICK   Doris Pichini     DPICHINI            International Auto Operations      PNETFAO
             RPORTER2
 F85         SHERRICK   Doris Pichini     DPICHINI            International Auto Operations      PNETFAO
             RPORTER2
 F86         SHERRICK   Doris Pichini     DPICHINI            International Auto Operations      PNETFAO


             RPORTER2
 F87         SHERRICK   Doris Pichini     DPICHINI            International Auto Operations      PNETFAO


             RPORTER2
             SHERRICK
 F89         DCLAWSO1   Doris Pichini     DPICHINI            International Auto Operations      PNETFAO

 G09-G0970   MRENAUD1   George Valsa      GVALSA              Quality                            PNETQUAL
 G0975-G0989 MRENAUD1   George Valsa      GVALSA              Quality                            PNETQUAL



                                   7 OF 38

                          ALL APPROVERS FOR PEOPLENET

                        ACCOUNT
DEPT.           OPS     CHARGE           REQUISITIONER     REQUISITIONER     FINANCE         FINANCE        HR         HR
 #              LOC   (AIS) CODE*            NAME             PROFS ID        NAME           PROFS ID      NAME       PROFS ID
------------------------------------------------------------------------------------------------------------------------------------
G0990-G0996     5001  13-0970-PNET       Deborah Coleman      DCOLEMAN     Mike Renaud       MRENAUD1   George Valsa    GVALSA
                                         Peter Urcheck        PURCHECK
G0999           5001  13-0970-PNET       Deborah Coleman      DCOLEMA2     Mike Renaud       MRENAUD2   George Valsa    GVALSA
G1000           5001  13-0970-PNET       Chris Oxley          COXLEY       Mike Renaud       MRENAUD1   George Valsa    GVALSA
G1001           5001  13-0970-PNET       Mike Hamme           MHAMME       Mike Renaud       MRENAUD1   George Valsa    GVALSA
G1010-G1016     5001  13-0970-PNET       Dee Kapur            DKAPUR       Mike Renaud       MRENAUD1   George Valsa    GVALSA
G1030, G1036,
G1071           5001  13-0970-PNET       J. Anderson                       Mike Renaud       MRENAUD1   George Valsa    GVALSA
G1032, G1033    5001  13-0970-PNET       John Sakioka         JSAKIOKA     Mike Renaud       MRENAUD1   George Valsa    GVALSA
G1060-G1073     5001  13-0970-PNET       John White           JWHITE2      Mike Renaud       MRENAUD1   George Valsa    GVALSA
                                         Bob Mull             RMULL
G1150           5001  13-0970-PNET       Kathy McRae          KMCRAE       Mike Renaud       MRENAUD1   George Valsa    GVALSA
                                         Bob Mull             RMULL
G1151           5001  13-0970-PNET       Kathy McRae          KMCRAE       Mike Renaud       MRENAUD1   George Valsa    GVALSA
                                         Bob Mull             RMULL
G1152           5001  13-0970-PNET       Kathy McRae          KMCRAE       Mike Renaud       MRENAUD1   George Valsa    GVALSA
                      25G-2744-PNET      Ron Peters           RPETERS2                                  Bob Dawson      RDAWSON3(T)
H01             5001  25A-2744-PNET      Diana M. Greig       DGREIG       Ron Peters        RPETERS2   Julie Wilkinson JWILKIN3(C)
                      25G-2744-PNET                                                                     Bob Dawson      RDAWSON3(T)
H03-H09WA       5001  25A-2744-PNET      Ron Peters           RPETERS2     Ron Peters        RPETERS2   Julie Wilkinson JWILKIN3(C)
                      25G-2744-PNET                                                                     Bob Dawson      RDAWSON3(T)
H04, H09AT      5001  25A-2744-PNET      Diana M. Greig       DGREIG       Ron Peters        RPETERS2   Julie Wilkinson JWILKIN3(C)
                                                                                                        Bob Dawson      RDAWSON3(T)
H09CL, H100     5001  25G-2744-PNET      Mary Caulfield       MCAULFIE     Ron Peters        RPETERS2   Julie Wilkinson JWILKIN3(C)
                      25A-2744-PNET                                                                     Bob Dawson      RDAWSON3(T)
H105            5001  25G-2744-PNET      Mary Caulfield       GWOLD        Ron Peters        RPETERS2   Julie Wilkinson JWILKIN3(C)
                                         Ronald Grahlman      RGRAHLMA
                                         Robert Volpe         RVOLPE
                      13-0933-PNET(T)    J.V. Bacskay         JBACSKAY
J0550           5001  13-0970-PNET(C)    Wilma Moorhold       ESICKAFU     Diane Dupuis      DDUPUIS    Danette Turco   DTURCO
                      13-0970-PNET(C)
J1001, J1002    5001  13-0978-PNET(I.S.) Ken Hagan            KHAGAN       Ken Hagan         KHAGAN     Carolyn Koliba  CKOLIBA
J1020, J1022-
J1029,                13-0970-PNET(C)    Anne Sherman         ASHERMAN
J1040-J1048     5001  13-0978-PNET(I.S.) Rick Habash          RHABASH      Ken Hagan         KHAGAN     Frank Stobbe    FSTOBBE
                                         Anne Sherman         ASHERMAN
                      13-0970-PNET(C)    Rick Habash          RHABASH
J1021           5001  13-0978-PNET(I.S.) Stevie Cole          SCOTE        Ken Hagan         KHAGAN     Frank Stobbe    FSTOBBE
                                         Anne Sherman         ASHERMAN
                                         Rick Habash          RHABASH
                      13-0970-PNET(C)    Dave Cooper          DCOOPER2
J1026, J1049    5001  13-0978-PNET(I.S.) Kevin Vasconi        JVASCONI     Ken Hagan         KHAGAN     Frank Stobbe    FSTOBBE
                      13-0970-PNET(C)
J1030-J1039     5001  13-0978-PNET(I.S.) TBD                  TBD          Ken Hagan         KHAGAN     Frank Stobbe    FSTOBBE
                                         Carol Watson         CWATSON3
                                         H.J. Madsen          HMADSEN
                                         C. Hartley           CHARTLE1
                      13-0970-PNET(C)    J. Notaro            JNOTARO
J1336           5001  13-0978-PNET(I.S.) Tim Cavanaugh        TCAVANAU     Annette Dapprich  ADAPPRIC   Harry Breniser  HBRENISE
                                         Jim Buck             JBUCK1
                                         Darren Shelcusky     DSHELCUS
                                         Bob Schira           RSCHIRA
                                         Dale Harris          DHARRI11
                                         Paul Slatin          PSLATIN
                                         Doug Peterson        DPETERS2
                                         Mark Geoffrey        MGEORFFRE
                                         Dennis Fiscus        DFISCUS
                                         Leon Kott            LKOTT
                      13-0970-PNET(C)    Joseph Williams      JWILLI26
J1350           5001  13-0978-PNET(I.S.) K. Sisolak           KSISOLAK     Annette Dapprich  ADAPPRIC   Harry Breniser  HBRENISE
                                         Jack Burns           JBURNS1
                                         Bob Everhart         REVERHAR
                                         Nick Belt            NBELL1
J1410           5001  13-0978-PNET       Fred Ream            FREAM1       Steve Berta       SBERTA     Bob Frick       RFRICK

DEPT.
 #                     ACTIVITY                             MAILBOX
------------------------------------------------------------------------------------------------------------------------------------
G0990-G0996            Quality                              PNETQUAL

G0999                  Quality                              PNETQUAL
G1000                  Adv Mfg Qual                         PNETQUAL
G1001                  AVT-Quality                          PNETQUAL
G1010-G1016            AVT-Quality                          PNETQUAL
G1032, G1036,
G1071                  Quality                              PNETQUAL
G1032, G1033           Quality                              PNETQUAL
G1060-G1073            Quality                              PNETQUAL

G1150                  Quality                              PNETQUAL

G1151                  Quality                              PNETQUAL

G1152                  Quality                              PNETQUAL

H01                    Govermental Affairs                  PNETFAO

H03-H09WA              Govermental Affairs                  PNETFAO

H04, H09AT             Govermental Affairs                  PNETFAO

H09CL, H100            Govermental Affairs                  PNETFAO

H105                   Govermental Affairs                  PNETFAO



J0550                  Corporate Finance                    PNETFAO

J1001, J1002           V.P. Office                          PNETLEAD
J1020, J1022-
J1029,
J1040-J1048            Enterprise Integration               PNETLEAD


J1021                  Enterprise Integration               PNETLEAD



J1026, J1049           Enterprise Integration               PNETLEAD

J1030-J1039            Process Reengineering                PNETLEAD




J1336                  Quality & Product Info Systems       PNETLEAD










J1350                  Quality & Product Info Systems       PNETLEAD



J1410                                                       PNETSO


                                   8 OF 38

                          ALL APPROVERS FOR PEOPLENET

                       ACCOUNT
DEPT.          OPS     CHARGE           REQUISITIONER     REQUISITIONER     FINANCE              FINANCE          HR           HR
 #             LOC   (AIS) CODE*            NAME             PROFS ID        NAME                PROFS ID        NAME       PROFS ID
------------------------------------------------------------------------------------------------------------------------------------
                                         Joe Parambo         JPARAMBO
                                         Doug McGlaun        DMCGLAUN
                                         Dirk Heitzman       DHEITZMA
                                         Horst Ehlert        HEHLERT
                                         Nancy Ausum         NAUSUM
                                         Reinhard Bertuleit  RBERTULE
                                         Bob Palencik        RPALENCI
                                         Leo Cebuta          LCEBULA
J1420          5001  13-0978-PNET        Doug Bauer          DBAUER2        Paul Pietrzak        PPIETRZA      Bob Frick    RFRICK
J1430          5001  13-0978-PNET        Bob Everhart        REVERHAR       Chris Kozakiewicz    CKOZAKIE      Bob Frick    RFRICK
J1435          5001  13-0978-PNET        Jack Burns          JBURNS1        Steve Berta          SBERTA        Bob Frick    RFRICK
J1440          5001  13-0978-PNET        Dirk Heitzman       DHEITZMA       Chris Kozakiewicz    CKOZAKIE      Bob Frick    RFRICK
J1450, J1451   5001  13-0978-PNET        Bipin Patel         BPATEL2        Chris Kozakiewicz    CKOZAKIE      Bob Frick    RFRICK
J1455          5001  13-0978-PNET        Sergio Ruffolo      SRUFFOLO       Steve Berta          SBERTA        Bob Frick    RFRICK
                     13-0970-PNET(C)     Robert Dickson      RDICKSON
J1510          5001  13-0978-PNET(I.S.)  Al Huberty          AHUBERTY       Gwen Bynum           GBYNUM        Frank Stobbe FSTOBBE
                     13-0970-PNET(C)     Robert Dickson      RDICKSON
J1511          5001  13-0978-PNET(I.S.)  Dan Lenardon        DLENARDO       Gwen Bynum           GBYNUM        Frank Stobbe FSTOBBE
                     13-0970-PNET(C)     Robert Dickson      RDICKSON
J1512          5001  13-0978-PNET(I.S.)  Sue Takai           STAKAI         Gwen Bynum           GBYNUM        Frank Stobbe FSTOBBE
                     13-0970-PNET(C)     Robert Dickson      RDICKSON
J1513          5001  13-0978-PNET(I.S.)  Andy Mellon         AMELLON        Gwen Bynum           GBYNUM        Frank Stobbe FSTOBBE
                     13-0970-PNET(C)     Robert Dickson      RDICKSON
J1514          5001  13-0978-PNET(I.S.)  Bert Moberg         BMOBERG        Gwen Bynum           GBYNUM        Frank Stobbe FSTOBBE
                     13-0970-PNET(C)
J1515-J1519    5001  13-0978-PNET(I.S.)  Robert Dickson      RDICKSON       Gwen Bynum           GBYNUM        Frank Stobbe FSTOBBE
                     13-0970-PNET(C)
J1531          5001  13-0978-PNET(I.S.)  Ken Michel          KMICHEL        Patty Hanzek         PHANZEK       F. Stobbe    FSTOBBE
                     13-0970-PNET(C)     Paul Friedrich      PFRIEDRI
J1533          5001  13-0978-PNET(I.S.)  Dennis Brining      DBRINING       Betty Jane Amman     BAMMAN        F. Stobbe    FSTOBBE
                     13-0970-PNET(C)     Tom Mobley          TMOBLEY
J1534          5001  13-0978-PNET(I.S.)  Chuck Shumaker      CSHUMAKE       Betty Jane Amman     BAMMAN        F. Stobbe    FSTOBBE
                                         Bob Sarr            BSARR
                     13-0970-PNET(C)     Bob Thomas          RTHOMAS1
J1535          5001  13-0978-PNET(I.S.)  Paul Stasko         PSTASKO        Betty Jane Amman     BAMMAN        F. Stobbe    FSTOBBE
                     13-0970-PNET(C)
J1536          5001  13-0978-PNET(I.S.)  Brad Calkins        BCALKINS       Patty Hanzek         PHANZEK       F. Stobbe    FSTOBBE
                                         Richard Tucker      RTUCKER
                                         Larry Acciaioli     LACCIAIO
                                         John Abrahamson     JABRAHA2
                                         Tim Peters          TPETERS
                     13-0970-PNET(C)     Jack Wright         JWRIGHT
J1540          5001  13-0978-PNET(I.S.)  Hank Krzeiuk        KHALIBOZ       Tony Ventura         TVENTURA      F. Stobbe    FSTOBBE
                                         Richard Tucker      RTUCKER
                                         Larry Acciaoli      LACCIAIO
                                         John Abrahamson     JABRAHA2
                                         Tim Peters          TPETERS
                                         Jack Wright         JWRIGHT
                     13-0970-PNET(C)     Hank Krzciuk        HKRZEIUK
J1541          5001  13-0978-PNET(I.S.)  Ken Halibozek       KHALIBOZ       Tony Ventura         TVENTURA      F. Stobbe    FSTOBBE
                                         Richard Tucker      RTUCKER
                     13-0970-PNET(C)     Dave Biondi         DBIONDI
J1542          5001  13-0978-PNET(I.S.)  Duane Lawton        DLAWTON        Tony Ventura         TVENTURA      F. Stobbe    FSTOBBE
                     13-0970-PNET(C)
J1550          5001  13-0978-PNET(I.S.)  TBD                 TBD            Patty Hanzek         PHANZEK       Frank Stobbe FSTOBBE
                     13-0970-PNET(C)
J1560          5001  13-0978-PNET(I.S.)  Ed Niemyjsid        ENIEMYJS       Patty Hanzek         PHANZEK       Frank Stobbe FSTOBBE
                     13-0970-PNET(C)     George Surdu        GSURDU
J1561          5001  13-0978-PNET(I.S.)  Mark Duhaime        MDUHAIME       Patty Hanzek         PHANZEK       Frank Stobbe FSTOBBE
                     13-0970-PNET(C)
J1562          5001  13-0978-PNET(I.S.)  Anne-Marie Krul     AKRUL          Patty Hanzek         PHANZEK       Frank Stobbe FSTOBBE
                     13-0970-PNET(C)     Phil Masser         PMASSER1
J1570          5001  13-0978-PNET(I.S.)  Ron Wong            RWONG          Gwen Bynum           GBYNUM        F. Stobbe    FSTOBBE
                     13-0970-PNET(C)     Phil Masser         PMASSER1
J1571          5001  13-0978-PNET(I.S.)  Ron Wong            RWONG          Gwen Bynum           GBYNUM        F. Stobbe    FSTOBBE
                     13-0970-PNET(C)     Ron Wong            RWONG
J1572-J1579    5001  13-0978-PNET(I.S.)  Bill Lassila        WLASSILA       Gwen Bynum           GBYNUM        F. Stobbe    FSTOBBE

DEPT.
 #                      ACTIVITY                         MAILBOX
------------------------------------------------------------------------------------------------------------------------------------








J1420                                                    PNETSO
J1430                                                    PNETSO
J1435                                                    PNETSO
J1440                                                    PNETSO
J1450, J1451                                             PNETSO
J1455                                                    PNETSO

J1510                   Technical Services               PNETLEAD

J1511                   Technical Services               PNETLEAD

J1512                   Technical Services               PNETLEAD

J1513                   Technical Services               PNETLEAD

J1514                   Technical Services               PNETLEAD

J1515-J1519             Technical Services               PNETLEAD

J1531                   Technical Services               PNETLEAD

J1533                   Technical Services               PNETLEAD

J1534                   Technical Services               PNETLEAD


J1535                   Technical Services               PNETLEAD

J1536                   Technical Services               PNETLEAD





J1540                   Technical Services               PNETLEAD






J1541                   Technical Services               PNETLEAD


J1542                   Technical Services               PNETLEAD

J1550                   Technical Services               PNETLEAD

J1560                   Technical Services               PNETLEAD

J1561                   Technical Services               PNETLEAD

J1562                   Technical Services               PNETLEAD

J1570                   Technical Services               PNETLEAD

J1571                   Technical Services               PNETLEAD

J1572-J1579             Technical Services               PNETLEAD




                                   9 OF 38

                          ALL APPROVERS FOR PEOPLENET

                                 ACCOUNT
DEPT              OPS             CHARGE           REQUISITIONER            REQUISITIONER       FINANCE          FINANCE
 #                LOC          (AIS) CODE*             NAME                   PROFS ID           NAME           PROFS ID
---------------------------------------------------------------------------------------------------------------------------
                            13-0970-PNET(C)       Ron Wong                 RWONG
J1573          5001         13-0978-PNET(I.S.)    Donald Wareham           DWAREHAM            Gwen Bynum      GBYNUM
                            13-0970-PNET(C)       Ron Wong                 RWONG
J1574          5001         13-0978-PNET(I.S.)    Bert Entsminger          BENTSMIN            Gwen Bynum      GBYNUM
                            13-0970-PNET(C)       Ron Wong                 RWONG
J1575-J1590    5001         13-0978-PNET(I.S.)    Phil Masser              PMASSER1            Gwen Bynum      GBYNUM
                                                  Ron Wong                 RWONG
                                                  Debbie Wagner            DWAGNER1
                                                  Ron Carr                 RCARR
                                                  Gene Kotlinski           GKOTLINS
                                                  Jim Chakel               JCHAKEL
                                                  George Troell            GTROELL
                                                  Kevin Timms              KTIMMS
                            13-0970-PNET(C)       Pete Tsaprazis           PTSAPRAZ
J1576          5001         13-0978-PNET(I.S.)    Gary Gates               GGATES              Gwen Bynum      GBYNUM
                            13-0970-PNET(C)
J1577-J1599    5001         13-0978-PNET(I.S.)    Ron Wong                 RWONG               Gwen Bynum      GBYNUM
                                                  Forrest Mclaughlin       FMCLAUG1
                                                  Chuck Wilkinson          CWILKINS
                            13-0970-PNET(C)       Bill Lassila             WLASSILA
J1580          5001         13-0978-PNET(I.S.)    Ron Wong                 RWONG               Gwen Bynum      GBYNUM
                                                  Peter Greene             PGREENE
                                                  David Kramarczyk         DKRAMARC
                            13-0970-PNET(C)       Ron Wong                 RWONG
J1581          5001         13-0978-PNET(I.S.)    Jack Ellis               JELLIS              Gwen Bynum      GBYNUM
                                                  Peter Greene             PGREENE
                            13-0970-PNET(C)       David Kramarczyk         DKRAMARC
J1582-J1585    5001         13-0978-PNET(I.S.)    Ron Wong                 RWONG               Gwen Bynum      GBYNUM
                                                  Cynthia Liss             CLISS
                                                  Jim Ubl                  JUBL
                                                  Adriana Karaboutis       AKARABOU
                                                  Valerie Pontious         VPONTIOU
                                                  Barb Strozynski          BSTROZYN
                                                  Steve Brown              SBROWN
                                                  Werner Shuette           WSCHUET1
                                                  Fred Bosman              FBOSMAN
                                                  Gary Larson              GLARSON
                                                  Jim Harvey               JHARVEY
                            13-0970-PNET(C)       Joan St. Amand           JSTAMAND
J1700          5001         13-0978-PNET(I.S.)    Simon Clark              SCLARK              Jill Tamburro   GTAMBURR
                                                  Nick Smither             NSMITHER
                                                  John Ferguson            JFERGUSO
                                                  Mark Krajewski           MKRAJEWS
                                                  Richard Thwaite          RTHWAITE
                                                  Dave Ramsey              DRAMSEY1
                                                  Joe Hall                 JHALL5
                                                  Denny French             DFRENCH
                                                  Pearl Lim                PLIM
                                                  Dean Preston             DPRESTON
                                                  Connie Widyanto          CWIDYANT
                                                  Bob Cary                 RCARY
                                                  Jeff Kelly               JKELLY1
                                                  Ron Bolen                RBOLEN
                            13-0970-PNET(C)       Don Beyer                DBEYER
J1700          5001         13-0978-PNET(I.S.)    Terry Grover             TGROVER             Jill Tamburro   GTAMBURR
                            13-0970-PNET(C)
J1701          5001         13-0978-PNET(I.S.)    Trish Buckley            PBUCKLEY            Jill Tamburro   GTAMBURR
                            13-0970-PNET(C)       Manfred Weck             MWECK
J1800, J1801   5001         13-0978-PNET(I.S.)    Dick Bryant              RBRYANT             Jill Tamburro   GTAMBURR
                                                  Wafa Bunney              WBUNNEY
                            13-0970-PNET(C)       John Strasko             JSTRASKO
J1900          5001         13-0978-PNET(I.S.)    Craig Deuby              CDEUBY              Paul Towney     PTOWMEY





DEPT                     HR                HR
 #                      NAME            PROFS ID                  ACTIVITY                MAILBOX

J1573                  F. Stobbe        FSTOBBE              Technical Services          PNETLEAD

J1574                  F. Stobbe        FSTOBBE              Technical Services          PNETLEAD

J1575-J1590            F. Stobbe        FSTOBBE              Technical Services          PNETLEAD








J1576                  F. Stobbe        FSTOBBE              Technical Services          PNETLEAD

J1577-J1599            F. Stobbe        FSTOBBE              Technical Services          PNETLEAD



J1580                  F. Stobbe        FSTOBBE              Technical Services          PNETLEAD



J1581                  F. Stobbe        FSTOBBE              Technical Services          PNETLEAD


J1582-J1585            F. Stobbe        FSTOBBE              Technical Services          PNETLEAD











J1700                  Sarah Orwig      SORWIG               Financial Systems           PNETLEAD














J1700                  Sarah Orwig      SORWIG               Finance Systems             PNETLEAD

J1701                  Sarah Orwig      SORWIG               Finance Systems             PNETLEAD

J1800, J1801           Sarah Orwig      SORWIG               ER/OGC Systems              PNETLEAD


J1900                  Chris Glaser     CGLASER              Production Purchasing       PNETLEAD

                                   10 OF 38

                          ALL APPROVERS FOR PEOPLENET

                                   Account
Dept              Ops               Charge         Requisitioner            Requisitioner       Finance          Finance
 #                Loc            (AIS) Code*           Name                   Profs ID           Name           Profs ID
------------------------------------------------------------------------------------------------------------------------------
                                                    Jim Hruby                JHRUBY
                                                    Marty Bobb               MBOPP
                                                    Norman Thomas            NTHOMAS2
                                                    Jack Ellis               JELLIS
                                                    Dave Roman               DROMAN
                                                    Bob McMahon              RMCMAHON
                                                    Pete Yuhas               PYUHAS
                                                    Karen Kish               KKISH
                                                    Bob Maheru               BMAHERU
                                                    Ron Moorhead             RMOORHEA
                                                    Andy Moir                AMOIR1
                                                    Gary Burdick             GBURDICK
                                13-0970-PNET(C)     Rudy Stubler             RSTUBLER
J1910             5001          13-0978-PNET(I.S.)  Tim McKeague             TMCKEAGU         Paul Towmey       PTWOMEY
                                                    Gary Burdick             GBURDICK
                                                    Ronald Wolok             RWOLOK
                                                    Ken Cook                 KCOOK
                                                    Jim Fekete               JFEKETE
                                13-0970-PNET(C)     Steve Hanson             SHANSON
J1920             5001          13-0978-PNET(I.S.)  Brian McCormick          BMCCORMI         Paul Towmey       PTWOMEY
                                                    Wafa Bunney              WBUNNEY
                                                    Al Cartier               ACARTIER
                                                    Kathy Covert             KCOVERT
                                                    Tom Gould                TGOULD
                                                    Debie McLeari            DMCLEARI
                                13-0970-PNET(C)     Dave Scwann              DSCWANN
J1930             5001          13-0978-PNET(I.S.)  Sally Tuma               STUMA            Paul Towmey       PTWOMEY
                                                    Bob Mittino              RMITTINO
                                13-0970-PNET(C)     Wayne Fercho             WFERCHO          Paul Towmey       PTWOMEY
J1940             5001          13-0971-PNET(I.S.)  Oskar Scheit             OSCHEIT          Nick Pagan        NPAGAN
                                25A-2744-PNET       Howard Welsh             HWELSH1
J3103             5001          25G-2744-PNET       K.R. Kent                KKENT            Ed Moran          EMORAN
                                2SA-2744-PNET       Caryn O'Connor           COCONNO1
J3311             5001          25G-2744-PNET       Linda Wyrobek            LWYROBEK         Ed Moran          EMORAN
                                25A-2744-PNET       Vince Bozich             VBOZICH
J3450             5001          25G-2744-PNET       Clint Hutto              CHUTTO           Ed Moran          EMORAN
                                                    Michelle Caldwell        MCALDWE2
                                25A-2744-PNET       Margaret Weinck          MWEINCK
J3501             5001          25G-2744-PNET       Tom Yatko                TYATKO           Eric Law          ELAW
                                25A-2744-PNET
J3505             5001          25G-2744-PNET       Peter Smith              PSMITT9          Peter Smith       PSMITH9
                                25A-2744-PNET       Michelle Caldwell        MCALDWE2
J3515             5001          25G-2?44-PNET       Tom Yatko                TYATKO           Tom Yatcko        TYATCKO
                                                    Ted Starosciak           TSTAROSC
                                                    Wayne McDaniels          WMCDANIE
                                                    Ben Wold                 BWOLD
                                                    John Mills               JMILLS
                                                    Marcy Salemi             MSAIEMI
                                25A-2744-PNET       Tom Eggan                TEGGAN
J3520             5001          25G-2744-PNET       Bill Boyd                WBOYD1           Dave Clawson      DCLAWSO1
                                                    Vince Bozich             VBOZICH
                                25A-2744-PNET       Clint Hutto              CHUTT0
J3540             5001          25G-2744-PNET       Tom Yatcko               TYATKO           Tom Yatcko        TYATCKO
                                25A-2744-PNET       Sam McCarter             SMCCARTE
J6005             5001          Z5G-2744-PNET       Randy Wilds              RWILDS           Mary Lehman       MLEHMAN3
                                25A-2744-PNET       Dennis Tosh              DTOSH1
J6006             5001          25G-2744-PNET       Jim Keefer               JKEEFER1         Sam Calchary      SCALHAR
                                25A-2744-PNET       Diane Shimski            DSHIMSKY1
J6007             5001          25G-2744-PNET       David Rehor              DREHOR           Sam Calchary      SCALCHAR
                                25A-2744-PNET
J6008             5001          25G-2744-PNET       MEL STEPHENS             MSTEPHEN         Sam Calchary      SCALCHAR
                                2SA-2744-PNET       Will Periam              WPERIAM
J6009             5001          25G-2744-PNET       Mamie Washington         MWASHING         Sam Calchary      SCALCHAR
                                25A-2744-PNET       J.M. Williams            JWILLI24
J6010             5001          25G-2744-PNET       J.K. Goerke              JGOERKE          Ed Moran          EMORAN
                                25A-2744-PNET
J6011             5001          25G-2744-PNET       Kevin Reynolds           KREYNOLD         Sam Calchary      SCALCHAR


Dept                       HR                HR
 #                        Name            Profs ID               Activity                 Mailbox
-------------------------------------------------------------------------------------------------













J1910                  Chris Glaser         CGLASER         Production Purchasing        PNETLEAD





J1920                  Chris Glaser         CGLASER         Production Purchasing        PNETLEAD




J1930                  Chris Glaser         CGLASER         Production Purchasing        PNETLEAD


J1940                  Chris Glaser         CGLASER         Production Purchasing        PNETLEAD

J3103                  Bethany Garman       BGARMAN         Corporate Finance            PNETFAO

J3311                  Bethany Garman       BGARMAN         Corporate Finance            PNETFAO

J3450                  Bethany Garman       BGARMAN         Corporate Finance            PNETFAO


J3501                  TBD                  TBD             Corporate Finance            PNETFAO

J3505                  Bethany Garman       BGARMAN         Corporate Finance            PNETFAO

J3515                  TBD                  TBD             Corporate Finance            PNETFAO





                        Linda Freitag      LFREITAG
J3520                   John Ewald         JEWALD           Corporate Finance            PNETFAO


J3540                   Bethany Garman     BGARMAN          Corporate Finams             PNETFAO

J6005                   Bethany Garman     BGARMAN                                       PNETFAO

J6006                   Bethany German     BGARMAM                                       PNETFAO

J6007                   Bethany Garman     BGARMAN                                       PNETFAO

J6008                   Bethany Garman     BGARMAN                                       PNETFAO

J6009                   Bethany Garman     BGARMAN                                       PNETFAO

J6010                   Bethany Garman     BGARMAN          Corporate Finance            PNETFAO

J6011                   Bethany Garman     BGARMAN          Corporate Finance            PNETFAO

                                   11 OF 38

                          ALL APPROVERS FOR PEOPLENET

                         ACCOUNT
    DEPT.       OPS      CHARGE         REQUISITIONER       REQUISITIONER    FINANCE       FINANCE             HR
     #          LOC    (AIS) CODE*          NAME              PROFS ID         NAME        PROFS ID           NAME
--------------------------------------------------------------------------------------------------------------------------
                      25A-2744-PNET    D.S. Sobczynski        DSOBCZYN1
J6012          5001   25G-2744-PNET    A.J. WELMERS           RMUNSON      Ed Moran        EMORAN          Bethany Garman
                      13-0970-PNET     Germaine Fisher        GFISHER                      EMORAN
J6101          5001   25A-2744-PNET    Jerry Bolthouse        JBOLTHOU     Ed Moran        CC-DGREENBAU    Bethany Garman
                      25A-2744-PNET    N. Barry Sloat         BSLOAT
J6201,J6204    5001   25G-2744-PNET    Mamie Washington       MWASHING     Barry Sloat     BSLOAT          Bethany Garman
                      25A-2744-PNET
J85            5001   25G-2744-PNET    TBD                    TBD          Sam Calchary    SCALCHAR        Bethany Garman
                      25A-2744-PNET    Malcolm Sutherland     MSUTHER4
J91            5001   25G-2744-PNET    Greg Wold              GWOLD        Ed Moran        EMORAN          Bethany Garman
                      25A-2744-PNET    Lynn Bolouch           LBOLUCH
J9201          5001   25G-2744-PNET    Melanie Leavy          MLEAVY       Joanne Weiss    JWEISS          Joe Stocker
K01            5001   25A-2744-PNET    Melanie Leavy          MLEAVY       Joanne Weiss    JWEISS          Joe Stocker
K02-K19,
K23, K31-                              Lynn Bolouch           LBOLUCH
K33, K80       5001   25A-2744-PNET    Melanie Leavy          MLEAVY       Joanne Weiss    JWEISS          Joe Stocker
                                       Lynn Bolouch           LBOLUCH
                                       Melanie Leavy          MLEAVY
                                       Jo Mahaffey            JMAHAFFE
                                       Bonnie Bonner          BBONNER1
                                       Cindy Graham           CGRAHAM4
K35            5001   25A-2744-PNET    Kathi Lopez            KLOPEZ1      Joanne Weiss    JWEISS          Joe Stocker
                                       Dianna Rorabacher      DRORABAC
P01,P23        5001   25A-2744-PNET    Mary Beth Willde       MWILKIE1     Janet O'Connell JOCONNEL        Shirley Gardner

P02,P11,                               Jewell Cooper          JCOOPER1
P31-P35        5001   25A-2744-PNET    Betty Kowalczyk (BU)   EKOWALCZ     Janet O'Connell JOCONNEL        Shirley Gardner
                                       Dianna Rorabacher      DRORABAC
                                       Mary Beth Willde       MWILKIE1
P03            5001   25A-2744-PNET    Betty Kowalczyk        EKOWALCZ     Janet O'Connell JOCONNEL        Shirley Gardner
P05,P07,
P14,P16        5001   25A-2744-PNET    Joann Stocklin         JSTOCKLI     Janet O'Connell JOCONNEL        Shirley Gardner
P08            5001   25A-2744-PNET    Reba Williams          RWILLIA7     Janet O'Connell JOCONNEL        Shirley Gardner
P15,P17        5001   25A-2744-PNET    Jewell Cooper          JCOOPER1     Janet O'Connell JOCONNEL        Shirley Gardner
                                       Joann Stocklin         JSTOCKLI
                                       Betty Kowalczyk (BU)   EKOWALCZ
P21            5001   25A-2744-PNET    Jewell Cooper          JCOOPER1     Janet O'Connell JOCONNEL        Shirley Gardner
                                       Phil Roberts           PROBERT1
W02            5001   25A-2744-PNET    Keith Bohn             KBOHN        Valerie Guibord VGUIBORD        Angela Rankin-Yohannes
W05            5001   25A-2744-PNET    Phil Roberts           RROBERT1     Valerie Guibord VGUIBORD        Angela Rankin-Yohanes
                                                                                                           Sandy Fatt
A400           5005   25A-2744pPNET    CARLOS MAZZZORIN-PSR   CMAZZORI     Ann Pacitti     APACITTI        Linda Columbus
                                       ANDY BENEDICT-PSR      ABENEDIC
                                       Edward Blanch          EBLANCH
                                       George Marsh           GMARSH                                       Jane Glotzhober
                                       Curtis Short           CSHORT                                       Sandy Fatt
A403           5005   25A-2744-PNET    Joseph Smyth           JSMYTH       Ann Pacitti     APACITTI        Linda Columbus
                                                                                                           Sandy Fatt
A405           5005   25A-2744-PNET    STEVE ALDERMAN-PSR     SALDERMA     Ann Pacitti     APACITTI        Linda Columbus
                                                                                                           Sandy Maczko
                                       MORGAN JACKSON-PSR     MJACKS11                                     Sandy Fatt
A410           5005   25A-2744-PNET    Susan DeSandre         SDESANDR     Ann Pacitti     APACITTI        Linda Columbus
                                       MANFRED SCHUETT-PSR    MSCHUETT                                     Sandy Maczko
                                       Greg Grinnel           GGRINNEL                                     Sandy Fatt
                                                                                                           Sandy Maczko
                                                                                                           Sandy Fatt
A411           5005   25A-2744-PNET    Michael O'Sullivan-PSR MOSULLIV     Ann Pacitti     APACITTI        Linda Columbus

A413           5005   25A-2744-PNET    Hugh Poore             HPOORE       Ann Pacitti     APACITTI        Linda Columbus
                                                                                                           Mary Engdahl
                                                                                                           Sandy Fatt
A420-A423      5005   25A-2744-PNET    Uldis Sipois-PSR       USIPOLS      Ann Pacitti     APACITTI        Linda Columbus
                                                                                                           Sandy Fatt
A425           5005   25A-2744-PNET    Bruce Swift-PSR        BSWIFT1      Ann Pacitti     APACITTI        Linda Columbus
                                                                                                           Hank Chawansky
                                                                                                           Sandy Fatt
                                                                                                           Hank Chawansky
A430,A432,                                                                                                 Sandy Fatt
A441           5005   25A-2744-PNET    Linda Miller-PSR       LMILLER8     Ann Pacitti     APACITTI        Linda Columbus
                                                                                                           Hank Chawansky
                                       Linda Miller-PSR       LMILLER8                                     Sandy Fatt
A431           5005   25A-2744-PNET    Ted Betley             TBETLEY      Ann Pacitti     APACITTI        Linda Columbus



 Dept.                      HR
  #                       Profs ID                  Activity              Mailbox
---------------------------------------------------------------------------------
J6012                     BGARMAN              Corporate Finance          PNETFAO

J6101                     BGARMAN              Corporate Finance          PNETFAO

J6201,J6204               BGARMAN              Corporate Finance          PNETFAO

J85                       BGARMAN              TBD                        PNETFAO

J91                       BGARMAN              TBD                        PNETFAO

J9201                     JSTOCKER             Corporate Finance          PNETFAO
K01                       JSTOCKER             FAO                        PNETFAO
K02-K19,
K23, K31-
K33, K80                  JSTOCKER             FAO                        PNETFAO





K35                       JSTOCKER             Office of General Counsel  PNETFAO

PO1,P23                   SGARDNER             FAO                        PNETFAO

P02,P11,
P31-P35                   SGARDNER             FAO                        PNETFAO


P03                       SGARDNER             Employee Relations         PNETFAO
P05,P07,
P14,P16                   SGARDNER             Employee Relations         PNETFAO
P08                       SGARDNER             FAO                        PNETFAO
P15,P17                   SGARDNER             FAO                        PNETFAO


P21                       SGARDNER             HR                         PNETFAO

W02                       ARANKINY             Employee Relations         PNETFAO
W05                       ARANKINY             Employee Relations         PNETFAO
                          SFATT(T)
A400                      LCOLUMB2             Production Purchasing      PNETFMSP




A403                      LCOLUMB2             Production Purchasing      PNETFMSP

A405                      LCOLUMB2             Production Purchasing      PNETFMSP
                          SMACZKO(T)
                          SFATT(T)
A410                      LCOLUMB2             Production Purchasing      PNETFMSP
                          SMACZKO(T)
                          SFATT(T)
A411                      SMACZKO(T)
                          SFATT(T)
                          LCOLUMB2             Production Purchasing      PNETFMSP
A413                      LCOLUMB2             Production Purchasing      PNETFMSP
                          MENGDAHL(T)
                          SFATT(T)
A420-A423                 LCOLUMB2             Production Purchasing      PNETFMSP
                          SFATT(T)
A425                      LCOLUMB2             Production Purchasing      PNETFMSP
                          HCHAWANS(T)
                          SFATT(T)
                          HCHAWANS(T)
A430,A432,                SFATT(T)
A441                      LCOLUMB2             Production Purchasing      PNETFMSP
                          HCHAWANS(T)
                          SFATT(T)
A431                      LCOLUMB2             Production Purchasing      PNETFMSP

                                   12 OF 38

                          ALL APPROVED FOR PEOPLENET



                                   Account
Dept              Ops               Charge         Requisitioner            Requisitioner       Finance          Finance
 #                Loc            (AIS) Code*           Name                   Profs ID           Name           Profs ID
------------------------------------------------------------------------------------------------------------------------------


                                                    Linda Miller - PSR       LMILLER8
A433              5005          25A-2744-PNET       Bob Dubois               RDUBOIS1         Ann Pacitti       APACITTI

                                                    Linda Miller - PSR       LMILLER8
A434              5005          25A-2744-PNET       Don Nelson               DNELSON2         Ann Pacitti       APACITTI


                                                    Linda Miller - PSR       LMILLER8
A435              5005          25A-2744-PNET       Bob Bruce                BBRUCE1          Ann Pacitti       APACITTI

                                                    Linda Miller - PSR       LMILLER8
A436              5005          25A-2744-PNET       Joe Smyth                JSMYTH           Ann Pacitti       APACITTI

                                                    Linda Miller - PSR       LMILLER8
A437              5005          25A-2744-PNET       John Steele              JSTEELE1         Ann Pacitti       APACITTI

                                                    Linda Miller - PSR       LMILLER8
A438              5005          25A-2744-PNET       Andy Dave                ADAVE            Ann Pacitti       APACITTI

                                                    Linda Miller - PSR       LMILLER8
A439              5005          25A-2744-PNET       Dan Whelan               DWHELAN          Ann Pacitti       APACITTI

                                                    Linda Miller - PSR       LMILLER8
A440              5005          25A-2744-PNET       Donna Wong               DWONG            Ann Pacitti       APACITTI

A450              5005          25A-2744-PNET       Gary Quick - PSR         GQUICK           Ann Pacitti       APACITTI


A460              5005          25A-2744-PNET       Doug Halliday - PSR      DHALLIDA         Ann Pacitti       APACITTI


A465              5005          25A-2744-PNET       Jeff Collins - PSR       JCOLLIN1         Ann Pacitti       APACITTI

A470              5005          25A-2744-PNET       Dennis Connor - PSR      DCONNOR          Ann Pacitti       APACITTI

A471              5005          25A-2744-PNET       Charlie Ross - PSR       CROSS1           Ann Pacitti       APACITTI
                                                    Charlie Ross - PSR       CROSS1
                                                    Cynthia Jefferson        CJEFFERS
A472              5005          25A-2744-PNET       Ronald Miller            RMILLER7         Ann Pacitti       APACITTI

A473              5005          25A-2744-PNET       Mark Quay - PSR          MQUAYOR          Ann Pacitti       APACITTI

                                                    Malcolm Pollard - PSR    MPOLLAR1
A474              5005          25A-2744-PNET       Dave Stephens            DSTEVEN2         Ann Pacitti       APACITTI


A475              5005          25A-2744-PNET       Jeff Wellman - PSR       JWELLMAN         Ann Pacitti       APACITTI


A480              5005          25A-2744-PNET       Jean Mayer - PSR         JMAYER1          Ann Pacitti       APACITTI

N3400             5005          25A-2744-PNET       Richard Honecker - PSR   RHONECKE         Ann Pacitti       APACITTI


N3410             5005          25A-2744-PNET       Larry Toth - PSR         LTOTH            Ann Pacitti       APACITTI
                                                    Larry Toth               LTOTH
N3410D            5005          25A-2744-PNET       Jean Fisher              JFISHER2         Ann Pacitti       APACITTI

N3430             5005          25A-2744-PNET       Ray Jensen - PSR         RJENSEN          Ann Pacitti       APACITTI

N3440             5005          25A-2744-PNET       Geoff Stuckey - PSR      GSTUCKE1         Ann Pacitti       APACITTI

N3450             5005          25A-2744-PNET       Sue Kobat - PSR          SKOBAT           Ann Pacitti       APACITTI

N3460-N3462       5005          25A-2744-PNET       Dan Fortunato - PSR      DFORTUNA         Ann Pacitti       APACITTI
                                                    Dan Fortunato - PSR      DFORTUNA
N3460A, N3460B    5005          25A-2744-PNET       Tim Carbary              TCARBARY         Ann Pacitti       APACITTI



Dept                         HR                HR
 #                          Name            Profs ID               Activity                                 Mailbox
------------------------------------------------------------------------------------------------------------------------

                          Hank Chawansky     HCHAWANS(T)
                          Sandy Fatt         SFATT(T)
A433                      Linda Columbus     LCOLUMB2(C)      Production Purchasing                            PNETFMSP
                          Hank Chawansky     HCHAWANS(T)
                          Sandy Fatt         SFATT(T)
A434                      Linda Columbus     LCOLUMB2(C)      Production Purchasing                            PNETFMSP

                          Hank Chawansky     HCHAWANS(T)
                          Sandy Fatt         SFATT(T)
A435                      Linda Columbus     LCOLUMB2(C)      Production Purchasing                            PNETFMSP
                          Hank Chawansky     HCHAWANS(T)
                          Sandy Fatt         SFATT(T)
A436                      Linda Columbus     LCOLUMB2(C)      Production Purchasing                            PNETFMSP
                          Hank Chawansky     HCHAWANS(T)
                          Sandy Fatt         SFATT(T)
A437                      Linda Columbus     LCOLUMB2(C)      Production Purchasing                            PNETFMSP
                          Hank Chawansky     HCHAWANS(T)
                          Sandy Fatt         SFATT(T)
A438                      Linda Columbus     LCOLUMB2(C)      Production Purchasing                            PNETFMSP
                          Hank Chawansky     HCHAWANS(T)
                          Sandy Fatt         SFATT(T)
A439                      Linda Columbus     LCOLUMB2(C)      Production Purchasing                            PNETFMSP
                          Hank Chawansky     HCHAWANS(T)
                          Sandy Fatt         SFATT(T)
A440                      Linda Columbus     LCOLUMB2(C)      Production Purchasing                            PNETFMSP
                          Sandy Fatt         SFATT(T)
A450                      Linda Columbus     LCOLUMB2(C)      Production Purchasing                            PNETFMSP
                          Mary Engdahl       MENGDAHL(T)
                          Sandy Fatt         SFATT(T)
A460                      Linda Columbus     LCOLUMB2         Production Purchasing                            PNETFMSP
                          Mary Engdahl       MENGDAHL(T)
                          Sandy Fatt         SFATT(T)
A465                      Linda Columbus     LCOLUMB2         Production Purchasing                            PNETFMSP
                          Sandy Fatt         SFATT(T)
A470                      Linda Columbus     LCOLUMB2(C)      Production Purchasing                            PNETFMSP
                          Sandy Fatt         SFATT(T)
A470                      Linda Columbus     LCOLUMB2(C)      Production Purchasing                            PNETFMSP

                          Sandy Fatt         SFATT(T)
A472                      Linda Columbus     LCOLUMB2(C)      Production Purchasing                            PNETFMSP
                          Sandy Fatt         SFATT(T)
A473                      Linda Columbus     LCOLUMB2(C)      Production Purchasing                            PNETFMSP
                          Sandy Maczko       SMACZKO(T)
                          Sandy Fatt         SFATT(T)
A474                      Linda Columbus     LCOLUMB2(C)      Production Purchasing                            PNETFMSP
                          Mary Engdahl       MENGDAHL(T)
                          Sandy Fatt         SFATT(T)
A475                      Linda Columbus     LCOLUMB2         Production Purchasing                            PNETFMSP
                          Mary Engdahl       MENGDAHL(T)
                          Sandy Fatt         SFATT(T)
A480                      Linda Columbus     LCOLUMB2         Production Purchasing                            PNETFMSP
                          Sandy Fatt         SFATT(T)
N3400                     Linda Columbus     LCOLUMB2(C)      Facilities, Materials, Services  & Purchasing    PNETFMSP
                          Jane Glotzhober    JGLOTZHO(T)
                          Sandy Fatt         SFATT(T)
N3410                     Linda Columbus     LCOLUMB2         Facilities, Materials, Services  & Purchasing    PNETFMSP
                          Sandy Fatt         SFATT(T)
N3410D                    Linda Columbus     LCOLUMB2(C)      Facilities, Materials, Services  & Purchasing    PNETFMSP
                          Mary Enghadl       MENGDAHL(T)
N3430                     Linda Columbus     LCOLUMB2(C)      Facilities, Materials, Services  & Purchasing    PNETFMSP
                          Sandy Fatt         SFATT(T)
N3440                     Linda Columbus     LCOLUMB2(C)      Facilities, Materials, Services  & Purchasing    PNETFMSP
                          Sandy Fatt         SFATT(T)
N3450                     Linda Columbus     LCOLUMB2(C)      Facilities, Materials, Services  & Purchasing    PNETFMSP
                          Sandy Fatt         SFATT(T)
N3460-N3462               Linda Columbus     LCOLUMB2(C)      Facilities, Materials, Services  & Purchasing    PNETFMSP
                          Sandy Fatt         SFATT(T)
N3460A, N3460B            Linda Columbus     LCOLUMB2(C)      Facilities, Materials, Services  & Purchasing    PNETFMSP


                                   13 OF 38

                          ALL APPROVERS FOR PEOPLENET

                                   Account
Dept              Ops               Charge         Requisitioner            Requisitioner       Finance          Finance
 #                Loc            (AIS) Code*           Name                   Profs ID           Name           Profs ID
---------------------------------------------------------------------------------------------------------------------------
                                                  Dan Fortunato - PSR      DFORTUNA
N3460C         5005           25A-2744-PNET       Carol Miller             CMILLER2            Ann Pacitti     APACITTI

N3470          5005           25A-2744-PNET       Helmut Goebel - PSR      HGOEBEL2            Ann Pacitti     APACITTI

N3480          5005           25A-2744-PNET       Mary Foster - PSR        MFOSTER             Ann Pacitti     APACITTI

N3481          5005           25A-2744-PNET       Mary Foster - PSR        MFOSTER             Ann Pacitti     APACITTI

4097           5100           13-0970-PNET        Nellie Neilans           NNEILANS            Clyde Ghee      CGHEE
B8XX           5100           13-0933-PNET        John Mantey              JMANTEY             Bride Jorgensen BJORGENS
                              13-0933-PNET(T)     ANY EFHD
D400-D593      5100           13-0970-PNET(C)     EMPLOYEE                    N/A              Mike Jankowski  MJANKOWS
                              13-0933-PNET(T)
J000,J101      5100           13-0970-PNET(C)     Bill Powers              WPOWERS             Patrick Foley   PFOLEY
                              13-0933-PNET(T)
J005,J050-J057 5100           13-0970-PNET(C)     Peter Beardmore          PBEARDMO            Patrick Foley   PFOLEY
                              13-0933-PNET(T)
J006           5100           13-0970-PNET(C)     Pete Havstad             PHAVSTAD            Patrick Foley   PFOLEY
                              13-0933-PNET(T)
J008           5100           13-0970-PNET(C)     Frode Maasekidvaag       FMASSEID            Patrick Foley   PFOLEY
                              13-0933-PNET(T)
J008           5100           13-0970-PNET(C)     Wayne Johnson            WJOHNSO7            Patrick Foley   PFOLEY
                              13-0933-PNET(T)
J009-J011      5100           13-0970-PNET(C)     Bob Culver               RCULVER             Patrick Foley   PFOLEY
                              13-0933-PNET(T)
J040           5100           13-0970-PNET(C)     Charles Wu               CWU2                Rose Gossman    MGOSSMAN
                              13-0933-PNET(T)
J041           5100           13-0970-PNET(C)     Paul Killgoar            PKILLGOA            Rose Gossman    MGOSSMAN
                              13-0933-PNET(T)
J044           5100           13-0970-PNET(C)     Ken Heubner              KHEUBNER            Rose Gossman    MGOSSMAN
                              13-0933-PNET(T)
J046           5100           13-0970-PNET(C)     Alan Taub                ATAUB               Rose Gossman    MGOSSMAN
                              13-0933-PNET(T)
J051           5100           13-0970-PNET(C)     Irv Salmeen              ISALMEEN            Lynda Colovas   LCOLOVAS
                              13-0933-PNET(T)
J058           5100           13-0970-PNET(C)     Haren Gandhi             HGANDHI             Lynda Colovas   LCOLOVAS
                              13-0933-PNET(T)     Frode Maasekidvaag       FMASSEID
J060           5100           13-0970-PNET(C)     Wayne Johnson            WJOHNSO7            Tom Hamilton    THAMILTO
                              13-0933-PNET(T)
J066           5100           13-0970-PNET(C)     Wayne Johnson            WJOHNSO7            Tom Hamilton    THAMILTO
                              13-0933-PNET(T)
J070           5100           13-0970-PNET(C)     Rob Tabaczynski          RTABACZY            Patrick Foley   PFOLEY
                              13-0933-PNET(T)
J071           5100           13-0970-PNET(C)     Judy Curran              JCURRAN1            Patrick Foley   PFOLEY
                              13-0933-PNET(T)
J073           5100           13-0970-PNET(C)     Mike Pulick              MPULICK             Patrick Foley   PFOLEY
                              13-0933-PNET(T)
J077           5100           13-0970-PNET(C)     Gary Vrsek               GVRSEK              Patrick Foley   PFOLEY
                              13-0933-PNET(T)
J101           5100           13-0970-PNET(C)     PAUL WEATHERILL          RMUNSON             Patrick Foley   PFOLEY
J401           5100           13-0970-PNET        Andy Acho                AACHO               Mary Jo Brant   MBRANT
J420-J422      5100           13-0970-PNET        Tim O'Brien              TOBRIEN             Mary Jo Brant   MBRANT

J432           5100           13-0970-PNET        Jim McErlain             JMCERLAI            Mary Jo Brant   MBRANT
J440-J442,
J446-J449      5100           13-0970-PNET        Elisa Crosby             ECROSBY             Mary Jo Brant   MBRANT
J443           5100           13-0970-PNET        Elisa Crosby             ECROSBY             Mary Jo Brant   MBRANT
J444           5100           13-0970-PNET        L.G. Kerrigan            LKERRIGA            Mary Jo Brant   MBRANT
J445,J448,J488 5100           13-0970-PNET        L.G. Kerrigan            LKERRIGA            Mary Jo Brant   MBRANT

                              13-0970-PNET        R.H. Munson              RMUNSON
J600           5100           25A-2744-PNET       Mary Combee              MCOMBEE             Mary Jo Brant   MBRANT


Dept                        HR                HR
 #                         Name            Profs ID               Activity                                   Mailbox
-----------------------------------------------------------------------------------------------------------------------
                     Sandy Fatt          SFATT(T)
N3460C               Linda Columbus      LCOLUMB2(C)         Facilities, Materials, Services & Purchasing      PNETFMSP
                     Sandy Fatt          SFATT(T)
N3470                Linda Columbus      LCOLUMB2(C)         Facilities, Materials, Services & Purchasing      PNETFMSP
                     Sandy Fatt          SFATT(T)
N3480                Linda Columbus      LCOLUMB2(C)         Facilities, Materials, Services & Purchasing      PNETFMSP
                     Sandy Fatt          SFATT(T)
N3481                Linda Columbus      LCOLUMB2(C)         Facilities, Materials, Services & Purchasing      PNETFMSP
                     Ingrid Butler       IBUTLER
4097                 Frank Sudmeier      FSUDMEIE            ATEO MFG. Engineering                             PNETPTO
B8XX                 Michael Schulhoff   MSCHULHO            APO - Chassis                                     PNETPTO

D400-D593            Scott Laing         SLAING              Electrical & Feul Handling Division               PNETEFHD
                     Bob Dawson          RDAWSON3(T)
J000,J101            Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
                     Bob Dawson          RDAWSON3(T)
J005,J050-J057       Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
                     Bob Dawson          RDAWSON3(T)
J006                 Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
                     Bob Dawson          RDAWSON3(T)
J008                 Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
                     Bob Dawson          RDAWSON3(T)
J008                 Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
                     Bob Dawson          RDAWSON3(T)
J009-J011            Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
                     Bob Dawson          RDAWSON3(T)
J040                 Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
                     Bob Dawson          RDAWSON3(T)
J041                 Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
                     Bob Dawson          RDAWSON3(T)
J044                 Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
                     Bob Dawson          RDAWSON3(T)
J046                 Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
                     Bob Dawson          RDAWSON3(T)
J051                 Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
                     Bob Dawson          RDAWSON3(T)
J058                 Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
                     Bob Dawson          RDAWSON3(T)
J060                 Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
                     Bob Dawson          RDAWSON3(T)
J063                 Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
                     Bob Dawson          RDAWSON3(T)
J066                 Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
                     Bob Dawson          RDAWSON3(T)
J070                 Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
                     Bob Dawson          RDAWSON3(T)
J071                 Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
                     Bob Dawson          RDAWSON3(T)
                     Bob Dawson          RDAWSON3(T)
J072                 Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
J073                 Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
                     Bob Dawson          RDAWSON3(T)
J077                 Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
                     Bob Dawson          RDAWSON3(T)
J101                 Julie Wilkinson     JWILKIN3(C)         Scientific Research Labs                          PNETFAO
J401                      TBD                 TBD            Environmental & Safety Engineering                PNETFAO
J420-J422                 TBD                 TBD            Environmental & Safety Engineering                PNETFAO
                     Bob Dawson          RDAWSON3            Environmental & Safety Engineering - Truck
J432                 Julie Wilkinson(B/U)JWILKIN3            & Large/Lux Homologation                          PNETFAO
J440-J442,
J446-J449            Bob Dawson          RDAWSON3            Environmental & Safety Engineering                PNETFAO
J443                      TBD                 TBD            Environmental & Safety Engineering                PNETFAO
J444                      TBD                 TBD            Environmental & Safety Engineering                PNETFAO
J445,J448,J488            TBD                 TBD            Environmental & Safety Engineering                PNETFAO
                     Bob Dawson          RDAWSON3(T)
J600                 Julie Wilkinson     JWILKIN3(C)         Environmental & Safety Engineering                PNETFAO


                                   14 OF 38

                          ALL APPROVERS FOR PEOPLENET

      DEPT.        OPS     ACCOUNT                REQUISITIONER          REQUISITIONER          FINANCE            FINANCE
         #         LOC     CHARGE                     NAME                  PROFS ID              NAME            PROFS ID
                           [AIS] CODE*
---------------------------------------------------------------------------------------------------------------------------
J601               5100    13-0970-PNET    R. H. Munson               RMUNSON
                           25A-2744-PNET   Mary Combee                MCOMBEE             Mary Jo Brant       MBRANT

                           13-0970-PNET    R. H. Munson               RMUNSON             Mary Jo Brant       MBRANT
J602               5100    25A-2744-PNET   Mary Combee                MCOMBEE             Mary Jo Brant       MBRANT

                           13-0970-PNET    R. H. Munson               RMUNSON
J603               5100    25A-2744-PNET   Mary Combee                MCOMBEE             Mary Jo Brant       MBRANT
J731               5100    13-0970-PNET    Jim Gallas                 JGALLAS             Mary Jo Brant       MBRANT
N100               5100          TBD       TBD                        TBD                 Don Fleeman         DFLEEMAN
N111               5100          TBD       Jerry Klarr                GKLARR              Don Fleeman         DFLEEMAN
N120               5100          TBD       Tom Logar                  TLOGAR              Don Fleeman         DFLEEMAN
N131               5100          TBD       TBD                        JJONES1             Don Fleeman         DFLEEMAN
                                                                                          James Simpson       JSIMPSO3
N132               5100          TBD       Harold Lowman              HLOWMAN             Mark Bugajski       MBUGAJSK
N220               5100          TBD       Jim Howell                 JHOWELL2            John Sample         JSAMPLE
N250               5100          TBD       Tony Ockelford             TOCKELFORD          Tony Simari         ASIMARI
N260               5100          TBD       Manfred Koenigs            MKOENIGS            John Sample         JSAMPLE
N270               5100          TBD       TBD                        TBD                 John Sample         JSAMPLE
                                           John Baxter                JBAXTER1
N400-N404          5100          TBD       Pat Daum                   PDAUM1              Mukund Acharya      MACHARYA
N405               5100          TBD       Rom Sriraman               RSIRIMA             TBD                 TBD
N406               5100          TBD       David Yun                  DYUN                John Sample         JSAMPLE
N410               5100          TBD       Frank Fsadni               FFSADNI             John Sample         JSAMPLE
N411               5100          TBD       Les Ryder                  LRYDER              John Sample         JSAMPLE
N412               5100          TBD       B. Osborne                 WOSBORNE            John Sample         JSAMPLE
N413               5100          TBD       J. Allman                  JALLMAN             John Sample         JSAMPLE
N414               5100          TBD       Ken Klostrmeyer            KKLOSTER            John Sample         JSAMPLE
N415               5100          TBD       P. Dowding                 PDOWDING            John Sample         JSAMPLE
N416               5100          TBD       L.M. Retallack             LRETALLA            John Sample         JSAMPLE
N417               5100          TBD       Jack Burnett               JBURNET1            John Sample         JSAMPLE
N419               5100          TBD       TBD                        TBD                 TBD                 TBD
N420               5100          TBD       Phil Lake                  PLAKE1              John Sample         JSAMPLE
N430               5100          TBD       Mike Suter                 MSUTER              John Sample         JSAMPLE
N440               5100          TBD       Vince Fyle                 VFYIE               Mukund Acharya      MACHARYA
N450               5100          TBD       Ed Sventics                ESVENTIC            James Simpson       JSIMPSO3
N460-N463          5100          TBD       Ron Denton                 RDENTON             John Sample         JSAMPLE
N470               5100          TBD       John Lombard               JLOMBARD            Mike Schmidt        MSCHIMD1
N471               5100          TBD       Dennis Schuetzler          DDSCHUETZ           Mike Schmidt        MSCHIMD1
N472               5100          TBD       Mike Hofman                MHOFMAN             Mike Schmidt        MSCHIMD1
N473               5100          TBD       Bill Valade                WVALADE             James Simpson       JSIMPSO3
N474               5100          TBD       Dan Kapp                   DKAPP1              James Simpson       JSIMPSO3
N480               5100          TBD       Robert Murphy              BMURPH13            John Kritzman       JKRITZMA
N500               5100          TBD       Arland Phelps              APHELPS1            John Kritzman       JKRITZMA
N510               5100    13-0933-PNET    Keith Soubel               KSOUBEL             John Kritzman       JKRITZMA
N511               5100    13-0933-PNET    Allen Ackerman             AACKERM1            John Kritzman       JKRITZMA
N513               5100    13-0933-PNET    Bob Fascetti               BFASCETT            John Kritzman       JKRITZMA
N514               5100    TBD             TBD                        TBD                 TBD                 TBD
                                                                                          Clyde Ghee          CGHEE
N600               5100    13-0933-PNET    Gordon Willis              GWILLIS1            Larry Cupp          LCUPP
                                                                                          Clyde Ghee          CGHEE
N601               5100    13-0933-PNET    TBD                        TBD                 Larry Cupp          LCUPP
                                                                                          Clyde Ghee          CGHEE
N605               5100    13-0933-PNET    Angelo Guido               AGUIDO              Larry Cupp          LCUPP
                                                                                          Clyde Ghee          CGHEE
N606               5100    13-0933-PNET    Marilyn Stroven            MSTROVEN            Larry Cupp          LCUPP
                                                                                          Clyde Ghee          CGHEE
N607               5100    13-0933-PNET    TBD                        TBD                 Larry Cupp          LCUPP
                                           Prasad Ramakrishnan        PRAMAKRI            Clyde Ghee          CGHEE
N608               5100    13-0933-PNET                                                   Larry Cupp          LCUPP
                                                                                          Clyde Ghee          CGHEE
N609               5100    13-0933-PNET    Ken Walega                 KAALEGA             Larry Cupp          LCUPP
                                                                                          Clyde Ghee          CGHEE
N610, N611         5100    13-0933-PNET    Karl Borneman              KBORNEMA            Larry Cupp          LCUPP
                                                                                          Clyde Ghee          CGHEE
N612               5100    13-0933-PNET    TBD                        TBD                 Larry Cupp          LCUPP



      DEPT.                 HR               HR                         ACTIVITY                 MAILBOX
         #                 NAME           PROFS ID
----------------------------------------------------------------------------------------------------------
J601                Bob Dawson        RDAWSON3 (T)
                    Julie Wilkinson   JWILKIN3 (C)     Environmental & Safety Engineering        PNETFAO

                    Bob Dawson        RDAWSON3 (T)
J602                Julie Wilkinson   JWILKIN3 (C)     Environmental & Safety Engineering        PNETFAO

                    Bob Dawson        RDAWSON3 (T)
J603                Julie Wilkinson   JWILKIN3 (C)     Environmental & Safety Engineering        PNETFAO
J731                Julie Wilkinson   JWILKIN3 (C)                                               PNETFAO
N100                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N111                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N120                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N131                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO

N132                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N220                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N250                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N260                TBD               TBD              Powertrain Operations                     PNETPTO
N270                TBD               TBD              Powertrain Operations                     PNETPTO

N400-N404           Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N405                TBD               TBD              Powertrain Operations                     PNETPTO
N406                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N410                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N411                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N412                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N413                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N414                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N415                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N416                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N417                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N418                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N419                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N420                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N430                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N440                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N450                Bud Dengel        BDENGEL          Powertrain Operations (POEE)              PNETPTO
N460-N463           Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N470                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N471                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N472                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N473                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N480                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N480                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N510                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N511                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N513                Bud Dengel        BDENGEL          Powertrain Operations                     PNETPTO
N514                TBD               TBD              Powertrain Operations                     PNETPTO

N600                Melvin Boatner    MBOATNER         Powertrain Operations                     PNETPTO

N601                Melvin Boatner    MBOATNER         Powertrain Operations                     PNETPTO

N605                Melvin Boatner    MBOATNER         Powertrain Operations                     PNETPTO

N606                Melvin Boatner    MBOATNER         Powertrain Operations                     PNETPTO

N607                Melvin Boatner    MBOATNER         Powertrain Operations                     PNETPTO

N608                Melvin Boatner    MBOATNER         Powertrain Operations                     PNETPTO

N609                Melvin Boatner    MBOATNER         Powertrain Operations                     PNETPTO

N610, N611          Melvin Boatner    MBOATNER         Powertrain Operations                     PNETPTO

N612                Melvin Boatner    MBOATNER         Powertrain Operations                      PNETPTO


                                   15 OF 38

                          ALL APPROVERS FOR PEOPLENET

                       ACCOUNT
DEPT.          OPS     CHARGE           REQUISITIONER     REQUISITIONER     FINANCE            FINANCE          HR           HR
 #             LOC   (AIS) CODE*            NAME             PROFS ID        NAME              PROFS ID        NAME       PROFS ID
-----------------------------------------------------------------------------------------------------------------------------------

                                                                            Clyda Ghee         CGHEE
N613           5100  13-0933-PNET           TBD               TBD           Larry Cupp         LCUPP     Melvin Boatner    MBOATNER
                                                                            Clyda Ghee         CGHEE
N614           5100  13-0933-PNET           TBD               TBD           Larry Cupp         LCUPP     Melvin Boatner    MBOATNER
                                            Bob Makie         RMAKIE        Clyda Ghee         CGHEE
N615           5100  13-0933-PNET           Charlie Casgrain  CGASGRAI      Larry Cupp         LCUPP     Melvin Boatner    MBOATNER
                                                                            Clyda Ghee         CGHEE
N616           5100  13-0933-PNET           Bob Makie         RMAKIE        Larry Cupp         LCUPP     Melvin Boatner    MBOATNER
                                                                            Clyda Ghee         CGHEE
N618           5100  13-0933-PNET           Dennis Manchester DMANCHES      Larry Cupp         LCUPP     Bill Cooley       WCOOLEY
                                                                            Clyda Ghee         CGHEE
N619           5100  13-0933-PNET           Bruce Mumbrue     BMUMBRUE      Larry Cupp         LCUPP     Bill Cooley       WCOOLEY
                                            Frank Casimir     FCASIMIR      Clyda Ghee         CGHEE
N620           5100  13-0933-PNET           Bob Reynolds      RREYNOLD      Larry Cupp         LCUPP     Melvin Boatner    MBOATNER
                                                                            Clyda Ghee         CGHEE
N621           5100  13-0933-PNET           Bob Reynolds      RREYNOLD      Larry Cupp         LCUPP     Melvin Boatner    MBOATNER
                                                                            Clyda Ghee         CGHEE
N623           5100  13-0933-PNET           Bob Reynolds      RREYNOLD      Larry Cupp         LCUPP     Melvin Boatner    MBOATNER
                                                                            Clyda Ghee         CGHEE
N625           5100      TBD                Bob Reynolds      RREYNOLD      Larry Cupp         LCUPP          TBD             TBD
                                            Dave Brown        DBROWN12      Clyda Ghee         CGHEE
N630           5100  13-0933-PNET           David Dreyer      DDREYER       Larry Cupp         LCUPP     Melvin Boatner    MBOATNER
                                                                            Clyda Ghee         CGHEE
N631           5100  13-0933-PNET           Dave Brown        DBROWN12      Larry Cupp         LCUPP     Melvin Boatner    MBOATNER
                                                                            Clyda Ghee         CGHEE
N635           5100  13-0933-PNET           Ernie Devincent    EDEVINCE     Larry Cupp         LCUPP     Melvin Boatner    MBOATNER
                                                                            Clyda Ghee         CGHEE
N640, N641     5100  13-0933-PNET           Paul Troy         PTROY         Larry Cupp         LCUPP     Melvin Boatner    MBOATNER
                                                                            Clyda Ghee         CGHEE
N645           5100  13-0933-PNET           Dan Hiddebrand    DHILDEBR      Larry Cupp         LCUPP     Melvin Boatner    MBOATNER
                                                                            Clyda Ghee         CGHEE
N647           5100  13-0933-PNET           Phil Guys         PGUYS         Larry Cupp         LCUPP     Melvin Boatner    MBOATNER
                                                                            Clyda Ghee         CGHEE
N650, N652     5100  13-0933-PNET           Larry McKinnis    LMCKINNIS     Larry Cupp         LCUPP     Melvin Boatner    MBOATNER
T100           5100  13-0933-PNET           Neil Ressler      NRESSLER      Bill Keesor        WKESSOR   Paulette Moreno   PMORENO
                                            Neil Ressler      NRESSLER
T101           5100  13-0933-PNET           Gary Markwardt    GMARKWAR      Roger Goldbaum     RGOLDBAU  Paulette Moreno   PMORENO
                                            Roscoe Nash       RNASH1
T110           5100  13-0933-PNET           Neil Ressler      NRESSLER      Nell Martin        NMARTIN2  Paulette Moreno   PMORENO
                                            Ron Quaglia       RQUAGLIA
T111           5100  13-0933-PNET           Neil Ressler      NRESSLER      Nell Martin        NMARTIN2  Paulette Moreno   PMORENO
                                            Dan Zablocki       DZABLOCK
T112           5100  13-0933-PNET           Neil Ressler      NRESSLER      Nell Martin        NMARTIN2  Paulette Moreno   PMORENO
                                            Larry Moriarty    LMORIART
T113           5100  13-0933-PNET           Neil Ressler      NRESSLER      Nell Martin        NMARTIN2  Paulette Moreno   PMORENO
                                            Terry Cupp        TCUPP
T114           5100  13-0933-PNET           Neil Ressler      NRESSLER      Nell Martin        NMARTIN2  Paulette Moreno   PMORENO
                                            Neil Ressler      NRESSLER
T120           5100  13-0933-PNET           John LaFond       JLAFOND       Roger Goldbaum     RGOLDBAU  Paulette Moreno   PMORENO
                                            John Coletti      JCOLETTI
T230           5100  13-0933-PNET           Neil Ressler      NRESSLER      Roger Goldbaum     RGOLDBAU  Paulette Moreno   PMORENO
                                                                            Phil Brackel       PBRACKEL
                                                                            (Send to)
T300-T312      5100  13-0933-PNET           Jerry Haycock     GHAYCOCK      Dick Flack (Red
                                                                            From)              RFLACK    Paulette Moreno   PMORENO
                                                                            William Linstruth
                                            Jerry Haycock     GHAYCOCK      (Send to)          WLINSTRU
T320-T326      5100  13-0933-PNET           Jim Auiler        JAUILER       Dick Flack (Red
                                                                            From)              RFLACK    Paulette Moreno   PMORENO
                                            Jerry Haycock     GHAYCOCK      William Linstruth
                                            Jim Auiler        JAUILER       (Send to)          WLINSTRU
T323,T327      5100  13-0933-PNET           Tom Greene        TGREENE       Dick Flack (Red
                                                                            From)              RFLACK    Paulette Moreno   PMORENO
                                            Jerry Haycock     GHAYCOCK      Phil Brackel       PBRACKEL
                                                                            (Send to)
T340           5100  13-0933-PNET           Dick Tuttle       RTUTTLE       Dick Flack (Red
                                            Jerry Haycock     GHAYCOCK      From)              RFLACK    Paulette Moreno   PMORENO
                                            Dick Tuttle       RTUTTLE       Phil Brackel       PBRACKEL
                                                                            (Send to)
T341           5100  13-0933-PNET           Ed Gibbons        EBIBBONS      Dick Flack (Red
                                                                            From)              RFLACK    Paulette Moreno   PMORENO
                                            Jerry Haycock     GHAYCOCK
                                            Dick Tuttle       RTUTTLE       Phil Brackel       PBRACKEL
                                                                            (Send to)
T342           5100  13-0933-PNET           David Nelson      DNELSON1      Dick Flack (Red
                                                                            From)              RFLACK    Paulette Moreno   PMORENO





DEPT.
 #                    ACTIVITY                                         MAILBOX
-----------------------------------------------------------------------------------------


N613               Powertrain Operations                                PNETPTO

N614               Powertrain Operations                                PNETPTO

N615               Powertrain Operations                                PNETPTO

N616               Powertrain Operations                                PNETPTO

N618               Powertrain Operations                                PNETPTO

N619               Powertrain Operations                                PNETPTO

N620               Powertrain Operations                                PNETPTO

N621               Powertrain Operations                                PNETPTO

N623               Powertrain Operations                                PNETPTO

N625               Powertrain Operations                                PNETPTO

N630               Powertrain Operations                                PNETPTO

N631               Powertrain Operations                                PNETPTO

N635               Powertrain Operations                                PNETPTO

N640, N641         Powertrain Operations                                PNETPTO

N645               Powertrain Operations                                PNETPTO

N647               Powertrain Operations                                PNETPTO

N650, N652         Powertrain Operations                                PNETPTO
T100               Advanced Vehicle Tech.                               PNETAVT

T101               Advanced Vehicle Tech.                               PNETAVT

T110               Advanced Vehicle Tech.                               PNETAVT

T111               Advanced Vehicle Tech.                               PNETAVT

T112               Advanced Vehicle Tech.                               PNETAVT

T113               Advanced Vehicle Tech.                               PNETAVT

T114               Advanced Vehicle Tech.                               PNETAVT

T120               Advanced Vehicle Tech.                               PNETAVT

T230               Advanced Vehicle Tech.                               PNETAVT


T300-T312          Advanced Vehicle Tech.                               PNETAVT


T320-T326          Advanced Vehicle Tech.                               PNETAVT


T323,T327          Advanced Vehicle Tech. (GTO/Livonia)                 PNETAVT

T340               Advanced Vehicle Tech.                               PNETAVT



T341               Advanced Vehicle Tech.                               PNETAVT


T342               Advanced Vehicle Tech.                               PNETAVT


                             ACCOUNT
 DEPT        OPS             CHARGE         REGISTRATIONER    REGISTRATIONER         FINANCE             FINANCE
  #          LOC           (AIS) CODE           NAME            PROFS ID              NAME               PROFS ID
---------------------------------------------------------------------------------------------------------------------
                                             Jerry Haycock     GHAYCOCK
T350         5100         13-0933-PNET       Pat Daum          PDAUM          Phil Brackel (Send To)    PBRACKEL
                                             Jerry Haycock     GHAYCOCK       Dick Flack (Rec From)     RFLACK
T360         5100         13-0933-PNET       Bob Vrooman       RVROOMA        Phil Brackel (Send To)    PBRACKEL
                                             Jerry Haycock     GHAYCOCK       Dick Flack (Rec From)     RFLACK
                                             Bob Vrooman       RVROOMA
                                             Neil Montague     NMONTAG1
T361         5100         13-0933-PNET       Hunter Tierman    HTIERMAN       Phil Brackel (Send To)    PBRACKEL
                                             Jerry Haycock     GHAYCOCK       Dick Flack (Rec From)     RFLACK
                                             Bob Vrooman       RVROOMAN
T362         5100         13-0933-PNET       Mohammed Khan     MKHAN          Phil Brackel (Send To)    PBRACKEL
                                             Jerry Haycock     GHAYCOCK       Dick Flack (Rec From)     RFLACK
T370         5100         13-0933-PNET       Wally Wade        WWADE          Phil Brackel (Send To)    PBRACKEL
                                             Jerry Haycock     GHAYCOCK       Dick Flack (Rec From)     RFLACK
T380,T385    5100         13-0933-PNET       Jim Clarke        JCLARKE        Phil Brackel (Send To)    PBRACKEL
                                             Jerry Haycock     GHAYCOCK       Dick Flack (Rec From)     RFLACK
                                             Jim Clarke        JCLARKE
T381         5100         13-0933-PNET       Brian Wolfe       BWOLFE         Phil Brackel (Send To)    PBRACKEL
                                             Jerry Haycock     GHAYCOCK       Dick Flack (Rec From)     RFLACK
                                             Jim Clarke        JCLARKE
                                             Ernie DeVincent   EDVINCE
T382         5100         13-0933-PNET       Angelo Guido      AGUIDO         Phil Brackel (Send To)    PBRACKEL
                                             Jerry Haycock     GHAYCOCK       Dick Flack (Rec From)     RFLACK
                                             Jim Clarke        JCLARKE
                                             Larry Ward        LWARD
T383         5100         13-0933-PNET       G. Wright         G. WRIGHT      Phil Brackel (Send To)    PBRACKEL
                                             Jerry Haycock     GHAYCOCK       Dick Flack (Rec From)     RFLACK
                                             Jim Clarke        JCLARKE
T384         5100         13-0933-PNET       Fai Yeung         FYEUNG         Phil Brackel (Send To)    PBRACKEL
                                             Jerry Haycock     GHAYCOCK       Dick Flack (Rec From)     RFLACK
                                             Jim Clarke        JCLARKE
T386         5100         13-0933-PNET       Bernd Wallbrueck  BWALLBR2       Phil Brackel (Send To)    PBRACKEL
                                             Jerry Haycock     GHAYCOCK       Dick Flack (Rec From)     RFLACK
                                             Trevor Rudderham  TRUDDERH
T390         5100         13-0933-PNET       Doug Szoppo       DSZOPO         Phil Brackel (Send To)    PBRACKEL
                                             Jerry Haycock     GHAYCOCK       Dick Flack (Rec From)     RFLACK
                                             Trevor Rudderham  TRUDDERH
T391         5100         13-0933-PNET       Dave Meyers       DMEYERS        Phil Brackel (Send To)    PBRACKEL
                                             Jerry Haycock     GHAYCOCK       Dick Flack (Rec From)     RFLACK
                                             Trevor Rudderham  TRUDDERH
T392         5100         13-0933-PNET       D. Nelson         D. NELSON      Phil Brackel (Send To)    PBRACKEL
                                             Jerry Haycock     GHAYCOCK       Dick Flack (Rec From)     RFLACK
T393-7396    5100         13-0933-PNET       Trevor Rudderham  TRUDDERH       Phil Brackel (Send To)    PBRACKEL
                                             Jerry Haycock     GHAYCOCK       Dick Flack (Rec From)     RFLACK
                                             Trevor Rudderham  TRUDDERH
T395         5100         13-0933-PNET       Barb Samardzich   BSAMARDZ       Len Sankjewicz (Send To)  LSANKIEW
                                             Jerry Haycock     GHAYCOCK       Dick Flack (Rec From)     RFLACK
                                             Trevor Rudderham  TRUDDERH       Len Sankjewicz (Send To)  LSANKIEW
T397         5100         13-0933-PNET       Kenna Kintrea     KKINTREA       Dick Flack (Rec From)     RFLACK
T400         5100         13-0933-PNET       Prabhaker Patil   PPATIL1        Kathleen Rentz            KRENTZ
                                             Sam Cole          SCOLE1
T401         5100         13-0933-PNET       Prabhaker Patil   PPATIL1        Kathleen Rentz            KRENTZ
                                             Prabhaker  Patil  PPATIL1
T401-T407    5100         13-0933-PNET       D. Goel           D.GOEL         Kathleen Rentz            KRENTZ
                                             Prabhaker Patil   PPATIL1
T403         5100         13-0933-PNET       Rick Breitzman    RBREITZM       Kathleen Rentz            KRENTZ
                                             Prabhaker Patil   PPATIL1
T404         5100         13-0933-PNET       Ken Khangura      KKHANGU1       Kathleen Rentz            KRENTZ
                                             Prabhaker Patil   PPATIL1
T405         5100         13-0933-PNET       P. Patil          PPATIL1        Kathleen Rentz            KRENTZ
                                             Prabhaker Patil   PPATIL1
T406         5100         13-0933-PNET       H. Ficher         HFISCHE2       Kathleen Rentz            KRENTZ
                                             Prabhaker Patil   PPATIL1
T408         5100         13-0933-PNET       Paul Duffy        PDUFFY         Kathleen Rentz            KRENTZ
                                             Prabhaker Patil   PPATIL1
T409         5100         13-0933-PNET       Dave MacNamara    DMCNAMAR       Kathleen Rentz            KRENTZ
                                             Prabhaker Patil   PPATIL1
T410         5100         13-0933-PNET       T. Donovan        TDONOVAN       Kathleen Rentz            KRENTZ


 DEPT              HR          HR                ACTIVITY                      MAILBOX
  #               NAME        PROFS
----------------------------------------------------------------------------------------
T350        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T360        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T361        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T362        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T370        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T380,T385   Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T381        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T382        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T383        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T384        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T386        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T390        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T391        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T392        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T393-7396   Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T395        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T397        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT
T400        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T401        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T401-T407   Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T403        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T404        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T405        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T406        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T408        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T409        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT

T410        Paulette Moreno  PMORENO*      Advanced Vehicle Tech.              PNETAVT





                                   17 OF 38

                          ACCOUNT
DEPT.           OPS       CHARGE        REQUISITIONER     REQUISITIONER     FINANCE            FINANCE
 #              LOC     (AIS) CODE*         NAME            PROFS ID         NAME              PROFS ID
----------------------------------------------------------------------------------------------------------
                                        Prabhakar Patil     PPATIL1
T411            5100    13-0933-PNET    H. Welfers          HWELFER3   Kathleen Rentz           KRENTZ
                                                                       Doug Larabell (Send
                                                                       To)
                                                                       David McManamy (Reo      DLARABEL
T500            5100    13-0933-PNET    Chris Magee         CMAGEE     From)                    DMCMANAM
                                                                       Doug Larabell (Send
                                                                       To)
                                        Bill Sears                     David McManamy (Reo      DLARABEL
T501            5100    13-0933-PNET    Chris Magee         BSEARS     From)                    DMCMANAM
                                                                       Jack Dempsey (Send
                                                                       To)
                                                                       David McManamy (Reo      JDEMPSEY
T502            5100    13-0933-PNET    Wayne Hamann        WHAMANN    From)                    DMCMANAM
                                                                       Jack Dempsey (Send
                                                                       To)
                                        James Cheng         JCHENG     David McManamy (Reo      JDEMPSEY
T503            5100    13-0933-PNET    Wayne Hamann        WHAMANN    From)                    DMCMANAM
                                                                       Jack Dempsey (Send
                                        Joe Dorenbaum       JDORENBA   To)
                                        Wayne Hamann        WHAMANN    David McManamy (Reo      JDEMPSEY
T504            5100    13-0933-PNET    Dave Segal          DSEGAL     From)                    DMCMANAM
                                                                       Jack Dempsey (Send
                                                                       To)
                                        Wayne Hamann        WHAMANN    David McManamy (Reo      JDEMPSEY
T505            5100    13-0933-PNET    Ali Jammoul         AJAMMOUL   From)                    DMCMANAM
                                                                       Jack Dempsey (Send
                                                                       To)
                                        Dan Arbitter        DARBITTE   David McManamy (Reo      JDEMPSEY
T506            5100    13-0933-PNET    Wayne Hamann        WHAMANN    From)                    DMCMANAM
                                                                       Jack Dempsey (Send
                                                                       To)
                                        Wayne Hamann        WHAMANN    David McManamy (Reo      JDEMPSEY
T507            5100    13-0933-PNET    Tom Walsh           TWALSH     From)                    DMCMANAM
                                                                       Jack Dempsey (Send
                                                                       To)
                                        Mike Rao            MRAO       David McManamy (Reo      JDEMPSEY
T508            5100    13-0933-PNET    Wayne Hamann        WHAMANN    From                     DMCMANAM
                                                                       Jack Dempsey (Send
                                                                       To)
                                        Dave Flanigan       DFLANIGA   David McManamy (Reo      JDEMPSEY
T509            5100    13-0933-PNET    Wayne Hamann        WHAMANN    From                     DMCMANAM
                                                                       Jack Dempsey (Send
                                        Wayne Hamann        WHAMANN    To)
                                        Randy Visintainer   RVISINTA   David McManamy (Reo      JDEMPSEY
T511            5100    13-0933-PNET    Dave Rohweder       DROHWEDE   From                     DMCMANAM
                                                                       Doug Larabell (Send
                                                                       To)
                                        Bill Stuel          WSTUEF     David McManamy (Reo      DLARABEL
T513            5100    13-0933-PNET    Cheryl Alman        ACALMAN    From)                    DMCMANAM
                                                                       Doug Larabell (Send
                                                                       To)
                                                                       David McManamy (Reo      DLARABEL
T515            5100    13-0933-PNET    Bob Himes           BHIMES     From                     DMCMANAM
                                                                       Doug Larabell (Send
                                                                       To)
                                                                       David McManamy (Reo      DLARABEL
T519            5100    13-0933-PNET    Wolfgang Kahlmeier  WKAHLMEI   From                     DMCMANAM
                                                                       Doug Larabell (Send
                                                                       To)
                                                                       David McManamy (Reo      DLARABEL
T520,T529       5100    13-0933-PNET    Joe Sparks          JSPARKS    From                     DMCMANAM
                                                                       Doug Larabell (Send
                                                                       To)
                                                                       David McManamy (Reo      DLARABEL
T521            5100    13-0933-PNET    Bill Quinlan        WQUINLAN   From                     DMCMANAM


DEPT.                 HR                  HR
 #                   NAME              PROFS ID            ACTIVITY                MAILBOX
-------------------------------------------------------------------------------------------

T411            Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT



T500            Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT



T501            Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT



T502            Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT



T503            Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT


T504            Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT



T505            Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT



T506            Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT



T507            Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT



T508            Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT



T509            Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT



T511            Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT



T513            Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT



T515            Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT



T519            Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT



T520,T529       Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT



T521            Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT



                                   18 of 38

                      ACCOUNT
DEPT.     OPS         CHARGE          REQUISITIONER    REQUISITIONER     FINANCE                FINANCE
 #        LOC       (ATS) CODE*           NAME           PROFS ID         NAME                 PROFS ID
----------------------------------------------------------------------------------------------------------
                                                                       Jack Dempsey (Send
                                                                       To)
                                                                       David McManamy (Reo      JDEMPSEY
T522      5100      13-0933-PNET        Tom Smart           TSMART     From)                    DMCMANAM
                                                                       Doug Larabell (Send
                                                                       To)
                                                                       David McManamy (Reo      JDEMPSEY
T523      5100      13-0933-PNET        Tom Sweder          TSWEDER    From)                    DMCMANAM
                                                                       Doug Larabell (Send
                                                                       To)
                                                                       David McManamy (Reo      DLARABEL
T525      5100      13-0933-PNET        Tom Lahvic          TLAHVIC    From)                    DMCMANAM
                                                                       Doug Larabell (Send
                                                                       To)
                                                                       David McManamy (Reo      DLARABEL
T526      5100      13-0933-PNET        Mike Haffey         MHAFFEY    From)                    DMCMANAM
                                                                       Doug Larabell (Send
                                                                       To)
                                                                       David McManamy (Reo      DLARABEL
T528      5100      13-0933-PNET        Gary Boes           GBOES      From)                    DMCMANAM
                                                                       Bob Sneed (Send To)
                                                                       David McManamy (Reo      BSNEED
T540      5100      13-0933-PNET        Brian Geraghty      BGERAGHT   From)                    DMCMANAM
                                                                       Jerry Suggs (Send To)
                                                                       David McManamy (Reo      JSUGGS
T550      5100      13-0933-PNET        Dennis Sopko        DSOPKO     From)                    DMCMANAM
                                                                       Jerry Suggs (Send To)
                                        Dennis Sopko        DSOPKO     David McManamy (Reo      JSUGGS
T551      5100      13-0933-PNET        Jim Boland          JBOLAND1   From)                    DMCMANAM
                                                                       Jerry Suggs (Send To)
                                        Dennis Sopko        DSOPKO     David McManamy (Reo      JSUGGS
T552      5100      13-0933-PNET        Tom Hrynik          THRYNIK    From)                    DMCMANAM
                                                                       Jerry Suggs (Send To)
                                        Dennis Sopko        DSOPKO     David McManamy (Reo      JSUGGS
T553      5100      13-0933-PNET        Gary Wight          GWIGHT     From)                    DMCMANAM
                                                                       Jerry Suggs (Send To)
                                        Dennis Sopko        DSOPLO     David McManamy (Reo      JSUGGS
T554      5100      13-0933-PNET        Glenn Vengeldren    GVANGELD   From)                    DMCMANAM
                                                                       Jerry Suggs (Send To)
                                        Dennis Sopko        DSOPLO     David McManamy (Reo      JSUGGS
T555      5100      13-0933-PNET        Peter Kantz         PKANTZ     From)                    DMCMANAM
                                                                       Jerry Suggs (Send To)
                                        Dennis Sopko        DSOPKO     David McManamy (Reo      JSUGGS
T556      5100      13-0933-PNET        Bob Pazdziez        RPAZDZIE   From)                    DMCMANAM
                                                                       Bob Sneed (Send To)
                                                                       David McManamy (Reo      BSNEED
T560      5100      13-0933-PNET        Ed Jones            BJONES5    From)                    DMCMANAM
                                                                       Bob Sneed (Send To)
T561-                                   Ed Jones            BJONES5    David McManamy (Reo      BSNEED
T562      5100      13-0933-PNET        Bruce Lapinski      BLAPINSK   From)                    DMCMANAM
                                                                       Bob Sneed (Send To)
                                        Ed Jones            BJONES5    David McManamy (Reo      BSNEED
T563      5100      13-0933-PNET        Jim Attama          JATITTAM   From)                    DMCMANAM
                                                                       Jerry Suggs (Send To)
                                                                       David McManamy (Reo      JSUGGS
T580      5100      13-0933-PNET        Paul Ashburn        PASHBURN   From)                    DMCMANAM
                                                                       Jerry Suggs (Send To)
                                        Paul Ashburn        PASHBURN   David McManamy (Reo      JSUGGS
T581      5100      13-0933-PNET        Manfred Rumpel      MRUMPEL    From)                    DMCMANAM
                                                                       Jerry Suggs (Send To)
                                        Paul Ashburn        PASHBURN   David McManamy (Reo      JSUGGS
T582      5100      13-0933-PNET        Ulrich Eichhom      UEICHHO1   From)                    DMCMANAM
                                                                       Jerry Suggs (Send To)
                                        Paul Ashburn        PASHBURN   David McManamy (Reo      JSUGGS
T583      5100      13-0933-PNET        Mike Soltis         MSOLTIS    From)                    DMCMANAM
                                                                       Jerry Suggs (Send To)
                                        Paul Ashburn        PASHBURN   David McManamy (Reo      JSUGGS
T584      5100      13-0933-PNET        Len Brown           LBROWN     From)                    DMCMANAM



DEPT.           HR                 HR
 #             NAME              PROFS ID            ACTIVITY                MAILBOX
-------------------------------------------------------------------------------------

T522      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT


T523      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT


T525      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT


T526      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT


T528      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT


T540      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT


T550      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT


T551      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT


T552      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT


T553      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT


T554      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT


T555      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT


T556      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT


T560      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT

T561-
T562      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT


T563      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT

T580      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT


T581      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT


T582      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT


T583      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT


T584      Paulette Moreno        PMORENO        Advanced Vehicle Tech.        PNETAVT



                                   19 OF 38

                          ALL APPROVERS FOR PEOPLENET

                        ACCOUNT
DEPT.     OPS           CHARGE        REQUISITIONER        REQUISITIONER        FINANCE             FINANCE
 #        LOC         (AIS) CODE*         NAME               PROFS ID            NAME               PROFS ID
-------------------------------------------------------------------------------------------------------------
                                                                           Jerry Suggs (Send To)
                                      Paul Ashburn          PASHBURN       David McManamy (Reo      JSUGGS
T585      5100      13-0933-PNET      Steve Marulis         SMARULIS       From)                    DMCMANAM

T600's    5100      13-0933-PNET      A. Iaconell1          AIACONE1       John Clayton             JCLAYTON

T601      5100      13-0933-PNET      Paul Brey             PBREY          John Clayton             JCLAYTON

T607      5100      13-0933-PNET      Bruce Ferns           BFERNS         John Clayton             JCLAYTON

T610      5100      13-0933-PNET      TBD                   TBD            John Clayton             JCLAYTON

T620-                                 Greg Specht           GSPECHT
T626      5100      13-0933-PNET      Vince Fazio           VFAZIO         John Clayton             JCLAYTON

T623-
T649      5100      13-0933-PNET      Vince Fazio           VFAZIO         John Clayton             JCLAYTON

                                      Pin-Pin Tseng         PTSENG
T630      5100      13-0933-PNET      Vince Fazio           VFAZIO         John Clayton             JCLAYTON

                                      P. Tseng              PTSENG
T631      5100      13-0933-PNET      Vince Fazio           VFAZIO         John Clayton             JCLAYTON

T640-                                 Eugene Marquardt      EMARQUAR
T641      5100      13-0933-PNET      Vince Fazio           VFAZIO         John Clayton             JCLAYTON

T650      5100      13-0933-PNET      R. Case                              John Clayton             JCLAYTON

T651      5100      13-0933-PNET      Michael Goemer        MGOEMER        John Clayton             JCLAYTON

T652-
T653      5100      13-0933-PNET      B. Ferns              BFERNS         John Clayton             JCLAYTON

T654      5100      13-0933-PNET      C. Paterson           CPATERSO       John Clayton             JCLAYTON

T655      5100      13-0933-PNET      G. Gaeb               GGAEB1         John Clayton             JCLAYTON

T656      5100      13-0933-PNET      Pete Lawson           PLAWSON        John Clayton             JCLAYTON

T657      5100      13-0933-PNET      John Kilsdonk         JKILSDONK      John Clayton             JCLAYTON

T660      5100      13-0933-PNET      T. Lewis                             John Clayton             JCLAYTON

T661      5100      13-0933-PNET      J. Valentine                         John Clayton             JCLAYTON

T662-
T669      5100      13-0933-PNET      TBD                   TBD            John Clayton             JCLAYTON

T667      5100      13-0933-PNET      R. Campbell                          John Clayton             JCLAYTON

T668      5100      13-0933-PNET      J. Blake                             John Clayton             JCLAYTON

T670-
T679      5100      13-0933-PNET      Bernie Donkerbrook    BDONKERB       John Clayton             JCLAYTON

                                      Gary Witt             GWITT1
T681      5100      13-0933-PNET      Ron Bowersock         RBOWERSO       John Clayton             JCLAYTON

                                      Aung Myint            AMYINT
T682      5100      13-0933-PNET      Ron Bowersock         RBOWERSO       John Clayton             JCLAYTON

                                      Martin Hobart         MHOBART
T683      5100      13-0933-PNET      Ron Bowersock         RBOWERSO       John Clayton             JCLAYTON

                                      B. Ellison
T684      5100      13-0933-PNET      Ron Bowersock         RBOWERSO       John Clayton             JCLAYTON

T685-
T689      5100      13-0933-PNET      Ron Bowersock         RBOWERSO       John Clayton             JCLAYTON

                                      Geoff Jones           GJONES4
T686      5100      13-0933-PNET      Ron Bowersock         RBOWERSO       John Clayton             JCLAYTON

                                      Ken Crosby            KCROSBY
T687      5100      13-0933-PNET      Ron Bowersock         RBOWERSO       John Clayton             JCLAYTON

T690-                                 Dannell Anderson      DANDERSE
T692      5100      13-0933-PNET      Daniel Lymburner      DLYMBURN       John Clayton             JCLAYTON

T693      5100      13-0933-PNET      C. Bunting            CBUNTING       John Clayton             JCLAYTON

T698      5100      13-0933-PNET      J. Klisdork           JKILSDON       John Clayton             JCLAYTON

T700-
T709      5100      13-0933-PNET      Barry Wallman         BWALLMAN       John Clayton             JCLAYTON

T800-
T807      5100      13-0933-PNET      John Wallace          JWALLAC2       Paul Frison              PFRISON

                                      John Wallace          JWALLAC2
T802      5100      13-0933-PNET      Larry Simmering       LSIMMERI       Paul Frison              PFRISON

                                      John Wallace          JWALLAC2
T803      5100      13-0933-PNET      Marlyn Strover        MSTROVEN       Paul Frison              PFRISON

                                      John Wallace          JWALLAC2
T804      5100      13-0933-PNET      Bruce Kopf            BKOPF          Paul Frison              PFRISON

                                      John Wallace          JWALLAC2
T805      5100      13-0933-PNET      Roy Radakovich        RRADAKOV       Paul Frison              PFRISON

                                      John Wallace          JWALLAC2
T806      5100      13-0933-PNET      Mark Mehall           MMEHALL        Paul Frison              PFRISON

                                      John Wallace          JWALLAC2
T808      5100      13-0933-PNET      Marty Friedman        MFRIEDMA       Paul Frison              PFRISON

T809      5100      13-0933-PNET      Chuck Murdock         CMURDOCK       Paul Frison              PFRISON

T900-                                 Neil Ressler          NRESSLER
T904      5100      13-0933-PNET      David Ford            DFORD4         Neil Martin              NMARTIN2

T950-
T999      5100      13-0933-PNET      TBD                   TBD            John Clayton             JCLAYTON

U110-
U119      5100      13-0933-PNET      T. Scott              TSCOTT8        M. Brennan               MBRENNA2

U120-
U124      5100      13-0933-PNET      Gert Hohenester       GHOHENES       M. Brennan               MBRENNA2

U160-
U169      5100      13-0933-PNET      F. Mayhew             FMAYHEW        M. Brennan               MBRENNA2



DEPT.            HR                  HR
 #              NAME              PROFS ID            ACTIVITY                            MAILBOX
--------------------------------------------------------------------------------------------------


T585      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T600's    Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T601      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T607      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T610      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T620-
T626      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T623-
T649      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT


T630      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT


T631      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T640-
T641      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T650      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T651      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T652-
T653      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T654      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T655      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T656      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T657      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T660      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T661      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T662-
T669      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T667      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T668      Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT

T670-     Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T679

          Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T681

          Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T682

          Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T683

          Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T684

T685-     Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T689

          Paulette Moreno        PMORENO        Advanced Vehicle Tech. (GTO/Livonia)       PNETAVT
T686

          Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T687

T690-     Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T692
          Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T693
          Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T698

T700-     Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T709

T800-     Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T807

          Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T802

          Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T803

          Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T804

          Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T805

          Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T806

          Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T808
          Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T809

T900-     Paulette Moreno        PMORENO        Advanced Vehicle Tech.                     PNETAVT
T904

T950-     Paulette Moreno        PMORENO        Corporate Design                           PNETAVT
T999

U110-     Paulette Moreno        PMORENO        Corporate Design                           PNETAVT
U119

U120-     Paulette Moreno        PMORENO        Corporate Design                           PNETAVT
U124

U160-     Paulette Moreno        PMORENO        Corporate Design                           PNETAVT
U169






                                   20 of 38

                          ALL APPROVERS FOR PEOPLENET

                        ACCOUNT
DEPT.     OPS           CHARGE        REQUISITIONER        REQUISITIONER        FINANCE             FINANCE
 #        LOC         (ATS) CODE*         NAME               PROFS ID            NAME               PROFS ID
-------------------------------------------------------------------------------------------------------------
U170-                                 D. Gaffka             DGAFFKA
U179      5100      13-0933-PNET      H. Scharader          HSCHRAD1          M. Brennan            MBRENNA2

U180-                                 G. Haas               GHAAS
U189      5100      13-0933-PNET      R. Aikins             RAIKINS           M. Brennan            MBRENNA2

U190-
U199      5100      13-0933-PNET      M. Finney             MFINNEY1          M. Brennan            MBRENNA2

U200,
U201      5100      13-0933-PNET      M. Vandermolen        MVANDERM          M. Brennan            MBRENNA2

U205-
U209      5100      13-0933-PNET      E. Brayboy            EBRAYBOY          M. Brennan            MBRENNA2

U215-                                 J. Cellars            JCELLARS
U218      5100      13-0933-PNET      D. Emery              DEMERY1           M. Brennan            MBRENNA2

U260,
U270      5100      13-0933-PNET      M. Hornai             MHORNAI           M. Brennan            MBRENNA2

U280      5100      13-0933-PNET      D. Webb               DWEBB7            M. Brennan            MBRENNA2

U290      5100      13-0933-PNET      F. Chrzanowski        FCHRZAN1          M. Brennan            MBRENNA2

1301-               25A-2747-PNET (T) ANY EFHD
1359      0164      25A-2744-PNET (C) EMPLOYEE              N/A               Mike Jankowski        MJANKOWS

O5863     0195      TBD               Ray Pittman           RPITTMAN          Sandy Corcoran        SCORCORA

2425      0200      TBD               Peter Durden          PDURDEN           Gary Trudeau          GTRUDEA1

                                                                              Sandy Corcoran        SCORCORA
2505      0200      TBD               Earl Koops            EKOOPS            Mick Anderson         MANDERS5

2571      0200      TBD               Harry Reed            HREED             James Petch           JPETCH

2572      0200      TBD               R.D. MacDonald        RMACDONA          James Petch           JPETCH

                                      Richard MacDonald     RMACDONA
2573      0200      TBD               James Petch           JPETCH            James Petch           JPETCH

2574      0200      TBD               D.T. Paviat           DPAVIAT           James Petch           JPETCH

2575      0200      TBD               T. Grekowicz          TGREKOWICZ        James Petch           JPETCH

2576      0200      TBD               James Petch           JPETCH            James Petch           JPETCH

2577      0200      TBD               Harry Reed            HREED             James Petch           JPETCH

                                                                              Jim Bosink            JBOSINK
3100      0200      TBD               Hank Lenox            HLENOX            Richard Gurchak       RGURCHAK

                                      Ralph Rappuhn         RRAPPUHN          Jim Bosink            JBOSINK
3121      0200      TBD               Hank Lenox            HLENOX            Richard Gurchak       RGURCHAK

                                      Ralph Rappuhn         RRAPPUHN          Jim Bosink            JBOSINK
3122      0200      TBD               Hank Lenox            HLENOX            Richard Gurchak       RGURCHAK

                                      Malcolm Pratt         MPRATT            Jim Bosink            JBOSINK
3131      0200      TBD               Hank Lenox            HLENOX            Richard Gurchak       RGURCHAK

                                      Steve Weiner          SWEINER           Jim Bosink            JBOSINK
3132      0200      TBD               Hank Lenox            HLENOX            Richard Gurchak       RGURCHAK

                                      Tom Helzerman         THELZER1          Jim Bosink            JBOSINK
3133      0200      TBD               Hank Lenox            HLENOX            Richard Gurchak       RGURCHAK

                                      Werner Harbers        WHARBERS          Jim Bosink            JBOSINK
3134      0200      TBD               Hank Lenox            HLENOX            Richard Gurchak       RGURCHAK

                                      Dave Wood             DWOOD3            Jim Bosink            JBOSINK
3135      0200      TBD               Hank Lenox            HLENOX            Richard Gurchak       RGURCHAK

                                      Ken Kuna              KKUNA             Jim Bosink            JBOSINK
3139      0200      TBD               Hank Lenox            HLENOX            Richard Gurchak       RGURCHAK

                                      Dave Wood             DWOOD3            Jim Bosink            JBOSINK
3143      0200      TBD               Hank Lenox            HLENOX            Richard Gurchak       RGURCHAK

                                      Hank Lenox            HLENOX
                                      Joe Pallischeck       JPALLISC          Richard Gurchak       RGURCHAK
3150      0200      TBD               Lynne Buchholz        LBUCHHOL          Jim Bosink            JBOSINK

                                      Joe Pallischeck       JPALLISC
                                      Lynne Buchholz        LBUCHHOL
3159      0200      TBD               Hank Lenox            HLENOX

                                      Dieter Forberger      DFORBERG          Jim Bosink            JBOSINK
3160      0200      TBD               Hank Lenox            HLENOX            Richard Gurchak       RGURCHAK

                                      Richard Pearson       RPEARSO2
                                      Dieter Forberger      DFORBERG          Jim Bosink            JBOSINK
3161      0200      TBD               Hank Lenox            HLENOX            Richard Gurchak       RGURCHAK

                                      Richard Pearson       RPEARSO2
                                      Dieter Forberger      DFORBERG          Jim Bosink            JBOSINK
3162      0200      TBD               Hank Lenox            HLENOX            Richard Gurchak       RGURCHAK

                                      Chris Oxley           COXLEY            Richard Gurchak       RGURCHAK
3190      0200      TBD               Hank Lenox            HLENOX            Jim Bosink            JBOSINK

3205      0200      25A-2744-PNET     Kevin Wall            KWALL1            Ray Solomon           RSOLOMON



DEPT.            HR                  HR
 #              NAME              PROFS ID            ACTIVITY                            MAILBOX
--------------------------------------------------------------------------------------------------
U170-
U179      Paulette Moreno        PMORENO*        Corporate Design                           PNETAVT

U180-
U189      Paulette Moreno        PMORENO*        Corporate Design                           PNETAVT


U190-
U199      Paulette Moreno        PMORENO*        Corporate Design                           PNETAVT


U200,
U201      Paulette Moreno        PMORENO*        Corporate Design                           PNETAVT

U205-
U209      Paulette Moreno        PMORENO*        Corporate Design                           PNETAVT

U215-
U218      Paulette Moreno        PMORENO*        Corporate Design                           PNETAVT

U260,
U270      Paulette Moreno        PMORENO*        Corporate Design                           PNETAVT

U280      Paulette Moreno        PMORENO*        Corporate Design                           PNETAVT

U290      Paulette Moreno        PMORENO*        Corporate Design                           PNETAVT

1301-
1359      Scott Laing            SLAING          Electrical & Fuel Handling Division       PNETEFHD

          Steve Barney           SBARNEY
          Christian Meisner      CMEISNER
O5863     Jill Richards          JRICHA30        Mfg                                       PNETMFG

2425      Mark Ankenbauer        MANKENBA                                                  PNETMFG


2505      Bruce Campbell         BCAMPBE3        Powertrain Operations                     PNETPTO

2571      Bud Dengel             BDENGEL         Powertrain Operations                     PNETPTO

2572      Bud Dengel             BDENGEL         Powertrain Operations                     PNETPTO


2573      Bud Dengel             BDENGEL         Powertrain Operations                     PNETPTO

2574      Bud Dengel             BDENGEL         Powertrain Operations                     PNETPTO

2575      Bud Dengel             BDENGEL         Powertrain Operations                     PNETPTO

2576      Bud Dengel             BDENGEL         Powertrain Operations                     PNETPTO

2577      Bud Dengel             BDENGEL         Powertrain Operations                     PNETPTO


3100      Geary Baroni           GBARONI         Advanced Manufacturing                    PNETMFG


3121      Geary Baroni           GBARONI         Advanced Manufacturing                    PNETMFG


3122      Geary Baroni           GBARONI         Advanced Manufacturing                    PNETMFG


3131      Geary Baroni           GBARONI         Advanced Manufacturing                    PNETMFG


3132      Geary Baroni           GBARONI         Advanced Manufacturing                    PNETMFG


3133      Geary Baroni           GBARONI         Advanced Manufacturing                    PNETMFG


3134      Geary Baroni           GBARONI         Advanced Manufacturing                    PNETMFG


3135      Geary Baroni           GBARONI         Advanced Manufacturing                    PNETMFG


3139      Geary Baroni           GBARONI         Advanced Manufacturing                    PNETMFG


3143      Geary Baroni           GBARONI         Advanced Manufacturing                    PNETMFG



3150      Geary Baroni           GBARONI         Advanced Manufacturing                    PNETMFG



3159      Geary Baroni           GBARONI         Advanced Manufacturing                    PNETMFG


3160      Geary Baroni           GBARONI         Advanced Manufacturing                    PNETMFG



3161      Geary Baroni           GBARONI         Advanced Manufacturing                    PNETMFG


3162      Geary Baroni           GBARONI         Advanced Manufacturing                    PNETMFG


3190      Geary Baroni           GBARONI         Advanced Manufacturing                    PNETMFG

          Steve Barney           SBARNEY
          Christian Meisner      CMEISNER
3206      Jill Richards          JRICHA30        Advanced Manufacturing                    PNETMFG


                                   21 of 38

DEPT          OPS            ACCOUNT              REQUISTIONER              REQUISTIONER          FIANACE             FINANCE
 #            LOC            CHARGE                   NAME                     PROF ID            NAME                PROF ID
                            (AIS) CODE*
-------------------------------------------------------------------------------------------------------------------------------
3210          0200          25A-2744-PNET          James Firlit                JFIRLIT          Ray Solomon          RSOLOMON


3225          0200          25A-2744-PNET          Gary Olson                  GOLSON1          Ray Solomon          RSOLOMON


3230          0200          25A-2744-PNET          Roger Wade                  RWADE            Ray Solomon          RSOLOMON


3246          0200          25A-2744-PNET          Stormy Hicks                SHICKS2          Ray Solomon          RSOLOMON
                                                   Lewis Booth                 LBOOTH1
3300          0200          TBD                    Ted Hight                   THIGHT           Gary Trudeau         GTRUDEA1
3316          0200          TBD                    Gerald Moorehead            GMOOREHE         Gary Trudeau         GTRUDEA1
3325          0200          TBD                    Helio Contador              HCONTADO         Gary Trudeau         GTRUDEA1
3357                        TBD                    Neil Proctor                                 Gary Trudeau         GTRUDEA1
3369          0200          TBD                    Lewis Booth                 LBOOTH1          Gary Trudeau         GTRUDEA1
3371          0200          TBD                    Dick Roden                  RRODEN           Gary Trudeau         GTRUDEA1
3385          0200          TBD                    Mike Newbury                MNEWBURY         Gary Trudeau         GTRUDEA1
3390          0200          TBD                    Steve Deneroff              SDENEROF         Gary Trudeau         GTRUDEA1
3416          0200          TBD                    Jeff Wagoner                RTETLER          Gary Trudeau         GTRUDEA1
3417          0200          TBD                    Mark Malcolm                MMALCOLM         Gary Trudeau         GTRUDEA1
3418          0200          TBD                    Bernie Gerber               BGERBER          Gary Trudeau         GTRUDEA1
3419          0200          TBD                    Peter Hannaway              PHANNAW1         Gary Trudeau         GTRUDEA1
                                                   Ed Nickel                   ENICKEL
3427          0200          TBD                    Mike Malloy                 MMOLLOY          Gary Trudeau         GTRUDEA1
3428          0200          TBD                    Matt Tomilo                 MTOMILO          Gary Trudeau         GTRUDEA1
3430          0200          TBD                    Raymond Salomon             RSALOMON         Gary Trudeau         GTRUDEA1
3440          0200          TBD                    John Lumm                   JLUMM            Gary Trudeau         GTRUDEA1
3441          0200          TBD                    Alan Warner                 AWARNER          Gary Trudeau         GTRUDEA1
3442          0200          TBD                    Rob Chisholm                RCHISO1          Gary Trudeau         GTRUDEA1
3443          0200          TBD                    William Estey               WESTEY           Gary Trudeau         GTRUDEA1
3447          0200          TBD                    Roy Tetler                  RTETLER          Gary Trudeau         GTRUDEA1
3451          0200          TBD                    Val Pontious                VPONTIOU         Mick Anderson        MANDERS5
3455          0200          TBD                    TBD                         TBD              Gary Trudeau         GTRUDEA1
3459          0200          25A-2747-PNET          Nancy Melzer                NMELZER          Mick Anderson        MANDERS5
3460          0200          TBD                    Gale Copple                 GCOPPLE          Gary Trudeau         GTRUDEA1
                                                                                                Clyda Ghee           CGHEE
4072          0200          13-0970-PNET           Bruce Mumbrue               BMUMBRUE         Larry Cupp           LCUPP
                                                                                                Clyda Ghee           CGHEE
4074          0200          13-0970-PNET           B. SIMMS                    BSIMMS           Larry Cupp           LCUPP
                                                                                                Clyda Ghee           CGHEE
4076          0200          13-0970-PNET           Paul Plaver                 PPLAVER          Larry Cupp           LCUPP
                                                   Roger Sack                  RSACK            Clyda Ghee           CGHEE
4077          0200          13-0970-PNET           Dale Immonen   Mark Blair   DIMMONEN MBLAIR1 Larry Cupp           LCUPP
                                                                                                Clyda Ghee           CGHEE
4081          0200          13-0970-PNET           Harry Lassen                HLASSEN          Larry Cupp           LCUPP
                                                   Dale Immonen                DIMMONEN         Clyda Ghee           CGHEE
4083          0200          13-0970-PNET           Mark Blair                  MBLAIR1          Larry Cupp           LCUPP
                                                                                                Clyda Ghee           CGHEE
4084          0200          13-0970-PNET           DOUG TWYNHAM                DTWYNHAM         Larry Cupp           LCUPP
                                                                                                Clyda Ghee           CGHEE
4088          0200          25A-2744-PNET          JIM MILLER                  JMILLER8         Larry Cupp           LCUPP
                                                                                                Clyda Ghee           CGHEE
4096          0200          13-0970-PNET           Fabian Gentile              FGENTILE         Larry Cupp           LCUPP

4602          0200          TBD                    David Yun                   DYUN             MICK ANDERSON        MANDERS5
4840          0200          25A-2744-PNET          Richard Lipka               RLIPKA           John Kritzman        JKRITZMA

5000          0200          TBD                    MCKEEHAN, DALE              DMCKEEHA         Michael Conn         MCONN1
                                                   D. Thursfield               DTHURSFI
5100          0200          TBD                    Ronald Baker                RBAKER4          Michael Conn         MCONN1

5110          0200          TBD                    Chuck Maitland              CMAITLAN         Michael Conn         MCONN1
                                                   Lewis Booth                 LBOOTH1
5120          0200          TBD                    Dave Stirsman               DSTIRSMA         Michael Conn         MCONN1


DEPT               HR                HR
 #                NAME             PROFS ID                  ACTIVITY                 MAILBOX
              Steve Barney         SBARNEY
              Chrisitan Meisner    CMEISNER
3210          Jill Richards        JRICHA30             Advanced Manufacturing        PNETMFG
              Steve Barney         SBARNEY
              Chrisitan Meisner    CMEISNER
3225          Jill Richards        JRICHA30             Advanced Manufacturing        PNETMFG
              Steve Barney         SBARNEY
              Chrisitan Meisner    CMEISNER
3230          Jill Richards        JRICHA30             Advanced Manufacturing        PNETMFG
              Steve Barney         SBARNEY
              Chrisitan Meisner    CMEISNER
3246          Jill Richards        JRICHA30             Advanced Manufacturing        PNETMFG

3300          Randy Howard         RHOWARD                                            PNETMFG
3316          Randy Howard         RHOWARD                                            PNETMFG
3325          Randy Howard         RHOWARD                                            PNETMFG
3357          Randy Howard         RHOWARD                                            PNETMFG
3369          Randy Howard         RHOWARD                                            PNETMFG
3371          Randy Howard         RHOWARD                                            PNETMFG
3385          Randy Howard         RHOWARD                                            PNETMFG
3390          Randy Howard         RHOWARD                                            PNETMFG
3416          Mark Ankenbauer      MANKENBA                                           PNETMFG
3417          Mark Ankenbauer      MANKENBA                                           PNETMFG
3418          Mark Ankenbauer      MANKENBA                                           PNETMFG
3419          Mark Ankenbauer      MANKENBA                                           PNETMFG

3427          Mark Ankenbauer      MANKENBA                                           PNETMFG
3428          Mark Ankenbauer      MANKENBA                                           PNETMFG
3430          Mark Ankenbauer      MANKENBA                                           PNETMFG
3440          Mark Ankenbauer      MANKENBA                                           PNETMFG
3441          Mark Ankenbauer      MANKENBA                                           PNETMFG
3442          Mark Ankenbauer      MANKENBA                                           PNETMFG
3443          Mark Ankenbauer      MANKENBA                                           PNETMFG
3447          Mark Ankenbauer      MANKENBA                                           PNETMFG
3451          Mark Ankenbauer      MANKENBA                                           PNETMFG
3455          Mark Ankenbauer      MANKENBA                                           PNETMFG
3459          Mark Ankenbauer      MANKENBA                                           PNETMFG
3460          Mark Ankenbauer      MANKENBA                                           PNETMFG
              Ingrid Butler        IBUTLER
4072          Frank Sudmeier       FSUDMEIE             ATEO MFG. Engineering         PNETPTO

4074          Ingrid Butler        IBUTLER              ATEO MFG. Engineering         PNETPTO
              Ingrid Butler        IBUTLER
4076          Frank Sudmeier       FSUDMEIE             ATEO MFG. Engineering         PNETPTO

4077          Ingrid Butler        IBUTLER              ATEO MFG. Engineering         PNETPTO
              Ingrid Butler        IBUTLER
4081          Frank Sudmeier       FSUDMEIE             ATEO MFG. Engineering         PNETPTO

4083          Ingrid Butler        IBUTLER              ATEO MFG. Engineering         PNETPTO

4084          Ingrid Butler        IBUTLER              ATEO MFG. Engineering         PNETPTO

4088          Ingrid Butler        IBUTLER              ATEO MFG. Engineering         PNETPTO
              Ingrid Butler        IBUTLER
4096          Frank Sudmeier       FSUDMEIE             ATEO MFG. Engineering         PNETPTO
                                                        Powertrain Operations
4602          BUD DENGEL           BDENGEL              (Cleveland/POEE)              PNETPTO
4840          Bud Dengel           BDENGEL              Powertrain Operations(ROB)    PNETPTO
              Kimble Little        KITTLE3
5000          Carol Mitchell       CMITCHEL             VOT T&T'S                     PNETMFG
              Kimble Little        KITTLE3
5100          Carol Mitchell       CMITCHEL             VOT T&T'S                     PNETMFG
              Kimble Little        KITTLE3
5110          Carol Mitchell       CMITCHEL             VOT T&T'S                     PNETMFG
              Kimble Little        KITTLE3
5120          Carol Mitchell       CMITCHEL             VOT T&T'S                     PNETMFG

                                   22 OF 38

DEPT          OPS            ACCOUNT              REQUISTIONER             REQUISTIONER          FIANACE                 FINANCE
 #            LOC            CHARGE                   NAME                     PROF ID            NAME                   PROF ID
                            (AIS) CODE*
--------------------------------------------------------------------------------------------------------------------------------
                                                   Jerry Nine                  JNINE
5130          0200          TBD                    Ronald Baker                RBAKER4          Michael Conn             MCONN1
                                                   John Decker
5140          0200          TBD                    William Emerick             JDECKER          Michael Conn             MCONN1

5200          0200          25A-2744-PNET          David Thursfield            DTHURSFI         Mike Cohn                MCOHN1

5210          0200          25A-2744-PNET          William Asselin             WASSELIN         Mike Cohn                MCOHN1

                            13-0970-PNET(C)        Paul Broadfield             PBROADFI         Larry Richardson
5300          0200          Various(T)             Pat McConville              PMCCONVI         Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                                     Larry Richardson
5330          0200          Various(T)             Pat McConville              PMCCONVI         Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                                     Larry Richardson
5331          0200          Various(T)             TBD                         TBD              Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                                     Larry Richardson
5335          0200          Various(T)             Horst Bosbach               HBOSBACH         Active for Tech Only!    LRICHARD
                                                   Bernie McAllister           BMCALLIS
                                                   Ron Stansifer               RSTANSIF
                            13-0970-PNET(C)        Matt Chuba                  MCHUBA
5340          0200          Various(T)             Thomas Sosnowski            TSOSNOW1         Ron Stansifer            RSTANSIF
                                                   Mike Gordon                 MGORDON1
                                                   BERNIE McALLISTER           BMCALLIS
                            13-0970-PNET(C)        Ron Stansifer               RSTANSIF
5341          0200          Various(T)             Matt Chuba                  MCHUBA           Ron Stansifer            RSTANSIF
                                                   John B. Davis               JDAVIS2
                                                   Bernie McAllister           BMCALLIS
                            13-0970-PNET(C)        Ron Stansifer               RSTANSIF
5343          0200          Various(T)             Matt Chuba                  MCHUBA           Ron Stansifer            RSTANSIF
                                                   Ron A. Zacharias            RZACHARI
                                                   Bernie McAllister           BMCALLIS
                            13-0970-PNET(C)        Ron Stansifer               RSTANSIF
5344          0200          Various(T)             Matt Chuba                  MCHUBA           Ron Stansifer            RSTANSIF
                                                   Thomas L. Trbovich          TTRBOVIC
                                                   Bernie McAllister           BMCALLIS
                            13-0970-PNET(C)        Ron Stansifer               RSTANSIF
5345          0200          Various(T)             Matt Chuba                  MCHUBA           Ron Stansifer            RSTANSIF
                                                   Don W. Dopke                DDOPKE
                                                   Bernie McAllister           BMCALLIST
                            13-0970-PNET(C)        Ron Stansifer               RSTANSIF
5346          0200          Various(T)             Matt Chuba                  MCHUBA           Ron Stansifer            RSTANSIF
                            13-0970-PNET(C)                                                     Larry Richardson
5400          0200          Various(T)             John Fleming                JFLEMIN8         Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                                     Larry Richardson
5404          0200          Various(T)             W. Heuser                   NO. PROFS ID     Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                                     Larry Richardson
5405          0200          Various(T)             P. Weissenberg              PWEISSE1         Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                                     Larry Richardson
5410          0200          Various(T)             Bob Fanone                  RFANONE          Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                                     Larry Richardson
5415          0200          Various(T)             Dave Sweet                  DSWEET           Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                                     Larry Richardson
5420          0200          Various(T)             Bob Koehl                   RKOEHL           Active for Tech Only!    LRICHARD
5425          0200          TBD                    Ralph Worley                RWORLEY          Larry Richardson         LRICHARD
                            13-0970-PNET(C)                                                     Larry Richardson
5430          0200          Various(T)             A. Hall                     AHALL2           Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                                     Larry Richardson
5435          0200          Various(T)             W.G. Brazier                WBRAZIER         Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                                     Larry Richardson
5440          0200          Various(T)             J. Berendt                  JBERENDT         Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                                     Larry Richardson
5445          0200          Various(T)             Paul Weissenberg            PWEISSE1         Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                                     Larry Richardson
5450          0200          Various(T)             Jerry Drall                 JDRALL           Active for Tech Only!    LRICHARD
5470          0200          TBD                    R. Parker                   RPARKER3         Larry Richardson         LRICHARD
                                                                               ENKUECHMA
                            13-0970-PNET(C)        E. KUECHMANN                KNEAL            Larry Richardson
5550          0200          Various(T)             KEN NEAL                    CC: FWENDEL      Active for Tech Only!    LRICHARD



DEPT               HR                HR
 #                NAME            PROFS IS                  ACTIVITY                MAILBOX
---------------------------------------------------------------------------------------------
              Kimble Little        KLITTLE3
5130          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5140          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5200          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5210          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Rosalind Cox         RCOX4
              Kimble Little        KLITTLE3
5300          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5330          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5331          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5335          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG



5340          John Marcus          JMARCUS              VO T&T'S                      PNETMFG



5341          John Marcus          JMARCUS              VO T&T'S                      PNETMFG



5343          John Marcus          JMARCUS              VO T&T'S                      PNETMFG



5344          John Marcus          JMARCUS              VO T&T'S                      PNETMFG



5345          John Marcus          JMARCUS              VO T&T'S                      PNETMFG



5346          John Marcus          JMARCUS              VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5400          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5404          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5405          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5410          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5415          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5420          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
5425          Rosalind Cox         RCOX4                VO t&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5130          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5135          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5140          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5145          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5150          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
5470          Rosalind Cox         RCOX4                VO t&T'S                      PNETMFG

              Kimble Little        KLITTLE3
5550          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG

                                   23 OF 38

DEPT          OPS            ACCOUNT              REQUISTIONER             REQUISTIONER          FIANACE                 FINANCE
 #            LOC            CHARGE                   NAME                    PROFS ID            NAME                   PROFS ID
                            (AIS) CODE*
---------------------------------------------------------------------------------------------------------------------------------
                                                                               JCROW
5505          0200          TBD                    Joe Crow                    CC:FWENDEL       Larry Richardson         LRICHARD
                            13-0970-PNET(C)                                    Not Given        Larry Richardson
5506          0200          Various(T)             Ron Webb                    CC:FWENDEL       Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                    APHILLI1         Larry Richardson
5507          0200          Various(T)             Al Phillips                 CC:FWENDEL       Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                                     Larry Richardson
5510          0200          Various(T)             F. L. Wendel                FWENDEL          Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                    JRICHAR5         Larry Richardson
5515          0200          Various(T)             James Richardson            CC:FWENDEL       Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                    RKUNEC           Larry Richardson
5520          0200          Various(T)             Rich Kunec                  CC:FWENDEL       Active for Tech Only!    LRICHARD
                                                                               MWILSON
5521          0200          TBD                    Mike Wilson                 CC:FWENDEL       Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                    MPERCHAR         Larry Richardson
5522          0200          Various(T)             Marilyn Perchard            CC:FWENDEL       Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                    CFIKE            Larry Richardson
5523          0200          Various(T)             Craig Fike                  CC:FWENDEL       Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                    JADAMS1          Larry Richardson
5525          0200          Various(T)             James Adams                 CC:FWENDEL       Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                    BHETTLE          Larry Richardson
5530          0200          Various(T)             Bruce Hettle                CC:FWENDEL       Active for Tech Only!    LRICHARD
                            13-0970-PNET(C)                                    CDENCHFI         Larry Richardson
5550          0200          Various(T)             Collin Denchfield           CC:FWENDEL       Active for Tech Only!    LRICHARD

5953          0200          Varies                 Rodney Haynes               RHAYNES          Rodney Haynes            RHAYNES

5954          0200          TBD                    Rodney Haynes               RHAYNES          Rodney Haynes            RHAYNES
                                                   Aaron McKey                 AMCKEY
6605          0200          12-0970-PNET           Rom Albu                    RALBU            Charlie Freece           CFREECE

6606          0200          12-0970-PNET           Tom Hochthanner             THOCHTHA         Charlie Freece           CFREECE

6607          0200          12-0970-PNET           Charlie Harris              CHARRIS          Charlie Freece           CFREECE

6608          0200          12-0970-PNET           Jeff Broski                 JBROSKI          Charlie Freece           CFREECE

6610          0200          12-0970-PNET           Charlie Freece              CFREECE          Charlie Freece           CFREECE
                                                   Jo Ann Beier                JBEIER
6614          0200          12-0970-PNET           Mary Sissen                 MSISSEN          Charlie Freece           CFREECE
                                                   Alex Vigh                   AVIGH
6668          0200          12-0970-PNET           Peggy Paull                 PPAULL           Charlie Freece           CFREECE

6669          0200          12-0970-PNET           Jim Galleher                JGALLEHE         Charlie Freece           CFREECE
6679          0200                   TBD                TBD                      TBD            Jo Ann                   JBEIER
6701          0200                   TBD           Phil Leinard                PLEINARD         Phil Leinard             PLEINARD
                                                   Gene Nelson                                  Jim Bosink               JBOSINK
3120-3125     0200          TBD                    Hank Lenox                  ENELSON1  HLENOX Richard Gurchak          RGURCHAK
                                                   Michael Deirala             MDEIRALA         Jim Bosink               JBOSINK
3130,3141     0200          TBD                    Hank Lenox                  HLENOX           Richard Gurchak          RGURCHAK
                                                   Reginald Anson
                                                   Joe Pallischeck             RANSON
                                                   Lynee Buchholz              JPALLISC         Richard Gurchak          RGURCHAK
3152-3158     0200         TBD                     Hank Lenox                  LBUCHHOL HLENOX  Jim Bosink               JBOSINK
                                                   Michael Otman                                Richard Gurchak          RGURCHAK
3170-3179     0200         TBD                     Hank Lenox                  MOTMAN   HLENOX  Jim Bosink               JBOSINK


3200,3202     0200         25A-2744-PNET           Ray Pittman                RPITTMAN          Ray Solomon              RSOLOMON


3215,3220     0200         25A-2744-PNET           TBD                        TBD               Ray Solomon              RSOLOMON


3245,3258     0200         25A-2744-PNET           Wade Deal                  WDEAL             Ray Solomon              RSOLOMON


3260-3267,
3271          0200         25A-2744-PNET           Hans Grothe                HGROTHE1          Ray Solomon              RSOLOMON


DEPT               HR                HR
 #                NAME            PROFS ID                  ACTIVITY                MAILBOX
---------------------------------------------------------------------------------------------

                                   KLTTLE3
5505          Rosalind Cox         CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5506          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5507          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5510          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5515          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5520          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
5521          Rosalind Cox         RCOX4
              Kimble Little        KLITTLE3
5522          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5523          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5525          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5530          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5550          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5953          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
              Kimble Little        KLITTLE3
5954          Carol Mitchell       CMITCHEL             VO T&T'S                      PNETMFG
                                                        Powertrain Operations
6605          Jo Ann Beier         JBEIER               (RAEFT)                       PNETPTO
                                                        Powertrain Operations
6606          Jo Ann Beier         JBEIER               (RAEFT)                       PNETPTO
                                                        Powertrain Operations
6607          Jo Ann Beier         JBEIER               (RAEFT)                       PNETPTO
                                                        Powertrain Operations
6608          Jo Ann Beier         JBEIER               (RAEFT)                       PNETPTO
                                                        Powertrain Operations
6610          Jo Ann Beier         JBEIER               (RAEFT)                       PNETPTO
                                                        Powertrain Operations
6614          Jo Ann Beier         JBEIER               (RAEFT)                       PNETPTO
                                                        Powertrain Operations
6668          Jo Ann Beier         JBEIER               (RAEFT)                       PNETPTO
                                                        Powertrain Operations
6669          Jo Ann Beier         JBEIER               (RAEFT)                       PNETPTO
6679          Charlie Freece       CFREECE                                            PNETPTO
6701          Phil Leinard         PLEINARD                                           PNETPTO

3120-3125     Geary Baroni         GBARONI              Advanced Manufacturing        PNETMFG

3130-3141     Geary Baroni         GBARONI              Advanced Manufacturing        PNETMFG



3152-3158     Geary Baroni         GBARONI              Advanced Manufacturing        PNETMFG

3170-3179     Geary Baroni         GBARONI              Advanced Manufacturing        PNETMFG
              Steve Barney         SBARNEY
              Christian Meisner    CMEISNER
3200,3202     Jill Richards        JRICHA30             Advanced Manufacturing        PNETMFG
              Steve Barney         SBARNEY
              Christian Meisner    CMEISNER
3215,3220     Jill Richards        JRICHA30             Advanced Manufacturing        PNETMFG
              Steve Barney         SBARNEY
              Christian Meisner    CMEISNER
3245,3258     Jill Richards        JRICHA30             Advanced Manufacturing        PNETMFG
              Steve Barney         SBARNEY
3260-3267,    Christian Meisner    CMEISNER
3271          Jill Richards        JRICHA30             Advanced Manufacturing        PNETMFG

                                   24 OF 38

                         ALL APPROVERS FOR PEOPLENET

                       Account
  Dept.       Ops       Charge        Requisitioner    Requisitioner    Finance              Finance        HR                 HR
   #          Loc     (AIS) Code*          Name          Profs ID        Name                Profs ID      Name             Profs ID
  -----       ---     -----------     -------------    -------------    -------              --------      ----             --------
                                                                                                        Steve Barney        SBARNEY
                                                                                                        Christian Meisner   CMEISNER
3275-3282     0200    25A-2744-PNET    Earl Zellen       EZELLEN      Ray Solomon            RSOLOMON   Jill Richards       JRICHA30

                                                                                                        Steve Barney        SBARNEY
                                                                                                        Christian Meisner   CMEISNER
3285-3294     0200    25A-2744-PNET    Gordon Dye        GDYE         Ray Solomon            RSOLOMON   Jill Richards       JRICHA30
3305-3320     0200    TBD              Ken Miller                     Gary Trudeau           GTRUDEA1   Randy Howard        RHOWARD
3317-3318     0200    TBD              Don Russell       DRUSSEL6     Gary Trudeau           GTRUDEA1   Randy Howard        RHOWARD
3326-3328     0200    TBD              Bernard Thornton  BTHORNTO     Gary Trudeau           GTRUDEA1   Randy Howard        RHOWARD
3330-3336     0200    TBD              Gerry Hodapp      GHODAPP      Gary Trudeau           GTRUDEA1   Randy Howard        RHOWARD
3340-3348     0200    TBD              Bob Knecht        BKNECHT      Gary Trudeau           GTRUDEA1   Randy Howard        RHOWARD
3350-3362     0200    TBD              Earl Taliaferro   ETALIAFE     Gary Trudeau           GTRUDEA1   Randy Howard        RHOWARD
3370-3379,
3391-3393     0200    TBD              Doug Szopo        DSZOPO       Gary Trudeau           GTRUDEA1   Randy Howard        RHOWARD
3380-3382     0200    TBD              Bob Gibson        RGIBSON      Gary Trudeau           GTRUDEA1   Randy Howard        RHOWARD
3386,3387     0200    TBD              Rob Phebus        RPHEBUS      Gary Trudeau           GTRUDEA1   Randy Howard        RHOWARD
3400,3405,
3456          0200    TBD              Michael Malloy    MMALLOY      Gary Trudeau           GTRUDEA1   Mark Ankenbauer     MANKENBA
3500-3507     0200    TBD              Joesph Sammut     JSAMMUT      Michael Conn           MCONN1     Kevin Ruffer        KRUFFER
                                                                      Michael Conn           MCONN1

3540,C140     0200    TBD              Charlie Miller    CMILLER4     Mark Caldwell          MCALDWE3   Kevin Ruffer        KRUFFER
                                                                      Clyde Ghee             CGHEE
4071,4085     0200    13-0970-PNET     Dennis Gahry      DGAHRY       Larry Cupp             LGUPP      Ingid Bulter        IBUTLER
                                                                      Bruce Jorgenson        BJORGENS
                                       Ron Andrade       RANDRADE     Clyde Ghee             CGHEE
4091,4094     0200    13-0970-PNET     Richard Griside   RGRISKIE     Larry Cupp             LGUPP      Ingid Bulter        IBUTLER
5160,5161,
                      13-0970-PNET(C)                                 Larry Richardson                  Kimble Little       KLITTLE3
5332-5339     0200    Various(T)       TBD               TBD          Active for Tech Only!  LRICHARD   Carol Mitchell      CMITCHEL
5401,5161             13-0970-PNET(C)                                 Larry Richardson                  Kimble Little       KLITTLE3
5401,5455     0200    Various(T)       Jessie Jou        JJOU         Active for Tech Only!  LRICHARD   Carol Mitchell      CMITCHEL
                      13-0970-PNET(C)                                 Larry Richardson                  Kimble Little       KLITTLE3
5332-5339     0200    Various(T)       TBD               TBD          Active for Tech Only!  LRICHARD   Carol Mitchell      CMITCHEL


                                       Bernie McAllister BMCALLIS
                      13-0970-PNET(C)  Ron Stansifer     RSTANSIF
5342,
5347-5349     0200    Various(T)       Matt Chuba        MCHUBA       Ron Stansifer          RSTANSIF   John Marcus         JMARCUS
                      13-0970-PNET(C)
53XX's        0200    Various(T)       Paul Broadfield   PBROADFI     TBD                    TBD        TBD                 TBD
                                                         KOSWANDE
5535,5555     0200    TBD              Ken Oswandel      CC:FWENDEL   Larry Richard          LRICHARD   Rosalind Cox        RCOX4
                      13-0970-PNET(C)                    DWAGNER2     Larry Richardson                  Kimble Little       KLITTLE3
5540,5545     0200    Various(T)       David Wagner      CC:FWENDEL   Active for Tech Only!  LRICHARD   Carl Mitchell       CMITCHEL
N700          0200    TBD              TBD               TBD          TBD                    TBD        TBD                 TBD
                                                         SBANSAL
N720          0200    TBD              David Dreyer      DDREYER      Brice Jorgenson        BJORGENS   Mike Schulhoff      MSCHULHO
                                                         SBANSAL
N721          0200    TBD              David Dreyer      DDREYER      Brice Jorgenson        BJORGENS   Mike Schulhoff      MSCHULHO
                                                         SBANSAL
N725          0200    TBD              David Dreyer      DDREYER      Brice Jorgenson        BJORGENS   Mike Schulhoff      MSCHULHO
N790          0200    TBD              TBD               TBD          TBD                    TBD        TBD                 TBD
N796          0200    TBD              TBD               TBD          TBD                    TBD        TBD                 TBD
N797          0200    TBD              TBD               TBD          TBD                    TBD        TBD                 TBD
5304          0206    TBD              Robert Ermak      RERMAK       Ryan Anderson          RANDER28   Robert Ermak        RERMAK
5335          0206    TBD              Frank Obranovic   FOBRANOV     Ryan Anderson          RANDER28   Robert Ermak        RERMAK
5341          0206    TBD              Dennis Pheley     DPHELEY      Ryan Anderson          RANDER28   Robert Ermak        RERMAK
5357          0206    TBD              Jeff Zaleski      JZALESKI     Ryan Anderson          RANDER28   Robert Ermak        RERMAK
L0010,L0025,
L0035,L0042,
L0050,L0060,
L0070,L0080,
L0082,L0085,
L0151,L0510   0222    25A-2744-PNET    Jay Durling      JDURLING      Mike Donaldson         MDONALDS   Jay Durling         JDURLING
01C16         0300    25A-2744-PNET    Tom Rivers       TRIVERS1      Toni Murinas           TMURINAS   Jim Podgorny        JPODGORN
01C651        0300    25A-2744-PNET    Pay Wyden        PWYDEN        Toni Murinas           TMURINAS   Jim Podgorny        JPODGORN
01F40         0300    25A-2744-PNET    Marge Bagnell    MBAGNELL      Toni Murinas           TMURINAS   Trish Harris        THARRIS4
1F01          0300    25A-2744-PNET    Sandy McQuade    SMCQUADE      Toni Murinas           TMURINAS   Trish Harris        THARRIS4
341,3F41      0300    25A-2744-PNET    Brain Miller     BMILLE11      Toni Murinas           TMURINAS   Linda Cook          LCOOK6
3F04          0300    25A-2744-PNET    Glynda Kanis     GKANIS        Toni Murinas           TMURINAS   Jim Podgorny        JPODGORN
3F16          0300    25A-2744-PNET    Tom Rivers       TRIVERS1      Toni Murinas           TMURINAS   Jim Podgorny        JPODGORN
3F31          0300    25A-2744-PNET    Mae Smith        MSMITH26      Toni Murinas           TMURINAS   Linda Cook          LCOOK6
3F317         0300    25A-2744-PNET    Jim Gismondi     JGISMOND      Toni Murinas           TMURINAS   Linda Cook          LCOOK6
3F34          0300    25A-2744-PNET    Ann Land         ALAND         Toni Murinas           TMURINAS   Linda Cook          LCOOK6
3F361         0300    25A-2744-PNET    Yolanda Szurek   YSUREK        Toni Murinas           TMURINAS   Linda Cook          LCOOK6
3F42          0300    25A-2744-PNET    Leora Clough     LCOUGH1       Toni Murinas           TMURINAS   Linda Cook          LCOOK6

  Dept.
   #                         Activity                   Mailbox
  -----                      --------                   -------
3275-3282             Advanced Manufacturing            PNETMFG



3285-3294             Advanced Manufacturing            PNETMFG
3305-3320                                               PNETMFG
3317-3318                                               PNETMFG
3326-3328                                               PNETMFG
3330-3336                                               PNETMFG
3340-3348                                               PNETMFG
3350-3362                                               PNETMFG
3370-3379,
3391-3393                                               PNETMFG
3380-3382                                               PNETMFG
3386,3387                                               PNETMFG
3400,3405,
3456                  Advanced Manufacturing            PNETMFG
3500-3507                                               PNETMFG


3540,C140                                               PNETMFG

4071,4085             ATEO MFG. Engineering             PNETPTO


4091,4094             ATEO MFG. Engineering             PNETPTO
5160,5161,
5401,5161
5401,5455             VO T&T'S                          PNETMFG

5332-5339             VO T&T'S                          PNETMFG
                      VO T&T'S                          PNETMFG
5342,
5347-5349             VO T&T'S                          PNETMFG

53XX's                VO T&T'S                          PNETMFG

5535,5555             VO T&T'S                          PNETMFG

5540,5545             VO T&T'S                          PNETMFG
N700                                                    PNETPTO

N720                                                    PNETPTO

N721                                                    PNETPTO

N725                                                    PNETPTO
N790                                                    PNETPTO
N796                                                    PNETPTO
N797                                                    PNETPTO
5304                  VO T&T'S                          PNETMFG
5335                  VO T&T'S                          PNETMFG
5341                  VO T&T'S                          PNETMFG
5357                  VO T&T'S                          PNETMFG
L0010,L0025,
L0035,L0042,
L0050,L0060,
L0070,L0080,
L0082,L0085,
L0151,L0510           Vehicle Ops-Wixom                 PNETMFG
01C16                 Fleet & Leasing Sales             PNETSO
01C651                Fleet & Leasing Sales             PNETSO
01F40                 Fleet & Leasing Sales             PNETSO
1F01                  Fleet & Leasing Sales             PNETSO
341,3F41              Fleet & Leasing Sales             PNETSO
3F04                  Fleet & Leasing Sales             PNETSO
3F16                  Fleet & Leasing Sales             PNETSO
3F31                  Fleet & Leasing Sales             PNETSO
3F317                 Fleet & Leasing Sales             PNETSO
3F34                  Fleet & Leasing Sales             PNETSO
3F361                 Fleet & Leasing Sales             PNETSO
3F42                  Fleet & Leasing Sales             PNETSO

                                   25 OF 38

                         ALL APPROVERS FOR PEOPLENET



                                       ACCOUNT
                       OPS             CHARGE           REQUISITIONER          REQUISITIONER        FINANCE            FINANCE
     DEPT #            LOC          (ABS) CODE*             NAME                  PROFS ID            NAME              PROFS ID
------------------------------------------------------------------------------------------------------------------------------------
3F43                   0300         25A-2744-PNET      Patty Robichaud            PROBICHA         Toni Murinas         TMURINAS
3F44                   0300         25A-2744-PNET      Sharon Smola               SSMOLA           Toni Murinas         TMURINAS
3F45                   0300         25A-2744-PNET      Paul Morel                 PMOREL           Toni Murinas         TMURINAS
3F63                   0300         25A-2744-PNET      Alice Mulkey               AMULKEY          Toni Murinas         TMURINAS
3F651                  0300         25A-2744-PNET      Pat Wyden                  PWYDEN           Toni Murinas         TMURINAS
6702                   0365         TBD                Robert Trebnik             RTREBNIK         Robert Trebnik       RTREBNIK
R100                   0400         25A-2744-PNET      W. Swift                   WSWIFT           Steve Davis          WDAVIS20
R120-R129              0400         25A-2744-PNET      D. Carson                  DCARSON          Steve Davis          WDAVIS20
R130-R137,R230         0400         25A-2744-PNET      D. LeClair                 DLECLAIR         Steve Davis          WDAVIS20
R151                   0400         25A-2744-PNET      M. Best                    MBEST3           Steve Davis          WDAVIS20
R152                   0400         25A-2744-PNET      M. Best                    MBEST3           Steve Davis          WDAVIS20
R153                   0400         25A-2744-PNET      K. Costello                MBEST3           Steve Davis          WDAVIS20
R160-R164              0400         25A-2744-PNET      W. Kessor                  WKEESOR          Steve Davis          WDAVIS20
R170-R174              0400         25A-2744-PNET      K. Costello                KCOSTEL2         Steve Davis          WDAVIS20
R190-R192              0400         25A-2744-PNET      A. Amendt                  AAMENDT          Steve Davis          WDAVIS20
R826-P911              0401         25A-2744-PNET      Ron Robbins                RROBBIN1         Steve Davis          WDAVIS20
201                    1101         25A-2744-PNET      Freda Smart                FSMART           Toni Murinas         TMURINAS
211                    1101         25A-2744-PNET      Dorthy Wessel              DWESSEL          Toni Murinas         TMURINAS

                                                       Ken Hested                 KHASTED1
220                    1101         25A-2744-PNET      Lynn Balong                LBALOG1          Toni Murinas         TMURINAS
241                    1101         25A-2744-PNET      Joan Nolan                 JNOLAN1          Toni Murinas         TMURINAS
245                    1101         25A-2744-PNET      Denise Feduruk             DFEDURUK         Toni Murinas         TMURINAS
240,242                1101         25A-2744-PNET      James Rogers               JROGER19         Toni Murinas         TMURINAS
247-249                1101         25A-2744-PNET      Heleana Tolbert            HTOLBERT         Toni Murinas         TMURINAS

                                                       Stephen Delaney            SDELANEY         Stephen Delaney      SDELANEY
B020                   1182         25A-2744-PNET      James Brown                JBROWN6          Jim Theisen          JTHEISE1

                                                       Jerry Moorehead            GMOOREHE
B050                   1182         25A-2744-PNET      John Heller                JHELLER          Jim Theisen          JTHEISE1
B040,B514,7214         1183,02      TBD                Ed Livorine                ELIVORIN         Brice Jorgensen      BJORGENS
9110,9121,9124,
9150,9185,9780         1401         25A-2744-PNET      Tim Sacka                  TSACKA           Tim Sacka            TSACKA
9120-9140,9190,
9785,9786              1401         13-0970-PNET       Glen Stinson               GSTINSON         Glen Stinson         GSTINSON
9701-9770              1401         25A-2744-PNET      Wendy Sheffield            WSHEFFIE         Wendy Sheffield      WSHEFFIE
6401-6460              1422         12-0970-PNET       Steve Wright               SWRIGHT          Steve Wright         SWRIGHT
E2101-E2218            1503         25A-2747-PNET      Tracy Stuart               TSTUART          Bill Evans           WEVANS
Y8010                  1632         12-0970-PNET       Bruce Crawford             BCRAWFORD        Howard Behr          HBEHR
Y8030                  1632         12-0970-PNET       Haney Maklded              HMAKLED          Howard Behr          HBEHR
Y8120                  1632         12-0970-PNET       Jerry Pompa                JPOMPA           Howard Behr          HBEHR
Y8210                  1632         12-0970-PNET       Peter Dragich              PDRAGICH         Howard Behr          HBEHR
Y8300,Y8310,Y8350,
Y8360,Y8680            1632         12-0970-PNET       Terry Dunham               TDUNHAM          Howard Behr          HBEHR

                                                       Steve Thornburg            STHORNBU
Y8330,Y8340            1632         12-0970-PNET       Terry Dunham               TDUNHAM          Howard Behr          HBEHR
                                    13-0933-PNET
                                    25A-2744-PNET
Y8620,Y8800,Y8810      1632         12-0933-PNET       Ron Muir                   RMUIR1           Howard Behr          HBEHR
                                    13-0933-PNET
                                    25A-2744-PNET
Y8670                  1632         12-0933-PNET       Ron Poland                 RPOLAND          Howard Behr          HBEHR

                                                       Paula Winkler-Doman        PDOMAN
Y8XXX's                1632         12-0970-PNET       Maurice Sessel             MSESSEL          Howard Behr          HBEHR

                                                       Richard Beattie            RBEATTI2
820                    2450         25A-2744-PNET      Roz Flinders               RFLINDER         Joe Welch            JWELCH
821                    2450         25A-2744-PNET      Gary Hawthorne             GHAWTHOR
                                                   HR
     DEPT #                   NAME               PROFS ID               ACTIVITY                         MAILBOX
     ------                   ----               --------               --------                         -------
3F43                       Linda Cook            LCOOK6           Fleet & Leasing Sales                   PNETSO
3F44                       Linda Cook            LCOOK6           Fleet & Leasing Sales                   PNETSO
3F45                       Linda Cook            LCOOK6           Fleet & Leasing Sales                   PNETSO
3F63                       Jim Podgorny          JPODGORN         Fleet & Leasing Sales                   PNETSO
3F651                      Jim Podgorny          JPODGORN         Fleet & Leasing Sales                   PNETSO
6702                       John Wallace          JWALLACE         Woodhaven Forging Plant                 PNETPTO
R100                       Paulette Moreno       PMORENO**        Finance/P.L & Heavy Truck  Marketing    PNETDEV
R120-R129                  Paulette Moreno       PMORENO**        Finance/P.L & Heavy Truck  Marketing    PNETDEV
R130-R137,R230             Paulette Moreno       PMORENO**        Finance/P.L & Heavy Truck  Marketing    PNETDEV
R151                       Paulette Moreno       PMORENO**        Finance/P.L & Heavy Truck  Marketing    PNETDEV
R152                       Paulette Moreno       PMORENO**        Finance/P.L & Heavy Truck  Marketing    PNETDEV
R153                       Paulette Moreno       PMORENO**        Finance/P.L & Heavy Truck  Marketing    PNETDEV
R160-R164                  Paulette Moreno       PMORENO**        Finance/P.L & Heavy Truck  Marketing    PNETDEV
R170-R174                  Paulette Moreno       PMORENO**        Finance/P.L & Heavy Truck  Marketing    PNETDEV
R190-R192                  Paulette Moreno       PMORENO**        Finance/P.L & Heavy Truck  Marketing    PNETDEV
R826-P911                  Paulette Moreno       PMORENO**        Finance/P.L & Heavy Truck  Marketing    PNETDEV
201                        Jim Podgorny          JPODGORN         Lincoln Mercury                         PNETSO
211                        Jim Podgorny          JPODGORN         Lincoln Mercury                         PNETSO
                           Trish Harris          THARRIS4
                           Jim Podgorny          JPODGORN
220                                                               Lincoln Mercury                         PNETSO
241                        Jim Podgorny          JPODGORN         Lincoln Mercury                         PNETSO
245                        Jim Podgorny          JPODGORN         Lincoln Mercury                         PNETSO
240,242                    Jim Podgorny          JPODGORN         Lincoln Mercury                         PNETSO
247-249                    Jim Podgorny          JPODGORN         Lincoln Mercury                         PNETSO


B020                       James Brown           JBROWN6                                                  PNETACD

                           Mark Ankenbauer       MANKENBA
B050                       Terry Patterson       TPATTER4                                                 PNETACD

B040,B514,7214             Michael Schulhoff     MSCHULHO         APO-Chassis                             PNETPTO

                           Susan Gessert         SGESSERT
                           Carlin Sochor         CSOCHOR
                           Donna Brown           DBROWN01
9110,9121,9124,            Carol Maeder          CMAEDER
9150,9185,9780             Michelle Schrader     MSCHRAD1         Glass                                   PNETGLAS

                           Susan Gessert         SGESSERT
                           Carlin Sochor         CSOCHOR
                           Donna Brown           DBROWN01
9120-9140,9190,            Carol Maeder          CMAEDER
9785,9786                  Michelle Schrader     MSCHRAD1         Glass                                   PNETGLAS

                           Susan Gessert         SGESSERT
                           Carlin Sochor         CSOCHOR
                           Donna Brown           DBROWN01
                           Carol Maeder          CMAEDER
9701-9770                  Michelle Schrader     MSCHRAD1         Glass                                   PNETGLAS

6401-6460                  Chris Hegler          CHEGLAR          Glass                                   PNETGLAS
E2101-E2218                Tracy Stuart          TSTUART          Worldwide Export Operations             PNETSO
Y8010                      Jerry Pompa           JPOMPA           Sheldon Road Plant                      PNETACD
Y8030                      Jerry Pompa           JPOMPA           Sheldon Road Plant                      PNETACD
Y8120                      Jerry Pompa           JPOMPA           Sheldon Road Plant                      PNETACD
Y8210                      Jerry Pompa           JPOMPA           Sheldon Road Plant                      PNETACD
Y8300,Y8310,Y8350,
Y8360,Y8680                Jerry Pompa           JPOMPA           Sheldon Road Plant                      PNETACD


Y8330,Y8340                Jerry Pompa           JPOMPA           Sheldon Road Plant                      PNETACD
Y8620,Y8800,Y8810          Jerry Pompa           JPOMPA           Sheldon Road Plant                      PNETACD
Y8670                      Jerry Pompa           JPOMPA           Sheldon Road Plant                      PNETACD


Y8XXX's                    Jerry Pompa           JPOMPA           Sheldon Road Plant                      PNETACD


820                        SY COLE               SCOLE3           Rental, Lease & Remarketing             PNETSO
821                        SY COLE               SCOLE3                                                   PNETSO



                                   26 OF 38

                           ALL APPROVED OR PEOPLENET



     DEPT.           OPS      ACCOUNT           REQUISITIONER            REQUISITIONER       FINANCE          FINANCE
      #              LOC      CHARGE                NAME                    PROFS ID          NAME            PROFS ID
                           (AIS) CODE*
-------------------------------------------------------------------------------------------------------------------------
                                              Jetty Sullivan             JSULLI20
                                              Kenny DeCay                KDECAY
                                              Curt Skaluba               CSKALUBA
                                              Al Bush                    ABUSH
   823               2450   25A-2744-PNET     Judy Godfrey               JGODFREY           Joe Welch         JWELCH
                                              Bob Bates                  RBATES3
                                              Jerry Homeszn              JHOMESZY
                                              Dick Poljan                RPOLJAN
                                              Brenda Bushaw              BBUSHAW
                                              Karen Breslin              KBRESLIN
   824               245O   25A-2744-PNET     Cathy Parsons              CPARSONS           Joe Welch         JWELCH
   828               2450   25A-2744-PNET     Roger Olsen                ROLSEN             Joe Welch         JWELCH
   829               2450   25A-2744-PNET     Andy McKinnon              AMCKINNO           Joe Welch         JWELCH
   927               2450   25A-2744-PNET     Georgianna Gensman         GGENSMAN           Toni Murinas      TMURINAS
                                              George Lowe                GLOWE
   253               2460   25A-2744-PNET     Fred Scipion               FSCIPION           Robert W. Smith   RSMITH17
                                              Mike Meade                 MMEADE
   280               2460   25A-2744-PNET     Bob Sandel                 RSANDEL            Robert W. Smilh   RSMITH17
   281               2460   25A-2744-PNET     Mike Meade                 MMEADE             Robert W. Smith   RSMITH17
                                              Mike Meade                 MMEADE
   282               2460   25A-2744-PNET     Kathryn White              KWHITE1            Robert W. Smith   RSMITH17
                                              Mike Meade                 MMEADE
   283               2460   25A-2744-PNET     Denise Achram              DACHRAM            Robert W. Smith   RSMITH17
                                              Mike Meade                 MMEADE
   284               2460   25A-2744-PNET     Kent Wikarski              KWIKARSK           Robert W. Smilh   RSMITH17
                                              Mike Meade                 MMEADE
   286               2460   25A-2744-PNET     Shane Rachedi              SRACHEDI           Robert W. Smith   RSMITH17
                                              Mike Meade                 MMEADE
   287               2460   25A-2744-PNET     Joe Crow                   JCROW              Robert W. Smith   RSMITH17
                                              Mike Meade                 MMEADE
   288               2460   25A-2744-PNET     Peter Salamon              PSALAMON           Robert W. Smith   RSMITH17
                            25A-2744-PNET
   301               2460   25A-2747-PNET     Geri Opera                 GOPERA             Tim Rumptz        TRUMPTZ
   251, 285          2460   25A-2744-PNET     George Lowe                GLOWE              Robert W. Smith   RSMITH17
   257, 259          2460   25A-2744-PNET     Joe Bradley                JBRADLEY           Robert W. Smith   RSMITH17
                                              Michael Warrillow          MWARRIL2
                                              Bud Fisher                 BFISHER
   860               2622   25C-2744-PNET     Warren Merz                WMERZ              Alan Bennett      ABENNETT
   874               2622   25C-2744-PNET     Les Ellis                  LELLIS             Alan Bennett      ABENNETT
                                              Bob Nolan                  RNOLAN
                                              Richard Furley             RFURLEY
                                              Bud Fisher                 BFISHER
   896               2622   25C-2744-PNET     Warren Merz                WMERZ              Alan Bennett      ABENNETT
                                              Bud Fisher                 BFISHER
   812-819,825, 835  2622   25C-2 44-PNET     Warren Metz                WMERZ              Alan Bennett      ABENNETT
                                              Bud Fisher                 BFISHER
                                              Warren Mefz                WMERZ
   820-837                  25C-2744-PNET     Michael Warrillow          MWARRIL2           Alan Bennett      ABENNETT
                                              John Russ                  JRUSS1
                                              Les Ellis                  LELLIS
                                              Dick Walker                DWALKER1
   870-872           2622   25C-2744-PNET     Gary Lonne                 GLONNE             Alan Bennett      ABENNETT
                            13-0933-PNET
                            25A-2744-PNET
   C001              2702   12-0970-PNET      Frank Macher               FMACHER            Terry Bolthouse   TBOLTHOU
                            13-0933-PNET
                            25A-2744-PNET
   C003              2702   12-0970-PNET      Jim Wynalek                JWYNALEK           Terry Bolthouse   TBOLTHOU
                            13-0933-PNET
                            25A-2744-PNET
   C009, C101        2702   12-0970-PNET      Roger Saillant             RSAILLAN           Terry Bolthouse   TBOLTHOU
                            13-0933-PNET
                            25A-2744-PNET
   C026              2702   12-0970-PNET      Larry Kozanowski           LKAZANOW           Terry Bolthouse   TBOLTHOU
                            13-0933-PNET
                            25A-2744-PNET     Tom Weaver                 TWEAVER1
   C030              2702   12-0970-PNET      Joginder Singh             JSINGH5            Terry Bolthouse   TBOLTHOU



     DEPT.                   HR                  HR                     ACTIVITY                MAILBOX
      #                     NAME             PROFS ID
---------------------------------------------------------------------------------------------------------

   823                   Sy Cole             SCOLE3        RL & RO                            PNETSO
   824                   Sy Cole             SCOLE3                                           PNETSO
   828                   Sy Cole             SCOLE3                                           PNETSO
   829                   Sy Cole             SCOLE3                                           PNETSO
   927                   Trish Harris        THARRIS4      Ford Division                      PNETSO
   253                   Peter Werthmann     PWERTHMA      Vehicle Service & Programs         PNETSO
   280                   Peter Werthmann     PWERTHMA      Vehicle Service & Programs         PNETSO
   281                   Peter Werthmann     PWERTHMA      Vehicle Service & Programs         PNETSO
   282                   Peter Werthmann     PWERTHMA      Vehicle Service & Programs         PNETSO
   283                   Peter Werthmann     PWERTHMA      Vehicle Service & Programs         PNETSO
   284                   Peter Werthmann     PWERTHMA      Vehicle Service & Programs         PNETSO
   286                   Peter Werthmann     PWERTHMA      Vehicle Service & Programs         PNETSO
   287                   Peter Werthmann     PWERTHMA      Vehicle Service & Programs         PNETSO
   288                   Peter Werthmann     PWERTHMA      Vehicle Service & Programs         PNETSO
   301                   Don Vincent         DVINCIENT     TSO                                PNETSO
   251, 285              Peter Werthmann     PWERTHMA      Vehicle Service & Programs         PNETSO
   257, 259              Peter Werthmann     PWERTHMA      Vehicle Service & Programs         PNETSO
   860                   Gwynne Jennings     GJENNING      PS & L                             PNETSO
   874                   Joan Treves         JTREVES       PS & L                             PNETSO
                         Gwynne Jennings     GJENNING      PS & L                             PNETSO
   896                   Joan Treves         JTREVES       PS & L                             PNETSO
   812-819,825, 835      Gwynne Jennings     GJENNING      PS & L                             PNETSO
   820-837               Gwynne Jennings     GJENNING      PS & L                             PNETSO
   870-872               Joan Treves         JTREVES       PS & L                             PNETSO
   C001                  John Tebben         JTEBBEN       Automotive Component Division      PNETACD
   C003                  Dave Kehlinger      DKOHLIN       Automotive Component Division      PNETACD
   C009, C101            TBD                 TBD           Automotive Component Division      PNETACD
   C026                  Lucille Berkowski   LEBERKOWS     Automotive Component Division      PNETACD
   C030                  John Levens         JLEVENS       Automotive Component Division      PNETACD

                                   27 OF 38

                          ALL APPROVERS FOR PEOPLENET



                              ACCOUNT
DEPT          OPS             CHARGE                 REQUISITIONER        REQUISITIONER           FINANCE             FINANCE
 #            LOC           [AIS]CODE*                    NAME              PROFS ID                 NAME             PROFS ID
--------------------------------------------------------------------------------------------------------------------------------
                          13-0933-PNET
                          25A-2744-PNET
C40             2702      12-0970-PNET              Larry Kazanowski       LKAZANOW        Terry Bolthouse            TBOLTHOU

                          13-0933-PNET
                          25A-2744-PNET
C050            2702      12-0970-PNET              Frank Croskey          FCROSKEY        Terry Bolthouse            TBOLTHOU

                          13-0933-PNET
                          25A-2744-PNET
C060            2702      12-0970-PNET              Gary Vander Haagen     GVANDER1        Terry Bolthouse            TBOLTHOU

                          13-0933-PNET
                          25A-2744-PNET
C082            2702      12-0970-PNET              Dave Doster            DDOSTER         Terry Bolthouse            TBOLTHOU

                          13-0933-PNET
                          25A-2744-PNET
C083            2702      12-0970-PNET              Terry Schaefer         TSCHAEFE        Terry Bolthouse            TBOLTHOU

                          13-0933-PNET
                          25A-2744-PNET
C084            2702      12-0970-PNET              Jim Buczkowsld         JBUCZKOW        Terry Bolthouse            TBOLTHOU

                          13-0933-PNET
                          25A-2744-PNET
C085            2702      12-0970-PNET              Rohintan Deputy        RDEPUTY         Terry Bolthouse            TBOLTHOU

C110            2702      25A-2744-PNET             Joe Sadowski           JSADOWSKI       Mark Caldwell              MCALDWE3

C111            2702      25A-2744-PNET             Max Supica             MSUPICA         Mark Caldwell              MCALDWE3

C122            2702      25A-2744-PNET             Keith Garvey           KGARVEY         Mark Caldwell              MCALDWE3

C123            2702      25A-2744-PNET             Rob Howell             RHOWELL         Mark Caldwell              MCALDWE3

C124            2702      25A-2744-PNET             Dave Bent              DBENT           Mark Caldwell              MCALDWE3

C125            2702      25A-2744-PNET             Lewis Lyons            LLYONS          Mark Caldwell              MCALDWE3

C130            2702      25A-2744-PNET             Dan Beck               DBECK           Mark Caldwell              MCALDWE3

C131            2702      25A-2744-PNET             Jeanne Evans           JEVANS2         Mark Caldwell              MCALDWE3

C132            2702      25A-2744-PNET             Dave Lazor             DLAZOR          Mark Caldwell              MCALDWE3

C133            2702      25A-2744-PNET             Ted Kucemba            TKUCEMBA        Mark Caldwell              MCALDWE3

C134            2702      25A-2744-PNET             Daniel DiSebastian     DDISEBAS        Mark Caldwell              MCALDWE3

C135            2702      25A-2744-PNET             John Haldane           JHALDANE        Mark Caldwell              MCALDWE3

C136            2702      25A-2744-PNET             Tom Guldberg           TGULDBER        Mark Caldwell              MCALDWE3
                                                    Steve Nehez            SNEHEZ
C137            2702      25A-2744-PNET             Curt Brainar           CBRAINAR        Mark Caldwell              MCALDWE3

C150            2702      25A-2744-PNET             Ken Miller             KMILLER5        Mark Caldwell              MCALDWE3

C151            2702      25A-2744-PNET             Bob Russell            BRUSSELL        Mark Caldwell              MCALDWE3

C152            2702      25A-2744-PNET             Gerald Hodappp         GHODAPP         Mark Caldwell              MCALDWE3

C153            2702      25A-2744-PNET             Jim Corwin             JCORWIN         Mark Caldwell              MCALDWE3

C160 - C170     2702      25A-2744-PNET             Michael Trist          MTRIST          Mark Caldwell              MCALDWE3

                          13-0933-PNET
                          25A-2744-PNET
C255            2702      12-0970-PNET                      TBD            TBD             Terry Bolthouse            TBOLTHOU

C080            2702      13-0933-PNET              Cliff Dawson           CDAWSON1        Terry Bolthouse            TBOLTHOU

                          13-0933-PNET
                          25A-2744-PNET
T1047           2702      12-0970-PNET                      TBD            TBD             TBD                        TBD

                          13-0933-PNET
                          25A-2744-PNET
C100            2712      12-0970-PNET              Eugene Greenstein      EGREENST        Terry Bolthouse            TBOLTHOU

                          13-0933-PNET              Harry Luscombe         HLUSCOMB
                          25A-2744-PNET             Jack Glaser            JGLASER         Harry Luscombe             HLUSCOMB
H0010-H0070     2714      12-0970-PNET              Chris King (B/UP)      CKING(B/UP)     Wade Davis                 WDAVIS1

C23             5001      25A-2744-PNET             Joan Brining           JBRINING        Toni Murinas               TMURINAS
                                                    Gary Bell              GBELL1
                                                    Steve Fairfield        SFAIRFIE
                                                    Bob Hynous             RHYNOUS
                          13-0970-PNET(C)           Joan Curley            JCURLEY
J1050           5001      13-0978-PNET(I.S.)        Tim Kraftson           TKRAFTSO        Ken Hagen                  KHAGEN

                          13-0970-PNET(C)
J1100           5001      13-0978-PNET(I.S.)        Bud Mathaisei          BMATHAIS        Wayne McLeroy              WMCELROY

                          13-0970-PNET(C)
J1200           5001      13-0978-PNET(I.S.)        Pat Valant             PVALANT         Bob Hynous                 RHYNOUS

                          13-0970-PNET(C)           Teri Takai             TTAKAI
J1210           5001      13-0978-PNET(I.S.)        Tom Karks              TMARKS          Bob Buszka                 RBUSZKA

                          13-0970-PNET(C)           Lee Hollman            LHOLLMAN
J1211           5001      13-0978-PNET(I.S.)        Teri Takai             TTAKAI          Bob Buszka                 RBUSZKA






DEPT                 HR                     HR                        ACTIVITY                MAILBOX
 #                  NAME                 PROFS ID
-----------------------------------------------------------------------------------------------------


C040          Paul Bartkowisk            PBARTKOW        Automotive Component Division        PNETACD



C050          TBD                        TBD             Automotive Component Division        PNETACD



C060          John Tebben                JTEBBEN         Automotive Component Division        PNETACD



C082          Susan Napoleone            SNAPOLEO        Automotive Component Division        PNETACD



C083          Susan Napoleone            SNAPOLEO        Automotive Component Division        PNETACD



C084          Susan Napoleone            SNAPOLEO        Automotive Component Division        PNETACD



C085          Susan Napoleone            SNAPOLEO        Automotive Component Division        PNETACD

C110          David Cook                 DCOOK11         APO                                  PNETACD

C111          David Cook                 DCOOK11         APO                                  PNETACD

C122          TBD                        TBD             APO                                  PNETACD

C123          Anne Marie DeGrazia        ADEGRAZI        ACD Technical Services               PNETACD

C124          Anne Marie DeGrazia        ADEGRAZI        APO                                  PNETACD

C125          TBD                        TBD             APO                                  PNETACD

C130          Malcolm Suber              MSUBER          APO                                  PNETACD

C131          Malcolm Suber              MSUBER          APO                                  PNETACD

C132          Malcolm Suber              MSUBER          APO                                  PNETACD

C133          Malcolm Suber              MSUBER          APO                                  PNETACD

C134          Malcolm Suber              MSUBER          APO                                  PNETACD

C135          Malcolm Suber              MSUBER          APO                                  PNETACD

C136          Malcolm Suber              MSUBER          APO                                  PNETACD

C137          Malcolm Suber              MSUBER          APO                                  PNETACD

C150          Terry Patterson            TPATTER4        APO                                  PNETACD

C151          Terry Patterson            TPATTER4        APO                                  PNETACD

C152          Terry Patterson            TPATTER4        APO                                  PNETACD

C153          Terry Patterson            TPATTER4        APO                                  PNETACD

C160 - C170   Terry Patterson            TPATTER4        APO                                  PNETACD


                                                                                              PNETACD
C255          Diana Skalski              DSKALSKI                                             PNETACD

C080          Susan Napoleone            SNAPOLEO                                             PNETACD



T1047         Fred Kansier               FKANSIER                                             PNETACD



C100          Rose DeFerraris            RDEFERRA        Utica Plant                          PNETACD

              Judy Crocenzi              JCROCENZ
              Jean Grande                HGRANDE1
H0010-H0070   Paul Nowicki               PNOWICKI        Chesterfield Plant                   PNETACD

C23           Mary Caufield              MCAUFIE                                              PNETSO




J1050         Kathy Dunn                 KDUNN           Finance                              PNETLEAD


J1100         Carole Cluney              MCLUNEY         Process Leadership                   PNETLEAD


J1200         Sarah Orwig                SORWIG          Manufacturing Systems                PNETLEAD


J1210         Sarah Orwig                SORWIG          Manufacturing Systems                PNETLEAD


J1211         Sarah Owig                 SORWIG          Manufacturing Systems                PNETLEAD

                                   28 OF 38

                          ALL APPROVERS FOR PEOPLENET

                                  ACCOUNT             REQUISITION             REQUISITION         FINACE
         DEPT           OPS       CHARGE                PROFS II                PROFS II          NAME
          #             LOC      (ATS) CODE*
--------------------------------------------------------------------------------------------------------------
                                13-0970-PNET(C)     Horst Glerlich             HGIERLT1
       J1212             5001   13-0978-PNET(I.S.)  Teri TakaI                 TTAKAI            Bob Buszka
                                13-0970-PNET(C)     Lynn Phillips              LPHILLIP
       J1213             5001   13-0978-PNET(I.S.)  Teri Takai                 TTAKAI            Bob Buszka
                                13-0970-PNET(C)     Dave Filkin                DFILIKIN
       J1214             5001   13-0978-PNET(I.S.)  Teri Takai                 TTAKAI            Bob Buszka
                                13-0970-PNET(C)     Tom Marks                  TMARKS
       J1215             5001   13-0978-PNET(I.S.)  Teri Takai                 TTAKA1            Bob Buszka
                                13-0970-PNET(C)
       J1216, J1219      5OO1   13-0978-PNET(I.S.)  Teri Takai                 TTAKAl            Bob Buszka
                                13-0970-PNET(C)
       J1220 - 1229      5001   13-0978-PNET(I.S.)  John Saville               JSAVILLE          Chuck Mitchell
                                13-0970-PNET(C)     Wilfried Peters            WPETTERS
       J1222             5001   13-0978-PNET(I.S.)  John Saville               JSAVILLE          Chuck Mitchell
                                13-0970-PNET(C)     Bob D'Angelo               RDANGELO
       J1224             5001   13-0978-PNET(I.S.)  John Saville               JSAVILLE          Chuck Mitchell
                                13-0970-PNET(C)     Werner Schulze             WSCHWER1
       J1225             5001   13-0978-PNET(I.S.)  John Saville               JSAVILLE          Chuck Mitchell
                                13-0970-PNET(C)
       J1240,J1249       5001   13-0978-PNET(I.S.)  Rod Edwards                REDWARD1          Cathy Myers
                                                    Bill Herbert               WHERBERT
                                13-0970-PNET(C)     Jim Cnossen                JCNOSSEN
       J1241             5001   13-0978-PNET(I.S.)  Rod Edwards                REDWARD1          Cathy Myers
                                13-0970-PNET(C)     Bill Fairclough            WFAIRCLO
       J1242             5001   13-0978-PNET(I.S.)  Rod Edwards                REDWARD1          Cathy Myers
                                13-0970-PNET(C)     Ishmael White              IWHITE1
       J1243             5001   13-0978-PNET(I.S.)  Rod Edwards                REDWARD1          Cathy Myers
                                13-0970-PNET(C)     John Woods                 JWOODS
       J1244             5001   13-0973-PNET(I.S.)  Rod Edwards                REDWARD1          Cathy Myers
                                13-0970-PNET(C)     Tom Pate                   TPATE
       J1245             5001   13-0978-PNET(I.S.)  Rod Edwards                REDWARD1          Cathy Myers
                                13-0970-PNET(C)     Steve Paschen              SPASCHEN
       J1246             5001   13-0978-PNET(I.S.)  Rod Edwards                REDWARD1          Cathy Myers
                                13-0970-PNET(C)     Bob Verbal                 BVERBAL
       J1247             5001   13-0978-PNET(I.S.)  Rod Edward                 REDWARD1          Cathy Myers
                                                    Rod Edwards                REDWARD1
                                                    Lois Jared                 LJARED            Bob Ellison
       J1248-            5001   13-0978-PNET        Cathy Myers                CMYERS4           Bob Hynous
                                13-0970-PNET(C)
       J1250             5001   13-0978-PNET(I.S.)  Brian Buersmeyer           BBUERSME          Chuck Mitchell
                                13-0970-PNET(C)
       J1251-J1259,J1551 5001   13-0978-PNET(I.S.)  Ken Szczerba               KSZCZERB          Chuck Mitchell
                                                    Frank Faron                FFARON
                                13-0970-PNET(C)     Lew Lyons                  LLYONS
       J1255             5001   13-0978-PNET(I.S.)  Ken Szczerba               KSZCZERB          Chuck Mitchell
                                13-0970-PNET(C)
       J1265             5001   13-0978-PNET(I.S.)  Fernando Duran             FDURAN            Gwen Bynum
                                13-0970-PNET(C)
       J1270             5001   13-0978-PNET(I.S.)  Brian Patterson            BPATTERS          Chuck Mitchell
                                13-0970-PNET(C)
       J1275             5001   13-0978-PNET(I.S.)  Pepe Sanchez               RSANCHE1          Chuck Mitchell
                                13-0970-PNET(C)
       J1280             5001   13-0978-PNET(I.S.)  Dave Essig                 DESSIG            Chuck Mitchell
                                13-0970-PNET(C)
       J1300             5001   13-0978-PNET(I.S.)  Dave Alexander             DALEXAN3          Dave Alexander
                                13-0970-PNET(C)
       J1310             5001   13-0978-PNET(I.S.)  Bronya Lerman              BLERMAN           Mike Smith
                                13-0970-PNET(C)
       J1314             5001   13-0978-PNET(I.S.)  Shelly Patterson           SPATTERS          Mike Smith
                                13-0970-PNET(C)     William Boger              WBOGER
       J1320             5001   13-0976-PNET(I.S)   Louise Abbott              LABBOTT           Annette Dapprich
                                13-0970-PNET(C)
       J1321 - J1324     5001   13-0978-PNET(I.S.)  William Boger              WBOGER            Annette Dapprich
                                13-0970-PNET(C)
       J1330             5001   13-0978-PNET(I.S.)  J. Mumford                 JMUMFORD          Annette Dapprich




  DEPT                 FINANCE           HR               HR           ACTIVITY                        MAILBOX
   #                   PROFS II         NAME              NAME
------------------------------------------------------------------------------------------------------------------
J1212                  RBUSZKA        Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1213                  RBUSZKA        Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1214                  RBUSZKA        Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1215                  RBUSZKA        Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1216, J1219           RBUSZKA        Sarah Orwig          SORWIG        Manufacturing Systems             PNFTLEAD

J1220 - 1229           CMITCHE1       Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1222                  CMITCHE1       Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1224                  CMITCHE1       Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1225                  CMITCHE1       Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1240,J1249            CMYERS4        Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD


J1241                  CMYERS4        Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1242                  CMYERS4        Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1243                  CMYERS4        Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1244                  CMYERS4        Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1245                  CMYERS4        Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1246                  CMYERS4        Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1247                  CMYERS4        Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

                       RELLISON
J1248                  RHYNOUS        Sarah Orwig          SORW1G        Manufacturing Systems             PNETLEAD

J1250                  CMITCHE1       Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1251-J1259,J155       CMITCHE1       Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1255                  CMITHCE1       Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1265                  GBYNUM         Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1270                  CMITCHE1       Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1275                  CMITCHE1       Sarah Orwig          SORW1G        Manufacturing Systems             PNETLEAD

J1280                  CMITCHE1       Sarah Orwig          SORWIG        Manufacturing Systems             PNETLEAD

J1300                  DALEXAN3       Harry Breniser       HBRENISE      Process Leadership                PNETLEAD

J1310                  MSMITH24       Harry Breniser       HBRENISE      CAE Systems                       PNETLEAD

J1314                  MSMITH24       Harry Breniser       HBRENISE      CAE Systems                       PNETLEAD

J1320                  ADAPPRIC       Harry Breniser       HBRENISE      CAE/CAM/PIM                       PNETLEAD

J1321 - J1324          ADAPPRIC       Harry Breniser       HBRENISE      Quality & Product Info Systems    PNETLEAD

J1330                  ADAPPRIC       Harry Breniser       HBRENISE      Quality & Product Info Systems    PNETLEAD




                                   29 OF 38

                         ALL APPROVERS FOR PEOPLENET


                                ACCOUNT
DEPT.       OPS                  CHARGE               REQUISITIONER         REQUISITIONER          FINANCE               FINANCE
  #         LOC                [AIS]CODE*                  NAME                  PROFS ID            NAME                PROFS ID
----------------------------------------------------------------------------------------------------------------------------------
                                                      Mary Monroe           MMONROE
                                                      L. Quagliotto         LQUAGLIO
                                                      J. Cioma              JCIOMA
                                                      M. Pierson            MPIERSON
                                                      J. Eliasz             JELIASZ
                                                      Roger Buss            RBUSS
                            13-0970-PNET(C)           Vira Conley           VCONLEY
J1331        5001           13-0978-PNET(I.S.)        Tim Cavanaugh         TCAVANAU            Annette Dapprich          ADAPPRIC

                                                      Nigel Booth           NBOOTH1
                                                      R. Fernandez          RFERNAND
                                                      T. Krolikowski        TKROLIKO
                                                      A. Knaus              AKNAUS
                                                      G. Price              GPRICE
                                                      Arun Kumar            AKUMAR
                                                      Don Warner            DWARNER
                                                      Roy Rogers            RROGERS5
                                                      Paula Krause          PKRAUSE
                            13-0970-PNET(C)           Tom Vitale            TVITALE
J1332        5001           13-0978-PNET(I.S.)        Mike Casey            MCASEY              Annette Dapprich          ADAPPRIC
                            13-0970-PNET(C)
J1333        5001           13-0978-PNET(I.S.)        Mary Monroe           MMONROE             Annette Dapprich          ADAPPRIC
                            13-0970-PNET(C)
J1334        5001           13-0978-PNET(I.S.)        R. Derderian          RDERDERI            Annette Dapprich          ADAPPRIC
                            13-0970-PNET(C)
J1337        5001           13-0978-PNET(I.S.)        M. Achorn             MACHORN             Annette Dapprich          ADAPPRIC
                            13-0970-PNET(C)
J1338        5001           13-0978-PNET(I.S.)        B. Ault               BAULT               Annette Dapprich          ADAPPRIC
                            13-0970-PNET(C)
J1360        5001           13-0978-PNET(I.S.)        John Seymour          JSEYMOUR            Annette Dapprich          ADAPPRIC
                            13-0970-PNET(C)
J1370        5001           13-0978-PNET(I.S.)        John Seymour          JSEYMOUR            Annette Dapprich          ADAPPRIC
                                                      Bob Berk              BBERK
                            13-0970-PNET(C)           Matt Wyman            MWYMAN
J1380        5001           13-0978-PNET(I.S.)        Richard Riff          RRIFF               Mike Smith                MSMITH24
J1502        5001           13-0978-PNET(I.S.)        Bob Seidl             RSEIDL              Betty Jane Amman          BAMMAN
                            25A-2744-PNET
J3526        5001           25G-2744-PNET             Mike Knox             MKNOX               Judy Gantner              JGANTNER
                                                      Dale Autio            DAUTIO
                                                      Casey Haam            CHAAM
                                                      Jim Smith             JSMITH12
J3530        5001           25A-2744-PNET             Mike Kanny            MKANNY              Dan Meyer                 DMEYER1
                             13-0933-PNET
                            25A-2744-PNET
C020         5100            12-0970-PNET              Dave Schwab           DSCHWAB             Terry Bolthouse           TBOLTHOU
                             13-0933-PNET
                            25A-2744-PNET
C070         5100            12-0970-PNET              Lou Miller            LMILLER1            Terry Bolthouse           TBOLTHOU
                             13-0933-PNET
                            25A-2744-PNET
C401         5100            12-0970-PNET              Dave Cooper           DCOOPER4            Terry Bolthouse           TBOLTHOU
                             13-0933-PNET
                            25A-2744-PNET
C402         5100            12-0970-PNET              Bill Flatt            BFLATT              Terry Bolthouse           TBOLTHOU
                             13-0933-PNET
                            25A-2744-PNET
C403         5100            12-0970-PNET              Andy Darmani          ADARMANI            Terry Bolthouse           TBOLTHOU
                             13-0933-PNET
                            25A-2744-PNET
C404         5100            12-0970-PNET              Dale Moore            DMOORE4             Terry Bolthouse           TBOLTHOU
                             13-0933-PNET
                            25A-2744-PNET
C405         5100            12-0970-PNET              Dennis Lex            DLEX                Terry Bolthouse           TBOLTHOU
                             13-9333-PNET
                            25A-2744-PNET
C406         5100            12-0970-PNET              Aaron Wisniewski      AWISNIEW            Terry Bolthouse           TBOLTHOU
                             13-0933-PNET
                            25A-2744-PNET
C407         5100            12-0970-PNET              Dave Hildreth         DHILDRET            Terry Bolthouse           TBOLTHOU





DEPT.            HR                            HR                   ACTIVITY                        MAILBOX
  #             NAME                        PROFS ID
-------------------------------------------------------------------------------------------------------------







J1331         Harry Breniser                HBRENISE     Quality & Product Info Systems             PNETLEAD











J1332         Harry Breniser                HBRENISE     Quality & Product Info Systems             PNETLEAD

J1333         Harry Breniser                HBRENISE     Quality & Product Info Systems             PNETLEAD

J1334         Harry Breniser                HBRENISE     Quality & Product Info Systems             PNETLEAD

J1337         Harry Breniser                HBRENISE     Quality & Product Info Systems             PNETLEAD

J1338         Harry Breniser                HBRENISE     Quality & Product Info Systems             PNETLEAD

J1360         Harry Breniser                HBRENISE     Quality & Product Info Systems             PNETLEAD

J1370         Harry Breniser                HBRENISE     VC Systems                                 PNETLEAD


J1380         Harry Breniser                HBRENISE     VC Systems                                 PNETLEAD
J1502         Frank Stobbe                  FSTOBBE      Technical Services                         PNETLEAD

J3526         Linda Freitag                 LFREITA      Corporate Finance                          PNETFAO



J3530         John Ewald                    JEWALD       Corporate Finance                          PNETFAO


C020          Susan Napoleone               SNAPOLEO                                                PNETACD

              Anne Marie Degrazia           ADEGRAZI
C070          Lucy Berkowski                LBERKOWS                                                PNETACD


C401          Anne Marie Degrazia           ADEGRAZI                                                PNETACD


C402          Anne Marie Degrazia           ADEGRAZI                                                PNETACD

              Vern Horstman                 VHORSTMA
C403          Lucy Berkowski                LBERKOWS                                                PNETACD

              Vern Horstman                 VHORSTMA
C404          Lucy Berkowski                LBERKOWS                                                PNETACD

              Vern Horstman                 VHORSTMA
C405          Lucy Berkowski                LBERKOWS                                                PNETACD

              Vern Horstman                 VHORSTMA
C406          Lucy Berkowski                LBERKOWS                                                PNETACD

              Vern Horstman                 VHORSTMA
C407          Lucy Berkowski                LBERKOWS                                                PNETACD

                                   30 OF 38

                         ALL APPROVERS FOR PEOPLENET

Dept.        Ops        Account
 #           Loc        Charge        Requisitioner   Requisitioner     Finance           Finance           HR
                      (AIS) Code*         Name          Profs ID         Name             Profs ID         Name
------------------------------------------------------------------------------------------------------------------------------
                     13-0933-PNET
                     25A-2744-PNET
C409         5100    12-0970-PNET    Carlos Hernandez   CHERNAND      Terry Bolthouse     TBOLTHOU     Anne Marie DeGrazia
                     13-0933-PNET
                     25A-2744-PNET
C414         5100    12-0970-PNET    Jay Baker          JBAKER6       Terry Bolthouse     TBOLTHOU     Malcom Suber
                     13-0933-PNET
                     25A-2744-PNET
C415         5100    12-0970-PNET    Bill Mikkelsen     WMIKKEL1      Terry Bolthouse     TBOLTHOU     Anne Marie DeGrazia
                     13-0933-PNET
                     25A-2744-PNET
C417         5100    12-0970-PNET    Dennis Smith       DSMITH25      Terry Bolthouse     TBOLTHOU     Vern Horstman
                     13-0933-PNET
                     25A-2744-PNET
C418         5100    12-0970-PNET           TBD           TBD             TBD                TBD       Vern Horstman
                     13-0933-PNET
                     25A-2744-PNET
C419         5100    12-0970-PNET           TBD           TBD             TBD                TBD       Vern Horstman
                     13-0933-PNET
                     25A-2744-PNET
G003         5100    12-0970-PNET    Tim Tiernan        TTIERNAN      Craig Smith         CSMITH10     David Koehlinger
                     13-0933-PNET
                     25A-2744-PNET
G004         5100    12-0970-PNET    Tom Miree          TMIREE        Craig Smith         CSMITH10     David Koehlinger
                     13-0933-PNET
                     25A-2744-PNET
G005, G705   5100    12-0970-PNET    Ira Russell        IRUSSELL      Craig Smith         CSMITH10     David Koehlinger
                     13-0933-PNET
                     25A-2744-PNET
G006         5100    12-0970-PNET    Dennis Henderson   DHENDER1      Craig Smith         CSMITH10     David Koehlinger
                     13-0933-PNET
                     25A-2744-PNET
G007         5100    12-0970-PNET    Jim Grzybowski     JGRZYBOW      Craig Smith         CSMITH10     David Koehlinger
                     13-0933-PNET
                     25A-2744-PNET
G008         5100    12-0970-PNET    Hugh Buchanan      HBUCHANA      Craig Smith         CSMITH10     David Koehlinger
                     13-0933-PNET
                     25A-2744-PNET                                                                     George Johnson
G100         5100    12-0970-PNET    Bill Caldwell      WCALDWELL     Craig Smith         CSMITH10     David Cook
                     13-0933-PNET
                     25A-2744-PNET                                                                     George Johnson
G101         5100    12-0970-PNET    Mike Sammut        MSAMMUT       Craig Smith         CSMITH10     David Cook
                     13-0933-PNET
                     25A-2744-PNET                                                                     George Johnson
G102         5100    12-0970-PNET    Joe Uhl            JUHL          Craig Smith         CSMITH10     David Cook
                     13-0933-PNET
                     25A-2744-PNET                                                                     George Johnson
G103         5100    12-0970-PNET    William Schwark    WSCHWARK      Craig Smith         CSMITH10     David Cook
                     13-0933-PNET
                     25A-2744-PNET                                                                     George Johnson
G104         5100    12-0970-PNET    Larry Maier        LMAIER        Craig Smith         CSMITH10     David Cook
                     13-0933-PNET
                     25A-2744-PNET                                                                     George Johnson
G105         5100    12-0970-PNET    Elaine Haas        EHAAS         Craig Smith         CSMITH10     David Cook
                     13-0933-PNET
                     25A-2744-PNET                                                                     George Johnson
G106         5100    12-0970-PNET    Tom Bryans         TBRYANS       Craig Smith         CSMITH10     David Cook
                     13-0933-PNET
                     25A-2744-PNET                                                                     George Johnson
G107         5100    12-0970-PNET    Ron Waterloo       RWATERLO      Craig Smith         CSMITH10     David Cook
                     13-0933-PNET
                     25A-2744-PNET                                                                     George Johnson
G111         5100    12-0970-PNET    Ralph Youngblood   RYOUNGBL      Craig Smith         CSMITH10     David Cook
                     13-0933-PNET
                     25A-2744-PNET                                                                     George Johnson
G112         5100    12-0970-PNET    Debra Yeager       DYEAGER1      Craig Smith         CSMITH10     David Cook





Dept.          HR
 #          Profs ID              Activity                     Mailbox

------------------------------------------------------------------------

C409          ADEGRAZI                                           PNETACD


C414          MSUBER                                             PNETACD


C415          ADEGRAZI                                           PNETACD


C417          VHORSTMA                                           PNETACD


C418          VHORSTMA                                           PNETACD


C419          VHORSTMA                                           PNETACD


G003          DKOEHLIN         Automotive Component Division     PNETACD


G004          DKOEHLIN         Automotive Component Division     PNETACD


G005, G705    DKOEHLIN         Automotive Component Division     PNETACD


G006          DKOEHLIN         Automotive Component Division     PNETACD


G007          DKOEHLIN         Automotive Component Division     PNETACD


G008          DKOEHLIN         Automotive Component Division     PNETACD

              GJOHNSO2
G100          DCOOK11          Automotive Component Division     PNETACD

              GJOHNSO2
G101          DCOOK11          Automotive Component Division     PNETACD

              GJOHNSO2
G102          DCOOK11          Automotive Component Division     PNETACD

              GJOHNSO2
G103          DCOOK11          Automotive Component Division     PNETACD

              GJOHNSO2
G104          DCOOK11          Automotive Component Division     PNETACD

              GJOHNSO2
G105          DCOOK11          Automotive Component Division     PNETACD

              GJOHNSO2
G106          DCOOK11          Automotive Component Division     PNETACD

              GJOHNSO2
G107          DCOOK11          Automotive Component Division     PNETACD

              GJOHNSO2
G111          DCOOK11          Automotive Component Division     PNETACD

              GJOHNSO2
G112          DCOOK11          Automotive Component Division     PNETACD



                                    31 of 38

                          ALL APPROVERS FOR PEOPLENET

Dept.                Ops       Account
 #                   Loc       Charge        Requisitioner   Requisitioner     Finance           Finance           HR
                             (AIS) Code*         Name          Profs ID         Name             Profs ID         Name
--------------------------------------------------------------------------------------------------------------------------------
                            13-0933-PNET
                            25A-2744-PNET                                                                     George Johnson
G113                5100    12-0970-PNET    Doug Park          DPARK1        Craig Smith         CSMITH10     David Cook

                                                                                                              George Johnson
G116 - G118         5100    13-1050P-G3     Ron Waterloo       RWATERLO      Craig Smith         CSMITH10     David Cook

                            13-0933-PNET
                            25A-2744-PNET
G200                5100    12-0970-PNET    Bill Mayes         WMAYES        Craig Smith         CSMITH10     David Koehlinger

                            13-0933-PNET
                            25A-2744-PNET
G201                5100    12-0970-PNET    Bob Carlisle       RCARISL       Craig Smith         CSMITH10     David Koehlinger

                            13-0933-PNET
                            25A-2744-PNET
G202                5100    12-0970-PNET    Kwang Park         KPARK         Craig Smith         CSMITH10     David Koehlinger

                            13-0933-PNET
                            25A-2744-PNET
G204                5100    12-0970-PNET    Don Burch         DBURCH         Craig Smith         CSMITH10     David Koehlinger

                            13-0933-PNET
                            25A-2744-PNET
G205                5100    12-0970-PNET    Ed Trudeau        ETRUDEAU       Craig Smith         CSMITH10     David Koehlinger

                            13-0933-PNET
                            25A-2744-PNET
G207                5100    12-0970-PNET    Vito Curcuru      VCURCURU       Craig Smith         CSMITH10     David Koehlinger

                            13-0933-PNET
                            25A-2744-PNET
G209                5100    12-0970-PNET    Jeff Erlon        JERION         Craig Smith         CSMITH10     David Koehlinger

                            13-0933-PNET
                            25A-2744-PNET                                                                     Vern Horstman
G300                5100    12-0970-PNET    Steve Davis       SDAVIS4        Craig Smith         CSMITH10     Tricia Driver

                            13-0933-PNET
                            25A-2744-PNET                                                                     Vern Horstman
G301                5100    12-0970-PNET    John Barkley      JBARKLE1       Craig Smith         CSMITH10     Tricia Driver

                            13-0933-PNET
                            25A-2744-PNET                                                                     Vern Horstman
G306                5100    12-0970-PNET    Larry Suchyta     LSUCHYTA       Craig Smith         CSMITH10     Tricia Driver

                            13-0933-PNET
                            25A-2744-PNET                                                                     Vern Horstman
G307                5100    12-0970-PNET    Bill Kaiser       BKAISER        Craig Smith         CSMITH10     Tricia Driver

                            13-0933-PNET
                            25A-2744-PNET                                                                     Vern Horstman
G308                5100    12-0970-PNET    John Busch       JBUSCH          Craig Smith         CSMITH10     Tricia Driver

                            13-0933-PNET
                            25A-2744-PNET                                                                     Vern Horstman
G309                5100    12-0970-PNET    Bill Diedrich    WDIEDRIC        Craig Smith         CSMITH10     Tricia Driver

                            13-0933-PNET
                            25A-2744-PNET                                                                     Vern Horstman
G310                5100    12-0970-PNET    Ray Farah        RFARAH          Craig Smith         CSMITH10     Tricia Driver

                            13-0933-PNET
                            25A-2744-PNET                                                                     Vern Horstman
G311                5100    12-0970-PNET    Janilla Lee      JLEE            Craig Smith         CSMITH10     Tricia Driver

                            13-0933-PNET    Tom Nation       TNATION
                            25A-2744-PNET                                                                     Vern Horstman
G401                5100    12-0970-PNET                                     Craig Smith         CSMITH10     Tricia Driver

                            13-0933-PNET
                            25A-2744-PNET                                                                     Vern Horstman
G402                5100    12-0970-PNET    Ralph Emmons     REMMONS         Craig Smith         CSMITH10     Tricia Driver

                            13-0933-PNET
                            25A-2744-PNET                                                                     Vern Horstman
G403                5100    12-0970-PNET    Mark Winters     MWINTERS        Craig Smith         CSMITH10     Tricia Driver

                            13-0933-PNET
                            25A-2744-PNET
G601                5100    12-0970-PNET       TBD              TBD          Craig Smith         CSMITH10     Pamela Darin Pierce

                            13-0933-PNET
                            25A-2744-PNET                                                                     David Cook
G602                5100    12-0970-PNET    Jim Mazurek      JMAZURE1        Craig Smith         CSMITH10     George Johnson

G647-G469, G656     5100    13-0933-PNET    Len Tedesco      LTEDESCO        Craig Smith         CSMITH10     Carl Britsch



Dept.              HR                   Activity                  Mailbox
 #               Profs ID
---------------------------------------------------------------------------

                 GJOHNSO2
G113             DCOOK11         Automotive Component Division    PNETACD

                 GJOHNSO2
G116 - G118      DCOOK11         Automotive Component Division    PNETACD



G200             DKOEHLIN        Automotive Component Division    PNETACD



G201             DKOEHLIN        Automotive Component Division    PNETACD



G202             DKOEHLIN        Automotive Component Division    PNETACD



G204             DKOEHLIN        Automotive Component Division    PNETACD



G205             DKOEHLIN        Automotive Component Division    PNETACD



G207             DKOEHLIN        Automotive Component Division    PNETACD



G209             DKOEHLIN        Automotive Component Division    PNETACD


                 VHORSTMA
G300             TDRIVER         Automotive Component Division    PNETACD


                 VHORSTMA
G301             TDRIVER         Automotive Component Division    PNETACD


                 VHORSTMA
G306             TDRIVER         Automotive Component Division    PNETACD


                 VHORSTMA
G307             TDRIVER         Automotive Component Division    PNETACD


                 VHORSTMA
G308             TDRIVER         Automotive Component Division    PNETACD


                 VHORSTMA
G309             TDRIVER         Automotive Component Division    PNETACD


                 VHORSTMA
G310             TDRIVER         Automotive Component Division    PNETACD


                 VHORSTMA
G311             TDRIVER         Automotive Component Division    PNETACD


                 VHORSTMA
G401             TDRIVER         Automotive Component Division    PNETACD


                 VHORSTMA
G402             TDRIVER         Automotive Component Division    PNETACD


                 VHORSTMA
G403             TDRIVER         Automotive Component Division    PNETACD



G601             PPIERCE         Automotive Component Division    PNETACD


                 DCOOK11
G602             GJOHNSO2        Automotive Component Division    PNETACD

G647-G469, G656  CBRITSCH        Automotive Component Division    PNETACD



                                   32 of 38

                          ALL APPROVERS FOR PEOPLENET

Dept.               Ops        Account
 #                  Loc        Charge        Requisitioner     Requisitioner     Finance           Finance           HR
                             (AIS) Code*         Name            Profs ID         Name             Profs ID         Name
------------------------------------------------------------------------------------------------------------------------------------
                            13-0933-PNET
                            25A-2744-PNET
G650                5100    12-0970-PNET    Bob Haase           BHAASE1         Craig Smith         CSMITH10         TBD
                            13-0933-PNET
                            25A-2744-PNET
G651                5100    12-0970-PNET    Doug Sendelbach     DSANDELB        Craig Smith         CSMITH10     Pamela Darin Pierce

                            13-0933-PNET
                            25A-2744-PNET
G652                5100    12-0970-PNET    Dana Sims           DSIMS           Craig Smith         CSMITH10     Lori Schmitz

                            13-0933-PNET
                            25A-2744-PNET
G653                5100    12-0970-PNET    Dennis Rhee         DRHEE           Craig Smith         CSMITH10     Lori Schmitz

                            13-0933-PNET
                            25A-2744-PNET
G654                5100    12-0970-PNET    Margaret Woodhouse  DSIMS           Craig Smith         CSMITH10     Lori Schmitz

                            13-0933-PNET
                            25A-2744-PNET
G655                5100    12-0970-PNET    Howard Kell         HKELL           Craig Smith         CSMITH10     Lori Schmitz

                            13-0933-PNET
                            25A-2744-PNET
G657                5100    12-0970-PNET    Walt Clark          WCLARK3         Craig Smith         CSMITH10     Carl Britsch

                            13-0933-PNET
                            25A-2744-PNET
G658                5100    12-0970-PNET    Scott Simpson       SSIMPSO3        Craig Smith         CSMITH10     Carl Britsch

                            13-0933-PNET
                            25A-2744-PNET
G659                5100    12-0970-PNET    Bob Morris          RMORRIS1        Craig Smith         CSMITH10     Carl Britsch

                            13-0933-PNET
                            25A-2744-PNET
G660                5100    12-0970-PNET    Tom Gioia           TGIOIA          Craig Smith         CSMITH10     Pamela Darin Pierce

                            13-0933-PNET
                            25A-2744-PNET
G661                5100    12-0970-PNET    Mike Medvec         MMEDVEC         Craig Smith         CSMITH10     Pamela Darin Pierce

                            13-0933-PNET
                            25A-2744-PNET
G662                5100    12-0970-PNET    Bob Swanston        RSWANSTO        Craig Smith         CSMITH10     TBD

                            13-0933-PNET
                            25A-2744-PNET
G663                5100    12-0970-PNET    Michael Maloney     MMALONEY        Craig Smith         CSMITH10     Lori Schmitz

                            13-0933-PNET
                            25A-2744-PNET
G664                5100    12-0970-PNET    Dudley Wass         DWASS           Craig Smith         CSMITH10     Lori Schmitz

                            13-0933-PNET
                            25A-2744-PNET
G665                5100    12-0970-PNET          TBD              TBD          Craig Smith         CSMITH10     Cyndi Selke

                            13-0933-PNET
                            25A-2744-PNET                                                                        Lori Schmitz
G675                5100    12-0970-PNET    Doug Gress          DGRESS          Craig Smith         CSMITH10     David Cook

                            13-0933-PNET
                            25A-2744-PNET                                                                        Lori Schmitz
G676                5100    12-0970-PNET    Mark Turner         MTURNER4        Craig Smith         CSMITH10     David Cook

                            13-0933-PNET
G702, G703, G736-           25A-2744-PNET
G741                5100    12-0970-PNET    Bill Craft          WCRAFT          Craig Smith         CSMITH10     Gina Gaidikas

                            13-0933-PNET
                            25A-2744-PNET   Mike Bragalone       MBRAGALO
G706                5100    12-0970-PNET    Roger Saillant       RSAILLAN       Craig Smith         CSMITH10     Anne Marie DeGrazia

                            13-0933-PNET
                            25A-2744-PNET
G710, G713, G755    5100    12-0970-PNET    Eugene Greenstein    EGREENST       Craig Smith         CSMITH10     Gina Gaidikas

                            13-0933-PNET
                            25A-2744-PNET
G711                5100    12-0970-PNET    Don Fesko            MBARRON        Craig Smith         CSMITH10     Karen Strong

                            13-0933-PNET
                            25A-2744-PNET
G714                5100    12-0970-PNET    Roger Saillant       RSAILLAN       Craig Smith         CSMITH10     Karen Strong



Dept.              HR                      Activity                  Mailbox
 #                Profs ID

------------------------------------------------------------------------------


G650               TBD           Automotive Component Divisions      PNETACD



G651               PPIERCE       Automotive Component Divisions      PNETACD



G652               LSCHMITZ      Automotive Component Divisions      PNETACD



G653               LSCHMITZ      Automotive Component Divisions      PNETACD



G654               LSCHMITZ      Automotive Component Divisions      PNETACD



G655               LSCHMITZ      Automotive Component Divisions      PNETACD



G657               CBRITSCH      Automotive Component Divisions      PNETACD



G658               CBRITSCH      Automotive Component Divisions      PNETACD



G659               CBRITSCH      Automotive Component Divisions      PNETACD



G660               PPIERCE       Automotive Component Divisions      PNETACD



G661               PPIERCE       Automotive Component Divisions      PNETACD



G662               TBD           Automotive Component Divisions      PNETACD



G663               LSCHMITZ      Automotive Component Divisions      PNETACD



G664               LSCHMITZ      Automotive Component Divisions      PNETACD



G665               DSKALSKI      Automotive Component Divisions      PNETACD


                   LSCHMITZ
G675               DCOOK11       Automotive Component Divisions      PNETACD


                   LSCHMITZ
G676               DCOOK11       Automotive Component Divisions      PNETACD


G702, G703, G736-
G741               GGALDIKA      Automotive Component Divisions      PNETACD



G706               ADEGRAZI      Automotive Component Divisions      PNETACD



G710, G713, G755   GGALDIKA      Automotive Component Divisions      PNETACD



G711               KSTRONG1      Automotive Component Divisions      PNETACD



G714               KSTRONG1      Automotive Component Divisions      PNETACD



                                   33 OF 38

                          ALL APPROVERS FOR PEOPLENET

  Dept.              Ops        Account         Requisitioner     Requistioner     Finance          Finance           HR
   #                 Loc         Charge             Name            Profs ID         Name           Profs ID         Name
                               (AIS) Code*
----------------------------------------------------------------------------------------------------------------------------------
                              13-0933-PNET
                              25A-2744-PNET
G742                 5100     12-0970-PNET        Ken Bloom          KBLOOM       Craig Smith      CSMITH10     Gina Galdikas
                              13-0933-PNET
                              25A-2744-PNET                                                                     Anne Marie DeGrazia
G753, G754           5100     12-0970-PNET        Ken Bloom          KBLOOM       Craig Smith      CSMITH10     Gina Galdikas
S100                 5100     13-0970-PNET        Jim Englehart      JENGLEHA     Steve Davis      WDAVIS20     Paulette Moreno
S200                 5100     13-0970-PNET        TBD                TBD          Steve Davis      WDAVIS20     Paulette Moreno
S300, S310, S420,
S422                 5100     13-0970-PNET        D. Velliky         DVELLIKY     Steve Davis      WDAVIS20     Paulette Moreno
S350 - S352          5100     13-0970-PNET        R. Pettit          RPETTIT1     Steve Davis      WDAVIS20     Paulette Moreno
S400                 5100     13-0970-PNET        M. Inglis          MINGLIS2     Steve Davis      WDAVIS20     Paulette Moreno
S405                 5100     13-0970-PNET        R. Belauslegul     RBELAUST     Steve Davis      WDAVIS20     Paulette Moreno
S415                 5100     13-0970-PNET        R. Ogren           ROGREN       Steve Davis      WDAVIS20     Paulette Moreno
S421                 5100     13-0970-PNET        V. Arrak           VARRAK       Steve Davis      WDAVIS20     Paulette Moreno
S430, S432           5100     13-0970-PNET        R. Westby          RWESTBY      Steve Davis      WDAVIS20     Paulette Moreno
S431                 5100     13-0970-PNET        T. Brannon         TBRANNON     Steve Davis      WDAVIS20     Paulette Moreno
S433                 5100     13-0970-PNET        E. Dickinson       EDICKENS     Steve Davis      WDAVIS20     Paulette Moreno
S434                 5100     13-0970-PNET        S. Hunter          SHUNTER1     Steve Davis      WDAVIS20     Paulette Moreno
S440 - S456          5100     13-0970-PNET        S. Pitts           SPITTS2      Steve Davis      WDAVIS20     Paulette Moreno
S441                 5100     13-0970-PNET        S. Goldblum        SGOLDBLU     Steve Davis      WDAVIS20     Paulette Moreno
S442                 5100     13-0970-PNET        R. Oye             ROYE         Steve Davis      WDAVIS20     Paulette Moreno
S443                 5100     13-0970-PNET        B. Vought          BVOUGHT      Steve Davis      WDAVIS20     Paulette Moreno
S444                 5100     13-0970-PNET        R. Stevens         RSTEVEN1     Steve Davis      WDAVIS20     Paulette Moreno
S446                 5100     13-0970-PNET        K. Flegenschuh     KFIEGENS     Steve Davis      WDAVIS20     Paulette Moreno
S454                 5100     13-0970-PNET        B. Gale            BGALE1       Steve Davis      WDAVIS20     Paulette Moreno
S457                 5100     13-0970-PNET        V. Zanardelli      VZANARDE     Steve Davis      WDAVIS20     Paulette Moreno
S460, S491 - S496    5100     13-0970-PNET        R. Anderson        RANDERS7     Steve Davis      WDAVIS20     Paulette Moreno
S461                 5100     13-0970-PNET        C. Kuzlemko        CKUZIEMK     Steve Davis      WDAVIS20     Paulette Moreno
S462                 5100     13-0970-PNET        R. Billington      RBILLING     Steve Davis      WDAVIS20     Paulette Moreno
S470                 5100     13-0970-PNET        C. Centivany       CCENTIVA     Steve Davis      WDAVIS20     Paulette Moreno
S471                 5100     13-0970-PNET        R. Reichart        RREICHER     Steve Davis      WDAVIS20     Paulette Moreno
S480                 5100     13-0970-PNET        A. Edwards         AEDWARD7     Steve Davis      WDAVIS20     Paulette Moreno
S481                 5100     13-0970-PNET        T. Watson          TWATSON1     Steve Davis      WDAVIS20     Paulette Moreno
S490                 5100     13-0970-PNET        J. Koszewnik       JKOSZEWN     Steve Davis      WDAVIS20     Paulette Moreno
S494                 5100     13-0970-PNET        R. Pinnock         RPINNOCK     Steve Davis      WDAVIS20     Paulette Moreno
S495                 5100     13-0970-PNET        J. Sieg            JSIEG        Steve Davis      WDAVIS20     Paulette Moreno
S500 - S503          5100     13-0970-PNET        J. Hinds           JHINDS       Steve Davis      WDAVIS20     Paulette Moreno
S510 - S513          5100     13-0970-PNET        D. Hall            DHALL1       Steve Davis      WDAVIS20     Paulette Moreno
S520 - S523          5100     13-0970-PNET        L. Shedden         LSHEDDEN     Steve Davis      WDAVIS20     Paulette Moreno
S700                 5100     13-0970-PNET        R. Matulka         RMATULKA     Steve Davis      WDAVIS20     Paulette Moreno
S705                 5100     13-0970-PNET        M. Kilpin          MKILPIN1     Steve Davis      WDAVIS20     Paulette Moreno
S710                 5100     13-0970-PNET        J. Kirsch          JKIRSCH      Steve Davis      WDAVIS20     Paulette Moreno
S720                 5100     13-0970-PNET        K. Dutta           KDUTTA       Steve Davis      WDAVIS20     Paulette Moreno
S730                 5100     13-0970-PNET        L. Kummer          LKUMMER      Steve Davis      WDAVIS20     Paulette Moreno
S740                 5100     13-0970-PNET        E. Ostrowski       EOSTROW1     Steve Davis      WDAVIS20     Paulette Moreno
S750                 5100     13-0970-PNET        A. Hyde            AHYDE        Steve Davis      WDAVIS20     Paulette Moreno
S755                 5100     13-0970-PNET        K. Holdcroft       KHOLDCRO     Steve Davis      WDAVIS20     Paulette Moreno
S760                 5100     13-0970-PNET        D. Leanhart        DLEANHAR     Steve Davis      WDAVIS20     Paulette Moreno
S770                 5100     13-0970-PNET        S. Dehne           SDEHNE       Steve Davis      WDAVIS20     Paulette Moreno
S780                 5100     13-0970-PNET        V. Chaudhrl        VCHAUDHR     Steve Davis      WDAVIS20     Paulette Moreno
S790                 5100     13-0970-PNET        D. Roggenkamp      DROGGENK     Steve Davis      WDAVIS20     Paulette Moreno
S900, S910, S912,
S999                 5100     13-0970-PNET        Lisa Beaudin       LBEAUDO1     Steve Davis      WDAVIS20     Paulette Moreno
S911                 5100     13-0970-PNET        Jay Dull           JDULL        Steve Davis      WDAVIS20     Paulette Moreno
                                                  Tom Baughman       TBAUGHMA
                                                  John Shelton       JSHELTON
                                                  Matt Demars        MDEMARS
                                                  Nick Kazan         NKAZAN
                                                  Eric Daby          EDABY        Len Speranza*    LSPERANZ
W001 - W999          5100     13-0933-PNET        Leo Shedden        LSHEDDEN     Nick Perssson*   NPERSSON*    Paulette Moreno
                                                                                  Len Speranza*    LSPERANZ
W580                 5100     13-0933-PNET        Paul Lewinski      PLEWINSK     Nick Perssson*   NPERSSON*    Paulette Moreno
                                                                                  Rick Soisson*    RSOISSON
X001 - X999          5100     13-0933-PNET        Ken Kohrs          KKOHRS       John Green*      JGREEN       Paulette Moreno
                                                  Ken Kohrs          KKOHRS       Rick Soisson*    RSOISSON
X100 - X109          5100     13-0933-PNET        Mike Zevalkink     MZEVALKI     John Green*      JGREEN       Paulette Moreno





  Dept.                   HR                       Activitiy                   Mailbox
   #                   Profs ID

--------------------------------------------------------------------------------------


G742                    GGALDIKA            Automotive Component Division      PNETACD


G753, G754              ADEGRAZI            Automotive Component Division      PNETACD
S100                    GGALDIKA            Automotive Component Division      PNETDEV
S200                    PMORENO**           VC                                 PNETDEV
S300, S310, S420,
S422                    PMORENO**           VC                                 PNETDEV
S350 - S352             PMORENO**           VC                                 PNETDEV
S400                    PMORENO**           VC                                 PNETDEV
S405                    PMORENO**           Product Strategy                   PNETDEV
S415                    PMORENO**           Product Strategy                   PNETDEV
S421                    PMORENO**           Product Strategy                   PNETDEV
S430, S432              PMORENO**           Product Strategy                   PNETDEV
S431                    PMORENO**           Product Strategy                   PNETDEV
S433                    PMORENO**           Product Strategy                   PNETDEV
S434                    PMORENO**           Product Strategy                   PNETDEV
S440 - s456             PMORENO**           Product Strategy                   PNETDEV
S441                    PMORENO**           Product Strategy                   PNETDEV
S442                    PMORENO**           Product Strategy                   PNETDEV
S443                    PMORENO**           Product Strategy                   PNETDEV
S444                    PMORENO**           Product Strategy                   PNETDEV
S446                    PMORENO**           Product Strategy                   PNETDEV
S454                    PMORENO**           Product Strategy                   PNETDEV
S457                    PMORENO**           Product Strategy                   PNETDEV
S460, S491 - S496       PMORENO**           Product Strategy                   PNETDEV
S461                    PMORENO**           Product Strategy                   PNETDEV
S462                    PMORENO**           Product Strategy                   PNETDEV
S470                    PMORENO**           Product Strategy                   PNETDEV
S471                    PMORENO**           Product Strategy                   PNETDEV
S480                    PMORENO**           Product Strategy                   PNETDEV
S481                    PMORENO**           Product Strategy                   PNETDEV
S490                    PMORENO**           Product Strategy                   PNETDEV
S494                    PMORENO**           Product Strategy                   PNETDEV
S495                    PMORENO**           Product Strategy                   PNETDEV
S500 - S503             PMORENO**           Product Strategy                   PNETDEV
S510 - S513             PMORENO**           Large Front Wheel Drive            PNETDEV
S520 - S523             PMORENO**           Commercial Truck                   PNETDEV
S700                    PMORENO**           VC                                 PNETDEV
S705                    PMORENO**           VC                                 PNETDEV
S710                    PMORENO**           VC                                 PNETDEV
S720                    PMORENO**           Product Strategy                   PNETDEV
S730                    PMORENO**           Product Strategy                   PNETDEV
S740                    PMORENO**           Product Strategy                   PNETDEV
v
S750                    PMORENO**           Product Strategy                   PNETDEV
S755                    PMORENO**           Product Strategy                   PNETDEV
S760                    PMORENO**           Product Strategy                   PNETDEV
S770                    PMORENO**           Product Strategy                   PNETDEV
S780                    PMORENO**           VC                                 PNETDEV
S790                    PMORENO**           VC                                 PNETDEV
S900, S910, S912,
S999                    PMORENO**           VC                                 PNETDEV
S911                    PMORENO**           Product Strategy                   PNETDEV





WD001 - W999            PMORENO**           VC                                 PNETDEV

W580                    PMORENO**           VC                                 PNETDEV

X001 - X999             PMORENO**           VC                                 PNETDEV

X100 - X109             PMORENO**           VC                                 PNETDEV


                                   34 of 38

                          ALL APPROVERS FOR PEOPLENET

Dept.        Ops        Account
 #           Loc        Charge        Requisitioner   Requisitioner     Finance           Finance          HR
                      (AIS) Code*         Name          Profs ID         Name             Profs ID        Name
--------------------------------------------------------------------------------------------------------------------

                                     Ken Kohrs          KKOHRS
                                     Mike Zevalkink     MZEVALKI      Rick Solsson*       RSOLSSON
X110         5100    13-0933-PNET    Dave Marinaro      DMARINAR      John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS
                                     Mike Zevalkink     MZEVALKI      Rick Solsson*       RSOLSSON
X111         5100    13-0933-PNET    Brent Egleston     BEGLESTO      John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS        Rick Solsson*       RSOLSSON
X120         5100    13-0933-PNET    Phil Martens       PMARTENS      John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS
                                     Phil Martens       PMARTENS      Rick Solsson*       RSOLSSON
X121         5100    13-0933-PNET    Brent Egleston     BEGLESTO      John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS
                                     Phil Martens       PMARTENS      Rick Solsson*       RSOLSSON
X122         5100    13-0933-PNET    Don Baker          DBAKER4       John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS        Rick Solsson*       RSOLSSON
X130         5100    13-0933-PNET    Jeff Ziegler       JZIEGLER      John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS        Rick Solsson*       RSOLSSON
X170         5100    13-0933-PNET    Chruck Teske       CTESKE        John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS        Rick Solsson*       RSOLSSON
X200 - X269  5100    13-0933-PNET    Mary Ellen Hyde    MHEYDE        John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS
                                     Mary Ellen Hyde    MHEYDE        Rick Solsson*       RSOLSSON
X210         5100    13-0933-PNET    Barry Johnson      BJOHNSO9      John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS
                                     Mary Ellen Hyde    MHEYDE
                                     Barry Johnson      BJOHNSO9      Rick Solsson*       RSOLSSON
X211         5100    13-0933-PNET    Dave Honiss        DHONISS       John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS
                                     Mary Ellen Hyde    MHEYDE        Rick Solsson*       RSOLSSON
X220         5100    13-0933-PNET    Dave Brockman      DBROCKM1      John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS
                                     Mary Ellen Hyde    MHEYDE
                                     Dave Brockman      DBROCKM1      Rick Solsson*       RSOLSSON
X221         5100    13-0933-PNET    Jim Croft          JCROFT        John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS
                                     Mary Ellen Hyde    MHEYDE        Rick Solsson*       RSOLSSON
X230         5100    13-0933-PNET    Andrew Pollitt     APOLLITT      John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS
                                     Mary Ellen Hyde    MHEYDE        Rick Solsson*       RSOLSSON
X270         5100    13-0933-PNET    Lou Ferraresi      LFERRARE      John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS        Rick Solsson*       RSOLSSON
X400  - X469 5100    13-0933-PNET    Bob Widmer         RWIDMER1      John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS
                                     Bob Widmer         RWIDMER1      Rick Solsson*       RSOLSSON
X410         5100    13-0933-PNET    Charles Repp       CREPP         John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS
                                     Bob Widmer         RWIDMER1
                                     Charles Repp       CREPP         Rick Solsson*       RSOLSSON
X411         5100    13-0933-PNET    Time Doyle         TDOYLE3       John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS
                                     Bob Widmer         RWIDMER1      Rick Solsson*       RSOLSSON
X420         5100    13-0933-PNET    Janine Bay         JBAY          John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS
                                     Bob Widmer         RWIDMER1
                                     Janine Bay         JBAY          Rick Solsson*       RSOLSSON
X421         5100    13-0933-PNET    Mike Ferrence      MFERRENC      John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS
                                     Bob Widmer         RWIDMER1      Rick Solsson*       RSOLSSON
X430         5100    13-0933-PNET    Nancy Giola        NGIOIA        John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS
                                     Bob Widmer         RWIDMER1      Rick Solsson*       RSOLSSON
X440         5100    13-0933-PNET    Ian Bradley        IBRADLEY      John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS
                                     Bob Widmer         RWIDMER1      Rick Solsson*       RSOLSSON
X470         5100    13-0933-PNET    Jan Smith          JSMITH17      John Green*         JGREEN     Paulette Moreno

                                     Ken Kohrs          KKOHRS        Rick Solsson*       RSOLSSON
X500 - X579  5100    13-0933-PNET    Jack Paskus        JPASKUS       John Green*         JGREEN     Paulette Moreno





  Dept.              HR               Activity                      Mailbox
   #              Profs ID
-------------------------------------------------------------------------------


X110             PMORENO**         VC                              PNETDEV



X111             PMORENO**         VC                              PNETDEV


X120             PMORENO**         VC                              PNETDEV



X121             PMORENO**         VC                              PNETDEV



X122             PMORENO**         VC                              PNETDEV


X130             PMORENO**         VC                              PNETDEV


X170             PMORENO**         VC                              PNETDEV


X200 - X269      PMORENO**         VC                              PNETDEV



X210             PMORENO**         VC                              PNETDEV




X211             PMORENO**         VC                              PNETDEV



X220             PMORENO**         VC                              PNETDEV




X221             PMORENO**         VC                              PNETDEV



X230             PMORENO**         VC                              PNETDEV



X270             PMORENO**         VC                              PNETDEV


X400  - X469     PMORENO**         VC                              PNETDEV



X410             PMORENO**         VC                              PNETDEV




X411             PMORENO**         VC                              PNETDEV



X420             PMORENO**         VC                              PNETDEV




X421             PMORENO**         VC                              PNETDEV



X430             PMORENO**         VC                              PNETDEV



X440             PMORENO**         VC                              PNETDEV



X470             PMORENO**         VC                              PNETDEV


X4500 - X579     PMORENO**         VC                              PNETDEV



                                    35 of 38

                         ALL APPROVERS FOR PEOPLENET



DEPT            OPS            ACCOUNT              REQUISTIONER             REQUISTIONER             FINANCE              FINANCE
 #              LOC            CHARGE                   NAME                   PROFS ID                NAME                PROFS ID
                              (AIS) CODE*
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS          Rick Soisson*            RSOISSON
X510            5100          13-0933-PNET           Mike Renucci                MRENUCCI         John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Mike Renucci                MRENUCCI         Rick Soisson*            RSOISSON
X511            5100          13-0933-PNET           Kurt Achenba                KACHENBA         John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Mike Renucci                MRENUCCI         Rick Soisson*            RSOISSON
X512            5100          13-0933-PNET           Ed Nalodka                  ENALODKA         John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Mike Renucci                MRENUCCI         Rick Soisson*            RSOISSON
X513            5100          13-0933-PNET           John Bergdahl               JBERGDAH         John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Mike Renucci                MRENUCCI         Rick Soisson*            RSOISSON
X514            5100          13-0933-PNET           Larry Lloyd                 LLLOYD           John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Mike Renucci                MRENUCCI         Rick Soisson*            RSOISSON
X515            5100          13-0933-PNET           Jim Piontek                 JPIONTEK         John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Mike Renucci                MRENUCCI         Rick Soisson*            RSOISSON
X516            5100          13-0933-PNET           Paul Giltinan               PGILTINA         John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Mike Renucci                MRENUCCI         Rick Soisson*            RSOISSON
X517            5100          13-0933-PNET           Bob Sayles                  RSAYLES          John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Mike Renucci                MRENUCCI         Rick Soisson*            RSOISSON
X518            5100          13-0933-PNET           Bob Sayles                  RSAYLES          John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS          Rick Soisson*            RSOISSON
X530            5100          13-0933-PNET           Bob Harmer                  RHARMER1         John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Bob Harmer                  RHARMER1         Rick Soisson*            RSOISSON
X531            5100          13-0933-PNET           Steve Kozak                 SKOZAK           John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Bob Harmer                  RHARMER1         Rick Soisson*            RSOISSON
X532            5100          13-0933-PNET           James Mikola                JMIKOLA          John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Bob Harmer                  RHARMER1         Rick Soisson*            RSOISSON
X533            5100          13-0933-PNET           Phil Ernzen                 PERNZEN1         John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Bob Harmer                  RHARMER1         Rick Soisson*            RSOISSON
X534            5100          13-0933-PNET           Ric Borsos                  RBORSOS          John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Bob Harmer                  RHARMER1         Rick Soisson*            RSOISSON
X535            5100          13-0933-PNET           John Edwards                JEDWARD5         John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Bob Harmer                  RHARMER1         Rick Soisson*            RSOISSON
X536            5100          13-0933-PNET           Mike Reed                   MREED1           John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS          Rick Soisson*            RSOISSON
X540            5100          13-0933-PNET           Mike Bullion                MBULLION         John Green*              JGREEN



DEPT                     HR                HR
 #                      NAME            PROFS IS                  ACTIVITY                MAILBOX
----------------------------------------------------------------------------------------------------


X510               Paulette Moreno       PMORENO**            VC                           PNETDEV



X511               Paulette Moreno       PMORENO**            VC                           PNETDEV



X512               Paulette Moreno       PMORENO**            VC                           PNETDEV



X513               Paulette Moreno       PMORENO**            VC                           PNETDEV



X514               Paulette Moreno       PMORENO**            VC                           PNETDEV



X515               Paulette Moreno       PMORENO**            VC                           PNETDEV



X516               Paulette Moreno       PMORENO**            VC                           PNETDEV



X517               Paulette Moreno       PMORENO**            VC                           PNETDEV



X518               Paulette Moreno       PMORENO**            VC                           PNETDEV


X530               Paulette Moreno       PMORENO**            VC                           PNETDEV



X531               Paulette Moreno       PMORENO**            VC                           PNETDEV



X532               Paulette Moreno       PMORENO**            VC                           PNETDEV



X533               Paulette Moreno       PMORENO**            VC                           PNETDEV



X534               Paulette Moreno       PMORENO**            VC                           PNETDEV



X535               Paulette Moreno       PMORENO**            VC                           PNETDEV



X536               Paulette Moreno       PMORENO**            VC                           PNETDEV


X540               Paulette Moreno       PMORENO**            VC                           PNETDEV


                                   33 OF 38

                         ALL APPROVERS FOR PEOPLENET



DEPT            OPS            ACCOUNT              REQUISTIONER             REQUISTIONER          FIANACE                 FINANCE
 #              LOC            CHARGE                   NAME                    PROFS ID            NAME                  PROFS ID
                              (AIS) CODE*
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Mike Bullion                MBULLION         Rick Solsson*            RSOLSSON
X541            5100          13-0933-PNET           Errol Jackson               EJACKSON         John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Mike Bullion                MBULLION         Rick Solsson*            RSOLSSON
X542             5100          13-0933-PNET          Vic DeGrazia                VDEGRAZI         John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Mike Bullion                MBULLION         Rick Solsson*            RSOLSSON
X543            5100          13-0933-PNET           Julie Petrucci              JPETRUCC         John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Mike Bullion                MBULLION         Rick Solsson*            RSOLSSON
X544            5100          13-0933-PNET           Connie Gutowski             CGUTOWS          John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Mike Bullion                MBULLION         Rick Solsson*            RSOLSSON
X545            5100          13-0933-PNET           William Faulk               WFAULK           John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS
                                                     Mike Bullion                MBULLION         Rick Solsson*            RSOLSSON
X546            5100          13-0933-PNET           Ron Clayton                 RCLAYTON         John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS          Rick Solsson*            RSOLSSON
X550            5100          13-0933-PNET           Bob Rankin                  BRANKIN          John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS          Rick Solsson*            RSOLSSON
X551            5100          13-0933-PNET           Tim Hoen                    THOEN            John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS          Rick Solsson*            RSOLSSON
X552            5100          13-0933-PNET           Harold Lowman               HLOWMAN          John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS          Rick Solsson*            RSOLSSON
X553            5100          13-0933-PNET           John Lombardi               JLOMBARD         John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS          Rick Solsson*            RSOLSSON
X560            5100          13-0933-PNET           Tom Morris                  TMORRIS          John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS          Rick Solsson*            RSOLSSON
X561            5100          13-0933-PNET           Tom Breault                 TBREAULT         John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS          Rick Solsson*            RSOLSSON
X562            5100          13-0933-PNET           Larry Laliberte               LLALIBER         John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS          Rick Solsson*            RSOLSSON
X563            5100          13-0933-PNET           William Koche               BKOCHE           John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS          Rick Solsson*            RSOLSSON
X566            5100          13-0933-PNET           John Bicanich               JBICANIC         John Green*              JGREEN
                                                     Ken Kohrs                   KKOHRS
                                                     Jack Paskus                 JPASKUS          Rick Solsson*            RSOLSSON
X580            5100          13-0933-PNET           Shirleen Holland            SHOLLAND         John Green*              JGREEN
Z130,Z131,Z513
Z533,Z543,Z551
Z560,Z561       5100          13-0933-PNET           Jeremy Main                 JMAIN            Mark Schroeder*          MSCHROED
Z320,Z340,Z516,
Z530,Z540,Z552,
Z562,Z700,Z702,
Z800            5100          13-0933-PNET           Kaywin Goodman              KGOODMAN         Mark Schroeder*          MSCHROED
Z330,Z331,Z515,
Z535,Z545       5100          13-0933-PNET           Tony Pixton                 TPIXTON          Mark Schroeder*          MSCHROED
Z350            5100          13-0933-PNET           Richard Folkson             RFOLKSON         Mark Schroeder*          MSCHROED
Z410,Z411,Z538,
Z535,Z564,Z565,
Z701            5100          13-0933-PNET           Steven Carl                 SCARL            Mark Schroeder*          MSCHROED
Z420,Z421,Z539  5100          13-0933-PNET           Martin Lunt                 MLUNT1           Mark Schroeder*          MSCHROED


DEPT                     HR                HR
 #                      NAME            PROFS ID                  ACTIVITY                MAILBOX




X541               Paulette Moreno       PMORENO**            VC                           PNETDEV



X542               Paulette Moreno       PMORENO**            VC                           PNETDEV



X543               Paulette Moreno       PMORENO**            VC                           PNETDEV



X544               Paulette Moreno       PMORENO**            VC                           PNETDEV



X545               Paulette Moreno       PMORENO**            VC                           PNETDEV



X546               Paulette Moreno       PMORENO**            VC                           PNETDEV


X550               Paulette Moreno       PMORENO**            VC                           PNETDEV


X551               Paulette Moreno       PMORENO**            VC                           PNETDEV


X552               Paulette Moreno       PMORENO**            VC                           PNETDEV


X553               Paulette Moreno       PMORENO**            VC                           PNETDEV


X560               Paulette Moreno       PMORENO**            VC                           PNETDEV


X561               Paulette Moreno       PMORENO**            VC                           PNETDEV


X562               Paulette Moreno       PMORENO**            VC                           PNETDEV


X563               Paulette Moreno       PMORENO**            VC                           PNETDEV


X566               Paulette Moreno       PMORENO**            VC                           PNETDEV


X580               Paulette Moreno       PMORENO**            VC                           PNETDEV
Z130,Z131,Z513
Z533,Z543,Z551
Z560,Z561          Paulette Moreno       PMORENO**            VC                           PNETDEV
Z320,Z340,Z516,
Z530,Z540,Z552,
Z562,Z700,Z702,
Z800               Paulette Moreno       PMORENO**            VC                           PNETDEV
Z330,Z331,Z515,
Z535,Z545          Paulette Moreno       PMORENO**            VC                           PNETDEV
Z350               Paulette Moreno       PMORENO**            VC                           PNETDEV
Z410,Z411,Z538,
Z535,Z564,Z565,
Z701               Paulette Moreno       PMORENO**            VC                           PNETDEV
Z420,Z421,Z539     Paulette Moreno       PMORENO**            VC                           PNETDEV


                                   37 OF 38

                         ALL APPROVERS FOR PEOPLENET



DEPT               OPS          ACCOUNT              REQUISTIONER             REQUISTIONER         FINANCE                 FINANCE
 #                 LOC          CHARGE                   NAME                   PROFS ID             NAME                  PROFS ID
                               (AIS) CODE*
Z430               5100        13-0933-PNET           Paul Mascarenas             PMASCARE        Mark Schroeder*          MSCHROED
Z431,Z517,Z537,
Z547,Z554          5100        13-0933-PNET           Paul Mascarenas             PMASCARE        Mark Schroeder*          MSCHROED
                                                      Steven Carl                 SCARL
Z518,Z548          5100        13-0933-PNET           Martin Lunt                 MLUNT1          Mark Schroeder*          MSCHROED
4800               All                  TBD           Bob Delosh                  RDELOSH         Mick Anderson            MANDERS5
4914                TBD                 TBD           Bob Brown                   BBROWN6             TBD                     TBD
5002                TBD                 TBD           P. Edwards                  PEDWARD2            TBD                     TBD
8302                TBD                 TBD           John Shaw                   JSHAW5              TBD                     TBD
C075,C081,C138,
C139                TBD                 TBD              TBD                        TBD               TBD                     TBD
C423                TBD                 TBD              TBD                        TBD               TBD                     TBD
C425                TBD                 TBD              TBD                        TBD               TBD                     TBD
C427                TBD                 TBD              TBD                        TBD               TBD                     TBD
C429                TBD                 TBD              TBD                        TBD               TBD                     TBD
GERMANY             TBD                 TBD           Janet Hall                  JHALL8          John Kritzma             JKRITZMA



DEPT                       HR                HR
 #                        NAME            PROFS ID                  ACTIVITY                MAILBOX
Z430                  Paulette Moreno      PMORENO**             VC                          PNETDEV
Z431,Z517,Z537,
Z547,Z554             Paulette Moreno      PMORENO**             VC                          PNETDEV

Z518,Z548             Paulette Moreno      PMORENO**             VC                          PNETDEV
4800                  Bud Dengel           BDENGEL                                           PNETPTO
4914                         TBD              TBD                                            PNETPTO
5002                         TBD              TBD                                            PNETPTO
8302                         TBD              TBD                                            PNETPTO
C075,C081,C138,
C139                  Malcom Suber         MSUBER                                            PNETACD
C423                  Anne Marie DeGrazia  ADEGRAZI                                          PNETACD
C425                  Anne Marie DeGrazia  ADEGRAZI                                          PNETACD
C427                  Anne Marie DeGrazia  ADEGRAZI                                          PNETACD
C429                  Anne Marie DeGrazia  ADEGRAZI                                          PNETACD
GERMANY               Bud Dengel           BDENGEL                                           PNETPTO



                                   38 OF 38

                           MASTER VENDOR AGREEMENT
                                EXHIBIT 1.2.1

                   MASTER VENDOR ROLES AND RESPONSIBILITIES

                MSX INTERNATIONAL (MSXI) / FORD MOTOR COMPANY
         MASTER VENDOR RELATIONSHIP ROLES AND RESPONSIBILITIES MATRIX




The following attachment outlines the roles and responsibilities of the current PeopleNet program administered by Geometric Results Inc. (left column) versus the roles and responsibilities of the parties under the Master Vendor contract (right column) between Ford Motor Company and MSX International.

All changes of roles and responsibilities associated with the Master Vendor contract are denoted with italics.

CURRENT                                 MSXI - MASTER VENDOR


FORD PURCHASING                         FORD PURCHASING
COMMODITY MANAGEMENT
-  Supplier Performance Assessment
-  Minority Sourcing Commitments
-  New Supplier Capability Assessment
-  Desourcing Strategy
-  Subcontracting Review and Approval

CONTRACT ADMINISTRATION                 CONTRACT ADMINISTRATION
-  Business Rule Determination          -  Business Rule Determination
-  (overtime, training, holidays,       -  (overtime, training, holidays,
    shift premia)                           shift premia)
-  Economics Evaluation & Approval      -  Economics Approval
-  Target Rate Analysis & Approval      -  Target Rate Approval
-  Performance Criteria                 -  Performance Criteria
    -  PeopleNet                            -  Master Vendor
    -  Suppliers
-  Launch Approval                      -  Launch Approval-Ford Only
-  Launch Algorithm Determination
-  PeopleNet Fee Structure              -  PeopleNet Fee Structure
-  Data Owner/System Co-Owner           -  Data Owner Only
-  Payment                              -  Payment
    -  PeopleNet                            -  Master Vendor
    -  Suppliers
-  Intelligent Property                 -  Intelligent Property
-  Process Agreement/Change (What & How) -  Process Agreement/Change (What Only)

PROCESS DEVIATION APPROVALS
-  Rate
-  Non-preferred Supplier
-  90 Day Rule Violations
-  Launch Disputes w/Suppliers
    -  T & C Escalation
    -  Rate

QUALITY OF SERVICE RESOLUTION           QUALITY OF SERVICE RESOLUTION
(All areas)                             (Master Vendor Issues Only)

GRI/PEOPLENET                           MSXI (AS COMMODITY MANAGER)
                                        COMMODITY MANAGEMENT
                                        -  Supplier Performance Assessment
                                        -  Minority Sourcing Commitments
                                        -  New Supplier Capability Assessment
                                        -  Desourcing Strategy
                                        -  Subcontracting Review and Approval

                                        CONTRACT ADMINISTRATION
                                        -  Performance Criteria
                                            -  Suppliers
                                        -  Launch Algorithm Criteria
                                        -  Economics Evaluation
                                        -  Target Rate Analysis
                                        -  System Owner
                                        -  Supplier Payment

                                        PROCESS DEVIATION APPROVALS
                                        *  Rate
                                        *  Non-preferred Supplier
                                        *  90 Day Rule Violations
                                        *  Launch Disputes w/Suppliers
                                            *  T & C Escalation
                                            *  Rate

                                        QUALITY OF SERVICE RESOLUTION
                                        (All Issues Other Than Master Vendor)

COMMUNICATIONS                          COMMUNICATIONS
*  Process Related (online)             *  Process Related (online)

TRAINING                                TRAINING
*  Design & Maintenance of Process      *  Design & Maintenance of Process
     Materials                               Materials

SUPPLIER RELATIONS                      SUPPLIER RELATIONS
*  Algorithm Database Administration   *  Algorithm Database Administration
*  Supplier Contract Administration     *  Supplier Contract Administration
*  Town Hall Meeting Facilitation       *  Town Hall Meeting Facilitation
*  Supplier Performance Reporting &     *  Supplier Performance Reporting &
     Analysis                                Analysis
*  Supplier Service Center              *  Supplier Service Center
*  SupplierNet Administration           *  SupplierNet Administration

REPORTS & DATA ANALYSIS                 REPORTS & DATA ANALYSIS
*  PeopleNet Performance Measurables    *  PeopleNet Performance Measurables
*  Production Report Maintenance &      *  Production Report Maintenance &
     Administration                          Administration
*  Ad Hoc Reports                       *  Ad Hoc Reports
*  Amendment Administration             *  Amendment Administration
*  Post Placement Survey Administration *  Post Placement Survey Administration
*  PeopleNet Online Distribution        *  PeopleNet Online Distribution
     Administration                          Administration

ACCOUNTING                              ACCOUNTING
*  Purchase Order                       *  Purchase Order
    *  Verify, Create and Issue             *  Verify, Create and Issue
         Supplier POs                            Supplier POs
    *  Amendment Processing                 *  Amendment Processing
*  Timesheets                           *  Timesheets
    *  Scanning, Correcting & Processing*  Scanning, Correcting & Processing
    *  Rejection Reporting                  *  Rejection Reporting
    *  Suspense Resolution                  *  Suspense Resolution
    *  Supplier Payment                     *  Supplier Payment
    *  Ford Billing File                    *  Ford Billing File

       LAUNCH                           LAUNCH
*  Initiate contracts                   *  Initiate contracts
*  Establish Launch Plan                *  Establish Launch Plan
*  Facilitate Transition Data Gathering *  Facilitate Transition Data Gathering
*  Train Customers                      *  Train Customers
*  Input of Transition Data Into System *  Input of Transition Data Into System
*  Establish "Business Rules"           *  Establish "Business Rules"

PRODUCTION SYSTEMS                      PRODUCTION SYSTEMS
* Maintain Production Systems           *  Maintain Production Systems
* Facilitate Releases of Systems        *  Facilitate Releases of Systems
    Revisions                               Revisions
* Ad Hoc Reports                        *  Ad Hoc Reports

OPERATIONS                              OPERATIONS
* CPO Creation                          *  CPO Creation
* Obtain Approvals                      *  Obtain Approvals
* Broadcast Order To Suppliers          *  Broadcast Order To Suppliers
* Input Bids                            *  Input Bids
* Screen Resumes                        *  Screen Resumes
   *  Ineligible For Reassignment           *  Ineligible For Reassignment
   *  90 Day Rule Violations                *  90 Day Rule Violations
   *  Target Bid Rate Compliance            *  Target Bid Rate Compliance
* Schedule Interviews                   *  Schedule Interviews
* Conduct Interviews                    *  Conduct Interviews
* Candidate Selection                   *  Candidate Selection
* Confirmation of Candidate             *  Confirmation of Candidate
    Availability                             Availability
* Confidentiality Agreements            *  Confidentiality Agreements
* Security Checks                       *  Security Checks
* Confirmation of Billing Information   *  Confirmation of Billing Information
    Validity                                 Validity
* Rebroadcast (aged orders)             *  Rebroadcast (aged orders)
* Facilitate Vacation Replacements      *  Facilitate Vacation Replacements
* Facilitate Exit/Cancel Paperwork      *  Facilitate Exit/Cancel Paperwork
  (Contractee Performance Data)            (Contractee Performance Data)
* Facilitate Backfill Placements        *  Facilitate Backfill Placements
  (Maintain or Lower Billing Rate)         (Maintain or Lower Billing Rate)
* Quality of Service Issue Resolution   *  Quality of Service Issue Resolution
* Customer Complaint Resolution         *  Customer Complaint Resolution
* Consolidation of Job Codes/Skill Sets *  Consolidation of Job Codes/Skill Sets

                                        MSXI (AS CONTRACT LABOR SUPPLIER) & ALL
                                        OTHER CONTRACT LABOR SUPPLIERS
CONTRACT LABOR SUPPLIERS                (TIER 2 TO FORD MOTOR COMPANY)
* Recruitment                           *  Recruitment
* Employment Issues (Visas, Payroll)    *  Employment Issues (Visas, Payroll)
* Customer Contract (Direct Interface   *  Customer Contract (Direct Interface
    Orders)                                  Orders)
* Employee (Contractee) Administration  *  Employee (Contractee) Administration
   *  Performance Reviews                   *  Performance Reviews
   *  Merit Increases                       *  Merit Increases
   *  Status Visits on-site                 *  Status Visits on-site
   *  Career Pathing                        *  Career Pathing
* PeopleNet Contract Compliance         *  PeopleNet Contract Compliance
   *  Security Checks (Obtain               *  Security Checks (Obtain
        Information)                             Information)
   *  Drug Screening                        *  Drug Screening
   *  Confidentiality Agreement             *  Confidentiality Agreement
        Compliance                               Compliance
   *  Travel Authorization                  *  Travel Authorization
   *  Training Authorization                *  Training Authorization
        /Reimbursement                           /Reimbursement

* PeopleNet Process                     *  PeopleNet Process
   *  SupplierNet Reports                   *  SupplierNet Reports
   *  Online Bids                           *  Online Bids
   *  Online Resumes                        *  Online Resumes

                           Master Vendor Agreement
                                Exhibit 1.2.2

                PEOPLENET NORTH AMERICAN FINANCIAL PERFORMANCE

                           MASTER VENDOR AGREEMENT
                                EXHIBIT 1.2.2






                [                       _________       __________      _______



                                                        ___________

                                        *
                                                                             ]

                           Master Vendor Agreement
                                Exhibit 1.3.1

                      Master Vendor Q1 Metric Statements

                             QOS METRIC STATEMENT
                         OPERATING COMMITTEE QOS TEAM
                        QUANTIFIER:  TIMELY PLACEMENT:
                        MEASURABLE:  PLACEMENT TIMING

DEFINITIONS:

This metric measures the average time it takes to place contract personnel in Southeast Michigan for a given calendar month as well as over time, in each of the following categories: Systems, Technical, Clerical, Professional.

     Average = Sum of all Placement Timing           NP + SR + TR + BFO
               ---------------------------      --------------------------
               Total Number of Placements       Total Number of Placements

NP   = New Placement (NP) - New Order
SR   = Supplier Replacement (SR) - Different Supplier, same order
TR   = Transition (TR) - Backfill of a transition order, incumbent supplier
UPG  = Upgrade (UPG) - Change in classification and Ref. Sig.
BFO  = Backfill - Same Supplier, same order

Goal lines are established by calculating 85% of the previous 12 months data (7/1 - 6/30), per category.




SOURCE OF DATA:

PeopleWorx database.


EXCLUSIONS:

Upgrades, and all professional placements made within the CSC (FCSD) or clerical placements within OGC. Due to Excel limitations, timing is based on a 360 day calendar.

BENEFITS:

Reports placement trends over a period of time.


Metric Reviewed by:

Ford Purchasing
PeopleNet OCM QOS
All Customers via Executive Summary



Denise Murray

                             QOS METRIC STATEMENT
                         Operating Committee QOS Team
                      Quantifier:  Customer Satisfaction
                  Measurable:  Post Placement Survey Results


DEFINITIONS:

The Percentage of customers who are either dissatisfied or very dissatisfied with PeopleNet.


SOURCE OF DATA:

Post Placement Survey, completed by end users seven days after the start of a contractee.


EXCLUSIONS:

None


BENEFITS:

Shows the current satisfaction with the PeopleNet process, and allows PeopleNet to address customer concerns in a timely manner.


METRIC REVIEWED BY:

Ford Purchasing (FM&SP)
PeopleNet OCM QOS
All Customers via Executive Summary

                           Master Vendor Agreement
                                 Exhibit 1.4


      STATUS OF MINORITY SOURCING FROM DECEMBER 23, 1996 TO JULY 6, 1997

                      PEOPLE NET MINORITY SPENDING REPORT

                                                                 As of:

JUL    - 1997                                          Current quarter:  3rd


----------------------------------------------------------------------------------------------------------
Vendor                                            Code    Month to Date   Quarter to date   Year to Date
----------------------------------------------------------------------------------------------------------
Engineering Technologies Associates               A1PBD  $  338,351.24    $  338,351.24     $ 2,470,899.75

Comprehensive Data Processing, Inc                A6WYC  $  288,343.92    $  288,343.92     $ 2,181,234.91

Autoflex Inc.                                     BY21C  $  206,564.51    $  206,564.51     $ 1,349,553.62

Engineering Global Solutions d/b/a EGS, Inc.      C41DA  $  182,113.40    $  182,113.40     $ 1,509,814.37

The Bartech Group                                 D9UGF  $1,377,126.24    $1,377,126.24     $ 9,177,653.71

Engineering Analysis Services Inc. (EASI)         E148C  $  297,192.36    $  297,192.36     $ 2,371,189.83

Optimal CAE, Inc.                                 E4P9B  $  209,389.83    $  209,389.83     $ 1,418,625.02

McKenna Industries, Inc.                          F8AGB  $        0.00    $        0.00     $         0.00

Gonzalez Design Engineering                       G252C  $  296,353.20    $  296,353.20     $ 1,917,919.34

ASG Renaissance                                   G9A8C  $  746,443.85    $  746,443.85     $ 5,466,784.04

Acro Service Corporation                          H0GRB  $  536,387.27    $  536,387.27     $ 3,811,774.48

Integrated Management Systems, Inc.               H7NJC  $        0.00    $        0.00     $     9,663.75

Syntel, Inc.                                      J1FZA  $  609,489.42    $  609,489.42     $ 4,740,200.06

Complete Business Solutions, Inc.                 J4PAC  $        0.00    $        0.00     $    61,092.82

Lexel Engineering                                 M8PBB  $        0.00    $        0.00     $         0.00

CAE Technology, Inc.                              M9NJA  $  349,778.51    $  349,778.51     $ 2,614,616.33

Azia Systems, Inc.                                Q06XA  $        0.00    $        0.00     $         0.00

Arbor Intelligent Systems, Inc.                   Q4YMA  $        0.00    $        0.00     $       552.00

NETSyS Technology Group, Inc.                     Q5H4A  $    3,148.00    $    3,148.00     $     3,148.00

Inc.                                              R2AHA  $        0.00    $        0.00     $         0.00

Star, Inc.                                        R8JWA  $        0.00    $        0.00     $     2,806,00

MLLS, International                               X171C  $  867,302.06    $  867,302.06     $ 6,099,474.31
----------------------------------------------------------------------------------------------------------
TOTALS                                                   $6,307,955.81    $6,307,955.81     $45,207,001.34
----------------------------------------------------------------------------------------------------------
YTD Ford Total Expenditure                                             YTD Minority Expenditure % of Total
$195,343,737.01                                                        23%



                             Master Vendor Agreement
                                  Exhibit 3.1.3

                                  Exhibit 3.1.3
                         Bill Rates For New Arrangements



[











                                     *




















                                                                ]

                             Master Vendor Agreement
                                  Exhibit 3.5.7

                     MSX INTERNATIONAL PERFORMANCE STANDARDS

                            MASTER VENDOR AGREEMENT

                                  Exhibit 3.5.7

This exhibit presents standards for MSX International's performance to support Ford's utilization of MSX International's First Tier Services. The standards established by this exhibit shall be effective from the Effective Date to December 31, 1999.

ORGANIZATION

The attached organization chart indicates existing staff, new staff and projected staff to support recruiting requirements.

1.       Effective Date to 12/31/97 -

         MSXI has budgeted over $1.0 million to support the organization responsible for providing First Tier Services in 1997. As indicated in the attached chart, this includes both existing staff and new hires.

         Items included in the budget are:

               Recruiting - salaries, commissions, and benefit
               Job fairs and advertising
               Facilities cost, is equipment and miscellaneous Communications Division and corporate administrative expense including interest

2.       1998-

         MSXI has budgeted over $3.0 million to support the organization's efforts in 1998. This includes new hires in 1998.

3.       1999-

         MSX International will continue to maintain staffing and support resources at 1998 levels, subject to adjustments based on business conditions and customer demands.

RESPONSE RATE ON RESUME SUBMISSIONS

MSXI will equal or exceed the Response Rate appearing below on prospective resume submissions during each of the specified periods:

         Period                                         Response Rate
         ------                                         -------------

         Effective Date through December 31, 1997                34%
         January 1, 1998 to December 31, 1998                    34%
         January 1, 1999 to December 31, 1999                    34%

MSXI's performance on the Response Rate metric for individual periods is calculated after the end of the period. For the purpose of calculating MSXI's performance, Response Rate (expressed as a percentage) is defined as:

         For those New Opportunity Position Broadcasts that result in a successful placement during the period:

         1.    the aggregate number of resumes bid by MSXI, divided by

         2. the aggregate number of New Opportunity Position Broadcasts to all vendors.

For the period from the effective date through December 31, 1997, New Opportunity Position Broadcasts only include position broadcasts for the following PeopleNet skill commodities: Engineering and Information Systems. For the remaining periods, New Opportunity Position Broadcasts comprise all skill commodities.

New Opportunity Position Broadcasts expressly exclude "upgrades", "specifieds", and "incumbent backfill" opportunities, as those terms are presently used by PeopleNet.

MSXI's failure to achieve the Response Rate metric in any period shall only mitigate Ford's obligations under Article 3.5 of the Master Vendor Agreement with respect to such period.

  MSX FORD RECRUITING GROUP
        1997/1998

                                                                   Derek Grills
                                                                  Vice President
                                                                In-Client Services
                                                                       |
                                                                 Kathy Mooradian*
                                                                  Group Manager
                                                                       |
                                             Suzanne Hicks*            |
                                            Project Manager  ----------|
                                                                       |              Administrative Assistant
                                                                        ------------          TBD**

Christy       PROFESSIONAL                CLERICAL           CAE                     TECHNICAL                       SYSTEMS
Gough**       Sherry Schneider*           Sherry Schneider   Kathy Mooradian,        Kathy Mooradian                 Ann Tambornini*
Core          Supervision/                Supervision/       Jeff Stoker,            & Jeff Stoker96                 Supervision/
Systems        Leader                      Leader            Supervision/            Supervision/                     Leader
Support                                                       Leader          J.      Leader
                            Krissy McCall                                  Chudnof                   Brian Deasley
                              Floater                                      Floater                      Floater

Josie Huber*  K. McCall*-Recr.            P. Ponte*-         J. Chudnof*-            Brian Deasley*-                 Nancy Bevak*-
Trainer                                    Recruiter          CAE                     Recruiter                       Recruiter
                  \                       TBD** Recruiter     \                      Elleen Donahue*-                Chris Nichol*-
Sr. Research       \                      TBD96 Prospector     \                      Recruiter         D. Weams      Recruiter
Assistant           \                           /               \                    Nancy Jorrison*-    Floater     J. Nowatzke*-
TBD96                \                         /                 \                    Recruiter                       Recruiter
                      \                       /                   \                  Mark Nastenak*-                 D. Weams*-
                       \                     /                     \                  Recruiter                       Recruiter
                        \                   /                       \                Chris Verzi*-                   TBD**-Recruiter
                         \                 /                         \                Recruiter                      TBD**-Recruiter
                          \               /                           \              TBD**-Recruiter                 Amy Cotter96-
                           \             /                             \             TBD96-Recruiter                  Prospector
                            \           /                               \            TBD96-Prospector                   |
                             \         /                                 \           TBD96-Prospector                   |
                              \       /                                   \        /                                    |
                       TBD                                       Dave Schultz     /                       Jack Van Tiem
*  In Place            Branch Manager                            Group Manager   /                        Group Manager
** Hire in 90 Days
96 Hire in 1996        TBD**  Administrative                     TBD**  Administrative                    TBD**  Account Maintenance
                       TBD**  Account Maintenance                TBD**  Account Maintenance               TBD96  Account Maintenance
                       TBD96  Account Maintenance                TBD96  Account Maintenance
      |                         |                      |                  |                    |                     |
   Corp HR                  Corp Finance           Recruiting         Corp Quality         Corp IS Support       Facilities


                             Master Vendor Agreement
                                   Exhibit 3.7

                               "NON-FORD EARN-OUT"

                              "Non-FORD Earn-Out"

Purpose:

Pursuant to Section 3.7 of the Master Vendor Agreement, this exhibit provides the formula, definitions, and representative examples of the calculations to be used to determine the amount, if any, due to FORD from MSXI.

Definitions:

1. [

                                 *

                                                                       ]Page 1

[

-

-



-

-
                                      *

-



-

-




2.

                                                                     ]

3.  [



4.


                                      *


5.


                                                               ]

6. [
                                      *

                                                            ]

                              MSX INTERNATIONAL
                         Income Statement-By Division

[






                                      *









                                                                      ]

                                                   Attachment B

PEOPLENET PROCESS

                                      STEP 1
         1                            Customer Initiates Contract Personnel
                                      Order (CPO) via PeopleNet Online form,
      CUSTOMER                        Profs templates are replaced.  Various
     INITIATES                        up-front edits (dept/ops/AIS) and other
        CPO                           data fields (level of service, etc) are
                                      required.


                                      STEP 2
      CUSTOMER                        PeopleNet Online automatically forwards
    APPROVES CPO                      CPO to appropriate Customer Finance and
                                      Human Resource Approvers. Data from order form is automatically fed into
                                      PeopleWorx.


                                      STEP 3
         3                            Open Position Notification (OPN)
                                      broadcasts to Suppliers once all
                                      conditions for broadcast have been
     PEOPLENET                        met.  Algorithm is automatically selected
  BROADCASTS OPEN                     based on classification selected by
POSITION TO SUPPLIERS                 Customer Requisitioner and location.
                                      Broadcasts will be via SupplierNet;
                                      Non-SupplierNet Suppliers will receive
                                      OPN via fax.  LANFAX is eliminated.

         4                            STEP 4
  SUPPLIERS SUBMIT                    Bids and resumes are submitted via
      BIDS AND                        Supplier Net.  Non-Supplier Net Suppliers
      RESUMES                         will submit via fax to PeopleNet.  Valid
                                      Social Security # of candidate is
                                      eventually needed. May need to assign a person to follow through and d/e.


                                      STEP 5
                                      Depending on the level of service
                                      provided, Staffing Specialists or CSR's
         5                            may assist the Customer in qualifying and
    CUSTOMER AND                      selecting a candidate.  Suppliers update
  PEOPLENET QUALIFY                   status of candidates (withdrawls) via
 AND SELECT CANDIDATE                 SupplierNet.  Via SupplierNet, Suppliers
                                      are prompted for contract personnel
                                      agreements and security check forms to be faxed to PeopleNet once candidate is selected. All conditions must be met before placement.
         A

        A



                                      STEP 6
        6                             When all documents are in, position
                                      automatically becomes Purchase Order
    PEOPLENET                         Intiated (POIN).  Contract Personnel
  INITIATES CPO                       Agreement hard copy of bid (if
                                      non-SupplierNet), and/or 90-Day rule
                                      waiver (if required) provided to
                                      Accounting.  All Customer approval
                                      information and CPO information maintained online for life of PO. Allowing an electronic signature on PO could eliminate 1) mailer, 2) creater.



        7                             STEP 7
                                      The contractee starts work at
CONTRACTEE STARTS                     the site and submits a
AT CUSTOMER SITE                      PeopleNet time sheet to the
                                      Customer for signature.



        8                             STEP 8
                                      Time sheets are signed and
     CUSTOMER                         submitted to PeopleNet via
 SUPERVISOR SIGNS                     interoffice mail.
    TIME SHEET


        9              10             STEPS 9 - 10
                                      PeopleNet pays
    PEOPLENET     CUSTOMER PAYS       Suppliers and invoices
 PAYS SUPPLIERS     PEOPLENET         Customer according to billable hours
                                      recorded on time sheets; Customer pays
                                      PeopleNet.


        B

          B

                                      STEP 11
         11 Reports are available to authorized Customer users via PeopleNet Online.
       REPORTS Either develop a standard selection of reports and charge for ad-hocs, or provide a report writer and have the customer create their own. Cost savings in paper, travel, supplies.

                                      STEP 12

                                      Amendments to Purchase Orders are
         12                           submitted via Peoplenet Online and are
                                      automatically routed for the appropriate
     AMENDMENTS                       Customer approvals.  Suppliers have the
                                      ability to submit exits via Suppliernet.
                                      Feeds directly to POWorx.  Once fully
                                      automated, reduces staff by 3-5 people.

         13

      BACKFILL                       YES                GOTO
      REQUESTS                                         STEP 3

         NO
                                      STEP 13
                                      Customer completes PeopleNet Online
                                      template which automatically completes
                                      with current PO information and original
                                      CPO job description for review.  Once
                                      completed the Backfill Notification will
        END                           automatically broadcast to the
                                      appropriate suppliers.

                           Master Vendor Agreement
                                 Exhibit 8.1
                                 -----------

     REPORT FORMAT AND CONTENT FOR INFORMATION AND DATA SUPPLIED TO FORD


Following is a list of standard reports, followed by samples for each report generated by the criteria established for each report.

                                REPORTS LIST

STANDARD CUSTOMER REPORTS:
--------------------------
1. Monthly Charge Report (MCR)
2. Department Charge Report (Monthly DCR)
3. Estimated Expenditure Control Report (EECR)
4. Active PO Roster (APOR)
5. Active PO Roster Addendum (APOR+)
6. Department Charge Report by Cycle (DCR)

STANDARD PURCHASING REPORTS:
----------------------------
1. PeopleNet Minority Spending Report
2. Dollar Volume Report by Commodity by Supplier
3. Dollar Volume Report by Supplier
4. Supplier Dollar Volume Metrics Report and Data sheet (Quarterly)
5. Supplier Dollar Volume Metrics Report (by current month)
6. Placement Timing for Algorithm Positions (Calendar Days)
7. Executive Summary
8. New Positions Placed Metric

STANDARD CUSTOMER REPORTS:
--------------------------
1. Monthly Charge Report (MCR)
2. Department Charge Report (Monthly DCR)
3. Estimated Expenditure Control Report (EECR)
4. Active PO Roster (APOR)
5. Active PO Roster Addendum (APOR+)
6. Department Charge Report by Cycle (DCR)

DATE RUN: 7/2                                          PEOPLENET MONTHLY CHARGE REPORT                     ---PEOPLENET----
REPORT CRITERIA: ALL MONTHLY AND YEAR-TO-DATE          BILLING PERIOD: 5/12/97 THRU 6/8/97      A DIVISION OF GEOMETRIC RESULTS INC.
                 CHARGES FOR EACH SUPERVISOR BY
                 DEPT/OPSLOC AND SUPPLIER.

                 CURRENT PERIOD INCLUDES CYCLES
                 9711 THRU 9712

                                                        ***CONFIDENTIAL***

BILLING DEPT: A03
      OPSLOC: 5001                                                                                                   DOLLARS BILLED
                                                                                 HOURS WORKED                            TO FORD
                                                                      ---------------------------------------------- --------------
SUPERVISOR                    SUPPLIER                                                                              LATEST
           REF                                                      CURRENT PERIOD       YEAR-TO-DATE                T/S
CONTRACTEE GRD TITLE                 CPO#      FROM      TO             S.T.   O.T./P.R*    S.T.  O.T./P.R*    END DATE AIS ACCT.
ATKINSON  DENNIS           THE BARTECH GROUP
CORNETT        8 COST ANALYST       00-24976   4/22/97 12/31/97        144.00     0.00     248.00      0.00 6/22/97  25A-2744-PNET
                                                                      -------------------------------------
SUBTOTAL FOR SUPERVISOR:  ATKINSON DENNIS                              144.00     0.00     248.00      0.00
GLOTZHOBER DENNIS           THE BARTECH GROUP
ALVAROE        7 ACCOUNTANT         00-22080   8/19/96 11/24/96          0.00     0.00     144.00      0.00 11/24/96 25A-2744-PNET
                                                                      -------------------------------------

SUBTOTAL FOR SUPERVISOR:  GLOTZHOBER DENNIS                              0.00     0.00     144.00      0.00

LEIB ART           NORRELL SERVICES, INC.
DOCHERTY       5 DATA CONTROL COORD 00-19114   1/15/96 12/31/97        151.00     0.00     847.00     46.00 7/6/97  1-0970-PNET
                                                                      -------------------------------------

SUBTOTAL FOR SUPERVISOR:  LEIB ART                                     151.00     0.00     847.00     46.00
                                                                      -------------------------------------
TOTAL FOR DEPT: A03         OPNSLOC: 5001                              295.00     0.00   1,239.00     46.00


                                                                                            DOLLARS BILLED TO FORD
                                                                      --------------------------------------------------------------
SUPERVISOR
           REF                SUPPLIER                                HOURLY RATE           HOURS         HOURS    EXPENSES EXPENSES
CONTRACTEE GRD TITLE                 CPO#      FROM      TO           S.T.   O.T.       BILLED M-T-D  BILLED Y-T-D     M-T-D  Y-T-D
ATKINSON  DENNIS           THE BARTECH GROUP
CORNETT        8 COST ANALYST       00-24976   4/22/97 12/31/97       $37.26 $37.26          $5,365        $9,240         $0     $0
                                                                                        -------------------------------------------
SUBTOTAL FOR SUPERVISOR:  ATKINSON DENNIS                                                    $5.365        $9,240         $0     $0
GLOTZHOBER DENNIS           THE BARTECH GROUP
ALVAROE        7 ACCOUNTANT         00-22080   8/19/96 11/24/96       $36.50 $36.50              $0        $5,256         $0     $0
                                                                                        -------------------------------------------

SUBTOTAL FOR SUPERVISOR:  GLOTZHOBER DENNIS
                                                                                                 $0       $ 5,256         $0     $0
LEIB ART           NORRELL SERVICES, INC.
DOCHERTY       5 DATA CONTROL COORD 00-19114   1/15/96 12/31/97        $24.02 $29.82         $3,627       $21,797         $0     $0
                                                                                        -------------------------------------------

SUBTOTAL FOR SUPERVISOR:  LEIB ART                                                           $3,627       $21,797         $0     $0
                                                                                        -------------------------------------------
TOTAL FOR DEPT: A03         OPNSLOO: 5001                                                    $8,992       $36,293         $0     $0






*    "O.T./P.R" =(O)VER (T)IME AND (PR)EMIUM HOURS COMBINED
**   "LATEST T/S END DATE" = LATEST TIMESHEET ENDING DATE RECEIVED FOR THE
     CONTRACTS

CRITERIA: DEPARTMENT CHARGE INFORMATION            DEPARTMENT CHARGE REPORT                            --- PEOPLENET---
          BASED ON TIMESHEETS RECEIVED IN          BILLING PERIOD 5/12/97 TO 6/8/97           A DIVISION OF GEOMETRIC RESULTS INC.
          CYCLES 9711 THROUGH 9712                        ***CONFIDENTIAL***
DATE RUN: 7/22/97 2:29 PM
----------------------------------------------------------------------------------------------------------------------------------
  OPNS LOCATION: 5001

     DEPARTMENT: A03
          CYCLE: 9711

   NAME                  CPO            WEEK ENDING        REG. HOURS           OT. HOURS    PR. HOURS       RATE
---------------------------------------------------------------------------------------------------------------------
DOCHERTY, BRENDA        00-19114        5/18/97                 40.00                0.00         O.00     $24.02
DOCHERTY, BRENDA        00-19114        5/25/97                 40.00                0.00         0.00     $24.02
CORNETT, H. THOMAS      00-24976        5/18/97                 40.00                0.00         0.00     $37.26
CORNETT, H. THOMAS      00-24976        5/25/97                 40.00                0.00         0.00     $37.26
---------------------------------------------------------------------------------------------------------------------
OPNS LOC: 5001  SUBTOTALS FOR DEPT:   A03                      160.00                0.00         0.00

   NAME                     GEN. LEDG.          SUB LEDG.    SUB DIV.   MISC. REF.          EXPENSES   BILLED TO FORD
---------------------------------------------------------------------------------------------------------------------
DOCHERTY, BRENDA               13               0970         PNET                              $0.00          $960.80
DOCHERTY, BRENDA               13               0970         PNET                              $0.00          $960.80
CORNETT, H. THOMAS             25A              2744         PNET     CIRS                     $0.00        $1.490.40
CORNETT, H. THOMAS             25A              2744         PNET     CIRS                     $0.00        $1,490.40
---------------------------------------------------------------------------------------------------------------------
OPNS LOC: 5001  SUBTOTALS FOR DEPT:   A03                                                      $0.00        $4,902.40



CRITERIA: DEPARTMENT CHARGE INFORMATION BASED ON              DEPARTMENT CHARGE REPORT
          TIMESHEETS RECEIVED IN CYCLES 9711 THROUGH         BILLING PERIOD 5/12/97 TO 6/8/97             --- PEOPLENET---
          9712                                                     ***CONFIDENTIAL***          A DIVISION OF GEOMETRIC RESULTS INC.

DATE RUN: 7/22/97 2:29 PM
-------------------------------------------------------------------------------------------------------------------------------
  OPNS LOCATION:    5001

     DEPARTMENT:    A03

          CYCLE:    9712

   NAME                   CPO           WEEK ENDING    REG. HOURS           OT. HOURS          PR. HOURS                   RATE
-------------------------------------------------------------------------------------------------------------------------------
DOCHERTY, BRENDA        00-19114        6/1/97              32.00                0.00               0.00                 $24.02
DOCHERTY, BRENDA        00-19114        6/8/97              39.00                0.00               0.00                 $24.02
CORNETT, H. THOMAS      00-24976        6/1/97              32.00                0.00               0.00                 $37.26
CORNETT, H. THOMAS      00-24976        6/8/97              32.00                0.00               O.00                 $37.26
-------------------------------------------------------------------------------------------------------------------------------
OPNS LOC: 5001     SUBTOTALS FOR DEPT:    A08              135.00                0.00              $0.00

-------------------------------------------------------------------------------------------------------------------------------
OPNS LOC: 5001        TOTALS FOR DEPT:                     295.00                0.00               0.00


   NAME                 GEN. LEDG.      SUB. LEDG.      SUB. DIV.           MISC. REF.          EXPENSES         BILLED TO FORD
-------------------------------------------------------------------------------------------------------------------------------
DOCHERTY, BRENDA            13          0970            PNET                                       $0.00                $768.64
DOCHERTY, BRENDA            13          0970            PNET                                       $0.00                $936.78
CORNETT, H. THOMAS          25A         2744            PNET                CIRS                   $0.00              $1,192.32
CORNETT, H. THOMAS          25A         2744            PNET                CIRS                   $0.00              $1,192.32
-------------------------------------------------------------------------------------------------------------------------------
OPNS LOC: 5001     SUBTOTALS FOR DEPT:    A03                                                      $0.00              $4,090.06

-------------------------------------------------------------------------------------------------------------------------------
OPNS LOC: 5001        TOTALS FOR DEPT:    A03                                                      $0.00              $8,992.46

               1997 ANNUAL ESTIMATED EXPENDITURE CONTROL REPORT
                       *******   CONFIDENTIAL   *******
                                                      ---PEOPLENET---
                                            A DIVISION OF GEOMETRIC RESULTS INC.


RUN DATE: JUNE 19, 1997               ASSUMPTIONS:  PAYMENTS MADE REFLECTS ANY EXPENDITURES FOR TIMESHEETS PAID INCLUDING EXPENSES)
                                                    WITHIN THE BUDGET YEAR.  SUSPENSE EXPENDITURES ARE BASED ON ACTUAL HOURS AND
                                                    EXPENSES SUBMITTED, BUT PO IS NOT VALID TO ISSUE PAYMENT.

NOVEMBER 23, 1996, CYCLE 9701 THROUGH               RESERVED (ESTIMATED LIABILITY) EXPENDITURES ARE BASED ON 43 STRAIGHT TIME HOURS
                                                    PER WEEK (REJECTED OR MISSING) UPTO THE CURRENT BILLING MONTH FOR THE CURRENT
                                                    YEAR.

JUNE 08, 1997, CYCLE 9712                           YTD ESTIMATED EXPENDITURES IS THE SUM OF PAYMENTS MADE, SUSPENSE AND RESERVED
                                                    (ESTIMATED LIABILITY).

OPS. LOC. 5001      DEPT. A03                       ANNUAL ESTIMATED PO COST IS CALCULATED BY ADDING THE YTD ESTIMATED EXPENDITURES,
                                                    PLUS 43 STRAIGHT TIME HOURS/WEEK FOR THE DURATION OF THE PO DURING THE
                                                    CALENDAR YEAR.





                                                                                          HOURS   COMMITTED
                                                                 -------------------------------------------------------------------
                                                                                               RESERVED      YTD         ANNUAL
    CONTRACTEE             PO          AIS           PO                 HOURS                 (ESTIMATED   ESTIMATED      ESTIMATED
       NAME              NUMBER       CODE      START   END              PAID     SUSPENSE    LIABILITY)    HOURS          HOURS
------------------------------------------------------------------------------------------------------------------------------------
CORNETT H, THOMAS       00-24976  25A-2744-PNET 4/22/97  12/31/97         248          0           0             248          1,513
DOCHERTY, BRENDA        00-19114  13-0970-PNET  1/15/96  12/31/97         893          0           0             893          2,158
                              ACTIVE POs SUBTOTAL                       1,141          0           0           1,141          3,672
ALVAROE, JAMES          00-22080  25A-2744-PNET 8/19/96  11/24/96         144          0           0             144            144
               INACTIVE/AMENDED POs SUBTOTAL                              144          0           0             144            144
                 OPS. LOC.  5001, DEPT. A03       TOTALS                1,285          0           0           1,285          3,816




                                                                                         DOLLARS COMMITTED
                                                                --------------------------------------------------------------------
                                                                                               RESERVED      YTD            ANNUAL
    CONTRACTEE             PO         AIS            PO               PAYMENTS                ESTIMATED    ESTIMATED       ESTIMATED
       NAME              NUMBER       CODE      START   END             MADE      SUSPENSE    LIABILITY)  EXPENDITURES      PO COST
------------------------------------------------------------------------------------------------------------------------------------

CORNETT, H. THOMAS      00-24976 25A-2744-PNET 4/22/97  12/31/97         9,240         0            0          9,240         56,390
DOCHERTY, BRENDA        00-19114 13-0970-PNET  1/15/96  12/31/97        21,797         0            0         21,797         52,193
                              ACTIVE POs SUBTOTAL                       31,037         0            0         31,037        108,583
ALVAROE, JAMES          00-22080 25A-2744-PNET 8/19/96  11/24/96         5,256         0            0          5,256          5,256
               INACTIVE/AMENDED POs SUBTOTAL                             5,256         0            0          5,256          5,256
                 OPS. LOC.  5001, DEPT. A03       TOTALS                36,293         0            0         36,293        113,839





DATE RUN:      /9714:31:46
                                                       ACTIVE PURCHASE ORDER ROSTER                      ---PEOPLENET---
REPORT CRITERIA: ALL "ACTIVE PO'S,                          *** CONFIDENTIAL ***               A DIVISION OF GEOMETRIC RESULTS INC.
SORTED BY OPS LOC/DEPT AND SUPERVISOR

AS OF: 6/30197

OPNSLOC :             5001     DEPT : A03


CONTRACTEE NAME    REF      TITLE            SUPERVISOR          AIS       MISC       REQ #    START    END
                  GRADE                                         CODE       REF                 DATE     DATE
DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    >

ALVAROE   JAMES     8    Cost Analyst     Atkinson    Den  25A-2744-PNET  CIRS      00-24977  5/19/97   12/31/97
CORNETT   H. THOM   8    Cost Analyst     Atkinson    Den  25A-2744-PNET  CIRS      00-24976  4/22/97   12/31/97
DOCHERTY  BRENDA    5    Data Control Co  Leib        Art  13-0970-PNET             00-19114  1/15/96   l2/31/97


CONTRACTEE NAME      PEOPLENET SUPPLIER                  RATE       OT
                                                                   RATE
------------------------------------------------------------------------
                        >                                         c
ALVAROE   JAMES      Manpower Temporary Services (Auto   $35.76   $35.76
CORNETT   H. THOM    The Bartech Group                   $37.26   $37.26
DOCHERTY  BRENDA     Norrell Services, Inc.              $24.02   $29.82

                     TOTAL # CONTRACTEES:  3

             ---------------------------------     --------------------        -----------------------                  PAGE 1 OF 1
                              SIGNATURE                  PROFS ID                       DATE



CRITERIA:  ALL ??? IS IN FILLED OR POIN STATUS,                                                              ---PEOPLENET---
           SORT ???OPS LOC/DEPT CODE                      ACTIVE PURCHASE ORDER ROSTER ADDENDUM
           COMBINATION.                                                                              A DIVISION OF GEOMETRIC RESULTS
DATE RUN: 7/22/97  14:36:37                                     *** CONFIDENTIAL***

As Of: 6/30/97
                       REF                                                   OPS     BILL
  CANDIDATE NAME      GRADE           TITLE               SUPERVISOR NAME    LOC     DEPT    AIS CODE          MISC REF  POS NUM
SAUNDRA BRUCE           4      COR I, II, III, IV/CAC,    BROWNELL, BRAD    2460     504     25A  2200  136               19730
LISA FRENCH             4      COR I, II, III, IV/CAC,    BROWNELL, BRAD    2460     504     25A  2200  136               19753
JUNE GREEN              4      COR I, II, III, IV/CAC,    BROWNELL, BRAD    2460     504     25A  2200  136               19740
LINDA HALL              4      COR I, II, III, IV/CAC,    BROWNELL, BRAD    2460     504     25A  2200  136               19723
JOY TABRON              4      COR I, II, III, IV/CAC,    BROWNELL, BRAD    2460     504     25A  2200  136               19728

                                                                                     ESTIMATED      POS
                      START            END                               STRAIGHT   CONTRACTEE    STATUS
 CANDIDATE NAME       DATE            DATE            SUPPLIER              TIME       COST
SAUNDRA BRUCE         6/2/97         12/31/97     KELLY SERVICES INC.      $17.06    $20,764.46     POIN
LISA FRENCH           6/2/97         12/31/97     KELLY SERVICES INC.      $17.06    $20,764.46     POIN
JUNE GREEN            6/2/97         12/31/97     KELLY SERVICES INC.      $17.06    $20,764.46     POIN
LINDA HALL            6/2/97         12/31/97     KELLY SERVICES INC.      $17.06    $20,764.46     POIN
JOY TABRON            6/2/97         12/31/97     KELLY SERVICES INC.      $17.06    $20,764.46     POIN

SUPPLIER'S
BEST PRACTICES                                                          APPENDIX

                        CONTRACT PERSONNEL AGREEMENT

        The below-named Supplier is in the business of providing Supplier employees and/or third party personnel under contract with Supplier to perform work assignments for Ford Motor Company or Ford Motor Company subsidiaries (hereinafter collectively referred to as "Ford") for designated periods of time. (For purposes of this Agreement the undersigned Supplier employee or third party contracted with Supplier is hereinafter referred to as "Contractee").
        Contractee understands and agrees that the execution of this Agreement is one of the conditions for Contractee being provided by Supplier to perform or continuing to perform work as assigned by Ford. For consideration as agreed to separately between Supplier and contractee and, with respect to any past, present or future work assignment at Ford, Contractee agrees to the following terms for the express benefit of Ford as a beneficiary of this Agreement.
        The relationship of Contractee to Ford hereunder shall be that of an independent contractor and not that of employee or agent. Contractee shall not represent himself/herself as having any relationship with Ford other than that of an independent contractor. Contractee understands there is no guarantee of being assigned or continuing to be assigned to a work assignment at Ford.
        All information and data acquired from Ford or developed or acquired for Ford shall be confidential and proprietary to Ford. Such information and data shall be used by Contractee only in performing services for Ford, and shall not be disclosed or caused to be disclosed by Contractee to any third party without written authorization from Ford or unless such information and data is publicly available through no fault of Contractee.
        All information and data developed or acquired in performing services for Ford by Contractee shall belong to Ford, without further consideration, and shall be delivered to Ford upon completion of such services or earlier if requested. Ford shall be free to use and disclose to others such information and data delivered hereunder.
        Any work of authorship created by Contractee in performing services for Ford shall be considered to be a specially ordered or commissioned "work made for hire" for Ford and all copyrights for such work of authorship shall belong to Ford. In the event any portion of such work of authorship does not qualify as "work made for hire." Contractee hereby agrees to acquire, all right, title and interest to such copyrights for such portion and assign to Ford all acquired right, title and interest to such copyrights and, when requested by Ford, shall execute all documents and papers confirming this assignment without further consideration from Ford. All such works of authorship shall bear a valid copyright notice designating Ford as the copyright owner.
        Contractee hereby grants to Ford a permanent, non-exclusive, paid-up worldwide license, under each copyright Contractee owns or controls or has the right to license in each work of authorship fixed in any tangible medium of expression furnished to Ford. This license includes the rights to use the work, reproduce the work in quantities, prepare derivative works, distribute copies of the work to the public, and perform and display the work publicly.
        Contractee hereby assigns to Ford all worldwide rights in every invention, discovery and improvement made, conceived, or reduced to practice Contractee in performing services for Ford, without further consideration, and each shall be reported to Ford promptly. Upon request by Ford, all documents and papers shall be executed, and all reasonable assistance shall be furnished
(1) to establish in Ford title to such inventions, discoveries and improvements and (2) to enable Ford to apply for United States and foreign patents thereon.
        Contractee hereby agrees and warrants that any deliverable or service delivered to Ford and Ford's use of such deliverable or service will neither infringe any copyrights, nor knowingly infringe any other intellectual property rights of any entry. Contractee agrees not to assert any intellectual property right now or hereafter owned by Contractee against Ford would be infringed by the manufacture sale or use of any deliverable or product incorporating a deliverable.
        The intellectual property rights which are the subject of the licenses and covenant not to sue granted herein shall survive termination or expiration of this Agreement, shall remain in effect for the life of each respectively corresponding property rights and shall survive any assignment of such rights to any third party. The obligations and warranties provided by Contractee in this Agreement shall survive termination or expiration of any work assignment at Ford and this Agreement.
        This agreement is effective upon the date services are first performed for Ford by Contractee and it shall be construed and enforced in accordance with the laws of the State of Michigan.

___________________________________  _____________________________________
Contractee Name (Please Print)       Contractee Social Security Number

___________________________________  _____________________________________
Contractee Signature                 Date

___________________________________
Supplier's Name

___________________________________  _____________________________________
Order/Position Number                Start Date

___________________________________
Staffing Specialist (if known)

8/96 RELEASE #2B                                                        PAGE 138

                   PEOPLENET CUSTOMER SERVICE 810/304-7700
                              U.S. PROCESS ONLY


Criteria:   Department Charge Information based on
            timesheets received in cycle# 9711                   Dartment Charge Report
Date Run:   7/22/97 1:52 pm                                        ***CONFIDENTIAL***

                                                                              ------PEOPLENET------
                                                                      A Division of Geometric Results Inc.
OPNS Location:  5001
   Department:  A03

   Name                   CPO       Week Ending       Reg. Hours  OT. Hours  Pr. Hours
------------------------------------------------------------------------------------------------------------
DOCHERTY, BRENDA        00-19114     5/18/97            40.00        0.00        0.00
DOCHERTY, BRENDA        00-19114     5/25/97            40.00        0.00        0.00
CORNETT, H. THOMAS      00-24976     5/18/97            40.00        0.00        0.00
CORNETT, H. THOMAS      00-24976     5/25/97            40.00        0.00        O.00
------------------------------------------------------------------------------------------------------------
  OPNS Loc: 5001        Totals for Dept:  A03          160.00        0.00        0.00



   Name                     Rate   Gen. Ledg.    Sub Ledg. Sub Div.  Misc. Ref.   Expenses    Billed To Ford

------------------------------------------------------------------------------------------------------------
DOCHERTY, BRENDA            $24.02     13          0970      PNET                  $0.00         $960.80
DOCHERTY, BRENDA            $24.02     13          0970      PNET                  $0.00         $960.80
CORNETT, H. THOMAS          $37.26     25A         2744      PNET      CIRS        $0.00       $1,490.40
CORNETT, H. THOMAS          $37.26     25A         2744      PNET      CIRS        $0.00       $1,490.40
------------------------------------------------------------------------------------------------------------
                                                                                   $0.00       $4,902.40








                                 Page 1 of 1

STANDARD PURCHASING REPORTS:
---------------------------
1. PeopleNet Minority Spending Report
2. Dollar Volume Report by Commodity by Supplier
3. Dollar Volume Report by Supplier
4. Supplier Dollar Volume Metrics Report and Data sheet (Quarterly)
5. Supplier Dollar Volume Metrics Report (by current month)
6. Placement Timing for Algorithm Positions (Calendar Days)
7. Executive Summary
8. New Positions Placed Metric

                     PEOPLE NET MINORITY SPENDING REPORT
                                                              As of:  7/22/97
JUL - 1997                                                Current quarter:  3rd



 Vendor                                       Code            Month to date     Quarter to date             Year to Date
----------------------------------------------------------------------------------------------------------------------------
Engineering Technologies Associates          A1PBD             $336,351.24          $336,361.24            $2,470,899.75
Comprehensive Data Processing, Inc.          A6WYC             $288,343.92          $288,343.92            $2,181,234.91
Autoflex Inc.                                BY21C             $206,564.51          $206,564.51            $1,349,553.62
Engineering Global Solutions d/b/a EGS, Inc. C41DA             $182,113.40          $182,113.40            $1,509,814.37
The Bartech Group                            D9UGF           $1,377,126.24        $1,377,126.24            $9,177,653.71
Engineering Analysis Services Inc.(EASI)     E148C             $297,192.36          $297,192.36            $2,371,189.83
Optimal CAE, Inc                             E4P9B             $209,389.83          $209,389.83            $1,418,625.02
McKenna Industries, Inc.                     F8AGB                   $0.00                $0.00                    $0.00
Gonzalez Design Engineering                  G252C             $296,353.20          $296,353.20            $1,917,919.34
ASG Renaissance                              G9A6C             $746,443.85          $746,443.85            $5,466,784.04
Acro Service Corporation                     HOGRB             $536,387.27          $536,387.27            $3,811,744.48
Integrated Management Systems, Inc.          H7NJC                   $0.00                $0.00                $9,663.75
Syntel, Inc.                                 J1FZA             $609,489.42          $609,489.42            $4,740,200.06
Complete Business Solutions, Inc.            J4PAC                   $0.00                $0.00               $61,092.82
Lexel Engineering                            M8PBB                   $0.00                $0.00                    $0.00
CAE Technology, Inc.                         M9NJA             $349,778.51          $349,778.51            $2,614,616.33
Axis Systems, Inc.                           Q06XA                   $0.00                $0.00                    $0.00
Arbor Intelligent Systems, Inc.              Q4YMA                   $0.00                $0.00                  $552.00
NETSys Technology Group, Inc.                Q5H4A               $3,148.00            $3,148.00                $3,148.00
Compunix, Inc.                               R2AHA                   $0.00                $0.00                    $0.00
Alpha Star, Inc.                             R8JWA                   $0.00                $0.00                $2,805.00
M.L.S. International                         X171C             $867,302.06          $867,302.06            $6,099,474.31
----------------------------------------------------------------------------------------------------------------------------
TOTALS                                                       $6,307,985.81        $6,307,985.81           $46,207,001.34





Criteria: Total Dollar Amount paid to all the                 Dollar Volume Report                    --PeopleNet--
        Suppliers for cycles 9701 thru 9714                   by Commodity by Supplier          A Division of Geometric Results Inc.
         Cycle dates  12/23/96 thru 7/6/97

Date Run: 7/22/97 08:57:18

                 Commodity      Supplier Name                                                          Paid to Supplier
-----------------------------------------------------------------------------------------------------------------------------
                 CLERICAL
                                Kelly Services lnc.                                                    $5,935,701.93
                                Manpower Temporary Services (AutoDivision)                             $1,603,688.11
                                Norrell Services, Inc.                                                 $1,231,094.76
                                The Bartech Gruop                                                        $786,414.49
                                TAC Automotive Group                                                     $460,975.30
                                ASG Renaissance                                                          $259,284.42
                                Livernois Engineering Company                                            $246,398.60
                                Cosworth Engineering, INC                                                $181,876.21
                                MSX International                                                        $153,814.83
                                Gonzalez Design Engineering                                              $149,912.42
                                G-Tech Services                                                          $142,422.56
                                Contract Professionals                                                   $126,907.81
                                Process Development Corporation                                           $90,222.39
                                American SCI, INC                                                         $75,057.04
                                AIM Executive Contact Services                                            $69,033.92
                                Modern Engineering                                                        $57,322.84
                                Aerotek, Inc.                                                             $54,706.41
                                Hickok Electrical Instrument Co.                                          $54,130.33
                                Renkim Corporation                                                        $44,424.22
                                Ciber Inc.                                                                $32,295.34
                                Optimal CAE, Inc.                                                         $22,366.06
                                Ram Engineering                                                           $19,898.20
                                Carron & Company                                                          $17,206.82
                                National Tech Team, Inc.                                                  $16,642.40
                                Autoflex Inc.                                                             $14,364.15
                                Ajilon Services, Inc.                                                      $7,853.07
                                Hollowell Engineering Inc.                                                 $7,063.92
                                Entech Personnel Servicess, Inc.                                           $6,991.56
                                Comprehensive Data Processing, Inc.                                        $1,343.30
                                Acro Service Corporation                                                   $1,088.00
                                Computer Horizons Corporation                                                $568.00
                                CDI Information Services                                                     $363.12
                                Global Technology Associates, Ltd.                                             $0.00
                                Special Engineering Service                                                    $0.00
                                Training Group International, Inc.                                             $0.00
                                Wheel City Graphics d/b/a Printing Services                                    $0.00
                                                   Total for CLERICAL        Conmodity:               $11,871,432.55
                                                  - - - - - - - - - - - - - - - - -
                 ENG
                                TAC Automotive Group                                                  $11,912,445.87
                                Kelly Services Inc.                                                    $7,832,911.77
                                MSX  International                                                     $7,451,651.42
                                Modern Engineering                                                     $7,104,276.24
                                The Bartech Group                                                      $5,817,619.31





                                                                Dollar  Volume Report              --- PeopleNet--
        Suppliers for cycles 9701 thru 9714                           by Supplier           A Division of Geometric Results Inc.
        Cycle Dates   12/23/96 thru 7/6/97

Date Run: MOM 14.-W:14

                      Q1 Status       Supplier Name                                                  Paid to Supplier
---------------------------------------------------------------------------------------------------------------------------------
                        Y      Kelly Services Inc.                                                      $23,443,982.67
                        Y      TAC Automotive Group                                                     $15,048,260.79
                        Y      The Bartech Group                                                         $9,177,910.99
                        Y      MSX International                                                         $8,638,176.58
                        Y      Modern Engineering                                                        $7,571,237.50
                        Y      Compuware Corporation                                                     $7,472,693.30
                        Y      Livernois Engineering Company                                             $6,142,052.55
                        N      M.I.S. International                                                      $6,099,474.31
                        Y      CDI Information Services                                                  $5,970,114.69
                        Y      Decision Consultants, Inc.                                                $5,521,777.81
                        Y      ASG Renaissance                                                           $5,466,784.04
                        Y      American SCI, INC.                                                        $5,217,998.31
                        N      Computer Methods Corporation                                              $4,844,983.43
                        Y      Syntel, Inc.                                                              $4,740,200.06
                        N      Aerotek, Inc.                                                             $4,582,442.89
                        Y      Ciber Inc.                                                                $4,187,440.41
                        Y      G-Tech Services                                                           $3,984,061.58
                        Y      National Tech Team                                                        $3,318,892.00
                        Y      Acro Service Corporation                                                  $3,811,774.48
                        N      Contract Professionals Inc.                                               $3,801,972.82
                        Y      Ajjon Services, Inc.                                                      $3,771,696.11
                        Y      Computer Horizons Corporation                                             $3,696,548.68
                        N      Cosworth Engineering, INC                                                 $2,921,494.26
                        N      Carron & Company                                                          $2,917,215.45
                        Y      CAE Technology, Inc.                                                      $2,614,616.33
                        Y      Software Services Corporation                                             $2,510,650.52
                        N      Engineering Technologies Associates                                       $2,482,651.15
                        N      Engineering Analysis Services Inc. (EASI)                                 $2,371,189.83
                        Y      Manpower Termporary Services (AutoDivision)                               $2,356,269.21
                        Y      Interim                                                                   $2,238,153.18
                        N      Comprehensive Data Processing Inc.                                        $2,181,234.91
                        Y      Altair Engineering, Inc.                                                  $2,155,633.54
                        N      Mayflower Vehicle Systems                                                 $2,095,953.06
                        Y      Gonzalez Design Engineering                                               $1,917,919.34
                        N      Hickok Electrical Instrument Co.                                          $1,913,006.76
                        Y      Norrell Services, Inc.                                                    $1,651,573.22
                        N      Engineering Global Solutions d/b/a EGS, Inc.                              $1,509,814.37
                        N      Optimal CAE, Inc.                                                         $1,418,625.02
                        N      Automated Analysis Corporation                                            $1,387,593.06
                        N      Autoflex Inc.                                                             $1,349,553.62
                        N      Roush Industries                                                            $833,943.08
                        N      Ram Engineering                                                             $710,820.40
                        N      Process Devlopment Corporation                                              $708,896.26




                         SUPPLIER DOLLAR VOLUME METRICS


                         AccuStaff, Inc. d/b/a AccuTech
                                    Dollars


                                    [GRAPH]




                         AccuStaff, Inc. d/b/a AccuTech
                                  Contractees

                                    [GRAPH]

AccuStaff Inc.


Engineering                    $23,433       $18,071      $16,830      $20,257      $19,639      $18,535      $19,244      $11,625
Systems                          $0            $0           $0           $0           $0           $0           $0           $0
Clerical                         $0            $0           $0           $0           $0           $0           $0           $0
Total                          $23,433       $18,071      $16,830      $20,257      $19,639      $18,535      $19,244      $11,625

AccuStaff Inc. d/b/a AccouTech
                                 Jul           Aug          Sep          Oct          Nov          Dec        Jan 97         Feb
Engineering                       4             3            4            0            4            4            4            3
Systems                           0             0            0            0            0            0            0            0
Clerical                          0             0            0            0            0            0            0            0
Total                             4             3            4            0            4            4            4            3

Acro Services Corporation

Engineering                   $390,001      $324,002     $255,882     $307,213     $300,881     $284,556     $305,834     $272,756
Engineering FEA                  $0            $0           $0           $0          $616        $4,019       $6,417       $2,484
Professional                   $37,331       $21,000      $10,379      $30,524      $58,719      $34,589      $32,999      $51,748
Systems                       $103,674       $88,486     $101,951     $143,558     $194,680     $195,655     $175,823     $215,244
Train                            $0            $0           $0           $0         $4,560       $5,168       $5,263       $5,862
Clerical                        $1,241         $0           $0           $0           $0           $0           $0           $0
Total                         $532,247      $443,501     $366,212     $481,295     $559,456     $523,967     $526,336     $548,093

Acro Services Corporation
                                 Jul           Aug          Sep          Oct          Nov          Dec        Jan 97         Feb
Engineering                      51            57           55           59           59           52           55           52
Engineering FEA                   0             0            0            0            1            1            1            1
Professional                      7             6            4            5            9            8            9           10
Systems                          15            16           21           27           30           28           36           34
Train                             0             0            0            0            1            1            1            1
Clerical                          1             1            0            0            0            0            0            0
Total                            74            80           80           91          100           90          102           98

Advanced Technical Services

Engineering                    $77,030       $25,271      $56,618        $0           $0           $0           $0           $0
Engineering FEA                  $0            $0           $0           $0           $0           $0           $0           $0
Professional                     $0            $0           $0           $0           $0           $0           $0           $0
Systems                          $0            $0           $0           $0           $0           $0           $0           $0
Train                            $0            $0           $0           $0           $0           $0           $0           $0
Clerical                         $0            $0           $0           $0           $0           $0           $0           $0
Total                          $77,030       $25,271      $56,618        $0           $0           $0           $0           $0

Advanced Technical Services
                                 Jul           Aug          Sep          Oct          Nov          Dec        Jan 97         Feb
Engineering                       7             4            5            0            0            0            0            0
Engineering FEA                   0             0            0            0            0            0            0            0
Professional                      0             0            0            0            0            0            0            0
Systems                           0             0            0            0            0            0            0            0
Train                             0             0            0            0            0            0            0            0
Clerical                          0             0            0            0            0            0            0            0
Total                             7             4            5            0            0            0            0            0

Aerotek, Inc.

Engineering                   $942,253      $700,520     $562,720     $650,070     $583,586     $571,673     $458,047     $522,576
Engineering FEA                $18,316       $36,592      $12,765      $18,570      $15,331      $19,658      $16,929      $16,260
Professional                   $17,424       $22,216      $16,174      $11,644      $28,020      $25,152      $33,573      $16,790
Systems                       $166,916      $102,586      $74,444     $108,092      $78,442     $103,176      $91,155     $106,961
Training                       $11,141        $4,373       $3,392       $3,383      $12,448       $2,856       $7,129       $3,704
Clerical                        $2,860        $6,313       $2,639       $4,624       $4,092       $5,280       $5,432       $3,659
Total                        $1,158,909     $872,570     $674,134     $796,383     $721,920     $727,797     $612,264     $689,971

Aerotek, Inc.
                                 Jul           Aug          Sep          Oct          Nov          Dec        Jan 97         Feb
Engineering                      140           123          119          124          117          115          105          106
Engineering FEA                   3             3            3            3            3            3            3            3
Professional                      3             3            4            5            4            5            4            3
Systems                           20            17           15           18           15           17           18           19
Training                          1             1            1            1            1            1            1            1
Clerical                          1             2            1            2            2            2            2            2

Engineering                    $14,683       $13,506       $9,856       $8,940
Systems                          $0            $0           $0           $0
Clerical                         $0            $0           $0           $0
Total                          $14,683       $13,506       $9,856       $8,940

AccuStaff Inc. d/b/a AccouTech
                                 Mar           Apr          May          Jun
Engineering                       3             3            3            2
Systems                           0             0            0            0
Clerical                          0             0            0            0
Total                             3             3            3            2

Acro Services Corporation

Engineering                   $271,350      $243,830     $258,813     $249,487
Engineering FEA                 $8,280        $4,589       $6,038       $2,484
Professional                   $32,520       $31,991      $37,190      $25,749
Systems                       $229,771      $253,747     $264,857     $258,370
Train                           $5,596        $6,232       $5,938       $3,040
Clerical                        $1,068         $0           $0           $0
Total                         $548,604      $540,390     $572,835     $539,130

Acro Services Corporation
                                 Mar           Apr          May          Jun
Engineering                      49            49           49           48
Engineering FEA                   1             1            1            1
Professional                      9             9            8            8
Systems                          40            43           46           45
Train                             1             1            1            1
Clerical                          1             0            0            0
Total                           101           103          105          103

Advanced Technical Services

Engineering                      $0            $0           $0           $0
Engineering FEA                  $0            $0           $0           $0
Professional                     $0            $0           $0           $0
Systems                          $0            $0           $0           $0
Train                            $0            $0           $0           $0
Clerical                         $0            $0           $0           $0
Total                            $0            $0           $0           $0

Advanced Technical Services
                                 Mar           Apr          May          Jun
Engineering                       0             0            0            0
Engineering FEA                   0             0            0            0
Professional                      0             0            0            0
Systems                           0             0            0            0
Train                             0             0            0            0
Clerical                          0             0            0            0
Total                             0             0            0            0

Aerotek, Inc.

Engineering                   $527,781      $471,244     $536,332     $482,692
Engineering FEA                $17,031       $14,809      $11,413      $14,901
Professional                   $36,396       $21,959      $49,424      $24,346
Systems                        $91,718       $80,115      $87,011      $86,004
Training                       $17,076        $5,496       $6,566       $4,445
Clerical                        $7,945        $9,615      $10,244       $7,835
Total                         $697,946      $603,241     $700,989     $620,221

Aerotek, Inc.
                                 Mar           Apr          May          Jun
Engineering                      108           101          111          106
Engineering FEA                   3             3            2            3
Professional                      5             6            7            6
Systems                           20            16           19           17
Training                          1             1            1            1
Clerical                          3             4            4            4

CRITERIA: DOLLAR        AMOUNT PAID FOR ALL ACTIVE SUPPLIERS
        FOR CYCLES      9614 THRU 9712                       SUPPLIER DOLLAR VOLUME METRICS                 ---PEOPLENET---
EX:  JAN                                                                                       A DIVISION OF GEOMETRIC RESULTS, INC.
     4          REPRESENTS # OF CONTRACTEES ASSOCIATED WITH THE SUPPLIER'S DOLLAR VOLUME FOR JANUARY.
     $20, 895   REPRESENTS THE DOLLAR VOLUME (PAY TO SUPPLIER) AMOUNT FOR THIS SUPPLIER FOR JANUARY.


DATE RUN: 7/22/97 14:21:18

                                  # OF CONTRACTEES/DOLLAR AMOUNT PAID BY MONTH FOR EACH SUPPLIER
SUPPLIER NAME              JAN 97       FEB 97          MAR 97          APR 97          MAY 97          JUN 97          JUL 96
------------------------------------------------------------------------------------------------------------------------------------
KELLY SERVICES INC.        1049         1069            1125            1102            1117            1080            1170

                           $3,677,968   $3,222,050      $3,472,363      $3,352,266      $3,332,318      $3,196,290      $4,846,853

------------------------------------------------------------------------------------------------------------------------------------

TAC AUTOMOTIVE GROUP       430          441             442             433             431             429             315

                           $2,129,841   $2,218,190      $2,290,340      $2,120,496      $2,127,829      $2,086,167      $2,188,525

------------------------------------------------------------------------------------------------------------------------------------

THE BARTECH GROUP          280          293             209             290             295             273             347

                           $1,271,190   $1,331,961      $1,212,809      $1,262,982      $1,481,592      $1,239,962      $2,094,753

------------------------------------------------------------------------------------------------------------------------------------

MSX INTERNATIONAL          201          241             250             245             249             240             205

                           $892,100     $1,290,085      $1,214,128      $1,158,800      $1,399,410      $1,190,945      $1,393,759

------------------------------------------------------------------------------------------------------------------------------------

MODERN ENGINEERING         226          222             230             221             239             213             219

                           $1,170,291   $1,543,989      $704,186        $1,095,738      $991,373        $936,099        $599,702

------------------------------------------------------------------------------------------------------------------------------------

COMPUWARE CORPORATION      193          189             192             190             185             184             189

                           $939,506     $1,168,867      $1,168,867      $1,042,368      $1,113,910      $973,918        $1,338,231

------------------------------------------------------------------------------------------------------------------------------------

LIVERNOIS ENGINEERING      200          196             194             208             179             185             213
COMPANY
                           $982,648     $915,779        $909,572        $765,489        $887,447        $801,691        $1,385,926

------------------------------------------------------------------------------------------------------------------------------------

M.I.S. INTERNATIONAL       157          156             155             153             153             150             157

                           $809,634     $891,975        $910,736        $907,456        $878,633        $833,739        $1,305,351

------------------------------------------------------------------------------------------------------------------------------------

CDI INFORMATION SERVICES   152          144             147             144             140             138             140

                           $886,706     $899,050        $918,323        $779,886        $861,940        $813,635        $1,223,006

------------------------------------------------------------------------------------------------------------------------------------

DECISION CONSULTANTS, INC. 153          149             140             141             142             143             187
                           $866,793     $827,910        $812,515        $717,216        $769,359        $733,107        $1,353,723

------------------------------------------------------------------------------------------------------------------------------------

ASG RENAISSANCE            149          142             148             135             136             133             141

                           $843,642     $864,852        $845,387        $688,628        $764,339        $713,490        $808,871

------------------------------------------------------------------------------------------------------------------------------------


                                                                                                      SUPPLIER
                                                                                                       DOLLAR
                           AUG 96       SEP 96          OCT 96          NOV 96          DEC 96          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
KELLY SERVICES INC.        1133         1082            1043            1062            1074

                           $3,724,589   $3,196,552      $3,414,885      $3,361,141      $3,728,630      $42,525,934

------------------------------------------------------------------------------------------------------------------------------------

TAC AUTOMOTIVE GROUP       321          321             344             335             343

                           $1,800,422   $1,551,223      $1,666,697      $1,693,016      $1,744,238      $23,385,996

------------------------------------------------------------------------------------------------------------------------------------

THE BARTECH GROUP          346          329             327             316             302

                           $1,808,353   $1,355,995      $1,550,725      $1,383,891      $1,421,800      $17,216,040

------------------------------------------------------------------------------------------------------------------------------------

MSX INTERNATIONAL          197          194             197             191             190

                           $1,120,177   $947,256        $1,025,216      $1,109,012      $1,104,860      $13,824,758

------------------------------------------------------------------------------------------------------------------------------------

MODERN ENGINEERING         216          216             236             209             204

                           $1,331,498   $1,150,175      $1,112,872      $1,046,640       $1,033,200      $13,705,744

------------------------------------------------------------------------------------------------------------------------------------

COMPUWARE CORPORATION      183          187             181             183             189

                           $1,155,715   $1,061,810      $1,095,815      $1,059,291      $1,332,781      $13,471,072

------------------------------------------------------------------------------------------------------------------------------------

LIVERNOIS ENGINEERING      210          209             210             214             205
COMPANY
                           $1,087,867   $944,051        $1,006,200      $1,029,845      $987,434        $11,703,928

------------------------------------------------------------------------------------------------------------------------------------

M.I.S. INTERNATIONAL       154          160             165             164             150

                           $912,353     $1,038,936      $961,107        $969,587        $1,096,449      $11,555,955

------------------------------------------------------------------------------------------------------------------------------------

CDI INFORMATION SERVICES   144          152             158             148             145

                           $889,303     $896,803        $939,949        $956,474        $824,580        $10,979,635

------------------------------------------------------------------------------------------------------------------------------------

DECISION CONSULTANTS, INC. 176          169             160             154             153

                           $978,048     $849,361        $876,179        $830,416        $935,062        $10,549,689

------------------------------------------------------------------------------------------------------------------------------------

ASG RENAISSANCE            154          146             148             148             141

                           $896,914     $755,542        $888,548        $911,109        $889,167        $9,972,492

------------------------------------------------------------------------------------------------------------------------------------

                    PLACEMENT TIMING FOR ALGORITHM POSITIONS
                       (Based on a 360 Day Calendar Year)


                               CLERICAL POSITIONS


                                  [BAR GRAPH]






                             PROFESSIONAL POSITIONS


                                  [BAR GRAPH]



"NOTE: Effective May, 1997 data excludes Upgrades, OGC clerical placements and CSC professional placements."

                              PEOPLENET STATISTICS
                               EXECUTIVE SUMMARY


                            Overall Positions Placed
                                 (During Month)

                                    [GRAPH]



                               Active Contractees
                                  (Month-End)

                                    [GRAPH]



                          7 Day Post Placement Survey

                                    [GRAPH]



                              New Positions Placed
                  (Excludes Upgrades, CSC, and OGC Placements)

                                    [GRAPH]



                                Active Suppliers
                                  (Month-End)

                                    [GRAPH]



                                Placement Timing
                       (Average Number of Calendar Days)


                                    [GRAPH]

                              NEW POSITIONS PLACED



                                    [GRAPH]



               CRITERIA: All PO's issued during the time period.
                      Upgrades and backfills not included.

                           Master Vendor Agreement
                                 Exhibit 9.2


                         Contract Personnel Agreement

                             Master Vendor Agreement
                                  Exhibit 17.1

     Ford U.S. Policies with respect to U.S. Pub. L. 95-507 Clause entitled "Utilization of Small Business Concerns and Small Business Concerns Owned
     and Controlled by Socially and Economically Disadvantaged Individuals"

                                                                 EXHIBIT 17.1

                         FEDERAL ACQUISITION REGULATIONS
                        SUBCONTRACTING PLAN REQUIREMENTS

The following relevant paragraphs and sections are lifted directly from Policy Letters 95-1 and 94-X issued by the Executive Office of the President, Office of Management and Budget, Office of Federal Procurement Policy.

Policy Letter 95-1

5. Policy. The following policy applies government wide to contracts and subcontracts for "commercial items"...

          (1) It is a fundamental policy of the Federal government that a fair proportion of its contracts be placed with small businesses, small businesses owned and controlled by socially and economically disadvantaged individuals, and small businesses owned and controlled by woman and that such businesses participate in subcontracting under government prime contracts.
          (2) When the requirements for a subcontracting plan under Section 8(d) of the Small Business Act apply, annual commercial subcontracting plans that relate to a company's commercial and noncommercial production are authorized for:
          (a) Prime contracts for commercial items. or
          (b) subcontractors that provide commercial items under a prime contract whether or not the prime contractor is supplying a commercial item.

6. Contracting Officer Responsibilities.
          (1) These provisions for subcontracting plans for commercial item contractors do not in any way relieve contracting officers, prime contractors or subcontractors of their responsibilities for assuring that small, small disadvantaged and woman owned small businesses have the maximum practicable opportunity to participate in contracts awarded by the Federal agencies.
          (2) The use of a commercial subcontracting plan does not relieve a contractor of the requirement to make a good faith effort to comply with the requirements of the subcontracting plan.
          (3) Contracting officers should impose liquidated damages as applicable when contractor fail to comply with subcontracting plans.

Policy Letter 94-X

4. Definitions.
          g. Subcontract. Means any agreement... entered into by a Government prime contractor or subcontractor calling for suppliers and/or services required for contract performances, contract modification or subcontract....

          j. Commercial Plan. Means a subcontracting plan covering the offeror's fiscal year and which is applicable to the entire production of commercial items sold by either the entire company or portion thereof...

          k. Failure to make a good faith effort to comply with the subcontracting plan. Means willful or intentional failure to perform in accordance with the requirements of the subcontracting plan, or willful or intentional action to frustrate the plan.

 5. Background

         b. Section 8(d) of the Small Business Act (15 U.S.C. 637(d)) requires that before award can be made of a contract that exceeds $500,000 ($1 million in the case of construction of a public facility) to other than a small business concern, that apparent successful offeror must negotiate a subcontracting plan describing how it will provide subcontracting opportunities to small businesses. This requirement does not apply if the contract offers no subcontracting opportunities. The subcontracting plan shall become a material part of the contract.

 6. Solicitation and Subcontracting Plan Requirements
         a. The FAR (Federal Acquisition Regulations) shall prescribe a clause entitled "Utilization of Small, Small Disadvantaged and Women-Owned Small Business Concerns" to be inserted in solicitations and contracts... This clause shall express the policy of the United States for providing maximum practicable opportunity to small, small disadvantaged, and woman-owned small business concerns to participate in the performance of prime contracts let by the Federal Government and subcontracts.
         b. For each subcontract the prime contractor will award to a small business subcontractor, the prime contract must obtain a written representation from the subcontractor that it qualifies under the size and ownership standards applicable for the subcontract.
         c. The FAR shall prescribe a clause entitled "Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan" in solicitations and contracts if the award if the award is expected to exceed $500,000... The clause shall require that the subcontracting plan include the following elements:
         (1) A statement of total dollars to be subcontracted and statements of total dollars to be subcontracted to small business, to small disadvantaged business, and to women-owned businesses.
         (2) Separate goals expressed as percentages of total planned subcontracting dollars for small, small disadvantaged and woman-owned small business.
         (3) A statement as to whether or not the offeror included indirect costs in establishing subcontracting goals and a description of the methods used to determine the proportionate share of indirect costs to be incurred with small, small disadvantaged and women-owned business concerns.
         (4) A description of the principal types of suppliers and services to be subcontracted and an identification of the specific types to be subcontracted to each small business category.
         (5) A description of methods that were used in developing the subcontracting goals.
         (6) The name and a description of the duties of the individual employed by the offeror who will administer the offeror's subcontracting plan.
         (7) A description of the methods used to identify potential sources for solicitation purposes.
         (8) A description of the efforts the offeror will make to assure that small, small disadvantaged, and women-owned small business concerns have an equitable opportunity to compete for subcontracts.
         (9) Assurances that the offeror will include the Utilization of Small, Small Disadvantaged and Women-Owned Small Business Concerns clause in all subcontracts over the simplified opportunities.
         (10) Assurances that subcontractors who receive subcontracts in excess of $500,000 will adopt a plan similar to the plan agreed to by the offeror. Copies of the subcontractors' subcontracting plans must be retained by the prime contractor until completion of the subcontract. A "certificate of compliance" or statement from the subcontractor that it has a subcontracting plan does not satisfy this requirement.
         (11) Assurances that the offeror will participate in any studies or surveys that my be required; submit periodic reports so that Government can determine the extent of compliance by the offeror with the subcontracting plan...
         (12) A description of the types of records that will be maintained concerning procedures that will ensure compliance with the plan and its goals.
         (13) A description of the efforts that will be made to locate and award subcontracts to small, small disadvantaged, and women-owned small business concerns.
         d. A contractor's failure to make a good faith effort to comply with the subcontracting plan is a material breach of the contract.